UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following is a copy of the reports transmitted to shareholders of the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund, Forward Real Estate Fund, Forward Small Cap Equity Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund, each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Accessor series, which were reorganized as series of the registrant effective September 1, 2008, has been or will be submitted in a separate Form N-CSR.

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2009

1

Shareholder Update	December 31, 2009

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

I recently read a market commentary that stated the ‘easy money’ has been made in the stock and bond markets. I couldn’t disagree more. I believe that the hardest money investors have ever made was over the past twelve harrowing months. While it took a high degree of fortitude to remain invested, as we look forward, there is an emerging sense that the markets have stabilized and rebounded.

As we look out over the investment and economic landscape, we believe the preponderance of indicators are beginning to turn more positive. While many pundits agree that the global economy and capital markets are recovering, what remains in doubt is the shape of the recovery. The burning question remains—what is the shape of things to come?

There are those who argue persuasively that we have entered a ‘new normal’ where the forces of the deleveraging process will be marked by a long-term desire to minimize debt rather than to maximize profits, consumption or growth. They project a dour view of paltry economic growth as far as the eye can see.

Then there are those who argue convincingly that history has shown the deeper the economic pullback, the more dynamic the rebound. They claim that deep inventory reductions coupled with pent up demand from foregone consumption, combined with fiscal and monetary stimulus, create a powerful force that catapults economic activity and corporate profits to unforeseen levels of robust growth.

The question of what comes next becomes even more confusing when it is complicated by divergent views on government deficits, currency movements, inflation threats and the forces of demographic shifts as well as globalization of trade and competition. I believe that attempting to predict the outcome of these different scenarios with any kind of certainty is fraught with peril. No doubt there will be fits and starts to the signs of recovery, as well as confirming data and non confirming data validating or invalidating these various prognostications.

At Forward, we believe that a reasoned approach to diversification is the best way to proceed. We have always maintained that asset allocation with non-correlated asset classes is the best way to maintain a strong portfolio. Coming out of a distressed period, it would be reasonable to expect to see diversification benefits improve as correlations across asset classes decline to more normal patterns. As the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles.

We remain focused on asset classes that will benefit from the continued recovery, as well as overall global growth. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

This year was a year of growth for Forward Funds. In June, we added the Kensington Funds to the Forward Funds family. These four funds—Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund—complement Forward’s extensive roster of funds and offer investors further opportunities to diversify their portfolios with income-oriented products. The portfolio management teams have built deep expertise in global

December 31, 2009	2

real estate and infrastructure—the Global Infrastructure Fund invests in companies that may benefit from economic stimulus packages and the Select Income Fund offers investors the potential to generate significant income with a focus on REIT preferred equities.

Additionally, our ongoing conversations with investment professionals have uncovered the need for products that allow investors to be more nimble and tactical in asset allocation decisions. In response, Forward launched the Forward Tactical Growth Fund which has broad latitude in being able to position itself long or short in response to changing market dynamics. We invite you to learn more about our new funds at www.forwardfunds.com.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2009, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

The statements and opinions expressed herein are those of the author and should not be considered investment advice.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A Prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The Forward Global Infrastructure Fund concentrates its investments in infrastructure-related entities and therefore has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The Fund may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

The Forward Select Income Fund, Forward Strategic Reality Fund and Forward International Real Estate Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility. The Funds may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

Foreign securities, especially emerging markets, will involve additional risks including exchange rate fluctuations, social and political instability, liquidity, greater volatility and less regulation.

The underlying investments of the Forward Tactical Growth Fund (such as ETFs, futures and options on securities and securities indexes) involve heightened risks related to liquidity, increased volatility and unfavorable fluctuations in currency values. The underlying international and real estate investments will also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Investors will indirectly bear the expenses of the Fund’s underlying investments. The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling and derivatives involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

The Forward Tactical Growth Fund was launched on September 14, 2009, and has a limited operating history.

Forward Funds are distributed by ALPS Distributors, Inc.

Not FDIC Insured/No Bank Guarantee/May Lose Money

* Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

3	December 31, 2009

Fund Commentary and Performance

Forward Emerging Markets Fund

As of December 31, 2009

After a tumultuous 2008, equity markets staged a spectacular rally in 2009 despite dropping nearly 12% during January and February of the year. A massive surge in global liquidity inspired by record low interest rates and quantitative easing (QE) led to a sharp rebound and the MSCI Emerging Markets Index rose by 79.02% for the full year—a gain of more than 100% from the end of February to the end of the year.

For the year, the Forward Emerging Markets Fund’s Institutional Class shares returned 76.94% and its benchmark, the MSCI Emerging Markets Index, returned 79.02%.

2009 performance was a collection of a number of large gains and losses across countries, sectors and regions. The key country successes included both stock selection in, and maintaining our overweight in, Russia (the source of considerable losses in 2008), stock selection in China, and sizeable contributions from the smaller countries including Indonesia, Malaysia, Poland, Hungary and Israel. We struggled with stock selection in Taiwan, Korea and Turkey, where our preference for higher quality companies led to underperformance when the highly geared stocks recovered from virtual oblivion. In Russia our large commitment to the reform-oriented utility sector in the springtime delivered excellent results throughout the remainder of the year; while in China successes were spread across a wide range of sectors and stocks. At the sector level the biggest successes were in the financial sector—especially in Asia where we were considerably overweight—and in telecommunications. We were less successful with materials and information technology companies.

The EMEA (Europe, the Middle East and Africa) region delivered substantial relative performance gains across virtually all countries. In Central Europe we largely avoided the currency weakness at the start of the year and then made highly successful investments in Komercni Banka (Czech Republic), OTP Bank (Hungary) and, in the autumn, Bank PeKaO (Poland). Both Poland and Czech delivered good economic results (relative to the rest of Europe) whilst Hungary’s IMF bailout in late 2008 had the desired stabilising effect. In Russia, both Severstal and Evraz in the steel sector augmented our utility sector success mentioned above whilst once again, our small investments in Kazakhstan boosted performance. In Africa and the Middle East the underweights in Egypt, Morocco, Israel and South Africa all played out in our favor and we added to Teva Pharmaceutical Industries towards the end of the year. The only disappointment in the region was Turkey where the market rose more aggressively than we expected as interest rates fell dramatically. The Forward Emerging Markets Fund sold Komercni Bank and Bank PeKaO during the year.

In Latin America, Brazil delivered excellent performance in the second half of the year as we added to the consumer sector, especially Hypermarcus, and to mid-cap stocks more generally. Unfortunately our exposure to the defensive utility sector earlier in the year led to a small negative contribution from this country for the full year. A positive result in Mexico was led by regionally orientated stocks, notably, Ternium (steel) and Grupo Mexico (copper) whilst in the smaller countries we enjoyed substantial gains from pan-national mobile telephone operator, Millicom. The Forward Emerging Markets Fund sold Ternium and Millicom during the year.

Investment results in Asia were less successful than other regions although we still were handsomely rewarded in China, Malaysia and Indonesia. We endured poor relative returns from our holdings in

December 31, 2009	4

Forward Emerging Markets Fund

Korea and Taiwan. Our overweight, early in the year, in the stocks highlighted by our investment process was the principal cause of the underperformance in Korea as the Korean Won declined in value. Meanwhile in Taiwan we suffered from our initial underweight in the technology sector. More positively in the region, our overweight in Indonesia and underweight in Malaysia both added to gains in China. We took some profits in Indonesia, selling Indocement, later in the year although we maintain a positive long-term outlook for that country as its reforms continue.

After the astonishing falls in 2008 and the subsequent rebound in 2009, investors should expect less extreme returns in 2010. At the start of the year our key investments include an overweight in Technology, as developed world demand recovers and an overweight in Russia, where valuations are supportive. Our overall outlook is moderately positive, as growth has returned to many parts of the emerging world and in many cases national finances are somewhat healthier than for some more developed countries in Europe and North America.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility, and less regulation.

Quantitative easing describes an extreme form of monetary policy used to stimulate an economy where the interbank rate, which in the US is called the federal funds rate is either at, or close to, zero.

5	December 31, 2009

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	6

Forward Emerging Markets Fund

Forward Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	76.16%	13.80%	N/A	22.79%	04/09/03

Institutional Class	76.94%	14.21%	9.96%	7.95%	10/04/95

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, less liquidity, greater volatility, and less regulation.

7	December 31, 2009

Fund Commentary and Performance

Forward International Equity Fund

As of December 31, 2009

Global economic data evidence a world economy recovering from recession, benefiting from strong public policy stimulus, pent-up consumer demand, and a return of confidence by both businesses and individuals. This environment contrasts starkly to the first quarter of 2009 when businesses and consumers battened down the hatches in anticipation of a stormy economic climate and panicky investors sold equities in an effort to raise cash. The reversal of sentiment helped equities finish strong in the final quarter of 2009, completing the reversal from the first quarter plunge and propelling the equity indices to new 15-month highs. Foreign stocks as measured by the MSCI EAFE Index advanced 2.18% for the quarter, and 31.78% for the year. Including emerging markets, the foreign indices did even better. The MSCI All Country World ex-U.S. Index gained 3.79% for the last quarter and 42.14% for 2009.

For the year, the Forward International Equity Fund’s Investor Class shares returned 35.88% and its benchmark, the MSCI All Country World Index ex-U.S., returned 42.14%.

Indeed, the relative performance of the sectors supports the idea of improved investor sentiment towards the economy as the more economically sensitive sectors provided leadership for the quarter and year. Technology, Materials, and Consumer Discretionary equities ranked highest for 2009 returns while the less cyclical Utilities, Telecommunications, and Consumer Staples ranked near the bottom.

Western Europe finally emerged from recession in the third quarter of 2009 after suffering through five straight quarters of economic shrinkage. The region, like most of the world, experienced a particularly steep contraction in fourth quarter of 2008 and first quarter of 2009, when economic activity and trade nosedived and financial turmoil reached a fever pitch after Lehman Brothers’ failure. Europe’s momentum pales compared to the U.S.’s as evidenced by the relapse in some economic indicators in the fourth quarter. Business confidence and sentiment recently achieved new highs for this recovery as production levels increase to boost depleted inventory levels and low inflation induces consumers to spend due to better purchasing power. Also, despite the relatively strong euro, trade numbers continue to improve. Year-over-year exports bottomed at -37.4% in April 2009 but improved steadily since and registered an impressive double-digit growth rate in November 2009. Germany led the region in this category. The U.K.’s heavier reliance on finance and heavier consumer debt burden intensified the downturn. The road to recovery in the U.K. like most of Europe will be bumpier, and other countries like Spain and Ireland may continue to languish under the weight of the housing bubble bursting aftershocks.

Japan’s recovery reflects strong fiscal stimulus spending but also the world’s recognition of the country’s comparative advantage in manufactured goods. Exports to Asia and the U.S. have recently shown annual growth rates exceeding 30%1, but domestic performance remained troubling. We expect Japan’s future growth to be substandard to the U.S. and especially to the rest of Asia.

China continues to be at the top of the major economy performance rankings. Consensus expectations peg China 2009 economic growth at 9%, down just marginally from 2008.1 Year-end data point toward acceleration instead of moderating growth. The latest government actions have attempted to cool home price appreciation by stepping up supply and imposing new taxes/fees on home resales/land transfers. New government steel industry regulations are designed to close hundreds of mills or approximately 20% of the country’s output and ease upward pressure on iron ore prices.1 These efforts will have limited impact on slowing economic activity, as continued infrastructure spending and the renewal of many tax incentive/subsidy programs to boost automobile, home appliance, electronic, and housing sales should keep China humming next year.

December 31, 2009	8

Forward International Equity Fund

The largest Latin American country, Brazil, had a relatively mild economic downturn relative to the rest of the world, but the government responded with stimulus by cutting taxes and boosting public sector spending. The biggest concern appears to be the ability of Brazilian authorities to withdraw the stimuli in time to avoid high inflation and ultra-high deficits.

Other countries we believe have generally favorable equity investment climates include Australia, Canada, India, Indonesia, the Philippines, Taiwan, Korea, and Turkey. Countries which are relatively unfavorable due to balance of payments, inadequate currency reserves, fiscal in balances, or political issues include Russia and most of Eastern Europe. Additionally, one country receiving a heavier weighting at year end includes Hong Kong and two newer positions in the fund include Hang Seng Bank and City Telecom.

The MSCI All Country World Index ex-U.S. is a free float-adjusted market capitalization index, designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets (Europe, Australasia, Far East), excluding the US & Canada. The index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility, and less regulation.

1Source: IHS Global Insight

9	December 31, 2009

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	10

Forward International Equity Fund

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	35.88%	2.62%	0.43%	3.54%	10/01/98

Institutional Class	35.84%	N/A	N/A	-14.44%	05/01/07

(a) As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) The MSCI All Country World Index ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility, and less regulation.

11	December 31, 2009

Fund Commentary and Performance

Forward International Small Companies Fund

As of December 31, 2009

During the first quarter of 2009, stock selection in Continental Europe was significantly positive, but the UK, Australia and, most importantly, Japan outweighed this benefit. In Japan, stock selection was especially punitive as our cautious stance in both style and sector was not rewarded in a market that rotated its direction firmly in the favor of cyclical.

Throughout the second and third quarters, the strongest performing sectors were those regarded as the most cyclical such as Materials, Consumer Discretionary and Information Technology while more defensive areas of the market lagged with sectors such as Health Care and Consumer Staples underperforming. As such the Fund’s sector exposure with overweight positions in Health Care and Consumer Staples, and underweight positions in Materials, Industrials and Consumer Discretionary was detrimental to performance. In addition many of the Fund’s high quality holdings were de-rated as the market rotated into higher risk and often highly geared businesses, where the view was taken that such companies would be successfully able to refinance rather than go bankrupt

In the fourth quarter of 2009, the Fund outperformed the benchmark. We were helped by our modestly defensive positioning, reflected in both our overweight in the Health Care and Consumer Staples sectors and also in our underweight stance in Financials and Industrials stocks. This was let down by disappointing returns in Asia-ex Japan and most notably in Australia, where both stock selection and an underweight position were costly.

For the year, the Forward International Small Companies Fund’s Institutional Class shares returned 29.37% and its benchmark, the MSCI EAFE Small Cap Index, returned 47.32%.

During the first quarter of the year we reinvested proceeds from selling our winners back into similarly positioned defensive stocks. However, the more encouraging environment of March 2009 saw us gradually increasing exposure to cyclical stocks across the portfolio where individual company analysis and dialogue provided an identifiable justification or trigger. This trend continued throughout the year as we began to identify triggers for outperformance.

We continued to increase Cyclical Growth and Defensive Growth type companies at the expense of Established Growth in particular, however, our sector stance remained largely unchanged in that we continued to be underweight in Industrials and Financials and overweight in Health Care and Consumer Staples. Moving into 2010 these stances remain broadly unchanged, but we are in the process of steadily reducing the extent of these positions.

We believe that the coming transition period for markets, as valuations become more dependent upon earnings rather than on abundant liquidity, is likely to prove to be a testing time for investors. Our style is to remain focused on our bottom-up criteria, with an emphasis on stocks that offer identifiable triggers for performance, liquidity and earnings growth visibility. We are increasingly looking for defensive—type companies, which have an internal trigger for performance, or high-quality cyclical businesses.

The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index figures do not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2009	12

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2009

Forward International Small Companies Fund

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	28.89%	3.21%	N/A	10.03%	03/05/02

Institutional Class	29.37%	3.53%	5.09%	8.39%	02/07/96

Class A (load adjusted)(b)	21.40%	N/A	N/A	1.68%	05/02/05

Class A (without load)(c)	28.80%	N/A	N/A	2.97%	05/02/05

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuation, political and social instability, less liquidity, greater volatility and less regulation. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2009	14

Fund Commentary and Performance

Forward Large Cap Equity Fund

As of December 31, 2009

Forward Management took over the day-to-day management of the Forward Large Cap Equity Fund in August 2009. The portfolio management team seeks to blend elements of growth and value investing styles in an effort to provide attractive risk adjusted returns, improved upside and downside capture ratios and modest volatility.

The portfolio experienced roughly 75% turnover in the portfolio management transition period but was able to generate a net tax loss that will offset future tax gains. The number of names in the portfolio was increased from 42 to 91 at the end of the third quarter. At that point, the portfolio was structured to be balanced between growth and value, but as 2009 drew to a close, the sharp appreciation of growth oriented stocks led the team to take a bit more defensive posture with a slight value bias. Much of the growth stock universe had benefited from a low quality stock rally, and the move in the fourth quarter was in anticipation of a rotation back to quality names.

For the year, the Forward Large Cap Equity Fund’s Class A shares (without sales load) returned 23.78% and its benchmark, the S&P 500 Index, returned 26.47%.

The portfolio outperformed in the third quarter based on strength in Materials stocks, Energy, Healthcare, and Utilities. The portfolio was positioned to take advantage of the economic recovery that began to unfold with an overweight in Consumer Discretionary and an underweight in Consumer Staples. The portfolio also had a meaningful weight in gold mining stocks based on improving prices for gold and also as a macro thematic hedge against potential negative side effects of central bank quantitative easing programs.

The fund gave back its outperformance in the fourth quarter as the overweight in Consumer Discretionary names weighed down returns. The portfolio was also hampered by Financials which were related to capital markets and large money center banks. As the cloud of political risk began to rise over the Health Care names, the fund established positions in a number of depressed names which have solid future growth prospects.

As the year drew to a close, a number of cross currents began to impact the markets. Valuations were a bit extended and sentiment was becoming a bit more complacent. Short-term sector rotation was evident as returns to various segments gyrated wildly in an unpredictable pattern. A sharp rebound in the dollar also contributed to the volatility we witnessed. In such choppy environments, we maintain a disciplined approach to stock selection and allow the fundamentals to play out. As previously mentioned, the portfolio reduced its exposure to some of the more volatile growth names in favor of more attractively valued high quality names. At the same time, we raised our underweight Technology position in anticipation of strong first quarter earnings announcements and improved outlooks for 2010.

We remain mindful of the fact that large cap U.S. stocks compete in a global marketplace, and in many cases we are more concerned about the shape of the global economic recovery rather than simply that of the U.S. economy. There is reason to believe that the recovery in the global economy may prove to be more robust than the US economy. Many Industrials, Energy, Materials, Technology and Consumer names stand to benefit in this environment, and we intend to be opportunistic to take advantage of those dynamics as they play out.

15	December 31, 2009

Forward Large Cap Equity Fund

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Valuation is the process of determining the value of an asset or company.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future result. Share prices will fluctuate, and you may have a gain or loss when you redeem shares.

December 31, 2009	16

Forward Large Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2009

Forward Large Cap Equity Fund

Forward Large Cap Equity Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	24.34%	-3.73%	01/31/07

Class A (load adjusted)(a)	16.73%	-3.95%	10/31/06

Class A (without load)(b)	23.78%	-2.13%	10/31/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2009	18

Fund Commentary and Performance

Forward Banking and Finance Fund

As of December 31, 2009

The last couple of years have been trying times for small cap bank and financial firm investors, as evidenced by The Keefe, Bruyette & Woods Bank Index which was down 50% from year end 2006 to year end 2009. We believe that the reduction in availability and increase in the cost of credit was one of the causes of the recession, and restoring more normal function to these markets and to other segments of the financial system is an essential step toward establishing a solid recovery of economic activity. To address these problems, the U.S. Treasury and the Federal Reserve launched programs such as the Term Asset-Backed Securities Loan Facility (TALF). This was in addition to the continuation of Troubled Asset Relief Program (TARP) that was created in 2008. The turning point for banks in 2009 was the stress test applied to 19 firms in the spring of 2009. By “passing” and raising capital in May, these large institutions opened the window for the community banks to raise capital from June through October.

For the year, the Forward Banking and Finance Fund’s Class A shares (without load) returned -11.29% and its benchmark, the Russell 2000 Index, returned 27.17%.

We believe that community banks that have raised capital are well positioned to take advantage of acquisition opportunities which we believe will be abundant in the years to come. In 2009, 140 U.S. banks failed, and many more institutions were on the FDIC’s watch list for potential failure. We believe that community banks will have substantial opportunities to participate in FDIC assisted acquisitions. Additionally, we believe that private equity firms may provide the FDIC with an additional exit strategy for some of its struggling banks.

The presence of private equity buyers of community banks would provide a new confidence level for bank investors that current valuation levels are attractive. So far, most deals have been either entire recapitalizations or FDIC assisted deals. This is clearly a good first step and we expect if capital levels are not tiered negatively for private equity investors, that many more deals will be seen over the next 18 months.

The rally in the banking sector from its March lows continued through mid-September, and came to a halt amidst expectations of higher provision expenses and net charge-offs. Although we believe the short-term performance of community banks may be hampered by higher credit costs, both residential and commercial real estate, and potential charges related to deferred tax assets (DTAs) we continue to believe that community banks will benefit from the current disruption in the markets by gaining market share and building long term lending and deposit relationships that will benefit these banks for years to come.

While credit deterioration in the commercial real estate (CRE) and the construction and development (C&D) asset classes is likely to continue, we believe that overall we have already witnessed the peak in sequential quarterly increases to nonperforming loans. Earnings have benefitted from increased mortgage origination volume as a result of the $8,000 first time homebuyer tax credit.

Investor demand for secondary capital raises remained solid enough in the second half of 2009 to permit the capital window to remain open, but we noted some deterioration in the quality of banks coming to the market. The bank industry raised more than $60 billion in new capital since late April 2009. Often when the community banks in our portfolio have raised capital it has been seen as a catalyst and

19	December 31, 2009

Forward Banking and Finance Fund

differentiator by investors. Investors have been willing to suffer the near-term pain from dilution in order to be positioned to grow organically, hire talent and attract deposits from competitors; repay TARP; shore up the balance sheet and reduce or eliminate the threat of a bank failure; and, work with regulators on potentially highly accretive FDIC assisted transactions and other merger opportunities. Since loan growth doesn’t usually recover until well into the recovery, we are excited about the possibilities that FDIC assisted bank transactions have to increase deposits, grow assets and relationships, and add to the normalized earnings growth over the next couple of years. FDIC assisted deals have been structured to limit loss exposure by a loss sharing agreement with the FDIC.

We believe that the bank stocks will soon reach an inflection point, where credit quality stabilizes and earnings and revenue become more normalized. When we reach this “inflection” point we believe that bank stocks will outperform the market as many of these stocks still trade below book value. The focus of this fund’s strategy since inception is still viable today. Small cap banks and financial firms continue to gain market share, have defensible market niches with long term growth potential, have growth rates exceeding their peers in terms of loans and core deposits and have attractive valuation based on normalized earnings.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses, or taxes.

The Keefe, Bruyette & Woods Bank Index is a float adjusted modified-market capitalization weighted index of geographically diverse companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock markets. The index figures do not reflect any deduction for fees, expenses, or taxes.

It is not possible to invest directly in an index.

The Troubled Asset Relief Program (TARP) was created for the establishment and management of a U.S. Treasury fund as part of a proposed bailout of the U.S. financial system. TARP, which became law on October 3, 2008 with the enactment of the Emergency Economic Stabilization Act of 2008, gives the U.S. Treasury purchasing power of up to $700 billion to buy mortgage-backed securities from institutions across the country. TARP was originally set to expire on December 31, 2009. However, on December 9, 2009, U.S. Treasury Secretary Timothy Geithner authorized TARP to be extended through October 3, 2010.

The Term Asset-Backed Securities Loan Facility (TALF) is the name of a program announced by the U.S. Federal Reserve Board (the Fed) on November 25, 2008. Under the TALF program, the Federal Reserve Bank of New York will lend up to $1 trillion (originally up to $200 billion) on a non-recourse basis to holders of certain AAA-rated asset-backed securities collateralized by newly and recently originated consumer and small business loans. Although loans under the TALF program were previously authorized through December 31, 2009, the Fed and the U.S. Treasury announced on August 17, 2009 that they had approved an extension of the TALF program through March 31, 2010.

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2009	20

Forward Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2009

Forward Banking and Finance Fund

Forward Banking and Finance Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Class A (load adjusted)(b)	-16.39%	-10.10%	4.57%	5.28%	02/18/97

Class A (without load)(c)	-11.29%	-9.03%	5.18%	5.77%	02/18/97

Class C (with CDSC)(d)	-12.93%	-9.62%	N/A	5.44%	07/01/00

Class C (without CDSC)(e)	-12.05%	-9.62%	N/A	5.44%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective. Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2009	22

Fund Commentary and Performance

Forward Growth Fund

As of December 31, 2009

As 2009 started, the equity market remained under extreme pressure, despite the healing that was taking place in the fixed income market. Spreads in AAA corporate bonds, LIBOR and high yield securities were narrowing, but the equity market, in an extreme state of fear, paid little attention. The market over the course of the first two months became increasingly concerned that an Armageddon scenario in which bank capital would be devastated was exceedingly plausible. The massive amounts of capital thrown at the market by the Federal Reserve and the Treasury Department proved little consolation to investors as policy continuity was non-existent and delivery was nothing short of terrifying. The rally beginning on March 9th involved large moves by heavily shorted stocks, which were often of questionable quality. The phrase most often used to describe this rally was low quality. In fact, many of these companies were on the brink of breaching debt covenants, and were being priced as if bankruptcy/insolvency was the most probable outcome. These are not names that would normally be found in the Fund, as they typically do not meet our criteria regarding earnings growth exceeding the peer group as a result of product superiority and/or market share gains. This low quality rally proved to be very difficult for active managers to navigate. Beside the low quality and smallest stocks dominating the performance of the index for the quarter, the breadth of the rally across the major economic sectors made it difficult to outperform and prevented stock pickers from gaining ground.

For the year, the Forward Growth Fund’s Class A shares (without load) returned 33.04% and its benchmark, the Russell 2000 Growth Index, returned 34.47%.

This period did not deter us from relying on our foundation of fundamental research to uncover the growth names that would add value to the Forward Growth Fund. For the year, we were overweight in Technology, which had the second best index returns, which we added to by superior stock selection. We experienced solid outperformance driven by both the portfolio’s overweight position and stock selection within the communications and semiconductor industries.

While industrial production has rebounded aggressively, the V-shaped recovery witnessed in the manufacturing sector has yet to translate to the rest of the economy, particularly the consumer. That being said, the third quarter did have some pleasant and unexpected surprises. “Cash for Clunkers” sparked new car sales to such a degree that many economists were forced to rethink their estimates for GDP growth for the third and fourth quarters. Home sales improved, driven by the tax credit for home purchases as well as the Federal Reserve purchase program of mortgage-backed securities which has kept mortgage rates low, and new home inventory was declining. While the housing market is not out of the woods yet, particularly as foreclosures and the reset of adjustable rate mortgages loom, it experienced more improvement than even the most optimistic economist thought possible earlier in the year. This created a positive feedback loop for the consumer. September retail sales showed some signs of life, and early October commentary was incrementally more positive. Employment, or the lack thereof, remained the largest source of uncertainty and consternation. While in our due diligence and conversations with various management teams, we have come across some anecdotal evidence of a willingness to rehire, we lack visibility as to the timeframe and the trajectory of these hiring initiatives. Therefore, while we believe year over year sales trends will show improvement in part due to easier comparisons, the magnitude of the improvement remains unclear. Given the consumer’s contribution to the economy, we continue to monitor this aspect with great interest.

23	December 31, 2009

Forward Growth Fund

While the level of unemployment limited the improvement in consumer confidence, confidence in the corporate suite appears to be rebounding more aggressively driven by a rising stock market and improving economic outlook. The Conference Board Measure of CEO confidence released survey results in September which indicated that CEOs grew more optimistic in their short-term outlook. This increased confidence was most evident in the acceleration in merger and acquisition activity witnessed during the third quarter. Flush with cash and a new found confidence, corporations started shopping in the second half of the year. This increasing confidence should also bode well for corporate earnings going forward.

A negative for the portfolio was in the Health Care sector, which disappointed due to negative contributions from a couple of individual stocks, Sequenom and Dendreon, these stocks were sold during the year.

Consumer Discretionary and Technology stocks all made a significant contribution to return during the year. One contributor was GSI Commerce, a consumer discretionary stock. Our Technology outperformance was spread across communications, software, semiconductors and telecom equipment.

Coming off of a nearly 35% return for the year for small caps, it might sound counterintuitive to say that we are quite optimistic about the coming year, at least economically. Whether this is priced into the market will be the give and take between the bulls and the bears throughout the year. While not expecting the same relative nominal return environment, we are more sanguine about the overall level of economic activity that we should see as this recovery unfolds. Given our company specific fundamental view, we believe there is probably more momentum in the underlying economy than is widely recognized by consensus expectations. We believe individual company fundamentals will again matter and superior business models will again demand premium valuations.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses, or taxes. The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

LIBOR is the London Inter-Bank Offer Rate and it is the interest rate that the banks charge each other for loans (usually in Eurodollars).

December 31, 2009	24

Forward Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

25	December 31, 2009

Forward Growth Fund

Forward Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	33.50%	N/A	N/A	15.54%	10/21/08

Class A (load adjusted)(b)	25.35%	-0.27%	-1.09%	9.11%	10/01/92

Class A (without load)(c)	33.04%	0.91%	-0.50%	9.50%	10/01/92

Class C (with CDSC)(d)	31.44%	0.35%	N/A	-0.33%	07/01/00

Class C (without CDSC)(e)	32.44%	0.35%	N/A	-0.33%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The Russell 2000 Growth Index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Funds that concentrate in a particular industry will involve a greater degree of risk than funds with a more diversified portfolio. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

December 31, 2009	26

Fund Commentary and Performance

Forward Legato Fund

As of December 31, 2009

The equity markets in 2009 were dominated by the recovery rally that began in the early spring accelerating through the summer, with growth companies and lower quality names advancing the most over the year. All major equity indices closed higher; it was a year of double-digit gains. The Dow Jones Industrial Average finished the year up 23%, while the broader S&P 500 advanced 26% for the year, its best year since 2003.

During 2009, the small cap market, as measured by the Russell 2000 Index, rebounded significantly, posting a return of 27%. Small cap growth companies, as measured by the Russell 2000 Growth Index outpaced their value peers, as measured by the Russell 2000 Value Index, 34% versus 21%, respectively. For the last one year period, mid cap growth stocks, as measured by the Russell Midcap Growth Index, outperformed all other domestic equity asset classes returning 46%.

For the year, the Forward Legato Fund’s Class A shares (without sales load) returned 26.35% and its benchmark, the Russell 2000 Index, returned 27.17%.

The majority of the underperformance was attributable to weak stock selection. Relative to the benchmark, the Fund lagged from stock selection within Consumer Discretionary, Technology and Materials & Processing sectors. The Fund’s focus on higher quality companies provided a significant challenge as lower quality companies performed the best during the market recovery. However, performance was helped by stock selection within Other Energy, Financials and Auto & Transportation sectors.

For the year, sector selection had a positive contribution to performance. The largest contributors to performance on a sector allocation basis were the underweightings in Financials and Utilities, while detractors to performance were the overweighting in Health Care and Consumer Staples.

The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% investable U.S. equity market. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies. The index is adjusted to reflect reinvestment of dividends. The index figures do not reflect any deduction for fees, expenses or taxes.

The Dow Jones Industrial Average (DIJA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the U.S. stock market since October 1, 1928.

It is not possible to invest directly in an index.

Investing in small company stocks is generally riskier than large company stocks due to greater volatility and less liquidity.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

27	December 31, 2009

Forward Legato Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	28

Forward Legato Fund

Forward Legato Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	26.44%	14.10%	10/21/08

Institutional Class	27.00%	-4.06%	05/01/08

Class A (load adjusted)(a)	19.05%	2.22%	04/01/05

Class A (without load)(b)	26.35%	3.50%	04/01/05

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in small company stocks is generally riskier than large company stocks due to greater volatility and less liquidity.

29	December 31, 2009

Fund Commentary and Performance

Forward Long/Short Credit Analysis Fund

As of December 31, 2009

We ended 2009 with a decidedly different sentiment than a year ago. By December 2008, the oversold conditions in the municipal and corporate bond markets were screaming that a recovery was imminent, and we had conviction that a recovery was taking place, although by no means did we project the scope and breadth of that recovery. The year 2009 will ultimately be one for the record books as it comprised the best time to own or purchase fixed income securities in a generation.

For the year, the Forward Long/Short Credit Analysis Fund’s Institutional Class shares returned 47.08% and its benchmarks, the Barclays Capital U.S. Corporate High-Yield Bond Index and the Barclays Capital U.S. Municipal Bond Index, returned 58.21% and 12.91%, respectively.

The credit markets rebounded strongly in 2009, following the unprecedented Federal Reserve, FDIC and Treasury programs to restore the health of the financial system. Regarding the Municipal Market, the 30- year Municipal/ Treasury ratio that rose to a record 217% a year ago now stands at approximately 88% versus the historical average of about 86%. The biggest story in municipals in 2009 surrounded “Build America Bonds” (“BABS”), a new taxable fixed income asset class. The economics behind the issuance of BABS remains compelling for both issuers and investors. Enacted through the American Recovery and Reinvestment Act in February 2009, the program provides municipal issuers with a 35% subsidy from the Federal Government on interest costs if issuers forego the issuance of tax-exempt debt. Given the resounding success of BABS, we expect the program will likely be extended beyond the original December 31, 2010 sunset date. In addition, BABS will likely continue to remake the municipal market as projections for new issue BABS in 2010 fall in the range of $110 to $160 Billion.

The classic supply and demand metrics for municipal bonds remains intact. Once the new issue calendar wound down for the year, market valuations again turned positively in early December as the inflows from December 1 coupon interest and principal payments assisted in pushing valuations higher. Municipal market new issue volume comprised about $409.13 Billion in 2009, a 5% increase over 2008. However, approximately $84.47 Billion was in taxable municipal bonds, with BABS accounting for over $64 Billion of such issuance, so the volume of tax-exempt municipal bonds actually fell almost 6% in 2009.

Market rates for U.S. Treasuries and interest rate swap spreads generally moved higher during the last quarter of 2009. Volatility was steady as evidenced by trading ranges, and the biggest interest rate story during the quarter was the continued steepening of the yield curve. The steeper curve has come almost exclusively at the expense of long term rates, as the 2yr treasury rate currently stands only one (1) basis point higher than the end of the third quarter of 2009 while the 10yr treasury rate has risen by almost 50 basis points. This steepening is a result of the combination of Federal Reserve Policy accommodation keeping short term rates at exceptionally low levels, concerns about rising supply of U.S. Treasuries to finance increases in deficit spending and fundamental concerns about higher inflation.

From a historical perspective the corporate credit markets had a record performance run in 2009. As measured by the Barclays US High Yield Corporate Index, high yield bonds returned 58.21%, shattering all previous records. In addition, the Barclays U.S. Credit Index posted a 16.04% return in 2009. That said we think these markets remain attractive on several measures. From a supply/demand perspective, while 2009 has seen record new issuance, nearly 2/3 of this supply has been earmarked to

December 31, 2009	30

Forward Long/Short Credit Analysis Fund

pre-fund maturities for 2010 and 2011. For non-financial companies, refinancing 2012 maturities will be the next big challenge. Much of this debt is leveraged bank debt taken on during the 2006/2007 buyout boom. Assuming the capital markets remain accommodative, we expect significant new issuance from highly levered though creditworthy borrowers in an effort to extend these obligations. In fact several issuers already did so in 2009. Much of this bank debt is held in structured product form, thus the refinancing of this debt will begin to pay down many of the CDOs and CLOs that are currently being held as “toxic assets”. Amortizing these assets will free up capital reserves for other purposes, a potential win/win for the credit markets.

We expect an extended period of low interest rates will extend the current strong demand for higher yielding assets, including corporate and municipal bonds. With liquidity and new issue markets open for most established corporate borrowers, the reality is that most of the companies that were not going to survive this cycle have already either filed for bankruptcy, been merged, sold or acquired, or otherwise gone out of business. This is not to say that default risk does not still exist; there will be more defaults before this cycle ends. But aggregate defaults will likely decline in 2010, and current spreads more than reflect likely expected default rates. Also business failures will be more isolated and manageable than was the case during the crisis environment of 2008. This backdrop should provide less overall market driven performance for corporate credit and instead promote a more idiosyncratic market of winners and losers. Moving forward, we believe this environment will provide us with ample opportunity to take advantage of our strengths and insight into specific credit situations and relative value in our core investing sectors by selectively adding corporate credit risk (long and short) to our portfolios while maintaining our strategic overweight in municipal bonds as discussed above.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, respectively.

The Barclays Capital U.S. Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds will experience sudden and sharp price swings, which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Collateralized Debt Obligations (CDO) are sophisticated financial tools that repackage individual loans into a product that can be sold on the secondary market.

Collaterized Loan Obligations (CLO) are debt securities backed by a pool of commercial loans.

31	December 31, 2009

Forward Long/Short Credit Analysis Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	32

Forward Long/Short Credit Analysis Fund

Forward Long/Short Credit Analysis Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	46.56%	12.79%	05/01/08

Institutional Class	47.08%	13.22%	05/01/08

Class C (with CDSC)(a)(c)	N/A	15.37%	06/03/09

Class C (without CDSC)(b)(c)	N/A	16.37%	06/03/09

(a) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(b) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(d) The Barclays Capital Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(e) The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

33	December 31, 2009

Fund Commentary and Performance

Forward International Fixed Income Fund

As of December 31, 2009

Yields on government bond markets moved upwards in the first half of 2009 against a backdrop for financial markets that changed quite noticeably as the months passed by. The probability of a ‘disaster’ scenario, such as the financial system imploding leading to a depression exacerbated by deflation, similar to the one experienced in the 1930s, distinctly receded. Drastic measures taken by central banks and governments began to deliver benefits for the economy and the slowdown started to ease. In light of all these developments, investors’ perceptions also altered somewhat. They turned away from government bond markets on which yields were fairly unattractive on the back of fears about ballooning public-sector deficits and a concomitant upsurge in new paper being issued, not to mention potential inflationary repercussions of the highly accommodating monetary and fiscal policy mix. Hopes kindled by the uptick in economic and business survey findings whetted investors’ appetite for risk again, and they tended to favor risk assets in preference to sovereign bonds, which duly corrected sharply, triggering a definite steepening of yield curves.

The cost of all the economic reflationary plans and the bailing-out of banks sent budget deficits spiralling around the globe, fuelling fears about some countries’ abilities to repay their debts. These fears sent sovereign credit default swaps (CDSs) rocketing and caused spreads between bonds issued by different European countries to stretch noticeably wider. Some countries even suffered the indignity of having their sovereign debt ratings downgraded. Corporate bonds and emerging-market debt delivered some outstanding returns in 2009, with euro-denominated, high-yield bonds taking the crown with a 75% gain in local currency. Credit spreads, which had soared to record highs in late 2008, steadily narrowed throughout the year, almost reverting to their pre-crisis levels. In the second half of 2009, yields on government bonds drifted back downwards even though a widespread economic upswing began to take hold and inflation rates started to edge higher again. The markets were reassured by central bankers’ very circumspect comments about the solidity of the economic recovery, the prospect of official interest rates remaining unchanged for quite some time and central banks’ buying of bonds.

For the year, the Forward Fixed Income Fund’s Institutional Class shares returned 18.70% and its benchmark, the Citigroup World BIG Bond ex-U.S. Index* and a Blended Index* of 60% Citigroup World BIG Bond ex-U.S. Index* / 20% BofA Merrill Lynch European Currency High Yield Index / 20% J.P. Morgan GBI-EM Global Diversified Composite Index, returned 6.84% and 23.35%, respectively.

At year end, the Fund’s asset allocation was the following: 51.4% in Global Government debt, 25.8% in Emerging Local debt and 22.8% in European High Yield. After having neutralized our portfolio towards risky assets in the last quarter of 2008, we gradually increased the allocation of the latter in 2009, implementing a strong overweight into European High Yield bonds at the end of Q1 and adopted the same stance for emerging local currency bonds at the end of Q3. Overall, these asset allocation changes have contributed very positively to the Fund’s performance.

Credit spreads narrowed even further in December, topping up the already impressive record returns scored by this asset class in 2009. This striking rally has been fuelled by central banks’ mass pumping-in of liquidity, improving investor sentiment and some highly attractive valuation levels. The best performers are to be found among those borrowers with the lowest credit ratings, cyclicals and those securities in a turnaround situation after almost defaulting. At the end of 2009, liquidity levels are still pitched below normal, and banks are holding very little on their trading positions. The

December 31, 2009	34

Forward International Fixed Income Fund

financial sector has seen its weighting within the high yield segment increase over the year. This has primarily been brought about by subordinated and hybrid debt issued by banks that are restructuring, being recapitalized by governments and with ratings downgraded by the rating agencies. These instruments made a significant contribution towards driving the High Yield segment’s performance, and were detrimental to our relative performance within the High Yield segment, given our more conservative bottom-up approach.

Emerging local currency bonds posted negative returns in December. The strongest performers were Indonesia and Thailand, the weakest performers being Hungary and Poland whose currencies were among the poorest performers across emerging markets. Meanwhile, inflows into this asset class continue, in general outweighing those to the emerging USD-debt segment as the focus remains geared to the potential for risk premiums to fall in local currency bond markets, particularly at the back end of the curves, and for currencies to appreciate, although the market is watching closely the potential shift in theme from a weaker to a stronger dollar.

The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD.

The BofA Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD.

The J.P. Morgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

*Unhedged USD

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign bonds are a debt security issued by a national government within a given country and denominated in a foreign currency.

Credit default swaps (CDS) offer protection against the non-payment of unsecured corporate or sovereign debt. A typical CDS contract features one counterparty agreeing to “sell” protection to another. The “protected” party pays a fee each year in exchange for a guarantee that if a bond goes into default, the seller of protection will provide compensation.

35	December 31, 2009

Forward International Fixed Income Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	36

Forward International Fixed Income Fund

Forward International Fixed Income Fund

	1 Year	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	18.43%	6.75%	10/05/07

Institutional Class	18.70%	7.05%	10/05/07

Class C (with CDSC)(a)	17.00%	6.49%	10/05/07

Class C (without CDSC)(b)	18.00%	6.49%	10/05/07

(a) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(b) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(c) The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Blended Rate Index (60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD / 20% BofA Merrill Lynch European Currency High Yield Index Unhedged USD / 20% J.P. Morgan GBI-EM Global Diversified Composite Unhedged USD): The BofA Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD. The J.P. Morgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign securities, especially emerging markets, will involve certain additional risks, including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

37	December 31, 2009

Fund Commentary and Performance

Forward Tactical Growth Fund

As of December 31, 2009

The Forward Tactical Growth Fund was launched on September 14, 2009 and the Fund invests primarily in a diversified portfolio of exchange-traded funds (ETFs) and instruments providing exposure to U.S. and non-U.S. equity securities (comprised of futures and options on securities, securities indexes and shares of ETFs), which represent general asset classes, including both U.S. and overseas equity markets. The investment process is designed to evaluate potential long and short investments in an attempt to isolate those securities that we believe are undervalued or overvalued relative to their intrinsic value and may offer the greatest risk-adjusted potential for returns. The Fund seeks to manage risk and enhance alpha while employing the flexibility to be long, short or neutral on the market.

Stocks rebounded sharply from the first quarter of 2009 abyss to finish the year up 26.47%, as measured by the S&P 500 Index. The positive results in 2009 capped the worst decade for the S&P 500 in its history with the S&P 500 producing a negative return for the last 10 years.

Stock prices and the economy finally responded to the zero interest rate and quantitative easing policies adopted by Central Banks around the world. Stocks and commodities rallied sharply while U.S. Treasury Bonds and the USD fell. GDP growth resumed in the third quarter of 2009 and continued its recovery through year end. We believe this is a very normal and rational response to an expansionary monetary policy.

The goal of the Fund is to produce positive risk-adjusted returns in all market environments which is accomplished by adjusting our net exposure to equities. We expect to outperform the S&P 500 in a bear market by being substantially underinvested or short. As the market recovers, we will become fully invested and expect to perform in line with the markets. As the market move matures and risks rise, we will reduce our exposure and may likely underperform the S&P 500 until the market corrects and the cycle start over again. By having good upside capture in a rising market, and avoiding devastating capital losses in falling markets, we hope to be able to grow investor capital over time.

For the fourth quarter of 2009 and since inception, the Forward Tactical Growth Fund’s Institutional Class shares, returned 1.10% and 2.84%, respectively. For the fourth quarter of 2009 and since inception, the Fund’s benchmark, the S&P 500 Index returned 6.04% and 6.89%, respectively. We began to reduce our exposure to equities early in the fourth quarter in response to deterioration in a number of factors. Our valuation, sentiment and our momentum models deteriorated to the point where we reduced our exposure to equities. As the market moved higher, we underperformed due to our reduced exposure.

The underlying investments of the Fund (such as ETFs, futures and options on securities and securities indexes) involve heightened risks related to liquidity, increased volatility and unfavorable fluctuations in currency values. The underlying international and real estate investments will also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Investors will indirectly bear the expenses of the Fund’s underlying investments. The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling and derivatives involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund.

Forward Tactical Growth Fund was launched on September 14, 2009 and the fund has a limited operating history.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies. The index is adjusted to reflect reinvestment of dividends. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

December 31, 2009	38

Forward Tactical Growth Fund

The fund may use leverage, as well as short positions on target securities, and net exposure can range from 120% net long to 100% net short in the portfolio.

Quantitative easing describes an extreme form of monetary policy used to stimulate an economy where the interbank rate, which in the U.S. is called the federal funds rate is either at, or close to, zero.

Alpha is a coefficient measuring risk-adjusted performance.

39	December 31, 2009

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward Tactical Growth Fund

	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009

Investor Class(a)	2.76%	09/14/09

Institutional Class(a)	2.84%	09/14/09

Class C (with CDSC)(a)(b)	1.60%	09/14/09

Class C (without CDSC)(a)(c)	2.60%	09/14/09

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(c) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(d) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

December 31, 2009	40

Forward Tactical Growth Fund

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The underlying investments of the Fund (such as ETFs, futures and options on securities and securities indexes) involve heightened risks related to liquidity, increased volatility and unfavorable fluctuations in currency values. The underlying international and real estate investments will also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Investors will indirectly bear the expenses of the Fund’s underlying investments. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund.

41	December 31, 2009

Fund Commentary and Performance

Forward Real Estate Fund(a)

As of December 31, 2009

2009 will certainly go down in the record books as unprecedented for both Real Estate Investment Trusts (REITs) and the broader investment market. The year was marked by unmatched volatility, a rollercoaster in investor sentiment, and an unprecedented wave of re-equitization and de-leveraging much like the mid-1990s.

For the year, the Forward Real Estate Fund’s Investor Class shares returned 22.44% and its benchmark, the FTSE NAREIT Equity REITs Index, returned 27.99%.

The lockdown of the Commercial Mortgage-Backed Securities (CMBS) market during February 2008 followed by the Lehman Brothers’ bankruptcy in September 2008, caused investors to question the general solvency of the REIT sector, driving stock prices sharply lower as 2008 ended. That negative momentum set the stage for a massive decline in REIT prices during the first quarter of 2009. The MCSI REIT Index (RMZ) fell to a low of 287.87 on March 6, down more than 76% from its February 2007 peak of 1233.66. The usual relative valuation metrics became irrelevant to REIT investors who focused instead on each individual REIT’s balance sheet liquidity profile. Using any standard valuation metric the group looked attractive; it traded at a very large discount to NAVs, implied cap rates were well above historical private market cap rates, properties traded at prices per square feet that averaged 50% below normalized replacement costs, and earnings multiples were a fraction of their historical averages. The question in early 2009 was: Would REITs survive as a viable business model?

This question was answered with a resounding yes as an unprecedented wave of REIT re-equitization began. Public REITs raised over $28.5 billion of new equity and debt during 2009.1 Some REITs went to the market more than once during the year to raise equity, which illustrated the high level of interest among investors looking to cash in on distressed real estate opportunities. The early rounds of equity financing were targeted to help cover capital shortfalls among REITs that were uncertain about their ability to fully refinance their near-term debt maturities. The latest rounds of equity and debt deals have been positioned as “dry powder” for adequately financed REITs, which will allow them to acquire distressed assets at accretive prices during the 2010 leg of the real estate financing down-cycle when many highly leveraged private real estate holders are expected to be forced sellers due to a lack of equity.

REITs rallied considerably on the news of successful equity and debt offerings, with the RMZ up 84% since the March lows as opportunistic buyers re-emerged, joined by index buying related to the offerings and leveraged short players exiting the REIT space. Unfortunately for existing shareholders, the amount of equity raised was often dilutive. This, in turn, caused the reduction in most REIT earnings and growth estimates.

As 2009 progressed, the capital markets continued to improve as credit spreads tightened across all corporate debt markets. Supported by the additional equity of the deleveraging common stock offerings, REIT credit spreads also tightened, dropping from more than 1010 bps over Treasury bonds to the 500-600 bps range in less than a month. Simon Property Group was the first REIT in 2009 to access the unsecured debt markets in March, raising $650 million of 10-year money at 813 bps over Treasury bonds. Other REITs followed in April and May and by August, the unsecured markets had opened fully for REITs. In total, REITs have issued more than $8.5 billion of unsecured debt in 20091 , driven by the increased appetite for credit risk from life insurers, private pensions, and retail investors. At year end,

December 31, 2009	42

Forward Real Estate Fund(a)

REIT unsecured credit spreads were below 310 bps or about the same as pre-Lehman Brothers bankruptcy levels. In addition, access to the unsecured credit markets has not been limited to the investment grade REITs such as Simon. Lesser credits such as Kimco and the troubled Developers Diversified, which are still in the process of significant deleveraging plans, saw uniformly strong demand for their unsecured paper.

The market seems to realize that some well-positioned REITs, with good management teams and quality portfolios will be able to capitalize on the current distress in commercial real estate. These REITs have been successful in raising new equity. However, there are still considerable operating headwinds facing the commercial real estate sector. The principal drivers of real estate demand, which are nominal GDP growth, household formation and job creation, all remain uniformly soft. This suggests that operating fundamentals will continue to be challenging. That will probably cause the end of some over-leveraged private owners to the benefit of well positioned REITs.

We believe the stars have begun to align for the public REIT sector and are very likely at the threshold of a runway that could lead to another decade-long run in public real estate. However, unlike the last run, which was driven by excess liquidity and leverage, the new paradigm will be focused on equity and driven by inflation. Real estate fortunes will be made and lost over the next few years and we are probably in the first innings of the new REIT ballgame. Quality management and well capitalized balance sheets will determine the winners of this new cycle, and we have positioned our portfolio to reflect that reality.

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. The index figures do not reflect any deduction for fees, expenses or taxes.

The MCSI REIT Index broadly and fairly represents the equity REIT opportunity set with proper investability screens to ensure that the index is investable and replicable. The index represents approximately 85% of the US REIT universe, and index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

Investments in Real Estate Investment Trusts will be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions.

Valuation is the process of determining the value of an asset or company.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

1Source: Uniplan Consulting, LLC Research and NAREIT

43	December 31, 2009

Forward Real Estate Fund(a)

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	44

Forward Real Estate Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009

Investor Class	22.44%	-1.91%	8.39%	6.90%	05/10/99

Institutional Class	21.62%	N/A	N/A	-20.84%	05/01/08

Class A (load adjusted)(b)(f)	N/A	N/A	N/A	27.97%	06/12/09

Class A (without load)(c)(f)	N/A	N/A	N/A	35.84%	06/12/09

Class C (with CDSC)(d)(f)	N/A	N/A	N/A	34.18%	06/12/09

Class C (without CDSC)(e)(f)	N/A	N/A	N/A	35.18%	06/12/09

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(g) The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in Real Estate Investment Trusts will be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions.

45	December 31, 2009

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2009 and September 30, 2009. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2009	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,339.50	1.79%	$10.56

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$1,342.00	1.39%	$8.21

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

47	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$1,263.60	1.34%	$7.65

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$1,259.10	0.99%	$5.64

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$1,182.00	1.68%	$9.24

Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54
Institutional Class
Actual	$1,000.00	$1,184.20	1.29%	$7.10

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$1,181.20	1.84%	$10.12

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35

FORWARD LARGE CAP EQUITY FUND
Institutional Class
Actual	$1,000.00	$1,207.60	0.99%	$5.51

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$1,203.90	1.49%	$8.28

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

FORWARD BANKING AND FINANCE FUND
Class A
Actual	$1,000.00	$1,047.00	1.98%	$10.22

Hypothetical	$1,000.00	$1,015.22	1.98%	$10.06
Class C
Actual	$1,000.00	$1,041.60	2.55%	$13.12

Hypothetical	$1,000.00	$1,012.35	2.55%	$12.93

December 31, 2009	48

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD GROWTH FUND
Institutional Class
Actual	$1,000.00	$1,249.10	0.99%	$5.61

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$1,247.70	1.29%	$7.31

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class C
Actual	$1,000.00	$1,243.10	1.94%	$10.97
Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

FORWARD LEGATO FUND
Investor Class
Actual	$1,000.00	$1,187.20	1.67%	$9.21

Hypothetical	$1,000.00	$1,016.79	1.67%	$8.49
Institutional Class
Actual	$1,000.00	$1,189.90	1.29%	$7.12

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$1,186.30	1.84%	$10.14

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
Investor Class
Actual	$1,000.00	$1,197.70	1.95%	$10.80

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Institutional Class
Actual	$1,000.00	$1,199.10	1.58%	$8.76

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Class C
Actual	$1,000.00	$1,197.30	2.28%	$12.63

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

49	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD INTERNATIONAL FIXED INCOME FUND
Investor Class
Actual	$1,000.00	$1,095.30	1.38%	$7.29

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Institutional Class
Actual	$1,000.00	$1,097.60	0.98%	$5.18

Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
Class C
Actual	$1,000.00	$1,092.20	1.98%	$10.44

Hypothetical	$1,000.00	$1,015.22	1.98%	$10.06

FORWARD TACTICAL GROWTH FUND
Investor Class(c)
Actual	$1,000.00	$1,027.60	1.82%	$5.46

Hypothetical	$1,000.00	$1,016.03	1.82%	$9.25
Institutional Class(c)
Actual	$1,000.00	$1,028.40	1.50%	$4.50

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C(c)
Actual	$1,000.00	$1,026.00	2.43%	$7.28

Hypothetical	$1,000.00	$1,012.96	2.43%	$12.33

FORWARD REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$1,425.30	1.60%	$9.78

Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Class
Actual	$1,000.00	$1,411.40	1.18%	$7.17

Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
Class A
Actual	$1,000.00	$1,427.10	1.45%	$8.87

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$1,420.50	2.20%	$13.42

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Tactical Growth Fund commenced operations on September 14, 2009.

December 31, 2009	50

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.08%
Argentina: 0.00%(a)

138	Banco Macro SA, ADR (b)	$4,107

Brazil: 16.19%

144,534	Banco do Brasil SA	2,465,629

532,548	Brookfield Incorporacoes SA	2,385,913

228,114	Cielo SA	2,009,919

83,447	Companhia de Saneamento Basico do Estado de Sao Paulo	1,647,851

424,739	Companhia Vale do Rio Doce	10,295,224

82,173	Fleury SA(c)	867,985

84,700	Hypermarcas SA(c)	1,946,008

290,243	Itau Unibanco Holding SA, ADR(b)	6,629,150

137,194	Natura Cosmeticos SA	2,861,295

286,800	OGX Petroleo e Gas Participacoes SA	2,816,933

327,267	Petroleo Brasileiro SA, ADR(b)	13,872,847

73,433	Tim Participacoes SA, ADR(b)	2,181,694

115,932	Vivo Participacoes SA, ADR(b)	3,593,892

		53,574,340

China: 18.95%

2,685,000	Bank of China, Ltd.	1,454,459

443	Bosideng International Holdings, Ltd.	99

4,265,000	China CITIC Bank	3,647,039

1,788,000	China Coal Energy Co., Ltd.	3,283,865

6,405,000	China Construction Bank Corp.	5,510,015

4,538,000	China Dongxiang Group Co., Ltd.	3,511,750

1,029,436	China Life Insurance Co.	5,091,814

328,250	China Mobile, Ltd.	3,084,197

953,675	China National Building Material Co., Ltd.	1,975,394

1,602,000	China Petroleum & Chemical Corp.	1,427,738

203,309	China Shanshui Cement Group, Ltd.	148,416

2,186,000	China Unicom, Ltd.	2,898,352

3,060,000	CNOOC, Ltd.	4,814,920

2,568,000	CNPC Hong Kong, Ltd.	3,418,082

2,400,000	Fantasia Holdings Group Co., Ltd.(c)	665,514

400	Great Wall Motor Co., Ltd.	499

Shares		Value (Note 2)

410	Industrial & Commercial Bank of China, Ltd.	$341

3,090,000	Lenovo Group, Ltd.	1,936,879

3,628,000	Maanshan Iron & Steel Co., Ltd.(c)	2,657,807

4,112,000	PCD Stores, Ltd.(c)	1,596,347

68,594	Perfect World Co., Ltd., Sponsored ADR(b)(c)	2,705,347

2,647,475	Shandong Chenming Paper Holdings, Ltd.	1,980,467

554,000	Shanghai Industrial Holdings, Ltd.	2,833,092

1,294,669	Shimao Property Holdings, Ltd.	2,457,958

125,787	Suntech Power Holdings Co., Ltd., ADR(b)(c)	2,091,838

163,600	Tencent Holdings, Ltd.	3,555,421

		62,747,650

Hong Kong: 2.47%

1,441,000	Digital China Holdings, Ltd.	1,929,164

963,700	Real Gold Mining, Ltd.(c)	1,444,295

3,311,600	Shui On Land, Ltd.	1,964,733

2,295,200	Wynn Macau, Ltd.(c)	2,827,038

		8,165,230

Hungary: 0.77%

88,277	OTP Bank Nyrt.(c)	2,558,421

India: 4.88%

112,723	ICICI Bank, Ltd., Sponsored ADR(b)	4,250,784

68,681	Infosys Technologies, Ltd., Sponsored ADR(b)	3,795,999

50,524	Reliance Industries, Ltd., GDR(d)(e)	2,349,366

24,887	State Bank of India, GDR(d)(f)	2,463,813

77,996	Vedanta Resources Plc	3,289,307

		16,149,269

Indonesia: 3.54%

4,869,500	PT Bank Mandiri Tbk	2,436,046

7,475,500	PT Indofood Sukses Makmur Tbk	2,824,697

9,330,000	PT Perusahaan Gas Negara Tbk	3,873,017

2,567,500	PT Telekomunikasi Indonesia Tbk	2,582,531

		11,716,291

See Notes to Financial Statements	51	December 31, 2009

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Israel: 2.16%

127,055	Teva Pharmaceutical Industries, Ltd.	$7,159,162

Malaysia: 0.92%

811,100	CIMB Group Holdings Bhd	3,041,625

Mexico: 4.91%

133,482	America Movil SA de CV, ADR, Series L(b)	6,270,985

158,100	Gammon Gold, Inc.(c)	1,740,681

1,017,789	Grupo Financiero Banorte SAB de CV	3,670,638

992,800	Grupo Mexico SAB de CV Series B	2,266,091

414,620	Grupo Modelo SAB de CV Series C(c)	2,300,979

		16,249,374

Peru: 0.56%

55,676	Compania de Minas Buenaventura SA, ADR(b)	1,863,476

Russia: 8.66%

211,449	Cherepovets MK Severstal, GDR(c)(d)(f)	2,008,766

75,271	Evraz Group SA, GDR(c)(d)(f)	2,126,405

131,072	Magnit OJSC, Sponsored GDR(d)	2,077,491

55,730	Mobile TeleSystems OJSC, Sponsored ADR(b)	2,724,640

164,420	OAO Gazprom, Sponsored ADR(b)	4,192,710

75,280	OAO LUKOIL	4,230,736

484,850	OAO Rosneft Oil Co., GDR(d)	4,169,710

1,683,394	Sberbank Pfd.	3,998,061

50,000	Sistema JSFC, Sponsored GDR(c)(d)(f)	1,050,000

98,426	Uralkali, GDR(c)(d)(f)	2,066,946

		28,645,465

South Africa: 3.25%

79,414	AngloGold Ashanti, Ltd., Sponsored ADR(b)	3,190,855

119,320	Impala Platinum Holdings, Ltd.	3,281,946

269,014	MTN Group, Ltd.	4,297,663

		10,770,464

South Korea: 13.86%

37,022	Daelim Industrial Co., Ltd.(c)	2,645,167

9,594	Hyundai Department Store Co., Ltd.(c)	926,877

Shares		Value (Note 2)

15,601	Hyundai Heavy Industries Co., Ltd.(c)	$2,324,458

31,465	Hyundai Motor Co.(c)	3,269,512

41,700	KB Financial Group, Inc.(c)	2,137,865

242,490	Korea Exchange Bank(c)	3,019,476

116,330	LG Display Co., Ltd.(c)	3,921,040

29,644	LG Electronics, Inc.(c)	3,093,021

18,642	NCSoft Corp.(c)	2,393,335

9,678	POSCO	5,136,224

16,372	Samsung Electronics Co., Ltd.	11,233,583

9,509	Samsung Fire & Marine Insurance Co., Ltd.	1,629,099

4,273	Shinsegae Co., Ltd.(c)	1,970,503

15,011	SK Telecom Co., Ltd.	2,184,989

		45,885,149

Taiwan: 10.81%

1,516,840	Acer, Inc.	4,562,139

2,550,484	AU Optronics Corp.	3,093,912

1,741,000	Cathay Financial Holding Co., Ltd.(c)	3,249,576

3,448,279	Chinatrust Financial Holding Co., Ltd.	2,150,795

23	Chunghwa Picture Tubes, Ltd., GDR(c)(d)	74

1,991,000	Fubon Financial Holding Co., Ltd.(c)	2,446,343

1,518,000	Hon Hai Precision Industry Co., Ltd.	7,190,152

312,224	MediaTek, Inc.	5,446,959

1,452,560	Nan Ya Plastics Corp.	2,647,624

2,780,000	Polaris Securities Co., Ltd.(c)	1,655,745

1,585,570	Taiwan Cement Corp.	1,685,458

2,225,000	Yuanta Financial Holding Co., Ltd.	1,634,751

		35,763,528

Thailand: 1.14%

608,000	Bangkok Bank Pcl, Non-Voting Depository Receipts	2,115,417

634,500	The Siam Commercial Bank Public Co., Ltd.	1,650,956

		3,766,373

December 31, 2009	52	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Turkey: 1.01%

782,288	Turkiye Garanti Bankasi AS	$3,327,659

	Total Common Stocks (Cost $233,540,060)	311,387,583

INVESTMENT HOLDING COMPANIES: 0.07%
Vietnam: 0.07%

9,858	Vietnam Growth Fund, Ltd.(c)	97,594

26,000	Vietnam Resource Investments Holdings, Ltd.(c)	130,000

		227,594

	Total Investment Holding Companies (Cost $533,695)	227,594

LOAN PARTICIPATION NOTES: 1.69%
India: 1.69%

997,794	Infrastructure Development Finance Co., Ltd., (Loan Participation Notes issued by UBS AG - London), expiring 07/13/10(c)	3,308,469

173,476	Tata Iron & Steel Co., Ltd., (Loan Participation Notes issued by UBS AG - London), expiring 01/11/10(c)	2,302,700

		5,611,169

	Total Loan Participation Notes (Cost $3,741,417)	5,611,169

WARRANTS: 0.00%
Vietnam: 0.00%

2,600	Vietnam Resource Investments Holdings, Ltd., Warrants (expiring 06/18/10)(c)(g)(h)	0

	Total Warrants (Cost $0)	0

Principal Amount		Value (Note 2)

CORPORATE BONDS: 1.02%
United States: 1.02%

$1,500,000	Bank One Corp., Sub. Notes 7.875%, 08/01/10	$1,564,107

1,700,000	HSBC Finance Corp., Sr. Unsec. Notes 6.750%, 05/15/11	1,797,281

		3,361,388

	Total Corporate Bonds (Cost $3,337,597)	3,361,388

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.95%

$4,424,993	Citibank—New York 0.030%, 01/04/10	4,424,993

2,019,080	Wells Fargo Bank & Co.—San Francisco 0.030%, 01/04/10	2,019,080

	Total Short-Term Bank Debt Instruments (Cost $6,444,073)	6,444,073

	Total Investments: 98.81% (Cost $247,596,842)	327,031,807

	Net Other Assets and Liabilities: 1.19%	3,937,040

	Net Assets: 100.00%	$330,968,847

(a) Amount represents less than 0.01%.

(b) ADR—American Depositary Receipt.

(c) Non-income producing security.

(d) GDR—Global Depositary Receipt.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,349,366, representing 0.71% of net assets.

See Notes to Financial Statements	53	December 31, 2009

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

(f) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $9,715,930 representing 2.94% of net assets.

(g) Fair valued security.

(h) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

Security determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
06/27/08	Vietnam Resource Investments Holdings, Ltd., Warrants (expiring 06/18/10)(c)(g)	$0	$0	0.00%

Investment Abbreviations:

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

FUTURES CONTRACTS

At December 31, 2009, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini MSCI Emerging Markets Index Future	Long	129	03/19/10	$6,369,375	$20,703

December 31, 2009	54	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.68%
Australia: 1.88%

2,000	Orica, Ltd.(a)	$46,500

2,000	WorleyParsons, Ltd., Unsponsored ADR(a)(b)	51,931

		98,431

Austria: 3.63%

3,700	Vienna Insurance Group(a)	189,917

Brazil: 7.05%

14,566	BM&F BOVESPA SA	102,489

5,000	Cielo SA	44,055

700	Companhia de Bebidas das Americas, ADR(b)	70,763

6,650	Itau Unibanco Holding SA, ADR(b)	151,886

		369,193

Canada: 3.59%

12,500	Bombardier, Inc., Class B	57,370

2,400	Husky Energy, Inc.	69,027

3,000	Shaw Communications, Inc., Class B	61,710

		188,107

China: 3.75%

19,500	China Life Insurance Co., Ltd.(a)	95,418

22,000	China Shipping Development Co., Ltd.(a)	32,719

83,000	Industrial & Commercial Bank of China, Ltd.(a)	68,356

		196,493

France: 7.59%

4,750	Air Liquide SA, ADR(b)	113,478

2,350	BNP Paribas, ADR(b)	94,376

2,953	Total SA(a)	189,670

		397,524

Hong Kong: 7.13%

60,000	City Telecom HK, Ltd.(a)	28,521

30,000	First Pacific Co., Ltd., Sponsored ADR(b)	90,000

3,500	Hang Seng Bank, Ltd.(a)	51,492

20,000	The Link REIT(a)	51,034

84,000	Sa Sa International Holdings, Ltd.(a)	55,498

60,000	Tao Heung Holdings, Ltd.	25,073

7,500	VTech Holdings, Ltd.(a)	71,534

		373,152

Shares		Value (Note 2)

Indonesia: 3.52%

37,000	PT Astra Agro Lestari Tbk(a)	$89,049

375,000	PT Bumi Resources Tbk(a)	95,480

		184,529

Ireland: 2.62%

13,750	Experian Group, Ltd., Sponsored ADR(b)	137,088

Italy: 4.95%

16,000	Danieli & C. Officine Meccaniche SpA(a)	210,926

950	Eni SpA, Sponsored ADR(b)	48,080

		259,006

Japan: 7.54%

2,750	Hoya Corp., Sponsored ADR(b)	73,150

9,500	Komatsu, Ltd.(a)	198,874

7,000	Kuraray Co., Ltd.(a)	82,388

2,000	Stanley Electric Co., Ltd.(a)	40,567

		394,979

Luxembourg: 2.85%

3,500	Tenaris SA, ADR(b)	149,275

Netherlands: 6.00%

4,570	Royal Dutch Shell Plc, Class A(a)	137,703

5,730	TNT NV, ADR(b)	176,484

		314,187

Singapore: 1.90%

120,000	CapitaCommercial Trust(a)	99,367

Spain: 3.08%

9,766	Banco Santander SA(a)	161,380

Switzerland: 13.00%

10,585	EFG International AG(a)	145,194

3,300	Novartis AG, ADR(b)	179,618

823	Roche Holding AG(a)	140,744

2,550	Syngenta AG, ADR(b)	143,489

329	Zurich Financial Services AG(a)	71,927

		680,972

Taiwan: 2.49%

11,413	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(b)	130,565

See Notes to Financial Statements	55	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Equity Fund

Shares		Value (Note 2)

Thailand: 1.05%

12,500	PTT Exploration & Production Pcl, NVDR(a)(c)	$55,146

Turkey: 4.33%

16,931	Adana Cimento Sanayii TAS, Class A(a)	58,057

6,245	Anadolu Efes Biracilik Ve Malt Sanayii AS(a)	69,750

29,669	Anadolu Hayat Emeklilik AS(a)	98,855

		226,662

United Kingdom: 9.73%

4,175	BHP Billiton Plc(a)	133,098

4,700	Shaftesbury Plc(a)	29,884

2,700	Unilever Plc, Sponsored ADR(b)	86,130

11,695	The Vitec Group Plc(a)	73,200

3,847	WPP Group Plc, Sponsored ADR(b)	187,156

		509,468

	Total Common Stocks (Cost $3,854,250)	5,115,441

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.46%
United States: 0.46%

$23,864	Citibank—New York 0.030%, 01/04/10	$23,864

	Total Short-Term Bank Debt Instruments (Cost $23,864)	23,864

	Total Investments: 98.14% (Cost $3,878,114)	5,139,305

	Net Other Assets and Liabilities: 1.86%	97,566

	Net Assets: 100.00%	$5,236,871

(a) Fair valued security. (Note 2)

(b) ADR—American Depositary Receipt.

(c) NVDR—Non-Voting Depositary Receipt.

Percentages are stated as a percent of net assets.

December 31, 2009	56	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 96.01%
Australia: 4.13%

1,328,174	Australian Worldwide Exploration, Ltd.(a)	$3,340,478

1,272,160	Centennial Coal Co., Ltd.	4,570,854

1,972,900	DUET Group	3,189,871

3,665,000	Fairfax Media, Ltd.	5,728,209

4,927,900	OZ Minerals, Ltd.(a)	5,223,234

		22,052,646

Austria: 0.80%

115,537	Voestalpine AG	4,256,635

Belgium: 2.19%

538,758	Agfa-Gevaert NV(a)	3,498,679

27,559	Bekaert NV	4,286,525

137,500	Telenet Group Holding NV(a)	3,928,459

		11,713,663

China: 2.36%

4,319,267	Ajisen China Holdings, Ltd.	3,699,014

120,367	China Digital TV Holding Co., Ltd., ADR(b)	733,035

7,996,000	First Tractor Co., Ltd.	5,177,073

4,909,200	TPV Technology, Ltd.	3,026,540

		12,635,662

Cyprus: 0.57%

925,700	Marfin Popular Bank Public Co., Ltd.	3,038,911

Denmark: 1.56%

84,800	Dampskibsselskabet AS	3,422,484

26,196	SimCorp AS	4,920,408

		8,342,892

France: 7.20%

122,270	April Group	4,241,774

104,032	Arkema	3,877,506

28,157	bioMerieux SA	3,296,965

882,806	Bull SA(a)	3,872,567

77,369	Gemalto NV(a)	3,382,821

69,093	Ipsen SA	3,839,105

142,493	M6-Metropole Television	3,670,742

152,587	Rhodia SA(a)	2,758,321

Shares		Value (Note 2)

63,059	SA des Ciments Vicat	$5,315,407

40,367	Virbac SA	4,208,742

		38,463,950

Germany: 8.25%

27,088	Bijou Brigitte Modische Accessoires AG	4,562,754

245,700	GEA Group AG	5,473,541

59,398	Hannover Rueckversicherung AG(a)	2,795,470

40,700	HOCHTIEF AG	3,101,058

338,259	Kontron AG	3,874,435

66,376	Krones AG	3,367,471

196,700	Leoni AG	4,593,436

64,625	Pfeiffer Vacuum Technology AG	5,396,457

143,488	Rhoen-Klinikum AG	3,511,246

40,016	Software AG	4,382,101

357,892	TUI AG(a)	3,006,504

		44,064,473

Hong Kong: 4.36%

2,900,277	China Green Holdings, Ltd.	2,756,860

510,000	Dah Sing Financial Holdings, Ltd.(a)	2,828,437

4,922,168	Daphne International Holdings, Ltd.	3,967,750

953,355	Giordano International, Ltd.	282,807

3,490,361	Huabao International Holdings, Ltd.	3,767,937

23,593,911	Inspur International, Ltd.	3,377,775

906,800	Kingboard Chemical Holdings, Ltd.	3,602,218

3,713,496	Pacific Basin Shipping, Ltd.	2,696,492

		23,280,276

Ireland: 0.83%

1,030,000	C&C Group Plc	4,429,663

Italy: 4.85%

213,158	Ansaldo STS SpA	4,067,166

329,671	Banca Popolare di Milano Scarl(a)	2,353,544

240,945	Danieli & C. Officine Meccaniche SpA	3,177,737

437,471	Davide Campari-Milano SpA	4,574,954

334,805	Enia SpA	2,538,983

See Notes to Financial Statements	57	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Italy (continued): 4.85%

40,919	Indesit Co., SpA(a)	$457,836

688,800	Iride SpA	1,313,279

136,971	Lottomatica SpA	2,754,853

7,715,736	Pirelli & C. SpA(a)	4,645,569

		25,883,921

Japan: 23.01%

300,000	Aeon Delight Co., Ltd.	4,248,671

224,200	Canon Marketing Japan, Inc.	3,297,944

40,222	Daibiru Corp.	287,624

178,559	Don Quijote Co., Ltd.	4,313,714

1,740	Fields Corp.	2,154,099

224,300	Hitachi High-Technologies Corp.	4,428,923

91,680	Hogy Medical Co., Ltd.	4,439,543

177,600	Hokuto Corp.	3,689,870

255,207	Hoshizaki Electric Co., Ltd.	3,636,224

47,962	Idemitsu Kosan Co., Ltd.	2,780,854

289,200	Izumi Co., Ltd.	3,499,526

287,300	JSR Corp.	5,799,366

505,154	JTEKT Corp.	6,427,310

306,282	Kaken Pharmaceutical Co., Ltd.	2,597,979

702,800	The Keiyo Bank, Ltd.	3,108,967

87,230	Kobayashi Pharmaceutical Co., Ltd.	3,484,142

175,313	McDonald’s Holdings Co., Ltd.	3,348,707

206,372	Megmilk Snow Brand Co., Ltd.(a)	3,035,697

297,988	Mochida Pharmaceutical Co., Ltd.	2,662,007

346,000	Nippon Electric Glass Co., Ltd.	4,721,812

385,820	NOK Corp.	5,298,371

714	Nomura Real Estate Office Fund, Inc.	3,863,811

1,793	Seven Bank, Ltd.	3,561,550

186,100	Square Enix Holdings Co., Ltd.	3,904,433

890,000	Sumitomo Heavy Industries, Ltd.(a)	4,472,218

228,000	Sundrug Co., Ltd.	5,055,242

233,700	Tokyo Ohka Kogyo Co., Ltd.	4,328,475

386,000	Toshiba Plant Systems & Services Corp.	4,857,379

73,208	Toyo Tanso Co., Ltd.	3,513,607

Shares		Value (Note 2)

115,000	Tsumura & Co.	$3,704,300

360,327	Yamaguchi Financial Group, Inc.	3,334,964

1,162,000	The Yokohama Rubber Co., Ltd.	5,077,941

		122,935,270

Netherlands: 2.48%

125,536	ASM International NV(a)	3,195,223

149,459	CSM NV	3,936,965

49,570	Fugro NV	2,860,915

57,445	Nutreco Holding NV	3,235,126

		13,228,229

New Zealand: 0.55%

510,300	Fletcher Building, Ltd.	2,960,312

Norway: 0.82%

243,173	TGS NOPEC Geophysical Co., ASA(a)	4,401,625

Singapore: 2.95%

3,605,000	ComfortDelGro Corp., Ltd.	4,208,421

12,878,190	Golden Agri-Resources, Ltd.(a)	4,675,144

2,368,309	MobileOne, Ltd.	3,186,179

587,900	Venture Corp., Ltd.	3,703,538

		15,773,282

Spain: 1.55%

253,128	Grifols SA	4,428,841

171,509	Grupo Catalana Occidente SA	3,862,561

		8,291,402

Sweden: 1.53%

298,700	Intrum Justitia AB	3,746,979

440,897	Kappahl Holding AB	4,436,917

		8,183,896

Switzerland: 6.79%

600,095	Clariant AG(a)	7,088,947

17,296	Helvetia Holding AG	5,362,939

44,450	Partners Group Holding AG	5,611,842

188,900	Petroplus Holdings AG(a)	3,475,051

2,286	Sika AG	3,568,940

December 31, 2009	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Switzerland (continued): 6.79%

44,330	Swiss Life Holding AG(a)	$5,656,687

211,956	Temenos Group AG(a)	5,501,492

		36,265,898

United Kingdom: 19.23%

1,689,800	Aberdeen Asset Management Plc	3,657,339

395,463	Aggreko Plc	5,940,376

1,025,702	Carillion Plc	5,033,084

380,100	Charter International Plc	4,432,617

689,000	Daily Mail & General Trust Plc	4,654,022

172,500	Dana Petroleum Plc(a)	3,276,586

523,109	Dunelm Group Plc	3,210,709

569,717	Greene King Plc	3,754,434

568,476	Halfords Group Plc	3,666,373

826,247	Hochschild Mining Plc	4,561,494

311,393	Hunting Plc	2,929,746

711,170	IG Group Holdings Plc	4,362,682

972,824	Informa Plc	5,028,164

337,700	London Stock Exchange Group Plc	3,916,343

1,295,433	Meggitt Plc	5,440,182

739,428	Micro Focus International Plc	5,442,521

995,800	N. Brown Group Plc	3,988,861

1,061,609	Pace Plc	3,583,736

302,198	Premier Oil Plc(a)	5,393,604

1,239,700	RPS Group Plc	4,345,117

541,255	Serco Group Plc	4,633,434

371,000	Spectris Plc	4,422,374

Shares		Value (Note 2)

743,152	St. James’s Place Capital Plc	$2,952,826

1,369,900	William Hill Plc	4,108,904

		102,735,528

	Total Common Stocks (Cost $448,804,565)	512,938,134

PREFERRED STOCKS: 0.83%
Germany: 0.83%

47,321	Fuchs Petrolub AG	4,415,505

	Total Preferred Stocks (Cost $3,651,256)	4,415,505

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 3.12%
$16,686,905	Wells Fargo Bank & Co.—San Francisco 0.030%, 01/04/10	16,686,905

	Total Short-Term Bank Debt Instruments (Cost $16,686,905)	16,686,905

	Total Investments: 99.96% (Cost $469,142,726)	534,040,544

	Net Other Assets and Liabilities: 0.04%	191,111

	Net Assets: 100.00%	$534,231,655

(a) Non-income producing security.

(b) ADR—American Depositary Receipt.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	59	December 31, 2009

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 99.53%
Consumer Discretionary: 13.76%

3,550	Best Buy Co., Inc.	$140,083

10,000	The Gap, Inc.	209,500

2,300	J.C. Penney Co., Inc.	61,203

1,400	Kohl’s Corp.(a)	75,502

8,450	Las Vegas Sands Corp.(a)	126,243

2,587	McDonald’s Corp.	161,532

1,150	Nike, Inc., Class B	75,981

2,500	Nordstrom, Inc.	93,950

12,550	Omnicom Group, Inc.	491,332

2,000	Tiffany & Co.	86,000

8,250	Time Warner, Inc.	240,405

3,650	VF Corp.	267,326

		2,029,057

Consumer Staples: 7.39%

5,500	The Coca-Cola Co.	313,500

4,450	Kimberly-Clark Corp.	283,509

2,600	PepsiCo, Inc.	158,080

3,071	The Procter & Gamble Co.	186,195

2,790	Wal-Mart Stores, Inc.	149,126

		1,090,410

Energy: 11.38%

3,480	Cameron International Corp.(a)	145,464

1,500	Cenovus Energy, Inc.	37,800

4,450	Chesapeake Energy Corp.	115,166

5,460	Chevron Corp.	420,365

3,850	ConocoPhillips Corp.	196,620

13,000	El Paso Corp.	127,790

1,500	EnCana Corp.	48,585

2,480	Exxon Mobil Corp.	169,111

4,750	Royal Dutch Shell Plc, ADR(b)	285,523

2,740	Southwestern Energy Co.(a)	132,068

		1,678,492

Shares		Value (Note 2)

Financials: 11.00%

70	Berkshire Hathaway, Inc., Class B(a)	$230,020

4,250	The Charles Schwab Corp.	79,985

4,250	The Chubb Corp.	209,015

34,000	Citigroup, Inc.	112,540

1,270	The Goldman Sachs Group, Inc.	214,427

4,490	JPMorgan Chase & Co.	187,098

5,414	MetLife, Inc.	191,385

4,270	Morgan Stanley	126,392

10,750	NYSE Euronext, Inc.	271,975

		1,622,837

Health Care: 12.42%

5,450	Abbott Laboratories	294,246

3,050	Becton, Dickinson and Co.	240,523

2,350	Cardinal Health, Inc.	75,764

1,350	Celgene Corp.(a)	75,168

4,186	Johnson & Johnson	269,620

1,350	McKesson Corp.	84,375

3,815	Medco Health Solutions, Inc.(a)	243,817

2,000	Merck & Co., Inc.	73,080

9,100	Mylan, Inc.(a)	167,713

16,900	Pfizer, Inc.	307,410

		1,831,716

Industrials: 14.67%

1,050	3M Co.	86,804

4,900	The Boeing Co.	265,237

2,200	Cooper Industries Plc, Class A	93,808

5,750	Emerson Electric Co.	244,950

2,500	General Dynamics Corp.	170,425

18,960	General Electric Co.	286,864

5,200	Norfolk Southern Corp.	272,584

5,050	Rockwell Collins, Inc.	279,567

3,300	The Stanley Works	169,983

850	W.W. Grainger, Inc.	82,306

6,250	Waste Management, Inc.	211,313

		2,163,841

December 31, 2009	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)

Information Technology: 16.78%

4,000	Altera Corp.	$90,520

750	AOL, Inc.(a)	17,460

8,650	Applied Materials, Inc.	120,581

3,850	Automatic Data Processing, Inc.	164,857

5,660	Cisco Systems, Inc.(a)	135,500

647	Google, Inc., Class A(a)	401,127

2,900	Intel Corp.	59,160

2,790	International Business Machines Corp.	365,211

4,900	Microchip Technology, Inc.	142,394

12,780	Microsoft Corp.	389,663

8,150	Nuance Communications, Inc.(a)	126,651

7,900	Texas Instruments, Inc.	205,874

2,650	VMware, Inc., Class A(a)	112,307

3,250	Western Digital Corp.(a)	143,488

		2,474,793

Materials: 9.86%

2,850	Agnico-Eagle Mines, Ltd.	153,900

1,650	Agrium, Inc.	101,475

3,900	Air Products & Chemicals, Inc.	316,134

1,700	Cliffs Natural Resources, Inc.	78,353

3,812	Freeport-McMoRan Copper & Gold, Inc., Class B(a)	306,065

3,800	International Paper Co.	101,764

3,550	MeadWestvaco Corp.	101,637

950	PPG Industries, Inc.	55,613

2,100	Sociedad Quimica y Minera de Chile SA, ADR(b)	78,897

14,100	Yamana Gold, Inc.	160,458

		1,454,296

Shares		Value (Note 2)

Telecommunication Services: 2.27%

8,100	AT&T, Inc.	$227,043

3,270	Verizon Communications, Inc.	108,335

		335,378

	Total Common Stocks (Cost $12,608,539)	14,680,820

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.50%
$74,460	Citibank—New York 0.030%, due 01/04/10	74,460

	Total Short-Term Bank Debt Instruments (Cost $74,460)	74,460

	Total Investments: 100.03% (Cost $12,682,999)	14,755,280

	Net Other Assets and Liabilities: (0.03)%	(4,292)

	Net Assets: 100.00%	$14,750,988

(a) Non-income producing security.

(b) ADR—American Depositary Receipt.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	61	December 31, 2009

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

COMMON STOCKS: 99.25%
Financial Services: 99.25%

Asset Management & Custodian: 2.44%

8,000	Affiliated Managers Group, Inc.(a)	$538,800

11,772	Westwood Holdings Group, Inc.	427,794

		966,594

Banks: Diversified: 59.04%

5,300	Alliance Financial Corp.	143,895

26,641	Arrow Financial Corp.	666,025

112,200	The Bancorp, Inc.(a)	769,692

21,900	BancorpSouth, Inc.	513,774

30,366	Bank of Marin Bancorp	988,717

39,304	Bank of The Ozarks, Inc.	1,150,428

4,633	Bar Harbor Bankshares	127,176

9,186	Camden National Corp.	300,382

45,700	Cardinal Financial Corp.	399,418

73,000	CenterState Banks, Inc.	736,570

7,000	Citizens Financial Services, Inc.	180,250

22,887	CoBiz Financial, Inc.	108,713

18,700	Columbia Banking System, Inc.	302,566

29,700	Community Bank System, Inc.	573,507

98,529	Community Bankers Trust Corp.	321,205

27,600	CVB Financial Corp.	238,464

49,585	Danvers Bancorp, Inc.	644,109

20,312	Eagle Bancorp, Inc.(a)	212,667

25,316	Enterprise Financial Services Corp.	195,186

9,900	Financial Institutions, Inc.	116,622

26,366	First Financial Bancorp	383,889

15,100	First Financial Bankshares, Inc.	818,873

11,521	First Horizon National Corp.(a)	154,384

21,100	The First of Long Island Corp.	532,775

10,944	FirstMerit Corp.	220,412

20,500	F.N.B. Corp.	139,195

25,000	Guaranty Bancorp(a)	33,000

11,266	Hancock Holding Co.	493,338

6,270	Hudson Valley Holding Corp.	154,618

Shares	Value (Note 2)

12,500	IBERIABANK Corp.	$672,625

43,900	Independent Bank Corp.	917,071

19,800	International Bancshares Corp.	374,814

32,063	Lakeland Financial Corp.	553,087

14,566	MidSouth Bancorp, Inc.	202,467

26,800	MidWestOne Financial Group, Inc.	234,500

20,138	National Penn Bancshares, Inc.	116,599

12,400	NBT Bancorp, Inc.	252,588

55,500	Pinnacle Financial Partners, Inc.(a)	789,210

44,067	PrivateBancorp, Inc.	395,281

27,800	Prosperity Bancshares, Inc.	1,125,066

71,300	Seacoast Banking Corp. of Florida	116,219

34,269	Signature Bank(a)	1,093,181

66,768	Smithtown Bancorp, Inc.	397,270

13,866	Southern National Bancorp of Virginia, Inc.(a)	99,142

9,820	Southside Bancshares, Inc.	192,668

11,444	SVB Financial Group(a)	477,100

14,100	TCF Financial Corp.	192,042

90,328	Texas Capital Bancshares, Inc.(a)	1,260,979

2,400	Tompkins Financial Corp.	97,200

18,166	Tower Bancorp, Inc.	415,093

85,266	United Community Banks, Inc.(a)	289,052

23,253	Washington Banking Co.	277,641

14,000	Washington Trust Bancorp, Inc.	218,120

174,741	Western Alliance Bancorp(a)	660,521

8,200	Wintrust Financial Corp.	252,478

20,000	Yadkin Valley Financial Corp.	73,200

		23,365,064

Banks: Savings, Thrift & Mortgage: 8.48%

16,037	Berkshire Hills Bancorp, Inc.	331,645

28,300	Dime Community Bancshares, Inc.	331,676

15,400	First Niagara Financial Group, Inc.	214,214

13,700	Flushing Financial Corp.	154,262

December 31, 2009	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

Banks (continued): Savings, Thrift & Mortgage: 8.48%

17,100	Heritage Financial Corp.	$235,638

61,341	HF Financial Corp.	576,605

10,900	OceanFirst Financial Corp.	123,170

23,400	Teche Holding Co.	742,015

9,700	TFS Financial Corp.	117,758

64,400	Westfield Financial, Inc.	531,300

		3,358,283

Diversified Financial Services: 6.61%

77,955	Broadpoint Gleacher Securities Group, Inc.(a)	347,679

35,000	Raymond James Financial, Inc.	831,950

24,234	Stifel Financial Corp.(a)	1,435,622

		2,615,251

Financial Data & Systems: 3.39%

37,743	Cass Information Systems, Inc.	1,147,387

6,100	MSCI, Inc., Class A(a)	193,980

		1,341,367

Insurance: Multi-Line: 2.12%

30,050	HCC Insurance Holdings, Inc.	840,499

Insurance: Property-Casualty: 12.08%

20,400	The Hanover Insurance Group, Inc.	906,372

25,400	Harleysville Group, Inc.	807,466

103,752	Meadowbrook Insurance Group, Inc.	767,765

44,230	Mercer Insurance Group, Inc.	803,659

Shares	Value (Note 2)

18,200	The Navigators Group, Inc.(a)	$857,402

7,100	RenaissanceRe Holdings, Ltd.	377,365

11,200	Tower Group, Inc.	262,192

		4,782,221

Real Estate Investment Trusts: 3.17%

21,200	American Campus Communities, Inc.	595,720

43,200	Urstadt Biddle Properties, Inc., Class A	659,664

		1,255,384

Securities Brokerage & Service: 1.92%

27,750	KBW, Inc.(a)	759,240

	Total Common Stocks (Cost $36,022,736)	39,283,903

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.60%
$238,942	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/04/10	238,942

	Total Short-Term Bank Debt Instruments (Cost $238,942)	238,942

	Total Investments: 99.85% (Cost $36,261,678)	39,522,845

	Net Other Assets and Liabilities: 0.15%	59,774

	Net Assets: 100.00%	$39,582,619

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	63	December 31, 2009

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.94%
Consumer Discretionary: 23.49%

50,447	99 Cents Only Stores(a)	$659,342

33,449	BJ’s Restaurants, Inc.(a)	629,510

79,416	Bluegreen Corp.(a)	192,187

7,070	Capella Education Co.(a)	532,371

81,226	Chico’s FAS, Inc.(a)	1,141,224

4,970	Chipotle Mexican Grill, Inc., Class A(a)	438,155

17,971	Citi Trends, Inc.(a)	496,359

20,658	Cooper Tire & Rubber Co.	414,193

24,888	G-III Apparel Group, Ltd.(a)	539,323

92,092	GSI Commerce, Inc.(a)	2,338,216

17,031	Hibbett Sports, Inc.(a)	374,512

108,764	Hovnanian Enterprises, Inc., Class A(a)	417,654

62,557	IMAX Corp.(a)	832,008

8,158	J. Crew Group, Inc.(a)	364,989

37,399	Lumber Liquidators Holdings, Inc.(a)	1,002,293

50,793	Maidenform Brands, Inc.(a)	847,735

21,845	MWI Veterinary Supply, Inc.(a)	823,557

44,934	NutriSystem, Inc.	1,400,593

49,145	Select Comfort Corp.(a)	320,425

171,453	Shuffle Master, Inc.(a)	1,412,773

35,605	Skechers U.S.A., Inc., Class A(a)	1,047,143

90,971	Texas Roadhouse, Inc., Class A(a)	1,021,605

37,430	Tupperware Brands Corp.	1,743,115

47,451	Ulta Salon Cosmetics & Fragrance, Inc.(a)	861,710

55,039	ValueVision Media, Inc., Class A(a)	264,187

55,425	Vitacost.com, Inc.(a)	577,529

22,154	The Warnaco Group, Inc.(a)	934,677

28,590	WESCO International, Inc.(a)	772,216

245,976	The Wet Seal, Inc., Class A(a)	848,617

34,079	Zumiez, Inc.(a)	433,485

		23,681,703

Consumer Staples: 2.99%

110,716	Chiquita Brands International, Inc.(a)	1,997,316

28,555	Diamond Foods, Inc.	1,014,845

		3,012,161

Shares		Value (Note 2)

Energy: 4.03%

76,286	Brigham Exploration Co.(a)	$1,033,675

8,442	Dril-Quip, Inc.(a)	476,804

47,621	Penn Virginia Corp.	1,013,851

119,693	Vantage Drilling Co.(a)	192,706

18,780	Whiting Petroleum Corp.(a)	1,342,207

		4,059,243

Financial Services: 4.08%

81,119	Broadpoint Gleacher Securities Group, Inc.(a)	361,791

11,030	Signature Bank(a)	351,857

15,264	Stifel Financial Corp.(a)	904,239

10,184	SVB Financial Group(a)	424,571

70,852	Texas Capital Bancshares, Inc.(a)	989,094

30,368	Tower Group, Inc.	710,915

97,113	Western Alliance Bancorp(a)	367,087

		4,109,554

Health Care: 19.26%

9,930	AMAG Pharmaceuticals, Inc.(a)	377,638

39,010	American Medical Systems Holdings, Inc.(a)	752,503

25,287	athenahealth, Inc.(a)	1,143,984

72,487	BioMimetic Therapeutics, Inc.(a)	864,770

41,083	Bio-Reference Laboratories, Inc.(a)	1,610,043

85,534	BioScrip, Inc.(a)	715,064

43,191	Catalyst Health Solutions, Inc.(a)	1,575,176

82,243	Cell Therapeutics, Inc.(a)	93,757

19,937	Cepheid, Inc.(a)	248,814

14,173	HMS Holdings Corp.(a)	690,083

58,297	Human Genome Sciences, Inc.(a)	1,783,889

76,432	ImmunoGen, Inc.(a)	600,756

98,659	Impax Laboratories, Inc.(a)	1,341,763

96,381	Inspire Pharmaceuticals, Inc.(a)	532,023

35,130	Isis Pharmaceuticals, Inc.(a)	389,943

42,341	MedAssets, Inc.(a)	898,053

5,351	Merit Medical Systems, Inc.(a)	103,221

61,443	Micromet, Inc.(a)	409,210

December 31, 2009	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)

Health Care (continued): 19.26%

62,929	Novavax, Inc.(a)	$167,391

6,623	OncoGenex Pharmaceuticals, Inc.(a)	147,560

29,608	Regeneron Pharmaceuticals, Inc.(a)	715,921

15,014	ResMed, Inc.(a)	784,782

22,518	Sirona Dental Systems, Inc.(a)	714,721

14,374	SXC Health Solutions Corp.(a)	775,477

42,877	Thoratec Corp.(a)	1,154,249

47,579	Volcano Corp.(a)	826,922

		19,417,713

Materials & Processing: 7.74%

8,057	Airgas, Inc.	383,513

45,029	Allied Nevada Gold Corp.(a)	679,037

21,140	Eagle Materials, Inc.	550,697

14,122	Greif, Inc., Class A	762,306

97,847	Headwaters, Inc.(a)	637,962

61,267	Horsehead Holding Corp.(a)	781,154

25,899	Koppers Holdings, Inc.	788,366

28,040	Rock-Tenn Co., Class A	1,413,496

25,771	Schweitzer-Mauduit International, Inc.	1,812,990

		7,809,521

Producer Durables: 8.78%

14,196	Advanced Energy Industries, Inc.(a)	214,076

161,873	AirTran Holdings, Inc.(a)	844,977

10,105	Allegiant Travel Co.(a)	476,653

18,430	American Superconductor Corp.(a)	753,787

44,781	ExlService Holdings, Inc.(a)	813,223

37,164	Hub Group, Inc., Class A(a)	997,110

85,252	Korn/Ferry International(a)	1,406,659

163,809	Metalico, Inc.(a)	805,940

20,660	Nordson Corp.	1,263,978

111,648	On Assignment, Inc.(a)	798,283

18,580	Woodward Governor Co.	478,807

		8,853,493

Shares		Value (Note 2)

Technology: 28.09%(b)

17,584	AboveNet, Inc.(a)	$1,143,663

33,671	Ansys, Inc.(a)	1,463,342

25,234	Atheros Communications, Inc.(a)	864,012

14,762	Blackboard, Inc.(a)	670,047

62,203	Cavium Networks, Inc.(a)	1,482,298

44,002	Compellent Technologies, Inc.(a)	997,965

19,742	Ebix, Inc.(a)	964,002

36,030	Emulex Corp.(a)	392,727

45,123	FormFactor, Inc.(a)	981,876

18,360	Hittite Microwave Corp.(a)	748,170

64,996	IPG Photonics Corp.(a)	1,088,033

143,578	Kulicke & Soffa Industries, Inc.(a)	773,885

21,840	MasTec, Inc.(a)	273,000

56,137	Microsemi Corp.(a)	996,433

20,030	MicroStrategy, Inc., Class A(a)	1,883,221

32,184	Monolithic Power Systems, Inc.(a)	771,450

20,513	NetLogic Microsystems, Inc.(a)	948,931

28,990	Polycom, Inc.(a)	723,880

42,490	Rackspace Hosting, Inc.(a)	885,917

31,111	Riverbed Technology, Inc.(a)	714,620

24,729	Rofin-Sinar Technologies, Inc.(a)	583,852

19,113	Rovi Corp.(a)	609,131

29,409	Rubicon Technology, Inc.(a)	597,297

50,608	Skyworks Solutions, Inc.(a)	718,128

79,161	SuccessFactors, Inc.(a)	1,312,489

27,003	Taleo Corp., Class A(a)	635,111

33,919	The Ultimate Software Group, Inc.(a)	996,201

75,326	Universal Display Corp.(a)	931,029

39,787	Veeco Instruments, Inc.(a)	1,314,563

50,604	Viasat, Inc.(a)	1,608,195

13,506	Volterra Semiconductor Corp.(a)	258,235

		28,331,703

Utilities: 0.48%

21,151	Neutral Tandem, Inc.(a)	481,185

	Total Common Stocks (Cost $75,061,539)	99,756,276

See Notes to Financial Statements	65	December 31, 2009

Portfolio of Investments (Note 10)

Forward Growth Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 0.51%

$511,164	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/04/10	$511,164

	Total Short-Term Bank Debt Instruments (Cost $511,164)	511,164

	Total Investments: 99.45% (Cost $75,572,703)	100,267,440

	Net Other Assets and Liabilities: 0.55%	555,310

	Net Assets: 100.00%	$100,822,750

(a) Non-income producing security.

(b) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

Percentages are stated as a percent of net assets.

December 31, 2009	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.56%
Consumer Discretionary: 10.74%

4,122	AnnTaylor Stores Corp.(a)	$56,224

2,757	Arbitron, Inc.	64,569

1,575	Capella Education Co.(a)	118,598

3,003	Carter’s, Inc.(a)	78,828

8,237	The Cheesecake Factory, Inc.(a)	177,837

3,164	Corinthian Colleges, Inc.(a)	43,568

1,710	DreamWorks Animation SKG, Inc., Class A(a)	68,315

3,635	Fred’s, Inc.	37,077

7,975	Gentex Corp.	142,353

3,150	Iconix Brand Group, Inc.(a)	39,848

6,250	LKQ Corp.(a)	122,437

3,415	Modine Manufacturing Co.(a)	40,434

1,450	Morningstar, Inc.(a)	70,093

7,025	Smith & Wesson Holding Corp.(a)	28,732

3,753	Tenneco, Inc.(a)	66,541

1,334	Tractor Supply Co.(a)	70,649

2,034	Under Armour, Inc., Class A(a)	55,467

1,850	Universal Technical Institute, Inc.(a)	37,370

		1,318,940

Consumer Staples: 4.17%

938	Chattem, Inc.(a)	87,515

2,924	Lance, Inc.	76,901

2,672	TreeHouse Foods, Inc.(a)	103,834

8,158	United Natural Foods, Inc.(a)	218,145

800	USANA Health Sciences, Inc.(a)	25,520

		511,915

Energy: 5.67%

1,976	CARBO Ceramics, Inc.	134,703

725	Core Laboratories NV	85,636

2,035	ENGlobal Corp.(a)	6,370

3,334	Forest Oil Corp.(a)	74,182

5,919	General Maritime Corp.	41,374

10,200	ION Geophysical Corp.(a)	60,384

6,331	North American Energy Partners, Inc.(a)	45,963

986	Smith International, Inc.	26,790

Shares		Value (Note 2)

1,450	St. Mary Land & Exploration Co.	$49,648

4,450	Tesco Corp.(a)	57,450

1,594	Whiting Petroleum Corp.(a)	113,923

		696,423

Financials: 8.03%

3,026	Astoria Financial Corp.	37,613

1,373	Bank of Hawaii Corp.	64,613

6,302	Cedar Shopping Centers, Inc.	42,854

3,245	First Midwest Bancorp, Inc.	35,338

3,189	Glacier Bancorp, Inc.	43,753

547	Greenhill & Co., Inc.	43,891

1,589	Hanover Insurance Group, Inc.	70,599

5,658	MGIC Investment Corp.(a)	32,703

1,602	Mid-America Apartment Communities, Inc.	77,344

5,530	Old National Bancorp	68,738

3,025	Portfolio Recovery Associates, Inc.(a)	135,762

1,050	PrivateBancorp, Inc.	9,419

1,653	Prosperity Bancshares, Inc.	66,897

3,561	Sun Communities, Inc.	70,330

400	TMX Group, Inc.	12,641

1,602	WestAmerica BanCorp.	88,703

2,350	Westwood Holdings Group, Inc.	85,399

		986,597

Health Care: 20.65%

5,700	Abaxis, Inc.(a)	145,634

6,025	Allscripts-Misys Healthcare Solutions, Inc.(a)	121,886

6,725	Angiodynamics, Inc.(a)	108,138

1,710	Bio-Reference Labs, Inc.(a)	67,015

13,125	Cepheid, Inc.(a)	163,800

3,175	Chemed Corp.	152,304

2,181	Gentiva Health Services, Inc.(a)	58,909

1,025	Haemonetics Corp.(a)	56,529

1,958	ICU Medical, Inc.(a)	71,350

1,825	Integra LifeSciences Holdings Corp.(a)	67,124

2,250	IPC The Hospitalist Co., Inc.(a)	74,813

See Notes to Financial Statements	67	December 31, 2009

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

Health Care (continued): 20.65%

925	Kensey Nash Corp.(a)	$23,588

1,575	Landauer, Inc.	96,705

864	Magellan Health Services, Inc.(a)	35,191

3,589	Medical Action Industries, Inc.(a)	57,639

2,350	MEDNAX, Inc.(a)	141,282

1,850	Medtox Scientific, Inc.(a)	14,338

2,875	Meridian Bioscience, Inc.	61,956

5,975	Merit Medical Systems, Inc.(a)	115,258

6,803	Neogen Corp.(a)	160,618

3,675	Phase Forward, Inc.(a)	56,411

4,262	PSS World Medical, Inc.(a)	96,193

2,836	Quality Systems, Inc.	178,072

6,450	Somanetics Corp.(a)	113,198

4,252	Sunrise Senior Living, Inc.(a)	13,691

2,100	SurModics, Inc.(a)	47,586

2,695	Techne Corp.	184,769

3,088	U.S. Physical Therapy, Inc.(a)	52,280

		2,536,277

Industrials: 21.53%

2,500	The Advisory Board Co.(a)	76,650

3,125	AeroVironment, Inc.(a)	90,875

1,992	Alexander & Baldwin, Inc.	68,186

763	American Science & Engineering, Inc.	57,866

5,825	Beacon Roofing Supply, Inc.(a)	93,200

1,502	C&D Technologies, Inc.(a)	2,328

4,200	CoStar Group, Inc.(a)	175,434

2,050	Dynamex, Inc.(a)	37,105

6,274	EnergySolutions, Inc.	53,266

2,175	Forward Air Corp.	54,484

3,476	Fuel Tech, Inc.(a)	28,399

1,349	Gardner Denver, Inc.	57,400

1,329	GATX Corp.	38,209

1,812	General Cable Corp.(a)	53,309

1,909	Genesee & Wyoming, Inc., Class A(a)	62,310

2,477	Gibraltar Industries, Inc.(a)	38,963

Shares		Value (Note 2)

1,648	IDEX Corp.	$51,335

2,625	II-VI, Inc.(a)	83,475

8,653	Innerworkings, Inc.(a)	51,053

2,391	Kansas City Southern(a)	79,596

1,747	Kaydon Corp.	62,473

625	K-Tron International, Inc.(a)	67,963

2,675	Mobile Mini, Inc.(a)	37,691

725	Nordson Corp.	44,356

2,625	Raven Industries, Inc.	83,396

5,730	Resources Connection, Inc.(a)	121,591

8,128	Ritchie Bros. Auctioneers, Inc.	182,311

2,470	Robbins & Myers, Inc.	58,094

12,858	Rollins, Inc.	247,902

2,086	School Specialty, Inc.(a)	48,792

3,675	Simpson Manufacturing Co., Inc.	98,821

3,925	Sun Hydraulics Corp.	103,030

3,299	Tetra Tech, Inc.(a)	89,634

5,075	Titan International, Inc.	41,158

2,078	Tutor Perini Corp.(a)	37,570

1,621	Wabtec Corp.	66,202

		2,644,427

Information Technology: 24.69%

3,889	Advanced Energy Industries, Inc.(a)	58,646

2,750	Advent Software, Inc.(a)	112,008

4,165	ANSYS, Inc.(a)	181,010

3,975	Blackbaud, Inc.	93,929

3,150	Blackboard, Inc.(a)	142,979

2,650	Bottomline Technologies, Inc.(a)	46,561

1,900	Cabot Microelectronics Corp.(a)	62,624

1,797	CACI International, Inc., Class A(a)	87,783

2,050	Cass Information Systems, Inc.	62,320

2,700	comScore, Inc.(a)	47,385

1,240	Concur Technologies, Inc.(a)	53,010

4,025	DealerTrack Holdings, Inc.(a)	75,630

9,400	Digi International, Inc.(a)	85,728

December 31, 2009	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Legato Fund

Shares		Value (Note 2)

Information Technology (continued): 24.69%

4,625	Echelon Corp.(a)	$53,465

1,875	EMS Technologies, Inc.(a)	27,187

13,877	Entegris, Inc.(a)	73,271

2,500	F5 Networks, Inc.(a)	132,450

1,175	FactSet Research Systems, Inc.	77,397

3,241	Fair Isaac Corp.	69,066

7,492	Fairchild Semiconductor International, Inc.(a)	74,845

2,100	FARO Technologies, Inc.(a)	45,024

2,750	Forrester Research, Inc.(a)	71,363

3,255	GTSI Corp.(a)	16,177

4,445	Guidance Software, Inc.(a)	23,336

1,438	Harmonic, Inc.(a)	9,103

1,625	Hittite Microwave Corp.(a)	66,219

1,778	ManTech International Corp., Class A(a)	85,842

1,825	Maximus, Inc.	91,250

2,500	MICROS Systems, Inc.(a)	77,575

3,460	Napco Security Technologies, Inc.(a)	5,778

5,050	National Instruments Corp.	148,723

1,900	NVE Corp.(a)	78,489

3,125	Power Integrations, Inc.	113,625

2,453	Rudolph Technologies, Inc.(a)	16,484

6,950	Semtech Corp.(a)	118,219

4,075	Stratasys, Inc.(a)	70,416

2,140	Telvent GIT SA	83,417

5,750	Tyler Technologies, Inc.(a)	114,483

3,925	Ultimate Software Group, Inc.(a)	115,277

3,300	Verint Systems, Inc.(a)	63,525

		3,031,619

Shares		Value (Note 2)

Materials: 3.08%

3,420	Commercial Metals Co.	$53,523

1,584	Compass Minerals International, Inc.	106,429

6,025	Landec Corp.(a)	37,596

5,728	Spartech Corp.	58,769

2,535	Terra Industries, Inc.	81,602

4,200	Zoltek Cos., Inc.(a)	39,900

		377,819

	Total Common Stocks (Cost $10,049,655)	12,104,017

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.82%
$154,995	Citibank—New York 0.030%, due 01/04/10	154,995

68,185	Wells Fargo Bank & Co.—San Francisco 0.030%, due 01/04/10	68,185

	Total Short-Term Bank Debt Instruments (Cost $223,180)	223,180

	Total Investments: 100.38% (Cost $10,272,835)	12,327,197

	Net Other Assets and Liabilities: (0.38)%	(46,360)

	Net Assets: 100.00%	$12,280,837

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	69	December 31, 2009

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 165.51%
Arizona: 0.97%

$800,000	Salt Verde, Arizona Financial Corp., Gas Revenue Bonds 5.000%, 12/01/37(a)	$680,272

Arkansas: 0.74%

550,000	Baxter County, Arkansas, Hospital Revenue Bonds 5.000%, 09/01/26(a)	521,483

California: 25.30%

700,000	Anaheim California Public Financing Authority, Revenue Bonds (Anaheim Electric System Distribution) 5.000%, 10/01/29(a)	716,065

1,000,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series A 5.000%, 12/01/32(a)	875,190

900,000	California Health Facilities Financing Authority, Revenue Bonds (Adventist Health System-West), Series A 5.750%, 09/01/39(a)	903,231

800,000	California Health Facilities Financing Authority, Revenue Bonds (St. Joseph Health System), Series A 5.750%, 07/01/39(a)	827,168

750,000	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series E 4.750%, 02/01/30(a)	623,385

1,700,000	California Housing Finance Agency, Multifamily Revenue Bonds, Series B, VRDN 3.000%, 02/01/38(b)	1,700,000

1,000,000	California State Public Works Board, Revenue Bonds, Series I-1 6.625%, 11/01/34	1,040,490

	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1

2,000,000	4.500%, 06/01/27(a)	1,808,940

3,000,000	5.125%, 06/01/47(a)	2,029,740

Principal Amount		Value (Note 2)

$860,000	Manteca California Financing Authority, Sewer Revenue Bonds, Series B 5.000%, 12/01/33(a)	$840,031

700,000	M-S-R Energy Authority, Revenue Bonds, Series B 6.500%, 11/01/39(a)	744,191

1,800,000	Northern California Gas Authority, No. 1 Revenue Bonds, VRDN 0.914%, 07/01/27(a)(b)	1,349,838

1,000,000	Port of Oakland, California Revenue Bonds, Insured MBIA, Inc., Series L 5.375%, 11/01/27	980,270

450,000	San Diego, California Regional Building Authority Lease, Revenue Bonds (County Operations Center & Annex), Series A 5.375%, 02/01/36(a)	463,491

	State of California Municipal Bonds

1,925,000	5.250%, 04/01/14(a)	1,937,166

900,000	6.000%, 04/01/35(a)	922,986

		17,762,182

Colorado: 4.36%

985,000	Denver Colorado Health & Hospital Authority Healthcare, Revenue Bonds, Series B, VRDN 1.271%, 12/01/33(a)(b)	672,519

2,265,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 6.500%, 11/15/38(a)	2,390,255

		3,062,774

Connecticut: 1.29%

	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Yale - New Haven Hospital), Insured Ambac Indemnity Corp., Series J-1

600,000	5.000%, 07/01/26(a)	600,654

	Connecticut State Special Tax Obligation, Revenue Bonds (Transportation Infrastructure), Series 1

270,000	5.000%, 02/01/17(a)	306,925

		907,579

December 31, 2009	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Florida: 5.47%

$ 900,000	Citizens Property Insurance Corp., Sr. Sec. High Act Revenue Bonds, Series A-1 6.000%, 06/01/16(a)	$952,281

450,000	JEA, Florida Electric Systems, Revenue Bonds, Series 3A 3.500%, 10/01/18(a)	440,024

450,000	JEA, Florida Water & Sewer Systems, Revenue Bonds, Series A 5.375%, 10/01/39(a)	460,296

1,500,000	Miami-Dade County, Florida, Aviation Revenue Bonds (Miami International Airport), Insured Assured Guaranty, Ltd., Series A 5.250%, 10/01/38(a)	1,477,979

500,000	Sarasota County, Florida Public Hospital District, Hospital Revenue Bonds (Sarasota Memorial Hospital Project), Series A 5.625%, 07/01/39(a)	509,750

		3,840,330

Georgia: 7.40%

700,000	Atlanta, Georgia, Airport Revenue Bonds, Series B 5.625%, 01/01/30(a)	702,793

1,450,000	Atlanta, Georgia, Airport Revenue Bonds, Series RF-B-3, VRDN 2.250%, 01/01/30(b)	1,450,000

1,000,000	Atlanta, Georgia, Water & Wastewater Revenue Bonds, Series A 6.250%, 11/01/34(a)	1,055,450

500,000	Clayton County, Georgia Development Authority Special Facilities Revenue Bonds (Delta Airlines), Series A 8.750%, 06/01/29	507,070

1,500,000	Clayton County, Georgia Development Authority Special Facilities Revenue Bonds (Delta Airlines), Series B 9.000%, 06/01/35	1,483,830

		5,199,143

Principal Amount		Value (Note 2)

Guam: 5.71%

	Guam Government Municipal Bonds, Series A

$1,000,000	6.000%, 11/15/19(a)	$1,019,280

2,900,000	6.750%, 11/15/29(a)	2,992,307

		4,011,587

Hawaii: 0.50%

450,000	Hawaii State Department of Transportation, Special Facilities Revenue Bonds (Continental Airlines) 5.625%, 11/15/27(a)	355,014

Illinois: 5.93%

500,000	Chicago, Illinois Board of Education, Revenue Bonds (Build America Bonds), Series E 6.138%, 12/01/39(a)	494,715

1,200,000	Chicago, Illinois O’Hare International Airport, Revenue Bonds (Second Lien—General Airport) 5.500%, 01/01/18	1,212,984

1,000,000	Chicago, O’Hare International Airport, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.500%, 12/01/30(a)	659,040

1,000,000	Illinois Finance Authority, Revenue Bonds (Silver Cross & Medical Centers) 7.000%, 08/15/44(a)	1,023,040

750,000	Northern Illinois Municipal Power Agency, Revenue Bonds (Build America Bonds Power Project) 6.859%, 01/01/39(a)	774,428

		4,164,207

Indiana: 1.65%

1,125,000	Purdue University, Indiana, Revenue Bonds (Purdue University Student Facilities System), Series A 5.000%, 07/01/34(a)	1,157,197

Iowa: 1.42%

975,000	Iowa Finance Authority, Health Facilities Revenue Bonds (Iowa Health System) 5.250%, 02/15/29(a)	994,755

See Notes to Financial Statements	71	December 31, 2009

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Kentucky: 1.68%

$ 225,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds (Baptist HealthCare Systems), Series A 5.625%, 08/15/27(a)	$244,742

900,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health Facilities Revenue Bonds (Jewish Hospital Saint Mary’s Healthcare) 6.125%, 02/01/37(a)	932,067

		1,176,809

Louisiana: 4.99%

1,700,000	Louisiana Public Facilities Authority, Revenue Bonds (Christus Health), Series A 6.000%, 07/01/29(a)	1,782,637

1,925,000	St John Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corp.), Series A 5.125%, 06/01/37(a)	1,718,640

		3,501,277

Maryland: 0.67%

460,000	Montgomery County, Maryland, Housing Opportunities Commission, Single Family Mortgage Revenue Bonds, Series B 5.350%, 07/01/34(a)	470,672

Michigan: 3.11%

500,000	Michigan State Hospital Finance Authority, Revenue Bonds (Henry Ford Health System) 5.750%, 11/15/39(a)	481,350

1,700,000	Michigan State Housing Development Authority, Revenue Bonds, Series B, VRDN 4.250%, 06/01/38(b)	1,700,000

		2,181,350

Missouri: 1.27%

850,000	St. Louis, Missouri, Airport Revenue Bonds (Lambert-St. Louis International), Series A-1 6.625%, 07/01/34(a)	891,123

Principal Amount		Value (Note 2)

New Hampshire: 0.30%

$ 200,000	New Hampshire Health & Education Facilities Authority, Revenue Bonds (Dartmouth-Hitchcock) 6.000%, 08/01/38(a)	$209,476

New Jersey: 11.10%

500,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project) 6.250%, 09/15/29 (a)	432,930

2,000,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds (St. Peters University Hospital Obligation) 5.750%, 07/01/37 (a)	1,959,419

1,500,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Trinitas Hospital Obligation), Series B 6.500%, 07/01/23 (a)	1,249,259

	Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A

1,800,000	4.500%, 06/01/23(a)	1,671,156

1,365,000	4.625%, 06/01/26(a)	1,109,063

1,990,000	5.000%, 06/01/41(a)	1,374,493

		7,796,320

New York: 18.37%

500,000	Brooklyn, New York Arena Local Development Corp., Revenue Bonds (Barclays Center Project) 6.250%, 07/15/40	506,790

2,700,000	Hudson Yards Infrastructure Corp., Revenue Bonds, Series A 5.000%, 02/15/47(a)	2,487,158

500,000	Nassau County, New York Tobacco Settlement Corp., Asset-Backed Sr. Convertible Revenue Bonds, Series A-2 5.250%, 06/01/26	473,650

December 31, 2009	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

New York (continued): 18.37%

$ 2,000,000	New York City Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc.—JFK International Airport), VRDN 7.750%, 08/01/31(a)(b)	$1,954,840

2,000,000	8.000%, 08/01/28(a)(b)	2,003,480

2,100,000	New York City Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 6.900%, 08/01/24(a)	1,624,475

500,000	New York City, New York Housing Development Corp., Multifamily Housing Revenue Bonds, Series K 4.950%, 11/01/39	499,965

1,000,000	New York City, New York Housing Development Corp., Multifamily Rental Housing Revenue Bonds (Progress of Peoples Development), Insured GNMA/FNMA, Series B 4.950%, 05/15/36(a)	971,550

400,000	New York City, New York Industrial Development Agency, Special Facilities Revenue Bonds (Jetblue Airways Corp. Project) 5.125%, 05/15/30(a)	291,348

500,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series FF-2 5.000%, 06/15/40(a)	511,315

600,000	New York City, New York, Revenue Bonds, Sub-Series I-1 5.125%, 04/01/25(a)	644,466

675,000	New York City, New York Transitional Finance Authority, Building Aid Revenue Bonds, Series S-3 5.250%, 01/15/39(a)	702,041

250,000	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds (NY Tobacco), Series B 6.000%, 06/01/48(a)	225,940

		12,897,018

Principal Amount		Value (Note 2)

North Carolina: 2.79%

$ 800,000	Charlotte, North Carolina, Airport Revenue Bonds, Series A, VRDN 6.000%, 07/01/17(b)	$800,000

750,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Duke University Project), Series B 5.000%, 10/01/38(a)	794,318

350,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Series A 5.625%, 10/01/38(a)	361,925

		1,956,243

Ohio: 12.67%

765,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Build America Bonds) 6.053%, 02/15/43(a)	717,318

1,270,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-1 5.000%, 06/01/11	1,298,435

	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2

2,560,000	5.125%, 06/01/24(a)	2,300,185

1,500,000	5.875%, 06/01/30(a)	1,274,880

2,750,000	6.000%, 06/01/42(a)	2,129,160

500,000	Ohio State Air Quality Development Authority, Revenue Bonds (Columbus Southern Power Co.), Series B 5.800%, 12/01/38(a)	526,800

630,000	Ohio State Housing Finance Agency, Residential Mortgage Revenue Bonds (Mortgage Backed Securities Program), Insured GNMA/FNMA, Series F 5.250%, 09/01/28(a)	646,336

		8,893,114

See Notes to Financial Statements	73	December 31, 2009

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Oklahoma: 3.07%

$2,200,000	Tulsa, Oklahoma Municipal Airport Trust Revenue Bonds, Series A, VRDN 7.750%, 06/01/35(a)(b)	$2,153,008

Pennsylvania: 2.62%

500,000	Allegheny County Pennsylvania Industrial Development Authority, Environmental Improvement Revenue Bonds 6.875%, 05/01/30	513,390

750,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Allegheny Energy Supply Co.) 7.000%, 07/15/39 (a)	817,433

495,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Reliant Energy), Series B 6.750%, 12/01/36(a)	506,454

		1,837,277

Puerto Rico: 11.61%

700,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Sr. Lien Series A 6.000%, 07/01/44(a)	715,386

400,000	Puerto Rico Commonwealth Highway & Transportation Authority Highway, Insured MBIA, Inc., Revenue Bonds, Series Z 6.250%, 07/01/15 (a)	438,164

	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Insured Ambac Indemnity Corp., Series C

1,300,000	5.500%, 07/01/24(a)	1,296,139

475,000	5.500%, 07/01/25(a)	471,575

2,700,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series UU, VRDN 0.890%, 07/01/31(a)(b)	1,955,960

Principal Amount		Value (Note 2)

$1,250,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW 5.250%, 07/01/25(a)	$1,269,663

900,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Insured XL Capital Assurance, Inc., Series H 5.250%, 07/01/13(a)	957,339

1,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/28(a)	1,049,260

		8,153,486

Rhode Island: 5.96%

1,000,000	Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Series A-1 5.000%, 10/01/48(a)	909,760

1,000,000	Rhode Island Student Loan Authority, Student Loan Revenue Bonds, Insured Ambac Indemnity Corp., Series I, VRDN 0.840%, 12/01/37(b)(c)(d)	1,000,000

2,500,000	Tobacco Settlement Financing Corp., Revenue Bonds, Series A 6.250%, 06/01/42(a)	2,275,499

		4,185,259

South Carolina: 1.38%

600,000	South Carolina State Housing Finance & Development Authority, Mortgage Revenue Bonds, Series A-2 5.500%, 07/01/34	618,870

350,000	Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue Bonds 5.000%, 06/01/18	351,362

		970,232

December 31, 2009	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Texas: 14.84%

$1,050,000	Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.250%, 12/01/29(a)	$622,062

650,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series C, VRDN 5.750%, 05/01/36(a)(b)	595,264

305,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds (American Airlines, Inc. Project) 6.375%, 05/01/35(a)	203,530

360,000	Harris County, Texas, Industrial Development Corp., Airport Facilities, Revenue Bonds (Continental Airlines, Inc. Project) 5.375%, 07/01/19(a)	275,584

165,000	Houston Texas Airport, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project), Series B 6.125%, 07/15/27(a)	135,034

1,000,000	Northern Texas Tollway Authority, Revenue Bonds, Series A 6.000%, 01/01/28(a)	1,067,190

1,000,000	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr. Series A-1, VRDN 0.473%, 12/01/33(b)(c)(d)	1,000,000

1,500,000	Red River Authority, Texas Pollution Control Revenue Bonds (Southwestern Public Services), VRDN 8.000%, 07/01/16(b)	1,500,000

	Sabine River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series A

750,000	5.500%, 05/01/22(a)	675,368

460,000	6.450%, 06/01/21(a)	284,358

1,100,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Series D 6.250%, 12/15/26	1,187,593

Principal Amount		Value (Note 2)

$2,250,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series B, VRDN 0.870%, 12/15/26(a)(b)	$1,569,803

1,000,000	Texas Transportation Commission, Central Texas, Turnpike System Revenue Bonds 5.000%, 08/15/42	1,024,370

525,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28(a)	280,712

		10,420,868

Utah: 1.00%

700,000	Utah Housing Corp., Single Family Mortgage Revenue Bonds, Series F, VRDN 2.620%, 01/01/38(b)	700,000

Virginia: 1.82%

800,000	University of Virginia, University Revenue Bonds 5.000%, 06/01/40(a)	845,472

425,000	Virginia State Public School Authority, School Financing 1997 Revenue Bonds, Series B1 4.000%, 08/01/25(a)	430,393

		1,275,865

West Virginia: 3.27%

	West Virginia State Hospital Finance Authority, Hospital Revenue Bonds (Charleston City Improvement Revenue Bond), Series A

1,250,000	5.500%, 09/01/25(a)	1,233,138

1,100,000	5.625%, 09/01/32(a)	1,062,369

		2,295,507

Wisconsin: 2.25%

1,100,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.), Series A 5.600%, 02/15/29 (a)	1,089,747

See Notes to Financial Statements	75	December 31, 2009

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Wisconsin (continued): 2.25%

$ 555,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Wheaton Franciscan Healthcare) 5.250%, 08/15/34(a)	$487,584

		1,577,331

	Total Municipal Bonds (Cost $111,896,047)	116,198,758

CORPORATE BONDS: 15.12%
Communications: 1.46%

900,000	CBS Corp., Gtd. Notes 8.200%, 05/15/14(a)	1,024,086

Consumer Cyclical: 4.35%

500,000	American Airlines, Inc., Sr. Sec. Notes 10.500%, 10/15/12(e)	525,000

2,600,000	Continental Airlines, Inc., Sr. Unsec. Notes 8.750%, 12/01/11(a)	2,528,500

		3,053,500

Consumer Discretionary: 0.10%

250,000	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/11(a)	68,750

Energy: 1.74%

1,425,000	Southern Union Co., Jr. Sub. Notes 7.200%, 11/01/66(a)(b)	1,225,500

Financials: 2.18%

500,000	Cemex Finance Llc, Sr. Sec. Notes 9.500%, 12/14/16(e)	526,250

1,000,000	Ford Motor Credit Co., Llc, Sr. Unsec. Notes 8.000%, 12/15/16	1,002,644

		1,528,894

Industrials: 3.27%

2,500,000	Enterprise Products Operating Llc, Gtd. Notes, Series B 7.034%, 01/15/68(a)(b)	2,297,163

Principal Amount		Value (Note 2)

Utility: 2.02%

$1,000,000	Dominion Resources, Inc., Jr. Sub. Notes 7.500%, 06/30/66(a)(b)	$971,220

500,000	Wisconsin Energy Corp., Jr. Sub. Notes 6.250%, 05/15/67(a)(b)	445,634

		1,416,854

	Total Corporate Bonds (Cost $9,812,856)	10,614,747

Shares

PREFERRED STOCKS: 0.77%
Financials: 0.77%

21,250	JPMorgan Chase Capital XXVIII 7.200%	542,087

	Total Preferred Stocks (Cost $536,438)	542,087

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 12.91%

$9,061,622	Citibank — New York 0.030%, due 01/04/10	9,061,622

	Total Short-Term Bank Debt Instruments (Cost $9,061,622)	9,061,622

	Total Investments: 194.31% (Cost $131,306,963)	136,417,214

	Net Other Assets and Liabilities: (94.31)%	(66,210,336)

	Net Assets: 100.00%	$70,206,878
Principal Amount

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

$(500,000)	Duke Energy Carolinas Llc, Unsub. Sr. Notes 6.100%, 06/01/37	$(526,387)

(1,000,000)	ERAC USA Finance Co., Notes 8.000%, 01/15/11	(1,048,767)

(250,000)	International Paper Co., Unsec. Sr. Notes 5.300%, 04/01/15	(258,019)

December 31, 2009	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

Corporate Bonds (continued)

$(1,000,000)	Praxair, Inc., Sr. Unsec. Notes 3.250%, 09/15/15	$(998,859)

(600,000)	Safeway, Inc., Sr. Unsec. Notes 7.250%, 02/01/31	(692,545)

(650,000)	TXU Corp., Sr. Unsec. Global Notes, Series R 6.550%, 11/15/34	(304,604)

U.S. Government Agency

	United States Treasury Notes

(20,000,000)	1.500%, 07/15/12	(20,037,519)

(7,500,000)	1.500%, 12/31/13	(7,304,887)

(3,725,000)	4.250%, 05/15/39	(3,495,682)

(1,300,000)	4.500%, 11/15/15	(1,408,165)

	Total Securities Sold Short (Proceeds $36,599,888)	$(36,075,434)

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2009.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Fair valued security.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,051,250, representing 1.50% of net assets.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

GNMA/FNMA—Government National Mortgage Association/Federal National Mortgage Association

Gtd.—Guaranteed

Jr.—Junior

Sec.—Secured

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Unsub.—Unsubordinated

VRDN—Variable Rate Demand Notes

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
12/21/07	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr. Series A-1, VRDN 0.473%, 12/01/33(b)(d)	$1,000,000	$1,000,000	1.42%
12/14/07	Rhode Island Student Loan Authority, Student Loan Revenue Bonds, Insured Ambac Indemnity Corp., Series I, VRDN 0.840%, 12/01/37(b)(d)	1,000,000	1,000,000	1.42%

See Notes to Financial Statements	77	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS: 65.86%
Australia: 0.21%

	Australian Government, Bonds, Series 124

9,000	5.750%, 05/15/21	AUD	$8,064

	Australian Government, Bonds, Series 217

10,000	6.000%, 02/15/17	AUD	9,236

	Australian Government, Bonds, Series 513

40,000	6.500%, 05/15/13	AUD	37,580

			54,880

Austria: 2.02%

	Republic of Austria, Notes

228,000	3.400%, 10/20/14	EUR	336,601

17,000	4.300%, 07/15/14	EUR	26,029

98,000	6.250%, 07/15/27	EUR	172,286

			534,916

Belgium: 0.67%

	Belgium Government, Bonds, Series 56

120,000	3.500%, 03/28/15	EUR	177,621

Brazil: 1.90%

	Brazil Notas do Tesouro Nacional, Notes, Series F

500	10.000%, 01/01/12	BRL	277,686

200	10.000%, 01/01/14	BRL	105,634

240	10.000%, 01/01/17	BRL	118,598

			501,918

Canada: 0.84%

	Canadian Government, Bonds

40,000	3.750%, 06/01/12	CAD	40,023

25,000	4.000%, 09/01/10	CAD	24,455

35,000	4.000%, 06/01/16	CAD	35,207

45,000	5.000%, 06/01/37	CAD	49,525

30,000	5.000%, 06/01/14	CAD	31,507

	Canadian Government, Bonds, Series A55

30,000	8.000%, 06/01/23	CAD	40,510

			221,227

Principal Amount		Currency	Value (Note 2)

Chile: 0.69%

	Bonos del Banco Central de Chile en UF

2,113	3.000%, 04/01/13 (a)	CLP	$83,738

2,447	5.000%, 01/01/16 (a)	CLP	97,681

			181,419

Colombia: 0.99%

	Republic of Colombia, Unsub. Bonds

50,000,000	9.850%, 06/28/27	COP	28,442

390,000,000	12.000%, 10/22/15	COP	234,922

			263,364

Denmark: 0.82%

	Denmark (Kingdom of), Bonds

120,000	4.500%, 11/15/39	DKK	24,173

220,000	5.000%, 11/15/13	DKK	46,202

	Denmark (Kingdom of), Sr. Unsec. Bonds

100,000	3.125%, 03/17/14	EUR	146,738

			217,113

France: 2.62%

	French Government O.A.T., Bonds

170,000	3.500%, 04/25/15	EUR	253,439

82,000	3.750%, 04/25/21	EUR	117,615

35,000	4.000%, 04/25/55	EUR	47,965

80,000	4.250%, 04/25/19	EUR	121,079

	French Government Treasury Notes

100,000	4.500%, 07/12/13	EUR	154,693

			694,791

Germany: 6.48%

	Bundesobligation, Bonds, Series 147

37,000	2.500%, 10/08/10	EUR	53,762

	Bundesrepublik Deutschland, Bonds, Series 02

100,000	5.000%, 01/04/12	EUR	153,648

December 31, 2009	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

Germany (continued): 6.48%

90,000	5.000%, 07/04/12	EUR	$139,808

	Bundesrepublik Deutschland, Bonds, Series 03

173,000	3.750%, 07/04/13	EUR	262,637

	Bundesrepublik Deutschland, Bonds, Series 06

344,000	3.750%, 01/04/17	EUR	516,411

	Bundesrepublik Deutschland, Bonds, Series 07

150,000	4.250%, 07/04/39	EUR	220,120

	Bundesrepublik Deutschland, Bonds, Series 09

110,000	3.750%, 01/04/19	EUR	163,073

	Bundesrepublik Deutschland, Bonds, Series 86

40,000	6.000%, 06/20/16	EUR	67,452

	Bundesrepublik Deutschland, Bonds, Series 97

75,000	6.500%, 07/04/27	EUR	139,420

			1,716,331

Greece: 3.97%

	Hellenic Republic, Bonds

100,000	5.250%, 05/18/12	EUR	146,197

78,000	6.500%, 10/22/19	EUR	117,642

	Hellenic Republic, Unsub. Bonds

350,000	4.500%, 05/20/14	EUR	490,036

	Hellenic Republic, Unsub. Bonds, Series 15YR

137,000	4.700%, 03/20/24	EUR	169,205

	Hellenic Republic, Unsub. Bonds, Series 30YR

118,000	4.600%, 09/20/40	EUR	129,004

			1,052,084

Hungary: 1.98%

	Hungary Government, Bonds, Series 12/C

17,000,000	6.000%, 10/24/12	HUF	87,635

Principal Amount		Currency	Value (Note 2)

	Hungary Government, Bonds, Series 15/A

46,000,000	8.000%, 02/12/15	HUF	$247,312

	Hungary Government, Bonds, Series 20/A

37,000,000	7.500%, 11/12/20	HUF	189,351

			524,298

Italy: 4.65%

	Buoni Poliennali Del Tesoro, Bonds

145,000	4.250%, 08/01/13	EUR	220,736

306,000	4.250%, 08/01/14	EUR	466,012

75,000	4.500%, 08/01/10	EUR	109,758

120,000	4.500%, 08/01/18	EUR	181,414

63,000	4.500%, 02/01/20	EUR	93,526

96,000	6.000%, 05/01/31	EUR	160,037

			1,231,483

Japan: 13.41%

	Japan Government, Bonds, Series 21

31,000,000	2.300%, 12/20/35	JPY	335,996

	Japan Government, Bonds, Series 80

38,000,000	2.100%, 06/20/25	JPY	423,128

	Japan Government, Bonds, Series 236

20,000,000	1.500%, 12/20/11	JPY	220,421

	Japan Government, Bonds, Series 257

71,000,000	1.300%, 12/20/13	JPY	790,522

	Japan Government, Bonds, Series 258

63,000,000	1.300%, 03/20/14	JPY	701,873

	Japan Government, Bonds, Series 274

74,000,000	1.500%, 12/20/15	JPY	835,330

See Notes to Financial Statements	79	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

Japan (continued): 13.41%

	Japan Government, Bonds, Series 300

22,000,000	1.500%, 03/20/19	JPY	$243,015

			3,550,285

Malaysia: 2.31%

	Malaysian Government, Bonds, Series 0204

950,000	5.094%, 04/30/14	MYR	293,663

	Malaysian Government, Bonds, Series 0207

1,000,000	3.814%, 02/15/17	MYR	287,354

	Malaysian Government, Bonds, Series 0409

100,000	3.741%, 02/27/15	MYR	29,106

			610,123

Mexico: 2.29%

	Mexican Bonos, Bonds, Series M10

37,000	8.000%, 12/17/15	MXN	287,880

	Mexican Bonos, Bonds, Series M30

2,000	10.000%, 11/20/36	MXN	17,436

	Mexican Bonos, Bonds, Series MI10

18,000	8.000%, 12/19/13	MXN	141,818

	Mexican Bonos, Gtd. Bonds, Series M20

18,000	10.000%, 12/05/24	MXN	158,008

			605,142

Norway: 0.10%

	Norway Government, Bonds

154,000	4.250%, 05/19/17	NOK	27,071

Peru: 0.48%

	Peru Bono Soberano, Bonds

100	6.900%, 08/12/37	PEN	38,986

210	8.200%, 08/12/26	PEN	87,085

			126,071

Principal Amount		Currency	Value (Note 2)

Poland: 2.37%

	Poland Government, Bonds, Series 0413

740,000	5.250%, 04/25/13	PLN	$258,127

	Poland Government, Bonds, Series 0922

90,000	5.750%, 09/23/22	PLN	29,983

	Poland Government, Bonds, Series 1015

200,000	6.250%, 10/24/15	PLN	70,826

	Poland Government, Bonds, Series 1017

810,000	5.250%, 10/25/17	PLN	267,726

			626,662

Portugal: 3.60%

	Portugal Obrigacoes do Tesouro OT, Bonds

392,000	4.375%, 06/16/14	EUR	594,791

228,000	5.450%, 09/23/13	EUR	357,955

			952,746

South Africa: 2.69%

	Republic of South Africa, Bonds, Series R154

133,334	13.000%, 08/31/10	ZAR	18,720

	Republic of South Africa, Bonds, Series R155

133,333	13.000%, 08/31/11	ZAR	19,579

	Republic of South Africa, Bonds, Series R157

1,530,000	13.500%, 09/15/15	ZAR	254,625

	Republic of South Africa, Bonds, Series R186

1,700,000	10.500%, 12/21/26	ZAR	259,574

	Republic of South Africa, Bonds, Series R201

400,000	8.750%, 12/21/14	ZAR	54,823

	Republic of South Africa, Bonds, Series R203

300,000	8.250%, 09/15/17	ZAR	38,963

December 31, 2009	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

South Africa (continued): 2.69%

	Republic of South Africa, Bonds, Series R204

520,000	8.000%, 12/21/18	ZAR	$66,145

			712,429

Spain: 1.74%

	Bonos Y Oblig Del Estado, Bonds

285,000	5.500%, 07/30/17	EUR	460,089

Sweden: 0.24%

	Swedish Government, Bonds, Series 1050

460,000	3.000%, 07/12/16	SEK	64,400

Switzerland: 0.22%

	Switzerland Government, Bonds

55,000	3.000%, 05/12/19	CHF	57,935

Thailand: 2.27%

	Thailand Government, Bonds

9,500,000	5.000%, 05/26/17	THB	303,438

5,000,000	5.250%, 05/12/14	THB	161,293

4,000,000	5.850%, 03/31/21	THB	135,458

			600,189

Turkey: 2.72%

	Turkey Government, Bonds

440,000	14.000%, 01/19/11	TRL	312,138

540,000	16.000%, 03/07/12	TRL	407,135

			719,273

United Kingdom: 3.58%

	United Kingdom, Treasury Bonds

133,000	3.250%, 12/07/11	GBP	222,822

144,000	4.250%, 12/07/55	GBP	230,516

134,000	4.750%, 03/07/20	GBP	227,734

50,000	5.000%, 09/07/14	GBP	88,555

101,000	5.000%, 03/07/18	GBP	177,144

			946,771

	Total Foreign Government Obligations (Cost $16,495,975)		17,430,631

Principal Amount		Currency	Value (Note 2)

CORPORATE BONDS: 23.39%
Austria: 1.04%

	FMG Finance Pty Ltd., Sr. Secured Notes

50,000	9.750%, 09/01/13(b)	EUR	$72,753

	PE Paper Escrow GMBH, Sr. Secured Notes

50,000	11.750%, 08/01/14(b)	EUR	78,845

	Raiffeisen Zentralbank Oesterreich AG, Gov’t Gtd. Notes

85,000	2.500%, 05/04/11	EUR	123,295

			274,893

Belgium: 0.58%

	Barry Callebaut Services NV, Gtd. Notes

50,000	6.000%, 07/13/17	EUR	70,244

	KBC Bank NV, Sub. Notes

65,000	8.000%, Perpetual Maturity(d)	EUR	83,629

			153,873

Bermuda: 0.26%

	Central European Media Enterprises, Ltd., Sr. Notes

50,000	11.625%, 09/15/16(b)	EUR	69,527

Canada: 0.28%

	Bombardier, Inc., Sr. Unsec. Notes

50,000	7.250%, 11/15/16(b)	EUR	73,469

Croatia: 0.27%

	Agrokor D.D., Sr. Unsec. Euro Medium-Term Notes

50,000	10.000%, 12/07/16(b)	EUR	72,699

Denmark: 0.48%

	ISS Holding A/S, Secured Notes

50,000	8.875%, 05/15/16(b)	EUR	69,706

	TUI AG, Sr. Unsec. Notes

50,000	5.125%, 12/10/12(b)	EUR	56,984

			126,690

France: 1.47%

	Europcar Groupe SA, Sr. Sub. Notes

50,000	8.125%, 05/15/14(b)	EUR	61,284

See Notes to Financial Statements	81	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

France (continued): 1.47%

	Nexans SA

50,000	5.750%, 05/02/17	EUR	$65,585

	Rexel SA, Sr. Notes

50,000	8.250%, 12/15/16	EUR	73,711

	Tereos Europe, Gtd. Notes

50,000	6.375%, 04/15/14(b)	EUR	66,302

	Wendel, Sr. Unsec. Notes

100,000	4.875%, 05/26/16	EUR	122,568

			389,450

Germany: 1.49%

	Cognis GmbH, Sr. Secured Notes

50,000	9.500%, 05/15/14(b)	EUR	74,186

	Grohe Holding GmbH, Gtd. Notes

50,000	8.625%, 10/01/14(b)	EUR	62,717

	HeidelbergCement AG, Gtd. Notes

25,000	7.500%, 10/31/14	EUR	37,541

25,000	8.000%, 01/31/17	EUR	37,272

10,000	8.500%, 10/31/19	EUR	15,231

	Hella KG Hueck & Co., Sr. Unsec. Notes

50,000	7.250%, 10/20/14	EUR	72,753

	IKB Deutsche Industriebank AG

20,000	4.500%, 07/09/13	EUR	21,360

	UPC Germany GmbH

50,000	9.625%, 12/01/19(b)	EUR	73,201

			394,261

Ireland: 0.92%

	Allied Irish Banks Plc

60,000	12.500%, 06/25/19	EUR	89,402

	Ardagh Glass Group Plc, Sr. Unsec. PIK Bonds

21,701	10.750%, 03/01/15	EUR	28,154

	Smurfit Kappa Acquisitions

50,000	7.750%, 11/15/19(b)	EUR	71,319

	Smurfit Kappa Funding Plc, Sr. Sub. Notes

40,000	7.750%, 04/01/15	EUR	55,622

			244,497

Principal Amount		Currency	Value (Note 2)

Italy: 0.47%

	CIR-Compagnie Industriali Riunite SpA, Sr. Unsec. Notes
50,000	5.750%, 12/16/24	EUR	$54,430

	Lottomatica SpA, Sub. Bonds

50,000	8.250%, 03/31/66(b)(c)	EUR	68,721

			123,151

Japan: 0.27%

	Softbank Corp., Sr. Unsec. Notes

50,000	7.750%, 10/15/13	EUR	72,394

Jersey: 0.46%

	HBOS Euro Finance LP, Bank Gtd.

50,000	7.627%, Perpetual Maturity(c)(d)	EUR	49,995

	UBS Capital Securities, Ltd., Gtd. Euro Medium-Term Notes

50,000	8.836%, Perpetual Maturity(c)(d)	EUR	72,036

			122,031

Luxembourg: 2.34%

	Beverage Packaging Holdings II SA, Sr. Sub. Notes

100,000	9.500%, Perpetual Maturity(b)(d)	EUR	140,129

	Cirsa Finance Luxembourg SA, Gtd. Notes

50,000	8.750%, 05/15/14(b)	EUR	69,348

	Codere Finance Luxembourg SA, Sr. Secured Notes

50,000	8.250%, 06/15/15(b)	EUR	63,793

	Fiat Finance & Trade Ltd., SA, Gtd. Notes

50,000	7.625%, 09/15/14	EUR	74,895

	Fiat Finance & Trade, Ltd., SA, Gtd. Euro Medium-Term Notes

50,000	6.625%, 02/15/13	EUR	73,738

	Lighthouse International Co., SA, Sr. Secured Bonds

50,000	8.000%, 04/30/14(b)	EUR	48,024

	Wind Acquisition Finance SA, Sr. Notes

50,000	11.750%, 07/15/17(b)	EUR	78,308

December 31, 2009	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

Luxembourg (continued): 2.34%

	Wind Acquisition Holdings Finance SpA

50,000	12.250%, 07/15/17(b)	EUR	$70,103

			618,338

Netherlands: 3.40%

	Ardagh Glass Finance BV, Gtd. Notes

30,000	8.875%, 07/01/13(b)	EUR	43,652

	Cemex Finance LLC, Sr. Secured Notes

65,000	9.625%, 12/14/17(b)	EUR	96,535

	Clondalkin Industries BV, Gtd. Notes

50,000	8.000%, 03/15/14(b)	EUR	64,509

	ELM BV for Swiss Life Insurance & Pension Group, Gtd. Euro Medium-Term Notes

100,000	5.849%, Perpetual Maturity(c)(d)	EUR	97,481

	HeidelbergCement Finance BV, Gtd. Euro Medium-Term Notes

25,000	6.375%, 01/25/12	EUR	37,586

	ING Groep NV, Sub. Euro Medium-Term Notes

30,000	4.176%, Perpetual Maturity(c)(d)	EUR	28,599

	ING Verzekeringen NV, Sub. Bonds

100,000	6.250%, 06/21/21(c)	EUR	129,507

50,000	6.375%, 05/07/27(c)	EUR	59,512

	Kazkommerts International BV, Euro Medium-Term Notes

50,000	7.625%, 02/13/12	GBP	71,271

	Magyar Telecom BV, Secured Notes

50,000	9.500%, 12/15/16(b)	EUR	71,767

	SNS Reaal Groep NV, Jr. Sub. Euro Medium-Term Notes

100,000	6.258%, Perpetual Maturity(c)(d)	EUR	89,238

	Suedzucker International Finance BV, Gtd. Notes

30,000	5.250%, 06/29/49(c)	EUR	36,555

	UPC Holding BV, Sr. Secured Notes

50,000	8.625%, 01/15/14(b)	EUR	72,394

			898,606

Principal Amount		Currency	Value (Note 2)

Russia: 0.20%

	International Bank for Reconstruction & Development, Sr. Unsec. Notes

1,500,000	10.000%, 04/05/12	RUB	$52,769

South Africa: 0.37%

	Foodcorp, Ltd., Gtd. Notes

70,000	8.875%, 06/15/12(b)	EUR	96,836

Spain: 1.92%

	Abengoa SA, Gtd. Notes

50,000	9.625%, 02/25/15	EUR	75,976

	Caixa d’Estalvis de Catalunya, Gov’t Gtd. Notes

100,000	3.000%, 05/07/12	EUR	145,661

	Caja de Ahorros de Valencia Castellon y Alicante, Gov’t Gtd. Notes

100,000	3.000%, 05/11/12	EUR	145,721

	Campofrio Food SA, Sr. Notes

50,000	8.250%, 10/31/16(b)	EUR	71,212

	Obrascon Huarte Lain SA, Unsub. Gtd. Notes

50,000	6.250%, 05/18/12(c)	EUR	68,810

			507,380

Sweden: 0.24%

	Stena AB, Sr. Unsec. Notes

50,000	6.125%, 02/01/17(b)	EUR	63,076

Switzerland: 0.37%

	UBS AG Jersey Branch, Sr. Sub. Notes

100,000	4.280%, Perpetual Maturity(c)(d)	EUR	97,625

United Kingdom: 2.65%

	CEVA Group Plc, Gtd. Notes

50,000	10.000%, 12/01/16(b)	EUR	47,665

	Eco-Bat Finance Plc, Gtd. Notes

20,000	10.125%, 01/31/13(b)	EUR	29,388

	FCE Bank Plc, Sr. Unsec. Euro Medium-Term Notes

150,000	7.125%, 01/16/12	EUR	211,806

See Notes to Financial Statements	83	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

United Kingdom (continued): 2.65%

	Ineos Group Holdings Plc, Gtd. Notes

100,000	7.875%, 02/15/16(b)	EUR	$91,389

	Infinis Plc, Sr. Notes

50,000	9.125%, 12/15/14(b)	GBP	83,735

	ISS Financing Plc, Sr. Secured Notes

50,000	11.000%, 06/15/14(b)	EUR	77,591

	Lloyds TSB Bank Plc, Sub.

50,000	6.350%, Perpetual Maturity(c)(d)	EUR	50,533

	TVN Finance Corp., Plc

50,000	10.750%, 11/15/17(b)	GBP	74,724

	Virgin Media Finance Plc, Gtd. Notes

100,000	9.750%, 04/15/14	GBP	35,644

			702,475

United States: 3.91%

	AGCO Corp., Sr. Sub. Notes

50,000	6.875%, 04/15/14	EUR	69,885

	American General Finance Corp., Sr. Unsec. Notes, Series A

50,000	4.625%, 06/22/11	EUR	62,394

	American International Group, Inc., Jr. Sub. Notes

50,000	8.000%, 05/22/38(b)(c)	EUR	45,336

	American International Group, Inc., Jr. Sub. Notes, Series A3

100,000	4.875%, 03/15/67(c)	EUR	75,978

	CEDC Finance Corp. International, Inc., Sr. Secured Notes

50,000	8.875%, 12/01/16(b)	EUR	72,108

	Fiat Finance North America, Inc., Gtd. Euro Medium-Term Notes

50,000	5.625%, 06/12/17	EUR	66,393

	Hertz Corp., Gtd. Notes

100,000	7.875%, 01/01/14	EUR	139,771

	Huntsman International Llc, Gtd. Notes

50,000	6.875%, 11/15/13(b)	EUR	67,197

Principal Amount		Currency	Value (Note 2)

	Kronos International, Inc., Sr. Secured Bonds

50,000	6.500%, 04/15/13	EUR	$58,417

	Nalco Co., Gtd. Notes

25,000	9.000%, 11/15/13	EUR	36,914

	Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes

100,000	9.000%, 08/01/14	EUR	146,939

	Owens Brockway Glass Container, Inc., Gtd. Notes

50,000	6.750%, 12/01/14	EUR	70,602

	Polypore International, Inc., Gtd. Notes

20,000	8.750%, 05/15/12	EUR	28,241

	RBS Capital Trust A, Bank Gtd.

40,000	6.467%, Perpetual Maturity(c)(d)	EUR	27,237

	Travelport Llc, Gtd. Notes

50,000	10.875%, 09/01/16	EUR	68,094

			1,035,506

	Total Corporate Bonds (Cost $5,553,023)		6,189,546

CREDIT LINKED NOTES : 1.96%
Indonesia: 1.96%

	Indonesia Government, Bonds, Series FR26

199,000	11.000%, 10/15/14	USD	209,989

	Indonesia Government, Bonds, Series FR45

235,294	10.852%, 05/15/37(c)(e)	USD	206,562

	Indonesia Government, Bonds, Series FR47

110,955	10.000%, 02/17/28(e)	USD	101,799

			518,350

	Total Credit Linked Notes (Cost $484,715)		518,350

December 31, 2009	84	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 6.21%

	Brown Brothers Harriman & Co. — Grand Cayman

2,490	0.030%, due 01/04/10	NOK	$430

2,685	0.030%, due 01/04/10	SEK	375

130,633	0.030%, due 01/04/10	ZAR	17,701

40,599	0.030%, due 01/04/10	DKK	7,821

9,870	0.030%, due 01/04/10	AUD	8,866

30,900	0.030%, due 01/04/10	CAD	29,545

139	0.030%, due 01/04/10	CHF	134

	Citibank — New York

28,394,343	0.030%, due 01/04/10	JPY	304,873

118,668	0.030%, due 01/04/10	GBP	191,672

418,787	0.030%, due 01/04/10	EUR	600,352

	JPMorgan Chase - New York

49,030	0.030%, due 01/04/10	SGD	34,900

	Wells Fargo Bank & Co. — San Francisco

448,328	0.030%, due 01/04/10	USD	448,328

	Total Short-Term Bank Debt Instruments (Cost $1,659,280)		1,644,997

	Total Investments: 97.42% (Cost $24,192,993)		25,783,524

	Net Other Assets and Liabilities: 2.58%		683,801

	Net Assets: 100.00%		$26,467,325

(a) Denotes an inflation-indexed security: principal and coupon indexed to the consumer price index.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts form registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustee’s. At period end, the aggregate market value of those securities was $2,610,532, representing 9.86% of net assets.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2009.

(d) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(e) Fair valued security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd.—Guaranteed

Gov’t—Government

Jr.—Junior

PIK—Payment in-kind

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Unsub.—Unsubordinated

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

PEN—Peruvian New Sol

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

THB—Thai Baht

TRL—Turkish Lira

USD—U.S. Dollar

ZAR—South African Rand

See Notes to Financial Statements	85	December 31, 2009

Forward International Fixed Income Fund

FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2009, the Fund had outstanding foreign currency exchange contract, both to purchase and sell foreign currencies:

Open Forward Foreign Currency Contracts with Unrealized Gains	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Gain
Brazilian Real	Purchase	273,035	01/05/10	$156,530	$156,656	$126
Brazilian Real	Sale	273,035	01/05/10	157,043	156,656	387
British Pound	Purchase	40,000	01/29/10	62,334	64,596	2,262
British Pound	Sale	16,795	02/04/10	27,438	27,121	317
Chilean Peso	Sale	55,200,000	01/05/10	110,171	108,805	1,366
Chilean Peso	Sale	55,200,000	02/02/10	109,059	108,927	132
Euro	Sale	319,000	01/07/10	476,988	457,301	19,687
Euro	Sale	30,872	01/04/10	46,477	44,257	2,220
Euro	Sale	54,380	02/04/10	79,721	77,953	1,768
Euro	Sale	9,500	02/04/10	13,953	13,618	335
Euro	Sale	46,374	01/04/10	66,500	66,479	21
Hungarian Forint	Purchase	34,905,810	02/18/10	179,130	184,091	4,961
Indonesian Rupiah	Purchase	1,150,500,000	01/19/10	121,073	121,986	913
Japanese Yen	Sale	4,555,475	01/05/10	49,500	48,914	586
Mexican Peso	Purchase	970,000	02/18/10	73,559	73,727	168
Mexican Peso	Sale	228,728	02/18/10	17,412	17,385	27
New Russian Ruble	Purchase	2,100,000	11/02/10	65,622	66,098	476
Polish Zloty	Purchase	100,000	02/25/10	34,110	34,796	686
South African Rand	Purchase	200,000	02/18/10	26,387	26,851	464
South African Rand	Purchase	200,000	02/18/10	26,762	26,852	90
Total Open Forward Foreign Currency Contracts with Unrealized Gains						$36,992

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Loss
Brazilian Real	Purchase	273,035	02/02/10	$156,011	$155,793	$(218)
British Pound	Sale	3,147	01/04/10	5,000	5,083	(83)
British Pound	Purchase	8,579	02/04/10	13,953	13,854	(99)
British Pound	Purchase	49,236	02/04/10	79,721	79,509	(212)
British Pound	Purchase	28,500	01/04/10	46,477	46,032	(445)
British Pound	Purchase	283,374	01/07/10	476,988	457,689	(19,299)
Chilean Peso	Purchase	55,200,000	01/05/10	108,994	108,805	(189)
Colombian Peso	Purchase	74,591,950	03/03/10	37,203	36,321	(882)
Egyptian Pound	Purchase	110,000	03/15/10	19,849	19,765	(84)
Euro	Sale	43,942	01/29/10	62,334	62,991	(657)
Euro	Purchase	18,630	02/04/10	27,438	26,706	(732)
Hungarian Forint	Sale	9,800,000	02/18/10	51,076	51,684	(608)
Malaysian Ringgit	Purchase	270,000	01/14/10	79,433	78,806	(627)
New Russian Ruble	Purchase	770,000	11/02/10	24,740	24,236	(504)
New Russian Ruble	Purchase	2,000,000	01/12/10	67,854	65,848	(2,006)
Peruvian New Sol	Purchase	60,000	03/23/10	20,794	20,739	(55)
Polish Zloty	Purchase	265,225	02/25/10	95,297	92,289	(3,008)
South African Rand	Sale	568,523	03/23/10	72,972	75,825	(2,853)
Thai Bhat	Purchase	1,894,770	01/11/10	57,064	56,831	(233)
Turkish Lira	Sale	96,800	02/18/10	63,119	64,333	(1,214)
Total Open Forward Foreign Currency Contracts with Unrealized Losses						$(34,008)

December 31, 2009	86	See Notes to Financial Statements

Forward International Fixed Income Fund

FUTURES CONTRACTS

At December 31, 2009, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Currency	Value	Unrealized Gain/(Loss)
Euro-Bobl	Short	4	03/08/10	EUR	$(663,217)	$2,179
Euro-Bond	Short	2	03/08/10	EUR	(347,463)	$3,469
Euro-Shatz	Short	4	03/08/10	EUR	(619,063)	$(279)
Long Gilt	Long	3	03/29/10	GBP	554,577	$(13,083)
US 10 Yr Note	Long	6	03/22/10	USD	692,718	$(10,854)
US 2 Yr Note	Short	6	03/31/10	USD	(1,297,584)	$8,743
					$(1,680,032)	$(9,825)

See Notes to Financial Statements	87	December 31, 2009

Portfolio of Investments (Note 10)

Forward Tactical Growth Fund

Shares		Value (Note 2)

EXCHANGE TRADED FUNDS: 10.05%

536,500	iShares MSCI Emerging Markets Index Fund	$22,264,750

	Total Exchange Traded Funds (Cost $22,180,718)	22,264,750
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 73.15%

$162,031,217	Brown Brothers Harriman & Co. — Grand Cayman

	0.030%, due 01/04/10	162,031,217

	Total Short-Term Bank Debt Instruments (Cost $162,031,217)	162,031,217

	Total Investments: 83.20% (Cost $184,211,935)	184,295,967

	Net Other Assets and Liabilities: 16.80%	37,202,054

	Net Assets: 100.00%	$221,498,021

Percentages are stated as a percent of net assets.

FUTURES CONTRACTS

At December 31, 2009, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Dow Jones Industrial Average Mini e-CBOT Futures	Long	2,115	03/19/10	$109,609,875	$548,160
NASDAQ 100 E-Mini Futures	Long	1,184	03/19/10	44,015,200	(338,967)
				$153,625,075	$209,193

December 31, 2009	88	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 92.58%
Diversified: 6.26%

18,072	Vornado Realty Trust	$1,263,956

33,000	Washington Real Estate Investment Trust	909,150

		2,173,106

Health Care: 9.28%

25,000	HCP, Inc.	763,500

17,600	Health Care REIT, Inc.	780,032

30,000	LTC Properties, Inc.	802,500

20,000	Ventas, Inc.	874,800

		3,220,832

Hotels: 3.22%

4,300	Hospitality Properties Trust	101,953

87,085	Host Hotels & Resorts, Inc.	1,016,282

		1,118,235

Office: 24.47%

25,200	Alexandria Real Estate Equities, Inc.	1,620,108

35,000	AMB Property Corp.	894,250

28,615	Boston Properties, Inc.	1,919,208

58,000	Douglas Emmett, Inc.	826,500

33,000	EastGroup Properties, Inc.	1,263,240

43,067	Monmouth Real Estate Investment Corp., Class A	320,418

70,000	ProLogis	958,300

13,800	SL Green Realty Corp.	693,312

		8,495,336

Residential: 10.96%

61,000	American Campus Communities, Inc.	1,714,100

22,900	Associated Estates Realty Corp.	258,083

12,000	AvalonBay Communities, Inc.	985,320

20,000	Camden Property Trust	847,400

		3,804,903

Retail: 20.94%

15,000	Federal Realty Investment Trust	1,015,800

18,500	Getty Realty Corp.	435,305

31,100	National Retail Properties, Inc.	659,942

8,600	Realty Income Corp.	222,826

40,247	Simon Property Group, Inc.	3,211,711

20,900	Tanger Factory Outlet Centers, Inc.	814,891

46,000	Weingarten Realty Investors, Inc.	910,340

		7,270,815

Shares		Value (Note 2)

Self Storage: 6.64%

21,400	Public Storage, Inc.	$1,743,030

15,700	Sovran Self Storage, Inc.	560,961

		2,303,991

Specialty: 10.81%

30,900	Digital Realty Trust, Inc.	1,553,652

22,200	Entertainment Properties Trust	782,994

17,700	Plum Creek Timber Co., Inc.	668,352

23,400	Potlatch Corp.	745,992

		3,750,990

	Total Common Stocks (Cost $23,744,019)	32,138,208
Principal Amount

CORPORATE BOND: 1.81%
Retail: 1.81%

$500,000	Simon Property Group LP, Sr. Unsec. Notes

	10.350%, 04/01/19	629,026

	Total Corporate Bond (Cost $490,446)	629,026
Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 5.58%

$1,936,009	Citibank - New York

	0.030%, due 01/04/10	1,936,009

	Total Short-Term Bank Debt Instruments (Cost $1,936,009)	1,936,009

	Total Investments: 99.97% (Cost $26,170,474)	34,703,243

	Net Other Assets and Liabilities: 0.03%	10,276

	Net Assets: 100.00%	$34,713,519

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Sr.—Senior

Unsec.—Unsecured

See Notes to Financial Statements	89	December 31, 2009

Statement of Assets and Liabilities

	FORWARD EMERGING MARKETS FUND	FORWARD INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at value	$327,031,807	$5,139,305
Foreign currency, at value (Cost $2,644,358 and $1,183, respectively)	2,660,239	1,183
Deposit with broker for futures contracts	965,502	—
Variation margin receivable	20,703	—
Receivable for investments sold	0	43,008
Receivable for shares sold	2,553,961	47,317
Receivable due from advisor	0	4,540
Interest and dividends receivable	280,139	26,984
Other assets	414,478	56,441

Total Assets	333,926,829	5,318,778

LIABILITIES:
Payable for investments purchased	0	1,200
Payable for shares redeemed	2,603,470	47,317
Payable to advisor	270,621	0
Payable for distribution and service fees	11,946	1,756
Payable to trustees	2,938	497
Payable for chief compliance officer fee	1,337	134
Payable to ReFlow (Note 2)	14,197	372
Accrued expenses and other liabilities	53,473	30,631

Total Liabilities	2,957,982	81,907

NET ASSETS	$330,968,847	$5,236,871

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$289,575,485	$37,978,733
Accumulated net investment income/(loss)	(1,326,140)	167,957
Accumulated net realized loss on investments, futures contracts, option contracts and foreign currency transactions	(36,755,362)	(34,172,873)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	79,474,864	1,263,054

TOTAL NET ASSETS	$330,968,847	$5,236,871

INVESTMENTS, AT COST	$247,596,842	$3,878,114

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$21.47	$8.48
Net Assets	$39,863,513	$4,953,901
Shares of beneficial interest outstanding	1,856,739	584,441
Institutional Class:
Net Asset Value, offering and redemption price per share	$21.76	$7.23
Net Assets	$291,105,334	$282,970
Shares of beneficial interest outstanding	13,380,750	39,130

December 31, 2009	90	See Notes to Financial Statements

`

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
ASSETS:
Investments, at value	$534,040,544	$14,755,280
Receivable for investments sold	3,679,385	0
Receivable for shares sold	506,411	2,943
Interest and dividends receivable	924,789	17,764
Other assets	89,431	8,010

Total Assets	539,240,560	14,783,997

LIABILITIES:
Payable for investments purchased	4,020,350	0
Payable for shares redeemed	400,895	2,943
Payable to advisor	457,921	4,040
Payable for distribution and service fees	35,713	6,541
Payable to trustees	283	565
Payable for chief compliance officer fee	3,018	62
Payable to ReFlow (Note 2)	0	363
Accrued expenses and other liabilities	90,725	18,495

Total Liabilities	5,008,905	33,009

NET ASSETS	$534,231,655	$14,750,988

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$767,679,828	$17,039,984
Accumulated net investment income/(loss)	(1,252,689)	324
Accumulated net realized loss on investments and foreign currency transactions	(297,076,660)	(4,361,601)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	64,881,176	2,072,281

TOTAL NET ASSETS	$534,231,655	$14,750,988

INVESTMENTS, AT COST	$469,142,726	$12,682,999

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.15	—
Net Assets	$101,110,056	—
Shares of beneficial interest outstanding	8,318,773	—
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.16	$9.04
Net Assets	$431,874,905	$990,080
Shares of beneficial interest outstanding	35,515,771	109,527
Class A:
Net Asset Value, offering and redemption price per share	$12.16	$9.17
Net Assets	$1,246,694	$13,760,908
Shares of beneficial interest outstanding	102,541	1,500,529
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.90	$9.73

See Notes to Financial Statements	91	December 31, 2009

Statement of Assets and Liabilities

	FORWARD BANKING AND FINANCE FUND	FORWARD GROWTH FUND
ASSETS:
Investments, at value	$39,522,845	$100,267,440
Receivable for investments sold	127,582	777,018
Receivable for shares sold	2,892	49,448
Interest and dividends receivable	62,158	28,191
Other assets	7,605	15,890

Total Assets	39,723,082	101,137,987

LIABILITIES:
Payable for investments purchased	0	168,598
Payable for shares redeemed	41,639	49,448
Payable to advisor	33,551	44,713
Payable for distribution and service fees	23,005	18,919
Payable to trustees	3,340	583
Payable for chief compliance officer fee	181	530
Payable to ReFlow (Note 2)	163	889
Accrued expenses and other liabilities	38,584	31,557

Total Liabilities	140,463	315,237

NET ASSETS	$39,582,619	$100,822,750

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$53,756,557	$104,025,242
Accumulated net realized loss on investments	(17,435,105)	(27,897,229)
Net unrealized appreciation on investments	3,261,167	24,694,737

TOTAL NET ASSETS	$39,582,619	$100,822,750

INVESTMENTS, AT COST	$36,261,678	$75,572,703

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	—	$10.68
Net Assets	—	$47,090,854
Shares of beneficial interest outstanding	—	4,409,083
Class A:
Net Asset Value, offering and redemption price per share	$13.62	$10.63
Net Assets	$22,675,344	$51,177,149
Shares of beneficial interest outstanding	1,665,369	4,814,926
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.45	$11.28
Class C:
Net Asset Value, offering and redemption price per share	$12.77	$9.92
Net Assets	$16,907,275	$2,554,747
Shares of beneficial interest outstanding	1,324,039	257,562

December 31, 2009	92	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD LEGATO FUND	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
ASSETS:
Investments, at value	$12,327,197	$136,417,214
Receivable for investments sold	22,061	0
Receivable for shares sold	0	7,503
Interest and dividends receivable	5,205	1,775,964
Other assets	25,020	21,393

Total Assets	12,379,483	138,222,074

LIABILITIES:
Securities sold short (Proceeds $0 and $36,599,888, respectively)	—	36,075,434
Payable to broker for securities sold short	—	31,593,756
Payable for interest on short sales	—	244,180
Payable for investments purchased	66,443	0
Payable for shares redeemed	3,340	0
Payable to advisor	6,946	47,468
Payable for distribution and service fees	3,784	21,593
Payable to trustees	160	175
Payable for chief compliance officer fee	53	333
Accrued expenses and other liabilities	17,920	32,257

Total Liabilities	98,646	68,015,196

NET ASSETS	$12,280,837	$70,206,878

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$10,895,744	$65,067,257
Accumulated net investment income	0	32,524
Accumulated net realized loss on investments and securities sold short	(669,269)	(527,608)
Net unrealized appreciation on investments and securities sold short	2,054,362	5,634,705

TOTAL NET ASSETS	$12,280,837	$70,206,878

INVESTMENTS, AT COST	$10,272,835	$131,306,963

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.10	$8.08
Net Assets	$1,145,002	$61,043,140
Shares of beneficial interest outstanding	113,404	7,551,376
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.17	$8.03
Net Assets	$3,686,102	$4,786,658
Shares of beneficial interest outstanding	362,410	595,849
Class A:
Net Asset Value, offering and redemption price per share	$10.08	—
Net Assets	$7,449,733	—
Shares of beneficial interest outstanding	739,138	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.69	—
Class C:
Net Asset Value, offering and redemption price per share	—	$8.10
Net Assets	—	$4,377,080
Shares of beneficial interest outstanding	—	540,584

See Notes to Financial Statements	93	December 31, 2009

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL FIXED INCOME FUND	FORWARD TACTICAL GROWTH FUND
ASSETS:
Investments, at value	$25,783,524	$184,295,967
Foreign currency, at value (Cost $108,558 and $0, respectively)	107,268	0
Due from broker for futures contracts	63,449	36,088,385
Unrealized gain on forward contracts	36,992	—
Variation margin receivable	—	209,193
Receivable for shares sold	0	1,635,075
Receivable due from advisor	2,972	0
Interest and dividends receivable	508,642	6,324
Other assets	16,647	34,563

Total Assets	26,519,494	222,269,507

LIABILITIES:
Unrealized loss on forward contracts	34,008	—
Payable for investments purchased	0	413,645
Payable for shares redeemed	30	92,047
Payable to advisor	0	187,190
Payable for distribution and service fees	5,687	59,035
Payable to trustees	259	365
Payable for chief compliance officer fee	105	460
Accrued expenses and other liabilities	12,080	18,744

Total Liabilities	52,169	771,486

NET ASSETS	$26,467,325	$221,498,021

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$25,330,053	$221,637,781
Accumulated net investment income	6,896	0
Accumulated net realized loss on investments, futures contracts, option contracts and foreign currency transactions	(448,289)	(432,985)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	1,578,665	293,225

TOTAL NET ASSETS	$26,467,325	$221,498,021

INVESTMENTS, AT COST	$24,192,993	$184,211,935

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.60	$25.69
Net Assets	$5,766,048	$133,848,340
Shares of beneficial interest outstanding	543,875	5,209,317
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.55	$25.71
Net Assets	$16,256,761	$64,399,229
Shares of beneficial interest outstanding	1,541,409	2,505,004
Class C:
Net Asset Value, offering and redemption price per share	$10.66	$25.65
Net Assets	$4,444,516	$23,250,452
Shares of beneficial interest outstanding	417,101	906,390

December 31, 2009	94	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD REAL ESTATE FUND
ASSETS:
Investments, at value	$34,703,243
Receivable for shares sold	11,518
Interest and dividends receivable	121,007
Other assets	33,828

Total Assets	34,869,596

LIABILITIES:
Payable for shares redeemed	90,069
Payable to advisor	22,139
Payable for distribution and service fees	11,802
Payable to trustees	1,269
Payable for chief compliance officer fee	146
Accrued expenses and other liabilities	30,652

Total Liabilities	156,077

NET ASSETS	$34,713,519

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$40,514,341
Accumulated net investment income	30,244
Accumulated net realized loss on investments	(14,363,835)
Net unrealized appreciation on investments	8,532,769

TOTAL NET ASSETS	$34,713,519

INVESTMENTS, AT COST	$26,170,474

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.03
Net Assets	$22,198,634
Shares of beneficial interest outstanding	2,213,571
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.98
Net Assets	$583,425
Shares of beneficial interest outstanding	64,952
Class A:
Net Asset Value, offering and redemption price per share	$9.95
Net Assets	$9,038,862
Shares of beneficial interest outstanding	908,856
Maximum offering price per share (NAV/0.9425 based on maximum sales charge of 5.75% of the offering price)	$10.56
Class C:
Net Asset Value, offering and redemption price per share	$10.04
Net Assets	$2,892,598
Shares of beneficial interest outstanding	288,081

See Notes to Financial Statements	95	December 31, 2009

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD EMERGING MARKETS FUND	FORWARD INTERNATIONAL EQUITY FUND
INVESTMENT INCOME:
Interest	$58,211	$477
Dividends	3,633,347	807,978
Foreign taxes withheld	(361,518)	(88,026)

Total Investment Income	3,330,040	720,429

EXPENSES:
Investment advisory fee	2,370,103	145,595
Administration fee	132,048	21,989
Custodian fee	162,746	8,875
Legal and audit fee	73,493	20,420
Transfer agent fee	51,575	3,191
Trustees’ fees and expenses	13,074	1,300
Registration/filing fees	39,312	20,281
Reports to shareholder and printing fees	23,679	3,923
Distribution and service fees
Investor Class	84,370	30,497
Institutional Class	9,433	4,428
Chief compliance officer fee	12,775	1,700
ReFlow fees (Note 2)	14,688	4,412
Other	20,785	6,216

Total expenses before waiver	3,008,081	272,827
Less fees waived/reimbursed by investment advisor (Note 3)	(302,299)	(74,368)

Total net expenses	2,705,782	198,459

NET INVESTMENT INCOME:	624,258	521,970

Net realized gain/(loss) on investments	9,606,657	(5,664,492)
Net realized gain on futures contracts	2,852,062	—
Net realized loss on foreign currency transactions	(1,509,218)	(18,721)
Net realized loss on option contracts	(148,461)	—
Net change in unrealized appreciation on investments	96,749,403	9,645,979
Net change in unrealized appreciation on futures contracts	20,703	—
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	20,700	4,431

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	107,591,846	3,967,197

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,216,104	$4,489,167

December 31, 2009	96	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$5,609	$179
Dividends	12,212,588	277,118
Foreign taxes withheld	(932,650)	(1,011)

Total Investment Income	11,285,547	276,286

EXPENSES:
Investment advisory fee	4,815,952	103,794
Administration fee	348,441	12,332
Custodian fee	178,762	5,014
Legal and audit fee	108,663	27,651
Transfer agent fee	242,328	3,970
Trustees’ fees and expenses	21,542	605
Registration/filing fees	67,702	33,051
Reports to shareholder and printing fees	35,938	904
Distribution and service fees
Investor Class	402,104	—
Institutional Class	—	1,351
Class A	6,835	56,501
Repayment of reimbursed expenses (Note 3)	11,436	—
Chief compliance officer fee	40,617	1,082
ReFlow fees (Note 2)	34,433	2,313
Other	89,517	3,089

Total expenses before waiver	6,404,270	251,657
Less fees waived/reimbursed by investment advisor (Note 3)	—	(71,860)

Total net expenses	6,404,270	179,797

NET INVESTMENT INCOME:	4,881,277	96,489

Net realized loss on investments	(73,553,952)	(1,647,022)
Net realized loss on foreign currency transactions	(5,286,122)	—
Net change in unrealized appreciation on investments	203,620,122	4,231,764
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(5,613)	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	124,774,435	2,584,742

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,655,712	$2,681,231

See Notes to Financial Statements	97	December 31, 2009

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD BANKING AND FINANCE FUND	FORWARD GROWTH FUND
INVESTMENT INCOME:
Interest	$145	$1,028
Dividends	1,055,835	256,394

Total Investment Income	1,055,980	257,422

EXPENSES:
Investment advisory fee	521,308	741,073
Administration fee	40,300	72,526
Custodian fee	6,231	14,008
Legal and audit fee	21,338	35,971
Transfer agent fee	99,278	78,395
Trustees’ fees and expenses	3,014	6,709
Registration/filing fees	28,857	20,568
Reports to shareholder and printing fees	28,016	32,754
Distribution and service fees
Institutional Class	—	11,299
Class A	134,220	207,700
Class C	184,964	23,601
Chief compliance officer fee	4,670	8,479
ReFlow fees (Note 2)	7,214	889
Other	13,862	14,981

Total expenses before waiver	1,093,272	1,268,953
Less fees waived/reimbursed by investment advisor (Note 3)	—	(92,999)

Total net expenses	1,093,272	1,175,954

NET INVESTMENT LOSS:	(37,292)	(918,532)

Net realized loss on investments	(14,677,799)	(6,439,980)
Net change in unrealized appreciation on investments	6,228,000	35,854,960

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(8,449,799)	29,414,980

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,487,091)	$28,496,448

December 31, 2009	98	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD LEGATO FUND	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
INVESTMENT INCOME:
Interest	$104	$5,256,791
Dividends	86,713	1,891
Foreign taxes withheld	(492)	0

Total Investment Income	86,325	5,258,682

EXPENSES:
Investment advisory fee	87,199	753,937
Interest on short sales	—	957,140
Administration fee	11,152	36,375
Custodian fee	14,723	22,844
Legal and audit fee	18,491	34,849
Transfer agent fee	3,158	12,323
Trustees’ fees and expenses	542	2,828
Registration/filing fees	5,767	31,623
Reports to shareholder and printing fees	1,858	8,131
Distribution and service fees
Investor Class	5,321	180,713
Institutional Class	—	1,112
Class A	27,193	—
Class C	—	12,221
Chief compliance officer fee	382	3,266
Other	3,871	10,700

Total expenses before waiver	179,657	2,068,062
Less fees waived/reimbursed by investment advisor (Note 3)	(34,698)	(143,240)

Total net expenses	144,959	1,924,822

NET INVESTMENT INCOME/(LOSS):	(58,634)	3,333,860

Net realized gain/(loss) on investments	(398,397)	3,327,538
Net realized gain on securities sold short	—	252,157
Net change in unrealized appreciation on investments and securities sold short	2,861,117	8,298,948

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	2,462,720	11,878,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,404,086	$15,212,503

See Notes to Financial Statements	99	December 31, 2009

Statement of Operations

	FORWARD INTERNATIONAL FIXED INCOME FUND	FORWARD TACTICAL GROWTH FUND(a)
	For the Year Ended December 31, 2009	For the Period Ended December 31, 2009
INVESTMENT INCOME:
Interest	$1,446,229	$5,345
Dividends	0	185,861

Total Investment Income	1,446,229	191,206

EXPENSES:
Investment advisory fee	172,642	371,235
Administration fee	35,636	14,787
Custodian fee	20,080	665
Legal and audit fee	21,225	18,407
Transfer agent fee	4,985	2,602
Trustees’ fees and expenses	406	1,997
Registration/filing fees	13,271	6,679
Reports to shareholder and printing fees	88	2,777
Distribution and service fees
Investor Class	16,121	88,559
Institutional Class	0	2,181
Class A	583	—
Class C	27,114	31,964
Chief compliance officer fee	1,086	1,186
ReFlow fees (Note 2)	1,787	0
Other	3,611	5,451

Total expenses before waiver	318,635	548,490
Less fees waived/reimbursed by investment advisor (Note 3)	(35,552)	(2,845)

Total net expenses	283,083	545,645

NET INVESTMENT INCOME:	1,163,146	(354,439)

Net realized gain/(loss) on investments	49,646	(1,521,372)
Net realized gain on futures contracts	20,611	1,088,387
Net realized loss on foreign currency transactions	(149,145)	—
Net realized loss on option contracts	(5,436)	—
Net change in unrealized appreciation on investments	2,910,268	84,032
Net change in unrealized appreciation/(depreciation) on futures contracts	(48,528)	209,193
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	55,181	—

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	2,832,597	(139,760)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,995,743	$(494,199)

(a) The Forward Tactical Growth Fund commenced operations on September 14, 2009.

December 31, 2009	100	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2009

FORWARD REAL ESTATE FUND
INVESTMENT INCOME:
Interest	$44,506
Dividends	933,414

Total Investment Income	977,920

EXPENSES:
Investment advisory fee	216,801
Administration fee	22,109
Custodian fee	2,449
Legal and audit fee	16,926
Transfer agent fee	26,266
Trustees’ fees and expenses	2,509
Registration/filing fees	27,102
Reports to shareholder and printing fees	10,741
Distribution and service fees
Investor Class	66,769
Class A	12,426
Class C	15,018
Chief compliance officer fee	1,795
ReFlow fees (Note 2)	796
Other	12,269

Total expenses before waiver	433,976
Less fees waived/reimbursed by investment advisor (Note 3)	(11,890)

Total net expenses	422,086

NET INVESTMENT INCOME:	555,834

Net realized loss on investments	(7,042,492)
Net change in unrealized appreciation on investments	13,523,072

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,480,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,036,414

See Notes to Financial Statements	101	December 31, 2009

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008(b)
OPERATIONS:
Net investment income	$624,258	$1,733,991
Net realized gain/(loss) on investments	9,606,657	(40,161,514)
Net realized gain on futures contracts	2,852,062	—
Net realized loss on foreign currency	(1,509,218)	(6,900,594)
Net realized loss on option contracts	(148,461)	(687,069)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency translations	96,790,806	(43,681,998)

Net increase/(decrease) in net assets resulting from operations	108,216,104	(89,697,184)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investments income
Investor Class	(294,690)	—
Institutional Class	(2,505,304)	—
From net realized gains on investments
Investor Class	—	(497,109)
Institutional Class	—	(1,691,028)
Class A	—	(51,135)

Total distributions	(2,799,994)	(2,239,272)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	27,438,220	48,077,312
Issued to shareholders in reinvestment of distributions	221,594	423,654
Cost of shares redeemed	(13,651,692)	(38,542,475)

Net increase from share transactions	14,008,122	9,958,491

Institutional Class
Proceeds from sale of shares	188,908,096	101,074,043
Issued to shareholders in reinvestment of distributions	2,284,804	1,629,348
Cost of shares redeemed	(43,318,452)	(45,320,845)

Net increase from share transactions	147,874,448	57,382,546

Class A
Proceeds from sale of shares	—	3,392,282
Issued to shareholders in reinvestment of distributions	—	23
Cost of shares redeemed	(1,963,380)	—

Net increase/(decrease) from share transactions	(1,963,380)	3,392,305

Net increase/(decrease) in net assets	$265,335,300	$(21,203,114)

NET ASSETS:
Beginning of period	65,633,547	86,836,661

End of period (including accumulated net investment income/(loss) of $(1,326,140) and $1,107,858, respectively)	$330,968,847	$65,633,547

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,466,036	2,398,469
Distributions reinvested	10,428	37,098
Redeemed	(806,693)	(2,125,624)

Net increase in shares outstanding	669,771	309,943

Institutional Class
Sold	11,651,899	4,471,096
Distributions reinvested	106,171	141,314
Redeemed	(2,370,867)	(2,776,018)

Net increase in shares outstanding	9,387,203	1,836,392

Class A
Sold	—	124,385
Distributions reinvested	—	2
Redeemed	(124,387)	—

Net increase/(decrease) in shares outstanding	(124,387)	124,387

(a) The Forward Emerging Markets Fund closed Class A shares on June 16, 2009.

(b) The Forward Emerging Markets Fund began offering Class A shares on May 1, 2008.

December 31, 2009	102	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$521,970	$1,537,840
Net realized loss on investments	(5,664,492)	(29,366,734)
Net realized gain/(loss) on foreign currency	(18,721)	943,460
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	9,650,410	(14,946,565)

Net increase/(decrease) in net assets resulting from operations	4,489,167	(41,831,999)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(1,390,315)	(170,234)
Institutional Class	(109,686)	(229,473)
From net realized gains on investments
Investor Class	—	(623,338)
Institutional Class	—	(427,661)

Total distributions	(1,500,001)	(1,450,706)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	3,786,596	20,515,985
Issued to shareholders in reinvestment of distributions	1,336,683	731,698
Cost of shares redeemed	(13,282,720)	(41,486,858)

Net decrease from share transactions	(8,159,441)	(20,239,175)

Institutional Class
Proceeds from sale of shares	2,507,670	13,946,653
Issued to shareholders in reinvestment of distributions	105,482	446,724
Cost of shares redeemed	(17,736,412)	(8,145,275)

Net increase/(decrease) from share transactions	(15,123,260)	6,248,102

Net decrease in net assets	$(20,293,535)	$(57,273,778)

NET ASSETS:
Beginning of period	25,530,406	82,804,184

End of period (including accumulated net investment income of $167,957 and $1,161,779, respectively)	$5,236,871	$25,530,406

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	394,370	1,444,798
Distributions reinvested	158,000	90,754
Redeemed	(1,416,056)	(3,165,583)

Net decrease in shares outstanding	(863,686)	(1,630,031)

Institutional Class
Sold	281,323	947,387
Distributions reinvested	14,610	53,002
Redeemed	(1,768,453)	(677,743)

Net increase/(decrease) in shares outstanding	(1,472,520)	322,646

See Notes to Financial Statements	103	December 31, 2009

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$4,881,277	$7,848,444
Net realized loss on investments	(73,553,952)	(247,501,529)
Net realized gain/(loss) on foreign currency	(5,286,122)	31,692,032
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	203,614,509	(202,937,591)

Net increase/(decrease) in net assets resulting from operations	129,655,712	(410,898,644)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(891,501)	(1,417,012)
Institutional Class	(5,479,378)	(6,145,182)
Class A	(9,122)	(26,235)

Total distributions	(6,380,001)	(7,588,429)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	50,927,084	70,851,866
Issued to shareholders in reinvestment of distributions	858,448	1,366,845
Cost of shares redeemed	(84,981,445)	(129,678,822)

Net decrease from share transactions	(33,195,913)	(57,460,111)

Institutional Class
Proceeds from sale of shares	146,315,725	281,962,191
Issued to shareholders in reinvestment of distributions	4,819,702	5,136,577
Cost of shares redeemed	(146,597,389)	(275,322,661)

Net increase from share transactions	4,538,038	11,776,107

Class A
Proceeds from sale of shares	299,965	957,045
Issued to shareholders in reinvestment of distributions	8,840	14,106
Cost of shares redeemed	(1,332,039)	(2,462,159)

Net decrease from share transactions	(1,023,234)	(1,491,008)

Net increase/(decrease) in net assets	$93,594,602	$(465,662,085)

NET ASSETS:
Beginning of period	440,637,053	906,299,138

End of period (including accumulated net investment loss of $(1,252,689) and $(102,473), respectively)	$534,231,655	$440,637,053

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,624,239	5,249,108
Distributions reinvested	70,654	142,380
Redeemed	(7,807,539)	(9,181,238)

Net decrease in shares outstanding	(3,112,646)	(3,789,750)

Institutional Class
Sold	14,110,103	20,319,993
Distributions reinvested	396,683	534,464
Redeemed	(13,650,105)	(20,776,202)

Net increase in shares outstanding	856,681	78,255

Class A
Sold	28,709	68,901
Distributions reinvested	728	1,469
Redeemed	(138,155)	(171,280)

Net decrease in shares outstanding	(108,718)	(100,910)

December 31, 2009	104	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LARGE CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$96,489	$102,939
Net realized loss on investments	(1,647,022)	(2,309,011)
Net change in unrealized appreciation/(depreciation) on investments	4,231,764	(4,868,740)

Net increase/(decrease) in net assets resulting from operations	2,681,231	(7,074,812)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(22,709)	(55,347)
Class A	(78,291)	(43,420)

Total distributions	(101,000)	(98,767)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	2,463,495	1,624,583
Issued to shareholders in reinvestment of distributions	6,333	54,922
Cost of shares redeemed	(6,834,974)	(693,584)

Net increase/(decrease) from share transactions	(4,365,146)	985,921

Class A
Proceeds from sale of shares	4,654,739	1,048,433
Issued to shareholders in reinvestment of distributions	25,849	3,391
Cost of shares redeemed	(1,262,893)	(720,069)

Net increase from share transactions	3,417,695	331,755

Net increase/(decrease) in net assets	$1,632,780	$(5,855,903)

NET ASSETS:
Beginning of period	13,118,208	18,974,111

End of period (including accumulated net investment income of $324 and $4,728, respectively)	$14,750,988	$13,118,208

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	306,327	166,648
Distributions reinvested	694	7,483
Redeemed	(871,376)	(73,603)

Net increase/(decrease) in shares outstanding	(564,355)	100,528

Class A
Sold	556,087	100,627
Distributions reinvested	2,792	461
Redeemed	(145,588)	(68,513)

Net increase in shares outstanding	413,291	32,575

See Notes to Financial Statements	105	December 31, 2009

Statement of Changes in Net Assets

	FORWARD BANKING AND FINANCE FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income/(loss)	$(37,292)	$120,504
Net realized loss on investments	(14,677,799)	(2,632,584)
Net change in unrealized appreciation/(depreciation) on investments	6,228,000	(19,830,148)

Net decrease in net assets resulting from operations	(8,487,091)	(22,342,228)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(55,503)	(65,001)

Total distributions	(55,503)	(65,001)

SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares	8,861,769	22,315,439
Issued to shareholders in reinvestment of distributions	44,922	59,837
Cost of shares redeemed	(29,053,614)	(24,266,433)

Net decrease from share transactions	(20,146,923)	(1,891,157)

Class C
Proceeds from sale of shares	1,272,179	2,349,015
Cost of shares redeemed	(4,945,337)	(12,106,499)

Net decrease from share transactions	(3,673,158)	(9,757,484)

Net decrease in net assets	$(32,362,675)	$(34,055,870)

NET ASSETS:
Beginning of period	71,945,294	106,001,164

End of period (including accumulated net investment income of $0 and $55,503, respectively)	$39,582,619	$71,945,294

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	675,542	1,278,789
Distributions reinvested	3,281	3,973
Redeemed	(2,162,071)	(1,426,050)

Net decrease in shares outstanding	(1,483,248)	(143,288)

Class C
Sold	103,550	139,929
Redeemed	(397,074)	(750,885)

Net decrease in shares outstanding	(293,524)	(610,956)

December 31, 2009	106	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)
OPERATIONS:
Net investment loss	$(918,532)	$(1,376,533)
Net realized loss on investments	(6,439,980)	(21,273,185)
Net change in unrealized appreciation/(depreciation) on investments	35,854,960	(40,127,748)

Net increase/(decrease) in net assets resulting from operations	28,496,448	(62,777,466)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Institutional Class	—	(4,349)
Class A	—	(475,676)
Class C	—	(13,986)

Total distributions	—	(494,011)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	40,250,335	1,019,714
Cost of shares redeemed	(4,916,873)	43

Net increase from share transactions	35,333,462	1,019,757

Class A
Proceeds from sale of shares	6,522,947	24,360,528
Issued to shareholders in reinvestment of distributions	—	273,241
Cost of shares redeemed	(65,033,422)	(45,006,109)

Net decrease from share transactions	(58,510,475)	(20,372,340)

Class C
Proceeds from sale of shares	61,366	95,603
Issued to shareholders in reinvestment of distributions	—	12,168
Cost of shares redeemed	(764,316)	(3,889,282)

Net decrease from share transactions	(702,950)	(3,781,511)

Net increase/(decrease) in net assets	$4,616,485	$(86,405,571)

NET ASSETS:
Beginning of period	96,206,265	182,611,836

End of period (including accumulated net investment income of $0 and $0, respectively)	$100,822,750	$96,206,265

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	4,906,550	113,387
Redeemed	(610,860)	6

Net increase in shares outstanding	4,295,690	113,393

Class A
Sold	761,947	2,342,162
Distributions reinvested	—	36,287
Redeemed	(7,547,637)	(4,447,058)

Net decrease in shares outstanding	(6,785,690)	(2,068,609)

Class C
Sold	6,554	9,682
Distributions reinvested	—	1,724
Redeemed	(99,016)	(375,915)

Net decrease in shares outstanding	(92,462)	(364,509)

(a) The Forward Growth Fund began offering Institutional Class shares on October 21, 2008.

See Notes to Financial Statements	107	December 31, 2009

Statement of Changes in Net Assets

	FORWARD LEGATO FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)
OPERATIONS:
Net investment loss	$(58,634)	$(26,195)
Net realized loss on investments	(398,397)	(201,390)
Net change in unrealized appreciation/(depreciation) on investments	2,861,117	(1,993,588)

Net increase/(decrease) in net assets resulting from operations	2,404,086	(2,221,173)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(1,656)	(27,604)
Institutional Class	(5,397)	(65,521)
Class A	(10,821)	(56,875)

Total distributions	(17,874)	(150,000)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	873,386	1,014,731
Issued to shareholders in reinvestment of distributions	19	94
Cost of shares redeemed	(989,557)	(5,587)

Net increase/(decrease) from share transactions	(116,152)	1,009,238

Institutional Class
Proceeds from sale of shares	987,146	3,006,694
Cost of shares redeemed	(108,955)	(250)

Net increase from share transactions	878,191	3,006,444

Class A
Proceeds from sale of shares	4,546,091	347,120
Issued to shareholders in reinvestment of distributions	7,372	2,396
Cost of shares redeemed	(662,204)	(4,046,811)

Net increase/(decrease) from share transactions	3,891,259	(3,697,295)

Net increase/(decrease) in net assets	$7,039,510	$(2,052,786)

NET ASSETS:
Beginning of period	5,241,327	7,294,113

End of period (including accumulated net investment income of $0 and $0, respectively)	$12,280,837	$5,241,327

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	107,347	113,951
Distributions reinvested	2	13
Redeemed	(107,229)	(680)

Net increase in shares outstanding	120	113,284

Institutional Class
Sold	106,546	267,008
Redeemed	(11,113)	(31)

Net increase in shares outstanding	95,433	266,977

Class A
Sold	537,022	44,644
Distributions reinvested	762	320
Redeemed	(73,133)	(382,481)

Net increase/(decrease) in shares outstanding	464,651	(337,517)

(a) The Forward Legato Fund began offering Institutional Class shares on May 1, 2008 and began offering Investor Class shares on October 21, 2008.

December 31, 2009	108	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008(a)
OPERATIONS:
Net investment income	$3,333,860	$1,102,404
Net realized gain/(loss) on investments	3,327,538	(2,652,881)
Net realized gain on securities sold short	252,157	270,154
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	8,298,948	(2,100,571)

Net increase/(decrease) in net assets resulting from operations	15,212,503	(3,380,894)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(2,817,423)	(554,885)
Institutional Class	(222,369)	(82,856)
Class A	—	(624,827)
Class C	(156,836)	—

Total distributions	(3,196,628)	(1,262,568)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	143,399,075	14,478,375
Issued to shareholders in reinvestment of distributions	2,487,272	91,203
Cost of shares redeemed	(109,014,820)	(62,953)

Net increase from share transactions	36,871,527	14,506,625

Institutional Class
Proceeds from sale of shares	12,300,305	1,035,566
Issued to shareholders in reinvestment of distributions	137,081	—
Cost of shares redeemed	(8,800,725)	—

Net increase from share transactions	3,636,661	1,035,566

Class A
Proceeds from sale of shares	—	4,633,524
Issued to shareholders in reinvestment of distributions	—	171,011
Cost of shares redeemed	—	(15,918,350)

Net decrease from share transactions	—	(11,113,815)

Class C
Proceeds from sale of shares	4,504,094	—
Issued to shareholders in reinvestment of distributions	16,609	—
Cost of shares redeemed	(497,988)	—

Net increase from share transactions	4,022,715	—

Net increase/(decrease) in net assets	$56,546,778	$(215,086)

NET ASSETS:
Beginning of period	13,660,100	13,875,186

End of period (including accumulated net investment income of $32,524 and $0, respectively)	$70,206,878	$13,660,100

Other Information:
Investor Class
Sold	18,906,236	2,199,076
Distributions reinvested	324,480	15,698
Redeemed	(13,883,730)	(10,384)

Net increase in shares outstanding	5,346,986	2,204,390

Institutional Class
Sold	1,558,600	136,601
Distributions reinvested	17,729	—
Redeemed	(1,117,081)	—

Net increase in shares outstanding	459,248	136,601

Class A
Sold	—	640,628
Distributions reinvested	—	24,651
Redeemed	—	(2,396,216)

Net decrease in shares outstanding	—	(1,730,937)

Class C
Sold	601,687	—
Distributions reinvested	2,047	—
Redeemed	(63,150)	—

Net increase in shares outstanding	540,584	—

(a) The Forward Long/Short Credit Analysis Fund began offering Investor Class and Institutional Class shares on May 1, 2008. The Forward Long/Short Credit Analysis Fund closed and liquidated Class A shares effective November 21, 2008.

(b) The Forward Long/Short Credit Analysis Fund began offering Class C shares on June 3, 2009.

See Notes to Financial Statements	109	December 31, 2009

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL FIXED INCOME FUND
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$1,163,146	$1,070,384
Net realized gain/(loss) on investments	49,646	(658,858)
Net realized gain on futures contracts	20,611	142,155
Net realized loss on foreign currency	(149,145)	(69,841)
Net realized loss on option contracts	(5,436)	—
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency translations	2,916,921	(1,741,231)

Net increase/(decrease) in net assets resulting from operations	3,995,743	(1,257,391)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(205,984)	(205,396)
Institutional Class	(580,542)	(606,688)
Class A	(46,389)	(173,944)
Class C	(139,718)	(145,867)

Total distributions	(972,633)	(1,131,895)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,896,516	1,497,538
Issued to shareholders in reinvestment of distributions	45,535	31,261
Cost of shares redeemed	(1,984,476)	(285,167)

Net increase/(decrease) from share transactions	(42,425)	1,243,632

Institutional Class
Proceeds from sale of shares	2,201,305	1,629
Issued to shareholders in reinvestment of distributions	383,877	427,603
Cost of shares redeemed	(105,530)	—

Net increase from share transactions	2,479,652	429,232

Class A
Proceeds from sale of shares	1,203	102,954
Issued to shareholders in reinvestment of distributions	1,177	1,733
Cost of shares redeemed	(4,019,239)	—

Net increase/(decrease) from share transactions	(4,016,859)	104,687

Class C
Proceeds from sale of shares	23,000	—
Issued to shareholders in reinvestment of distributions	228	—

Net increase from share transactions	23,228	—

Net increase/(decrease) in net assets	$1,466,706	$(611,735)

NET ASSETS:
Beginning of period	25,000,619	25,612,354

End of period (including accumulated net investment income/(loss) of $6,896 and $(125,373), respectively)	$26,467,325	$25,000,619

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	196,588	149,769
Distributions reinvested	4,649	3,204
Redeemed	(202,642)	(29,365)

Net increase/(decrease) in shares outstanding	(1,405)	123,608

Institutional Class
Sold	207,499	163
Distributions reinvested	39,239	42,789
Redeemed	(9,942)	—

Net increase in shares outstanding	236,796	42,952

Class A
Sold	134	10,540
Distributions reinvested	134	180
Redeemed	(425,988)	—

Net increase/(decrease) in shares outstanding	(425,720)	10,720

Class C
Sold	2,080	—
Distributions reinvested	21	—

Net increase in shares outstanding	2,101	—

(a) The Forward International Fixed Income Fund closed and liquidated Class A shares effective June 9, 2009.

December 31, 2009	110	See Notes to Financial Statements

Statement of Changes in Net Assets

FORWARD TACTICAL GROWTH FUND
PERIOD ENDED DECEMBER 31, 2009(a)
OPERATIONS:
Net investment loss	$(354,439)
Net realized loss on investments	(1,521,372)
Net realized gain on futures contracts	1,088,387
Net change in unrealized appreciation on investments and futures contracts	293,225

Net decrease in net assets resulting from operations	(494,199)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	137,158,596
Cost of shares redeemed	(3,030,872)

Net increase from share transactions	134,127,724

Institutional Class
Proceeds from sale of shares	65,681,575
Cost of shares redeemed	(1,098,745)

Net increase from share transactions	64,582,830

Class C
Proceeds from sale of shares	23,691,114
Cost of shares redeemed	(409,448)

Net increase from share transactions	23,281,666

Net increase in net assets	$221,498,021

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $0)	$221,498,021

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,327,342
Redeemed	(118,025)

Net increase in shares outstanding	5,209,317

Institutional Class
Sold	2,547,611
Redeemed	(42,607)

Net increase in shares outstanding	2,505,004

Class C
Sold	922,271
Redeemed	(15,881)

Net increase in shares outstanding	906,390

(a) The Forward Tactical Growth Fund commenced operations on September 14, 2009.

See Notes to Financial Statements	111	December 31, 2009

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008(a)
OPERATIONS:
Net investment income	$555,834	$565,439
Net realized loss on investments	(7,042,492)	(420,559)
Net change in unrealized appreciation/(depreciation) on investments	13,523,072	(14,474,695)

Net increase/(decrease) in net assets resulting from operations	7,036,414	(14,329,815)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class
From net investment income
Investor Class	(344,157)	(459,629)
Institutional Class	(47,017)	(174,696)
Class A	(189,820)	—
Class C	(19,110)	—
From net realized gains on investments
Investor Class	—	(231,392)
Institutional Class	—	(41,731)
From return of capital
Investor Class	—	(36,406)
Institutional Class	—	(13,838)

Total distributions	(600,104)	(957,692)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	7,040,175	11,475,602
Issued to shareholders in reinvestment of distributions	340,393	551,574
Cost of shares redeemed	(7,791,631)	(19,940,706)

Net decrease from share transactions	(411,063)	(7,913,530)

Institutional Class
Proceeds from sale of shares	474,912	7,012,311
Issued to shareholders in reinvestment of distributions	46,031	37,976
Cost of shares redeemed	(3,935,602)	—
Acquisition (Note 11)	798,443	—

Net increase/(decrease) from share transactions	(2,616,216)	7,050,287

Class A
Proceeds from sale of shares	284,782	—
Issued to shareholders in reinvestment of distributions	149,671	—
Cost of shares redeemed	(2,874,638)	—
Acquisition (Note 11)	8,841,951	—

Net increase from share transactions	6,401,766	—

Class C
Proceeds from sale of shares	44,006	—
Issued to shareholders in reinvestment of distributions	16,381	—
Cost of shares redeemed	(512,436)	—
Acquisition (Note 11)	2,543,047	—

Net increase from share transactions	2,090,998	—

Net increase/(decrease) in net assets	$11,901,795	$(16,150,750)

NET ASSETS:
Beginning of period	22,811,724	38,962,474

End of period (including accumulated net investment income of $30,244 and $73,459, respectively)	$34,713,519	$22,811,724

December 31, 2009	112	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND (Continued)
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	895,970	1,054,141
Distributions reinvested	42,057	57,901
Redeemed	(1,009,024)	(1,551,197)

Net decrease in shares outstanding	(70,997)	(439,155)

Institutional Class
Sold	58,070	455,763
Distributions reinvested	6,862	4,845
Redeemed	(570,479)	—
Acquisition (Note 11)	109,891	—

Net increase/(decrease) in shares outstanding	(395,656)	460,608

Class A
Sold	37,242	—
Distributions reinvested	16,777	—
Redeemed	(327,906)	—
Acquisition (Note 11)	1,182,743	—

Net increase in shares outstanding	908,856	—

Class C
Sold	5,196	—
Distributions reinvested	1,942	—
Redeemed	(59,228)	—
Acquisition (Note 11)	340,171	—

Net increase in shares outstanding	288,081	—

(a) The Forward Real Estate Fund began offering Institutional Class shares on May 1, 2008.

(b) The Forward Real Estate Fund began offering Class A and Class C shares on June 12, 2009.

See Notes to Financial Statements	113	December 31, 2009

Statement of Cash Flows

For the Year Ended December 31, 2009

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$15,212,503
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of investment securities	(268,291,946)
Proceeds from sale of investment securities	178,355,300
Proceeds from securities sold short transactions	52,611,707
Purchases to cover securities sold short	(28,569,653)
Net proceeds from short-term investment securities	(7,860,020)
Discount and premiums amortized	(423,792)
Net realized gain on investment securities	(3,327,538)
Net realized gain on securities sold short	(252,157)
Net change in unrealized appreciation on investments and securities sold short	(8,298,948)
Changes in assets and liabilities:
Increase in receivable for fund shares sold	(7,503)
Decrease in receivable on investments sold	290,430
Increase in interest and dividends receivable	(1,392,519)
Increase in other assets	(13,754)
Increase in payable due to broker for securities sold short	32,048,675
Increase in payable for interest on short sales	170,963
Decrease in payable for investments purchased	(1,636,227)
Increase in payable for advisor	36,677
Increase in payable for distribution and service fees	21,593
Decrease in payable to trustees	(128)
Decrease in payable for chief compliance officer fee	(57)
Decrease in accrued expenses and other liabilities	(7,881)

Net cash used in operating activities	(41,334,275)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	160,203,474
Cost of shares redeemed	(118,313,533)
Cash distributions paid	(555,666)

Net cash provided by financing activities	41,334,275

NET CHANGE IN CASH FOR THE PERIOD	0

CASH, BEGINNING OF PERIOD	0

CASH, END OF PERIOD	$0

Non-cash financing activities not included herein consist of reinvestment of distributions of $2,640,962.

Cash paid for interest on short sales and interest paid to broker during the year was $1,232,804.

December 31, 2009	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)		YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.28		$28.51		$23.08	$18.83		$14.21
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.01	(b)	0.38		0.04	0.05		0.27
Net realized and unrealized gain/(loss) on investments	9.33		(16.20)		8.98	5.58		4.61

Total from Investment Operations	9.34		(15.82)		9.02	5.63		4.88

LESS DISTRIBUTIONS:
From investment income	(0.15)		—		(0.05)	(0.06)		(0.26)
From capital gains	—		(0.41)		(3.55)	(1.34)		—

Total Distributions	(0.15)		(0.41)		(3.60)	(1.40)		(0.26)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—		0.01	0.02		0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.19		(16.23)		5.43	4.25		4.62

NET ASSET VALUE, END OF PERIOD	$21.47		$12.28		$28.51	$23.08		$18.83

TOTAL RETURN	76.16%		(55.38)%		38.63%	30.36%		34.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$39,864		$14,576		$25,008	$13,336		$8,833
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.04%		1.67%		0.17%	0.26%		2.57%
Operating expenses including reimbursement/waiver	1.77	%(f)	1.72	%(e)	1.69%	1.81	%(d)	1.95%
Operating expenses excluding reimbursement/waiver	2.00%		2.10%		2.09%	2.26%		3.04%
PORTFOLIO TURNOVER RATE	120%		214%		121%	102%		62%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.74%.

(f) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

See Notes to Financial Statements	115	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.40	$28.66	$23.18	$18.88		$14.23
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.07 (b)	0.34	0.12	0.12		0.33
Net realized and unrealized gain/(loss) on investments	9.48	(16.19)	9.03	5.62		4.62

Total from Investment Operations	9.55	(15.85)	9.15	5.74		4.95

LESS DISTRIBUTIONS:
From investment income	(0.19)	—	(0.13)	(0.12)		(0.30)
From capital gains	—	(0.41)	(3.55)	(1.34)		—

Total Distributions	(0.19)	(0.41)	(3.68)	(1.46)		(0.30)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.02		0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.36	(16.26)	5.48	4.30		4.65

NET ASSET VALUE, END OF PERIOD	$21.76	$12.40	$28.66	$23.18		$18.88

TOTAL RETURN	76.94%	(55.19)%	39.00%	30.84%		34.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$291,105	$49,529	$61,829	$42,283		$28,765
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.36%	1.76%	0.51%	0.68%		2.34%
Operating expenses including reimbursement/waiver	1.38%	1.39%	1.39%	1.47	%(d)	1.70%
Operating expenses excluding reimbursement/waiver	1.53%	1.77%	1.79%	1.86%		2.84%
PORTFOLIO TURNOVER RATE	120%	214%	121%	102%		62%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.

December 31, 2009	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.63	$19.40		$18.23		$15.01		$12.78
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income	0.27 (c)	0.66		0.14		0.09		0.05
Net realized and unrealized gain/(loss) on investments	2.82	(11.00)		2.32		4.99		2.19

Total from Investment Operations	3.09	(10.34)		2.46		5.08		2.24

LESS DISTRIBUTIONS:
From investment income	(3.24)	(0.12)		(0.13)		(0.12)		(0.01)
From capital gains	—	(0.31)		(1.18)		(1.74)		—

Total Distributions	(3.24)	(0.43)		(1.31)		(1.86)		(0.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		0.02		0.00	(d)	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.15)	(10.77)		1.17		3.22		2.23

NET ASSET VALUE, END OF PERIOD	$8.48	$8.63		$19.40		$18.23		$15.01

TOTAL RETURN	35.88%	(53.22)%		13.39%		34.40%		17.50%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,954	$12,494		$59,726		$33,823		$24,880
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.97%	2.32%		0.90%		0.53%		0.37%
Operating expenses including reimbursement/waiver	1.34%	1.30	%(g)	1.25	%(f)	1.42	%(e)	1.69%
Operating expenses excluding reimbursement/waiver	1.81%	1.70%		1.48%		1.80%		2.28%
PORTFOLIO TURNOVER RATE	73%	94%		63%		94%		138%

(a) Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

(f) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

(g) Effective May 1, 2008, the net expense limitation changed from 1.24% to 1.34%.

See Notes to Financial Statements	117	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.62	$19.41	$19.99
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income	0.29 (c)	0.43	0.09
Net realized and unrealized gain/(loss) on investments	2.79	(10.76)	0.66

Total from Investment Operations	3.08	(10.33)	0.75

LESS DISTRIBUTIONS:
From investment income	(4.47)	(0.15)	(0.16)
From capital gains	—	(0.31)	(1.18)

Total Distributions	(4.47)	(0.46)	(1.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.39)	(10.79)	(0.58)

NET ASSET VALUE, END OF PERIOD	$7.23	$8.62	$19.41

TOTAL RETURN	35.84%	(53.12)%	3.59	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$283	$13,036	$23,078
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.12%	2.82%	0.95	%(e)
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99	%(e)
Operating expenses excluding reimbursement/waiver	1.39%	1.42%	1.23	%(e)
PORTFOLIO TURNOVER RATE	73%	94%	63	%(f)

(a) The Fund began offering Institutional Class shares on May 1, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share numbers have been calculated using the average shares method.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

December 31, 2009	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$9.51	$18.04		$18.96		$15.11		$12.87
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12	0.15		0.11		0.08		0.11 (a)
Net realized and unrealized gain/(loss) on investments	2.63	(8.56)		0.64		4.34		3.23

Total from Investment Operations	2.75	(8.41)		0.75		4.42		3.34

LESS DISTRIBUTIONS:
From investment income	(0.11)	(0.12)		(0.08)		(0.04)		(0.08)
From capital gains	—	—		(1.60)		(0.54)		(1.02)

Total Distributions	(0.11)	(0.12)		(1.68)		(0.58)		(1.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		0.01		0.01		0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.64	(8.53)		(0.92)		3.85		2.24

NET ASSET VALUE, END OF PERIOD	$12.15	$9.51		$18.04		$18.96		$15.11

TOTAL RETURN	28.89%	(46.60)%		3.82%		29.51%		26.57%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$101,110	$108,661		$274,585		$251,488		$64,346
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/ repayment of previously waived fees	0.72%	0.91%		0.54%		0.51%		0.82%
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.62%	1.58	%(e)	1.60	%(d)	1.56	%(c)	1.45%
Operating expenses excluding reimbursement/waiver	n/a	1.61%		1.62%		1.66%		1.84%
PORTFOLIO TURNOVER RATE	114%	95%		79%		75%		91%

(a) Per share numbers have been calculated using the average share method.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.

(d) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(e) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	119	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$9.52	$18.10		$19.02		$15.15		$12.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12	0.18		0.14		0.09		0.16 (a)
Net realized and unrealized gain/(loss) on investments	2.68	(8.58)		0.68		4.39		3.23

Total from Investment Operations	2.80	(8.40)		0.82		4.48		3.39

LESS DISTRIBUTIONS:
From investment income	(0.16)	(0.18)		(0.15)		(0.08)		(0.11)
From capital gains	—	—		(1.60)		(0.54)		(1.02)

Total Distributions	(0.16)	(0.18)		(1.75)		(0.62)		(1.13)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		0.01		0.01		0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.64	(8.58)		(0.92)		3.87		2.26

NET ASSET VALUE, END OF PERIOD	$12.16	$9.52		$18.10		$19.02		$15.15

TOTAL RETURN	29.37%	(46.42)%		4.18%		29.91%		26.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$431,875	$329,966		$626,083		$389,983		$144,302
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/ repayment of previously waived fees	1.10%	1.26%		0.84%		0.77%		1.12%
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.25%	1.23	%(e)	1.25	%(d)	1.25	%(c)	1.20%
Operating expenses excluding reimbursement/waiver	n/a	1.26%		1.28%		1.28%		1.46%
PORTFOLIO TURNOVER RATE	114%	95%		79%		75%		91%

(a) Per share numbers have been calculated using the average share method.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.

(d) Effective January 2, 2007, the net expense limitation changed from 1.26% to 1.25%.

(e) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

December 31, 2009	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Class A
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.51	$18.04		$18.95		$15.06		$13.13
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income	0.08 (c)	0.18		0.03		0.18		0.13	(c)
Net realized and unrealized gain/(loss) on investments	2.66	(8.59)		0.76		4.23		2.90

Total from Investment Operations	2.74	(8.41)		0.79		4.41		3.03

LESS DISTRIBUTIONS:
From investment income	(0.09)	(0.12)		(0.11)		(0.01)		(0.08)
From capital gains	—	—		(1.60)		(0.54)		(1.02)

Total Distributions	(0.09)	(0.12)		(1.71)		(0.55)		(1.10)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		0.01		0.03		0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.65	(8.53)		(0.91)		3.89		1.93

NET ASSET VALUE, END OF PERIOD	$12.16	$9.51		$18.04		$18.95		$15.06

TOTAL RETURN(e)	28.80%	(46.64)%		4.03%		29.55%		23.78	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,247	$2,010		$5,632		$3,416		$5,065
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/ repayment of previously waived fees	0.77%	0.91%		0.52%		0.71%		0.51	%(g)
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.72%	1.61	%(k)	1.52	%(j)	1.47	%(h)	1.78	%(g)
Operating expenses excluding reimbursement/waiver	n/a	1.63%		1.53%		1.48%		1.82	%(g)
PORTFOLIO TURNOVER RATE	114%	95%		79%		75%		91	%(i)

(a) The Fund began offering Class A shares on May 2, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(j) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(k) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	121	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.44	$11.66	$10.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.30	0.08	0.09
Net realized and unrealized gain/(loss) on investments	1.51	(4.22)	1.12

Total from Investment Operations	1.81	(4.14)	1.21

LESS DISTRIBUTIONS:
From investment income	(0.21)	(0.08)	(0.09)

Total Distributions	(0.21)	(0.08)	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.60	(4.22)	1.13

NET ASSET VALUE, END OF PERIOD	$9.04	$7.44	$11.66

TOTAL RETURN	24.34%	(35.48)%	11.59	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$990	$5,016	$6,683
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.14%	0.91%	0.95	%(c)
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.67%	1.29%	1.52	%(c)
PORTFOLIO TURNOVER RATE	182%	89%	75	%(d)

(a) The Fund began offering Institutional Class shares on January 31, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

December 31, 2009	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.45	$11.65		$10.40		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.04	0.04		0.06		0.02
Net realized and unrealized gain/(loss) on investments	1.73	(4.20)		1.24		0.40

Total from Investment Operations	1.77	(4.16)		1.30		0.42

LESS DISTRIBUTIONS:
From investment income	(0.05)	(0.04)		(0.06)		(0.02)

Total Distributions	(0.05)	(0.04)		(0.06)		(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		0.01		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.72	(4.20)		1.25		0.40

NET ASSET VALUE, END OF PERIOD	$9.17	$7.45		$11.65		$10.40

TOTAL RETURN(b)	23.78%	(35.70)%		12.58%		4.24	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,761	$8,102		$12,291		$10,425
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.64%	0.44%		0.52%		1.44	%(d)
Operating expenses including reimbursement/waiver	1.49%	1.44	%(f)	1.34	%(e)	1.35	%(d)
Operating expenses excluding reimbursement/waiver	2.01%	1.73%		1.87%		1.84	%(d)
PORTFOLIO TURNOVER RATE	182%	89%		75%		0	%(c)

(a) The Fund began offering Class A shares on October 31, 2006.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2007, the net expense limitation changed from 1.35% to 1.34%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.34% to 1.49%.

See Notes to Financial Statements	123	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$15.39	$19.61	$28.81	$27.61	$27.99		$25.74
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income/(loss)	0.02 (c)	0.08	(0.05)	(0.04)	(0.01	)(c)	(0.06	)(c)
Net realized and unrealized gain/(loss) on investments	(1.76)	(4.28)	(5.86)	2.78	1.49		3.30

Total from Investment Operations	(1.74)	(4.20)	(5.91)	2.74	1.48		3.24

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.02)	—	—	—		—
From capital gains	—	—	(3.30)	(1.54)	(1.86)		(0.99)

Total Distributions	(0.03)	(0.02)	(3.30)	(1.54)	(1.86)		(0.99)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.00 (d)	—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.77)	(4.22)	(9.20)	1.20	(0.38)		2.25

NET ASSET VALUE, END OF PERIOD	$13.62	$15.39	$19.61	$28.81	$27.61		$27.99

TOTAL RETURN(e)	(11.29)%	(21.41)%	(20.92)%	9.94%	5.31	%(f)	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$22,675	$48,460	$64,560	$164,164	$184,550		$183,556
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.15%	0.36%	(0.14)%	(0.13)%	(0.10	)%(g)	(0.23)%
Operating expenses	1.88%	1.65%	1.69%	1.62%	1.57	%(g)	1.80%
PORTFOLIO TURNOVER RATE	43%	61%	29%	34%	15	%(f)	25%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts calculated based on the average shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2009	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$14.52	$18.60	$27.71	$26.73	$27.23		$25.23
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment loss	(0.19)	(0.19)	(0.29)	(0.22)	(0.10	)(c)	(0.23	)(c)
Net realized and unrealized gain/(loss) on investments	(1.56)	(3.89)	(5.53)	2.74	1.46		3.22

Total from Investment Operations	(1.75)	(4.08)	(5.82)	2.52	1.36		2.99

LESS DISTRIBUTIONS:
From capital gains	—	—	(3.30)	(1.54)	(1.86)		(0.99)

Total Distributions	—	—	(3.30)	(1.54)	(1.86)		(0.99)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.01	0.00 (d)	—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.75)	(4.08)	(9.11)	0.98	(0.50)		2.00

NET ASSET VALUE, END OF PERIOD	$12.77	$14.52	$18.60	$27.71	$26.73		$27.23

TOTAL RETURN(e)	(12.05)%	(21.94)%	(21.43)%	9.44%	5.01	%(f)	12.37%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$16,907	$23,486	$41,441	$111,868	$112,774		$107,804
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.47)%	(0.30)%	(0.79)%	(0.79)%	(0.75	)%(g)	(0.88)%
Operating expenses	2.49%	2.30%	2.34%	2.27%	2.22	%(g)	2.45%
PORTFOLIO TURNOVER RATE	43%	61%	29%	34%	15	%(f)	25%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts calculated based on the average shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	125	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.00		$9.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.17)		(0.01)
Net realized and unrealized gain/(loss) on investments	2.85		(0.98)

Total from Investment Operations	2.68		(0.99)

LESS DISTRIBUTIONS:
From capital gains	—		(0.04)

Total Distributions	—		(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.68		(1.03)

NET ASSET VALUE, END OF PERIOD	$10.68		$8.00

TOTAL RETURN	33.50%		(10.95	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$47,091		$908
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.73)%		(0.45	)%(d)
Operating expenses including reimbursement/waiver	0.99	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.08%		1.08	%(d)
PORTFOLIO TURNOVER RATE	113%		108	%(e)

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) The Fund began offering Institutional Class shares on October 21, 2008.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f) Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.

December 31, 2009	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.99		$12.73	$13.90	$13.57	$12.98		$13.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11)		(0.11)	(0.13)	(0.14)	(0.07	)(b)	(0.16	)(b)
Net realized and unrealized gain/(loss) on investments	2.75		(4.59)	0.44	1.86	1.38		0.43

Total from Investment Operations	2.64		(4.70)	0.31	1.72	1.31		0.27

LESS DISTRIBUTIONS:
From capital gains	—		(0.04)	(1.48)	(1.39)	(0.72)		(0.31)

Total Distributions	—		(0.04)	(1.48)	(1.39)	(0.72)		(0.31)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (c)	0.00 (c)	—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.64		(4.74)	(1.17)	0.33	0.59		(0.04)

NET ASSET VALUE, END OF PERIOD	$10.63		$7.99	$12.73	$13.90	$13.57		$12.98

TOTAL RETURN(d)	33.04%		(36.91)%	1.97%	12.56%	10.21	%(e)	2.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$51,177		$92,675	$174,019	$177,429	$158,056		$145,193
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.03)%		(0.95)%	(0.96)%	(1.05)%	(1.08	)%(f)	(1.31)%
Operating expenses including reimbursement/waiver	1.29	%(g)	n/a	n/a	n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.38%		1.35%	1.36%	1.40%	1.40	%(f)	1.63%
PORTFOLIO TURNOVER RATE	113%		108%	76%	84%	34	%(e)	73%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements	127	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	SIX MONTHS ENDED DECEMBER 31, 2005		YEAR ENDED JUNE 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$7.49		$12.03	$13.30	$13.06	$12.56		$12.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.36)		(0.48)	(0.23)	(0.24)	(0.11	)(b)	(0.23	)(b)
Net realized and unrealized gain/(loss) on investments	2.79		(4.02)	0.44	1.87	1.33		0.40

Total from Investment Operations	2.43		(4.50)	0.21	1.63	1.22		0.17

LESS DISTRIBUTIONS:
From capital gains	—		(0.04)	(1.48)	(1.39)	(0.72)		(0.31)

Total Distributions	—		(0.04)	(1.48)	(1.39)	(0.72)		(0.31)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00 (c)	0.00 (c)	—		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.43		(4.54)	(1.27)	0.24	0.50		(0.14)

NET ASSET VALUE, END OF PERIOD	$9.92		$7.49	$12.03	$13.30	$13.06		$12.56

TOTAL RETURN(d)	32.44%		(37.40)%	1.31%	12.36%	9.82	%(e)	1.74%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,555		$2,623	$8,593	$10,617	$11,287		$11,498
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.68)%		(1.65)%	(1.61)%	(1.72)%	(1.73	)%(f)	(1.94)%
Operating expenses including reimbursement/waiver	1.94	%(g)	n/a	n/a	n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	2.04%		2.04%	2.01%	2.07%	2.04	%(f)	2.28%
PORTFOLIO TURNOVER RATE	113%		108%	76%	84%	34	%(e)	73%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

December 31, 2009	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.00	$8.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.10)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	2.21	(0.67)

Total from Investment Operations	2.11	(0.67)

LESS DISTRIBUTIONS:
From capital gains	(0.01)	(0.25)

Total Distributions	(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.10	(0.92)

NET ASSET VALUE, END OF PERIOD	$10.10	$8.00

TOTAL RETURN	26.44%	(7.38	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,145	$906
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.79)%	(0.30	)%(d)
Operating expenses including reimbursement/waiver	1.68%	1.69	%(d)
Operating expenses excluding reimbursement/waiver	2.09%	2.56	%(d)
PORTFOLIO TURNOVER RATE	22%	35	%(e)

(a) The Fund began offering Investor Class shares on October 21, 2008.

(b) Amount represents less than $0.01 per share.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

See Notes to Financial Statements	129	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.02	$11.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	2.19	(3.01)

Total from Investment Operations	2.16	(3.00)

LESS DISTRIBUTIONS:
From capital gains	(0.01)	(0.25)

Total Distributions	(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.15	(3.25)

NET ASSET VALUE, END OF PERIOD	$10.17	$8.02

TOTAL RETURN	27.00%	(26.52	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,686	$2,142
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.27)%	0.19	%(c)
Operating expenses including reimbursement/waiver	1.29%	1.29	%(c)
Operating expenses excluding reimbursement/waiver	1.72%	1.81	%(c)
PORTFOLIO TURNOVER RATE	22%	35	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

December 31, 2009	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Legato Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.99	$11.92		$12.19		$11.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.02)	(0.11)		(0.10)		(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	2.12	(3.57)		1.13		1.21		1.43

Total from Investment Operations	2.10	(3.68)		1.03		1.09		1.33

LESS DISTRIBUTIONS:
From capital gains	(0.01)	(0.25)		(1.30)		(0.20)		(0.03)

Total Distributions	(0.01)	(0.25)		(1.30)		(0.20)		(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.09	(3.93)		(0.27)		0.89		1.30

NET ASSET VALUE, END OF PERIOD	$10.08	$7.99		$11.92		$12.19		$11.30

TOTAL RETURN(b)	26.35%	(30.78)%		8.30%		9.69%		13.34	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$7,450	$2,194		$7,294		$8,991		$6,876
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.84)%	(0.66)%		(0.73)%		(1.03)%		(1.25	)%(d)
Operating expenses including reimbursement/waiver	1.84%	1.77	%(g)	1.69	%(f)	1.78	%(e)	1.89	%(d)
Operating expenses excluding reimbursement/waiver	2.22%	2.07%		1.96%		1.95%		3.53	%(d)
PORTFOLIO TURNOVER RATE	22%	35%		33%		36%		28	%(c)

(a) The Fund commenced operations on April 1, 2005.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

(f) Effective January 2, 2007, the net expense limitation changed from 1.79% to 1.69%.

(g) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.84%.

See Notes to Financial Statements	131	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$5.84		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.48		0.47
Net realized and unrealized gain/(loss) on investments	2.19		(1.68)

Total from Investment Operations	2.67		(1.21)

LESS DISTRIBUTIONS:
From investment income	(0.43)		(0.58)

Total Distributions	(0.43)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.24		(1.79)

NET ASSET VALUE, END OF PERIOD	$8.08		$5.84

TOTAL RETURN	46.56%		(16.59	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$61,043		$12,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	8.48%		13.10	%(c)
Operating expenses including reimbursement/waiver	1.93	%(e)	1.84	%(c)
Operating expenses excluding reimbursement/waiver	2.22%		2.52	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	6.61%		8.79	%(c)
Operating expenses including reimbursement/waiver	3.80	%(e)	6.14	%(c)
Operating expenses excluding reimbursement/waiver	4.09%		6.82	%(c)
PORTFOLIO TURNOVER RATE	221%		311	%(d)

(a) The Fund began offering Investor Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(e) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

December 31, 2009	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$5.81		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.54		0.39
Net realized and unrealized gain/(loss) on investments	2.14		(1.59)

Total from Investment Operations	2.68		(1.20)

LESS DISTRIBUTIONS:
From investment income	(0.46)		(0.62)

Total Distributions	(0.46)		(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.22		(1.82)

NET ASSET VALUE, END OF PERIOD	$8.03		$5.81

TOTAL RETURN	47.08%		(16.35	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,787		$793
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	8.89%		12.49	%(c)
Operating expenses including reimbursement/waiver	1.57	%(e)	1.49	%(c)
Operating expenses excluding reimbursement/waiver	1.86%		2.53	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	7.01%		8.58	%(c)
Operating expenses including reimbursement/waiver	3.45	%(e)	5.40	%(c)
Operating expenses excluding reimbursement/waiver	3.74%		6.44	%(c)
PORTFOLIO TURNOVER RATE	221%		311	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(e) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

See Notes to Financial Statements	133	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.29
Net realized and unrealized gain on investments	0.88

Total from Investment Operations	1.17

LESS DISTRIBUTIONS:
From investment income	(0.33)

Total Distributions	(0.33)

NET INCREASE IN NET ASSET VALUE	0.84

NET ASSET VALUE, END OF PERIOD	$8.10

TOTAL RETURN(b)	16.37	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,377
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	9.32	%(d)
Operating expenses including reimbursement/waiver	2.24	%(d)
Operating expenses excluding reimbursement/waiver	2.41	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	6.55	%(d)
Operating expenses including reimbursement/waiver	5.01	%(d)
Operating expenses excluding reimbursement/waiver	5.18	%(d)
PORTFOLIO TURNOVER RATE	221	%(e)

(a) The Fund began offering Class C shares on June 3, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2009	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.30		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47		0.40	0.08
Net realized and unrealized gain/(loss) on investments	1.21		(0.87)	0.19

Total from Investment Operations	1.68		(0.47)	0.27

LESS DISTRIBUTIONS:
From investment income	(0.38)		(0.42)	(0.08)

Total Distributions	(0.38)		(0.42)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.30		(0.89)	0.19

NET ASSET VALUE, END OF PERIOD	$10.60		$9.30	$10.19

TOTAL RETURN	18.43%		(4.91)%	2.71	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,766		$5,073	$4,297
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.61%		4.10%	3.57	%(c)
Operating expenses including reimbursement/waiver	1.26	%(d)	1.16%	1.24	%(c)
Operating expenses excluding reimbursement/waiver	1.41%		1.36%	1.60	%(c)
PORTFOLIO TURNOVER RATE	59%		56%	1	%(b)

(a) The Fund began offering Investor Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

See Notes to Financial Statements	135	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.27	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.48	0.44	0.09
Net realized and unrealized gain/(loss) on investments	1.21	(0.88)	0.19

Total from Investment Operations	1.69	(0.44)	0.28

LESS DISTRIBUTIONS:
From investment income	(0.41)	(0.48)	(0.09)

Total Distributions	(0.41)	(0.48)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.28	(0.92)	0.19

NET ASSET VALUE, END OF PERIOD	$10.55	$9.27	$10.19

TOTAL RETURN	18.70%	(4.60)%	2.77	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$16,257	$12,088	$12,858
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.89%	4.27%	3.84	%(c)
Operating expenses including reimbursement/waiver	0.97%	0.97%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.13%	1.35%	1.60	%(c)
PORTFOLIO TURNOVER RATE	59%	56%	1	%(b)

(a) The Fund began offering Institutional Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

December 31, 2009	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.35		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.42		0.39	0.07
Net realized and unrealized gain/(loss) on investments	1.23		(0.88)	0.19

Total from Investment Operations	1.65		(0.49)	0.26

LESS DISTRIBUTIONS:
From investment income	(0.34)		(0.35)	(0.07)

Total Distributions	(0.34)		(0.35)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.31		(0.84)	0.19

NET ASSET VALUE, END OF PERIOD	$10.66		$9.35	$10.19

TOTAL RETURN(b)	18.00%		(5.00)%	2.63	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,445		$3,879	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.24%		3.90%	3.23	%(d)
Operating expenses including reimbursement/waiver	1.63	%(e)	1.35%	1.58	%(d)
Operating expenses excluding reimbursement/waiver	1.77%		1.36%	1.60	%(d)
PORTFOLIO TURNOVER RATE	59%		56%	1	%(c)

(a) The Fund began offering Class C shares on October 5, 2007.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

See Notes to Financial Statements	137	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INVESTOR CLASS
	PERIOD ENDED
	DECEMBER 31,
	2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	0.74

Total from Investment Operations	0.69

NET INCREASE IN NET ASSET VALUE	0.69

NET ASSET VALUE, END OF PERIOD	$25.69

TOTAL RETURN	2.76	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$133,848
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.28	)%(c)
Operating expenses including reimbursement/waiver	1.82	%(c)
Operating expenses excluding reimbursement/waiver	1.82	%(c)
PORTFOLIO TURNOVER RATE	758	%(b)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Not Annualized.

(c) Annualized.

December 31, 2009	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INSTITUTIONAL CLASS
	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.72

Total from Investment Operations	0.71

NET INCREASE IN NET ASSET VALUE	0.71

NET ASSET VALUE, END OF PERIOD	$25.71

TOTAL RETURN	2.84	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$64,399
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.36	)%(c)
Operating expenses including reimbursement/waiver	1.50	%(c)
Operating expenses excluding reimbursement/waiver	1.53	%(c)
PORTFOLIO TURNOVER RATE	758	%(b)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Not Annualized.

(c) Annualized.

See Notes to Financial Statements	139	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.06)
Net realized and unrealized gain on investments	0.71

Total from Investment Operations	0.65

NET INCREASE IN NET ASSET VALUE	0.65

NET ASSET VALUE, END OF PERIOD	$25.65

TOTAL RETURN(b)	2.60	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$23,250
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.71	)%(d)
Operating expenses including reimbursement/waiver	2.43	%(d)
Operating expenses excluding reimbursement/waiver	2.44	%(d)
PORTFOLIO TURNOVER RATE	758	%(c)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

December 31, 2009	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006(b)		YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$8.35		$14.30	$20.66		$16.69		$16.62
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.21		0.22	0.30		0.13		0.33
Net realized and unrealized gain/(loss) on investments	1.63		(5.88)	(3.21)		5.08		1.47

Total from Investment Operations	1.84		(5.66)	(2.91)		5.21		1.80

LESS DISTRIBUTIONS:
From investment income	(0.16)		(0.19)	(0.27)		(0.27)		(0.22)
From capital gains	—		(0.09)	(3.18)		(0.97)		(1.50)
Tax return of capital	—		(0.01)	—		—		(0.01)

Total Distributions	(0.16)		(0.29)	(3.45)		(1.24)		(1.73)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	0.00	(c)	0.00	(c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.68		(5.95)	(6.36)		3.97		0.07

NET ASSET VALUE, END OF PERIOD	$10.03		$8.35	$14.30		$20.66		$16.69

TOTAL RETURN	22.44%		(39.88)%	(15.30)%		31.24%		11.01%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$22,199		$19,065	$38,962		$48,450		$43,288
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.44%		1.53%	1.22%		0.70%		1.98%
Operating expenses including reimbursement/waiver	1.69	%(g)	1.47%	1.41	%(f)	1.35	%(d)	1.79%
Operating expenses excluding reimbursement/waiver	1.74%		n/a	n/a		n/a	(e)	n/a (e)
PORTFOLIO TURNOVER RATE	64%		7%	40%		19%		21%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%

(e) Not applicable, no reimbursements were made by the Advisor.

(f) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

(g) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

See Notes to Financial Statements	141	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.13		$15.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.23	(b)	0.16
Net realized and unrealized gain/(loss) on investments	1.39		(6.92)

Total from Investment Operations	1.62		(6.76)

LESS DISTRIBUTIONS:
From investment income	(0.77)		(0.38)
From capital gains	—		(0.09)
Tax return of capital	—		(0.03)

Total Distributions	(0.77)		(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.85		(7.26)

NET ASSET VALUE, END OF PERIOD	$8.98		$8.13

TOTAL RETURN	21.62%		(44.33	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$583		$3,747
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.29%		2.05	%(d)
Operating expenses including reimbursement/waiver	1.43	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.50%		1.26	%(d)
PORTFOLIO TURNOVER RATE	64%		7	%(e)

(a) The Fund began offering Institutional Class shares on May 1, 2008. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

December 31, 2009	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.06
Net realized and unrealized gain on investments	2.60

Total from Investment Operations	2.66

LESS DISTRIBUTIONS:
From investment income	(0.19)

Total Distributions	(0.19)

NET INCREASE IN NET ASSET VALUE	2.47

NET ASSET VALUE, END OF PERIOD	$9.95

TOTAL RETURN(b)	35.84	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$9,039
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.39	%(d)
Operating expenses including reimbursement/waiver	1.45	%(d)
Operating expenses excluding reimbursement/waiver	1.48	%(d)
PORTFOLIO TURNOVER RATE	64	%(e)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	143	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS C
	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.03
Net realized and unrealized gain on investments	2.59

Total from Investment Operations	2.62

LESS DISTRIBUTIONS:
From investment income	(0.06)

Total Distributions	(0.06)

NET INCREASE IN NET ASSET VALUE	2.56

NET ASSET VALUE, END OF PERIOD	$10.04

TOTAL RETURN(b)	35.18	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,893
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.65	%(d)
Operating expenses including reimbursement/waiver	2.20	%(d)
Operating expenses excluding reimbursement/waiver	2.23	%(d)
PORTFOLIO TURNOVER RATE	64	%(e)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2009	144	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2009, the Trust has 33 registered funds. This semi-annual report describes 11 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward International Equity Fund (“International Equity Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Equity Fund (“Large Cap Fund”), the Forward Banking and Finance Fund (“Banking and Finance Fund”), the Forward Growth Fund (“Growth Fund”), the Forward Legato Fund (“Legato Fund”), the Forward Long/Short Credit Analysis Fund (“Long/Short Credit Analysis Fund”), the Forward International Fixed Income Fund (“International Fixed Income Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”) and the Forward Real Estate Fund (“Real Estate Fund”).

The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Equity Fund seeks to achieve high total return and invests primarily in the equity securities of companies organized or located outside of the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Large Cap Fund seeks to achieve high total return and invests primarily in equity securities of companies that have large capitalizations. The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Growth Fund seeks to achieve long-term growth of capital through capital appreciation and invests in stocks and securities convertible into stocks. The Legato Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Long/Short Credit Analysis Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The International Fixed Income Fund seeks to offer exposure primarily to non-U.S. dollar denominated fixed income securities of non-U.S. issuers and derivatives and invests in a non-diversified portfolio of fixed income securities of companies and governments located outside the U.S. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in a non-diversified portfolio of securities of real estate companies, including real estate investment trusts (“REITs”).

The Emerging Markets Fund and the International Equity Fund offer Investor Class and Institutional Class shares; the International Small Companies Fund and the Legato Fund offer Investor Class, Institutional Class and Class A shares; the Long/Short Credit Analysis Fund, International Fixed Income Fund and the Tactical Growth Fund offer Investor Class, Institutional Class and Class C shares; the Real Estate Fund offers Investor Class, Institutional Class, Class A and Class C shares; the Large Cap

145	December 31, 2009

Notes to Financial Statements

Fund offers Institutional Class and Class A shares; the Banking and Finance Fund offers Class A and Class C shares; and the Growth Fund offers Institutional Class, Class A and Class C shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares of all Funds are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A Shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Effective May 1, 2009, the Class C shares of all Funds are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with policies established by the Board of Trustees. Prior to May 1, 2009, the Class C shares of all Funds (except the Long/Short Credit Analysis Fund) were subject to a 1.00% CDSC for redemptions made within two years of purchase; and the Long/Short Credit Analysis was subject to a 1.00% CDSC for redemptions made within eighteen months of purchase. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification: The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

December 31, 2009	146

Notes to Financial Statements

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2009.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, the Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments

147	December 31, 2009

Notes to Financial Statements

including options may trade in the over-the-counter market and generally are valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Stock Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: The Funds (excluding the Growth Fund) may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to

December 31, 2009	148

Notes to Financial Statements

deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from purchases and sales of investments in Note 8 and the Fund’s Portfolio Turnover Rate Calculation in the Financial Highlights. As of December 31, 2009, the Long/Short Credit Analysis Fund held securities sold short with a market value of $36,075,434. The other Funds held no securities sold short.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could

149	December 31, 2009

Notes to Financial Statements

experience delays in recovering its securities and possible capital losses. As of December 31, 2009, there were no Funds with securities on loan and during the year ended December 31, 2009 there was no securities lending activity in the Funds.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

December 31, 2009	150

Notes to Financial Statements

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2009.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Emerging Markets Fund
Common Stocks(a)	$311,387,583	—	—	$311,387,583
Investment Holdings Companies	227,594	—	—	227,594
Loan Participation Notes	—	$5,611,169	—	5,611,169
Warrants	—	—	$0	0
Corporate Bonds(a)	—	3,361,388	—	3,361,388
Short-Term Bank Debt Instruments	6,444,073	—	—	6,444,073

Total	$318,059,250	$8,972,557	$0	$327,031,807

International Equity Fund
Common Stocks
Australia	—	$98,431	—	$98,431
Austria	—	189,917	—	189,917
Brazil	$369,193	—	—	369,193
Canada	188,107	—	—	188,107
China	—	196,493	—	196,493
France	207,854	189,670	—	397,524
Hong Kong	115,073	258,079	—	373,152
Indonesia	—	184,529	—	184,529
Ireland	137,088	—	—	137,088
Italy	48,080	210,926	—	259,006
Japan	73,150	321,829	—	394,979
Luxembourg	149,275	—	—	149,275
Netherlands	176,484	137,703	—	314,187
Singapore	—	99,367	—	99,367
Spain	—	161,380	—	161,380
Switzerland	323,107	357,865	—	680,972
Taiwan	130,565	—	—	130,565
Thailand	—	55,146	—	55,146
Turkey	—	226,662	—	226,662
United Kingdom	273,286	236,182	—	509,468
Short-Term Bank Debt Instruments	23,864	—	—	23,864

Total	$2,215,126	$2,924,179	—	$5,139,305

International Small Companies Fund
Common Stocks(a)	$512,938,134	—	—	$512,938,134
Preferred Stocks(a)	4,415,505	—	—	4,415,505
Short-Term Bank Debt Instruments	16,686,905	—	—	16,686,905

Total	$534,040,544	—	—	$534,040,544

Large Cap Equity Fund
Common Stocks(a)	$14,680,820	—	—	$14,680,820
Short-Term Bank Debt Instruments	74,460	—	—	74,460

Total	$14,755,280	—	—	$14,755,280

Banking and Finance Fund
Common Stocks(a)	$39,283,903	—	—	$39,283,903
Short-Term Bank Debt Instruments	238,942	—	—	238,942

Total	$39,522,845	—	—	$39,522,845

Growth Fund
Common Stocks(a)	$99,756,276	—	—	$99,756,276
Short-Term Bank Debt Instruments	511,164	—	—	511,164

Total	$100,267,440	—	—	$100,267,440

151	December 31, 2009

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Legato Fund
Common Stocks(a)	$12,104,017	—	—	$12,104,017
Short-Term Bank Debt Instruments	223,180	—	—	223,180

Total	$12,327,197	—	—	$12,327,197

Long/Short Credit Analysis Fund
Municipal Bonds(a)	—	$114,198,758	$2,000,000	$116,198,758
Corporate Bonds(a)	—	10,614,747	—	10,614,747
Preferred Stocks(a)	$542,087	—	—	542,087
Short-Term Bank Debt Instruments	9,061,622	—	—	9,061,622

Total	$9,603,709	$124,813,505	$2,000,000	$136,417,214

International Fixed Income Fund
Foreign Government Obligations(a)	—	$17,430,631	—	$17,430,631
Corporate Bonds(a)	—	6,189,546	—	6,189,546
Credit Linked Notes(a)	—	518,350	—	518,350
Short-Term Bank Debt Instruments	$1,644,997	—	—	1,644,997

Total	$1,644,997	$24,138,527	—	$25,783,524

Tactical Growth Fund
Exchange Traded Funds	$22,264,750	—	—	$22,264,750
Short-Term Bank Debt Instruments	162,031,217	—	—	162,031,217

Total	$184,295,967	—	—	$184,295,967

Real Estate Fund
Common Stocks(a)	$32,138,208	—	—	$32,138,208
Corporate Bonds(a)	—	$629,026	—	629,026
Short-Term Bank Debt Instruments	1,936,009	—	—	1,936,009

Total	$34,074,217	$629,026	—	$34,703,243

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS (b)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Emerging Markets Fund
Assets
Futures Contracts	$20,703	—	—	$20,703

Total	$20,703	—	—	$20,703

Long/Short Credit Analysis Fund
Securities Sold Short
Corporate Bonds	—	$(3,829,181)	—	$(3,829,181)
U.S. Government Agency	—	(32,246,253)	—	(32,246,253)

Total	—	$(36,075,434)	—	$(36,075,434)

International Fixed Income Fund
Assets
Futures Contracts	$14,391	—	—	$14,391
Forward Foreign Currency Contracts	—	$36,992	—	36,992
Liabilities
Futures Contracts	(24,216)	—	—	(24,216)
Forward Foreign Currency Contracts	—	(34,008)	—	(34,008)

Total	$(9,825)	$2,984	—	$(6,841)

Tactical Growth Fund
Assets
Futures Contracts	$548,160	—	—	$548,160
Liabilities
Futures Contracts	(338,967)	—	—	(338,967)

Total	$209,193	—	—	$209,193

(b) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures and forward contracts.

December 31, 2009	152

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
International Equity
Common Stocks
Balance as of December 31, 2008	$1,276,072	—
Realized gain/(loss)(b)	—	—
Change in unrealized appreciation/(depreciation)(b)	(22,471)	—
Net purchases/(sales)	—	—
Transfers in and/(out) of Level 3	(1,253,601)	—

Balance as of December 31, 2009	$0	—

Long/Short Credit Analysis	INVESTMENTS IN SECURITIES Municipal Bonds	OTHER FINANCIAL INSTRUMENTS(a) Corporate Bonds
Balance as of December 31, 2008	$2,000,000	$(25,333)
Realized gain/(loss)(b)	—	—
Change in unrealized appreciation/(depreciation)(b)	—	(6,833)
Net purchases/(sales)	—	—
Transfers in and/(out) of Level 3	—	32,166

Balance as of December 31, 2009	$2,000,000	$0

(a) There was no realized gain/(loss) earned during the year ended December 31, 2009 for other financial instruments.

(b) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

For the year ended December 31, 2009, the other Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The Funds have adopted the provisions of FASB ASC 820 (formerly, Statement of Financial Accounting Standards (“SFAS”) No. 161), “Disclosures about Derivative Instruments and Hedging Activities”. ASC 820 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Funds use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objects, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

153	December 31, 2009

Notes to Financial Statements

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will decrease as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: The International Fixed Income Fund invests in forward foreign currency exchange contracts for hedging purposes, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund entered into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations

December 31, 2009	154

Notes to Financial Statements

within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations.

Option Writing/Purchasing: The Funds (excluding the Growth Fund) may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2009, the Funds held no purchased or written options.

Written option activity for the year ended December 31, 2009 was as follows:

International Fixed Income Fund
WRITTEN PUT OPTIONS	CONTRACTS	PREMIUMS
Outstanding as of December 31, 2008	0	$0
Positions opened	8	3,208
Exercised or closed	(3)	(1,500)
Expired	(5)	(1,708)

Outstanding as of December 31, 2009	0	$0

Futures: The Funds (excluding the Growth Fund and the Banking and Finance Fund) may invest in futures contracts in accordance with their investment objectives. A Fund is subject to an equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of business. The Funds do so for a variety of reasons including for cash management, hedging or non-hedging purposes and in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With futures, there is minimal

155	December 31, 2009

Notes to Financial Statements

counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2009, the Emerging Markets Fund, the International Fixed Income Fund and the Tactical Growth Fund had futures contracts outstanding with an unrealized gain/(loss) of $20,703, $(9,825) and $209,193, respectively. The other Funds held no futures contracts.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2009(a)

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Emerging Markets Fund
Equity Contracts	Variation Margin Receivable/Unrealized Appreciation(b)	$20,703	Variation Margin Payable/Unrealized Depreciation(b)	—

Total		$20,703		—

International Fixed Income Fund
Interest Rate Contracts	Variation Margin Receivable/Unrealized Appreciation(b)	—	Variation Margin Payable/Unrealized Depreciation(b)	$9,825
Foreign Exchange Contracts	Unrealized gain on forward contracts	$36,992	Unrealized loss on forward contracts	34,008

Total		$36,992		$43,833

Tactical Growth Fund
Equity Contracts	Variation Margin Receivable/Unrealized Appreciation(b)	$209,193	Variation Margin Payable/Unrealized Depreciation(b)	—

Total		$209,193		—

(a) For open derivative instruments as of December 31, 2009, see the Portfolio of Investments, which is also indicative of the activity for the year ended December 31, 2009.

(b) Includes cumulative appreciation/(depreciation) on futures as reported on the Portfolio of Investments.

There were no other Funds that held Derivative Instruments as of December 31, 2009.

December 31, 2009	156

Notes to Financial Statements

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Emerging Markets Fund
Equity Contracts	Net realized loss on option contracts	$(148,461)	—
Equity Contracts	Net realized gain on futures contracts/net change in unrealized appreciation on futures contracts	2,852,062	$20,703

Total		$2,703,601	$20,703

International Fixed Income Fund
Interest Rate Contracts	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$20,611	$(48,528)
	Net realized loss on option contracts/Net change in unrealized appreciation/(depreciation) on option contracts	(5,436)	—
Foreign exchange contracts	Net realized loss on foreign currency transactions/Net change in net unrealized appreciation on translation of assets and liabilities in foreign currencies	(50,863)	23,767

Total		$(35,688)	$(24,761)

Tactical Growth Fund
Equity Contracts	Net realized gain on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,088,387	$209,193

Total		$1,088,387	$209,193

There were no other Funds that held derivative instruments during the year ended December 31, 2009.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Equity Fund, Banking and Finance Fund, Growth Fund, Legato Fund and Tactical Growth Fund, quarterly for the Long/Short Credit Analysis Fund and International Fixed Income Fund, and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net

157	December 31, 2009

Notes to Financial Statements

investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when- issued basis, the custodian will set aside in a

December 31, 2009	158

Notes to Financial Statements

segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Growth Fund, International Fixed Income Fund and Real Estate Fund during the year ended December 31, 2009 are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the other Funds.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2009, based on each Fund’s average daily net assets: Emerging Markets Fund, 1.25% on assets up to and including $500 million, 1.20% on assets over $500 million up to and including $1 billion, and 1.15% on assets over $1 billion; International Equity Fund, 0.85% on assets up to and including $250 million, 0.75% on assets over $250 million up to and including $1 billion, 0.65% on assets over $1 billion; International Small Companies Fund, 1.00% on assets up to and including $1 billion and 0.95% on assets over $1 billion; Large Cap Fund, 0.80% on assets up to and including $500 million, 0.725% on assets over $500 million up to and including $1 billion and 0.675% on assets over $1 billion; Banking and Finance Fund, 1.00% on assets up to and including $100 million and 0.90% on assets over $100 million; Growth Fund, 0.75% on assets up to and including $250 million, 0.65% on assets over $250 million up to and including $500 million, 0.55% on assets over $500 million up to and including $750 million and 0.45% on assets over $750 million; Legato Fund, 1.00% on assets up to and including $500 million and 0.85% on assets over $500 million; Long/Short Credit Analysis Fund, 1.50%; International

159	December 31, 2009

Notes to Financial Statements

Fixed Income Fund, 0.70% on assets up to and including $500 million, 0.64% on assets over $500 million up to and including $1 billion, 0.58% on assets over $1 billion up to and including $5 billion, and 0.52% on assets over $5 billion; Tactical Growth Fund, 1.25% and Real Estate Fund, 0.85% on assets up to and including $100 million, 0.80% on assets over $100 million up to and including $500 million and 0.70% on assets over $500 million.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pictet Asset Management Ltd (“PAM Ltd”) for Emerging Markets Fund and International Small Companies Fund; Emerald Mutual Fund Advisers Trust (“Emerald”) for Banking and Finance Fund and Growth Fund; Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (“Riverbridge”) for Legato Fund; Cedar Ridge Partners, LLC (“Cedar Ridge”) for Long/Short Credit Analysis Fund; Pictet Asset Management SA (“PAM SA”) for International Fixed Income Fund; Broadmark Asset Management, LLC (“Broadmark”) for Tactical Growth Fund; and Forward Uniplan Advisors, Inc. (“Uniplan”) for Real Estate Fund (each a “Sub-Advisor” and collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets (for the Legato Fund, based on the portion of the Fund that is managed by each sub-advisor of the Fund): Emerging Markets Fund, 0.80% on assets up to and including $250 million and 0.75% on assets over $250 million; International Small Companies Fund, 0.60%; Banking and Finance Fund, 0.65% on assets up to and including $100 million and 0.55% on assets over $100 million; Growth Fund, 0.40% on assets up to and including $250 million, 0.30% on assets over $250 million up to and including $500 million, 0.20% on assets over $500 million up to and including $750 million and 0.10% on assets over $750 million; Legato Fund, 0.60%; Long/Short Credit Analysis Fund, 1.00%; International Fixed Income Fund, 0.35% on assets up to and including $500 million, 0.32% on assets over $500 million up to and including $1 billion, 0.29% on assets over $1 billion up to and including $5 billion, and 0.26% on assets over $5 billion; Tactical Growth Fund, 0.70%; and Real Estate Fund, 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million.

At a meeting of the Board of Trustees held on June 3, 2009, the Trustees, including all of the Independent Trustees, approved, on behalf of the Emerging Markets Fund, the Emerging Markets Fund will be co-managed by Forward Management and the Sub-Advisor. Forward Management directly manages the Fund’s cash position effective August 1, 2009.

Also at the June 3, 2009 meeting of the Board of Trustees, the Trustees, including all of the Independent Trustees, approved, on behalf of the Large Cap Equity Fund, the termination of the Sub-Advisory Agreement among Forward Management, the Trust and Piedmont Investment Advisors, LLP (“Piedmont”). Effective August 15, 2009, Forward Management directly manages the Fund. Prior to August 15, 2009, the Large Cap Equity Fund and Forward Management had a Sub-Advisory Agreement with Piedmont. Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to the Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, 0.40% on assets up to and including $500 million, 0.375% on assets over $500 million up to and including $1 billion and 0.35% on assets over $1 billion.

December 31, 2009	160

Notes to Financial Statements

At a special meeting of the Board of Trustees held on October 28, 2009, the Trustees, including all of the Independent Trustees, approved, on behalf of the Emerging Markets Fund and the International Small Companies Fund, an amended sub-advisory agreement with PAM Ltd. Effective November 1, 2009, PAM Ltd. receives fees from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets, Emerging Markets Fund, 0.80% on assets up to and including $250 million and 0.75% on assets over $250 million and International Small Companies Fund, 0.60%. Prior to November 1, 2009, PAM Ltd. received fees from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets, Emerging Markets Fund, 0.80% and the International Small Companies Fund, 0.65% on assets up to and including $1 billion and 0.55% on assets over $1 billion.

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS C	END DATE
Emerging Markets(a)	1.39%	1.79%	1.94%	2.39%	April 30, 2011
International Equity	0.99%	1.34%	1.49%	1.94%	April 30, 2010
Large Cap	0.99%	1.34%	1.49%	1.94%	April 30, 2010
Growth	0.99%	1.34%	1.29%	1.94%	April 30, 2010
Legato	1.29%	1.69%	1.84%	2.29%	April 30, 2010
Long/Short Credit Analysis(b)	1.60%	1.95%	N/A	2.55%	April 30, 2011
International Fixed Income(c)	0.99%	1.39%	1.44%	1.94%	April 30, 2010
Tactical Growth	1.59%	1.94%	N/A	2.54%	April 30, 2011
Real Estate	1.20%	1.60%	1.45%	2.20%	June 30, 2011

(a) From January 1, 2009 to April 30, 2009, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class, Class A and Class C shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.74%, 1.89% and 2.34%, respectively. Effective June 17, 2009, Class A shares of the Emerging Markets Fund were liquidated and terminated as a share class of the Fund.

(b) From January 1, 2009 to April 30, 2009, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class and Class C shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.49%, 1.84% and 2.44%, respectively.

(c) From January 1, 2009 to April 30, 2009, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Investor Class, Class A and Class C shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.24%, 1.34% and 1.89% respectively. Effective June 9, 2009, Class A shares of the International Fixed Income Fund were liquidated and terminated as a share class of the Fund.

161	December 31, 2009

Notes to Financial Statements

For the year ended December 31, 2009, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Emerging Markets
Investor Class	$47,561	$0	$47,561
Institutional Class	253,793	0	253,793
Class A(a)	945	0	945
International Equity
Investor Class	39,170	0	39,170
Institutional Class	35,198	0	35,198
International Small Companies
Institutional Class	N/A	(11,436)	(11,436)
Large Cap
Institutional Class	18,274	0	18,274
Class A	53,586	0	53,586
Growth
Institutional Class	32,782	0	32,782
Class A	57,774	0	57,774
Class C	2,443	0	2,443
Legato
Investor Class	5,430	0	5,430
Institutional Class	10,398	0	10,398
Class A	18,870	0	18,870
Long/Short Credit Analysis
Investor Class	131,749	0	131,749
Institutional Class	7,967	0	7,967
Class C(b)	3,524	0	3,524
International Fixed Income
Investor Class	7,844	0	7,844
Institutional Class	21,720	0	21,720
Class C	5,988	0	5,988
Tactical Growth
Investor Class(c)	954	0	954
Institutional Class(c)	1,446	0	1,446
Class C(c)	445	0	445
Real Estate
Investor Class	8,970	0	8,970
Institutional Class	921	0	921
Class A(d)	1,525	0	1,525
Class C(d)	474	0	474

(a) Effective June 17, 2009, Class A shares of the Emerging Markets Fund were liquidated and terminated as a share class of the Fund.

(b) The Forward Long/Short Credit Analysis Fund began offering Class C shares on June 3, 2009.

(c) The Forward Tactical Growth Fund began offering Investor Class, Institutional Class and Class C shares on September 14, 2009.

(d) The Forward Real Estate Fund began offering Class A and Class C shares on June 12, 2009.

December 31, 2009	162

Notes to Financial Statements

As of December 31, 2009, the balances of recoupable expenses for each Fund were as follows:

FUND	2007	2008	2009	TOTAL
Emerging Markets
Investor Class	$72,745	$95,878	$47,561	$216,184
Institutional Class	198,071	282,614	253,793	734,478
International Equity
Investor Class	116,191	149,085	39,170	304,446
Institutional Class	26,201	89,630	35,198	151,029
International Small Companies
Investor Class	76,542	48,814	N/A	125,356
Institutional Class	157,942	106,155	N/A	264,097
Class A	200	549	N/A	749
Large Cap
Institutional Class	29,915	18,130	18,274	66,319
Class A	58,060	31,102	53,586	142,748
Growth
Institutional Class	N/A	N/A	32,782	32,782
Class A	N/A	N/A	57,774	57,774
Class C	N/A	N/A	2,443	2,443
Legato
Investor Class	N/A	1,474	5,430	6,904
Institutional Class	N/A	9,179	10,398	19,577
Class A	22,913	13,320	18,870	55,103
Long/Short Credit Analysis
Investor Class	N/A	23,674	131,749	155,423
Institutional Class	N/A	6,256	7,967	14,223
Class C	N/A	N/A	3,524	3,524
International Fixed Income
Investor Class	3,497	9,773	7,844	21,114
Institutional Class	15,878	45,474	21,720	83,072
Class C	124	377	5,988	6,489
Tactical Growth
Investor Class	N/A	N/A	954	954
Institutional Class	N/A	N/A	1,446	1,446
Class C	N/A	N/A	445	445
Real Estate
Investor Class	N/A	N/A	8,970	8,970
Institutional Class(a)	N/A	6,182	5,357	11,539
Class A(a)	N/A	66,037	37,241	103,278
Class C(a)	N/A	29,003	12,216	41,219

(a) The recoupable expense balances include recoupable expenses from the reorganization of the Kensington Real Estate Securities Fund.

163	December 31, 2009

Notes to Financial Statements

4. Distribution Plans and Shareholder Services Plans

The Funds have adopted Service and Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares.

In addition, the Funds have a shareholder services plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares.

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2009, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, reasonable expenses of the Board of Trustees are reimbursed by the Funds. The Trust receives no compensation from the Funds.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

December 31, 2009	164

Notes to Financial Statements

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2009, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Emerging Markets Investor Class	National Financial Services, LLC	21.05%
	Brown Brothers Harriman & Co.	19.85%
	Charles Schwab & Co., Inc.	14.00%
	William Blair & Co., LLC	10.83%

Emerging Markets Institutional Class	National Financial Services, LLC	84.80%
	Ellard & Co.	6.25%

International Equity Investor Class	Charles Schwab & Co., Inc.	40.03%
	National Financial Services, LLC	14.60%
	ETrade Clearing, LLC	13.62%
	MG Trust Co.	7.46%

International Equity Institutional Class	National Financial Services, LLC	50.66%
	Charles Schwab & Co., Inc.	45.45%

International Small Companies Investor Class	Charles Schwab & Co., Inc.	45.57%
	National Financial Services, LLC	19.66%
	Pershing, LLC	7.64%
	ETrade Clearing, LLC	6.59%

International Small Companies Institutional Class	Charles Schwab & Co., Inc.	32.37%
	National Financial Services, LLC	26.94%
	State Street	13.90%
	SEI Private Trust Co.	6.37%
	Pershing, LLC	5.92%

International Small Companies Class A	Pershing, LLC	33.82%
	National Financial Services, LLC	16.96%
	LPL Financial Services	8.51%

165	December 31, 2009

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Large Cap Institutional Class	Baylake Bank	48.78%
	National Financial Services, LLC	24.93%
	Brown Brothers Harriman & Co.	21.04%

Large Cap Class A	Sutton Place Associates, LLC	66.64%
	Charles Schwab & Co., Inc.	28.60%

Banking and Finance Class A	Janney Montgomery Scott	12.12%
	National Financial Services, LLC	10.34%
	First Clearing, LLC	8.58%
	Pershing, LLC	7.18%
	Salomon Smith Barney, Inc.	6.22%
	Charles Schwab & Co., Inc.	5.06%

Banking and Finance Class C	First Clearing, LLC	46.12%
	Merrill Lynch Pierce Fenner & Smith	13.65%

Growth Institutional Class	JPMorgan Chase Bank	99.95%

Growth Class A	City of Philadelphia Board Pension	11.23%
	Donaldson, Lufkin & Jenrette	10.81%
	National Financial Services, LLC	7.19%
	Ort & Co.	5.61%
	Charles Schwab & Co., Inc.	5.34%
	Citi Group Global Markets	5.17%

Growth Class C	Salomon Smith Barney, Inc.	19.03%
	First Clearing, LLC	12.92%
	Merrill Lynch Pierce Fenner & Smith	8.28%
	Janney Montgomery Scott	5.40%

Legato Investor Class	Sutton Place Associates, LLC	98.86%

Legato Institutional Class	Sutton Place Associates, LLC	73.45%
	Baylake Bank	26.33%

Legato Class A	Charles Schwab & Co., Inc.	38.59%
	Sutton Place Associates, LLC	29.99%
	National Financial Services, LLC	27.59%

Long/Short Credit Analysis Investor Class	Charles Schwab & Co., Inc.	26.07%
	National Financial Services, LLC	25.25%
	Pershing, LLC	6.33%

December 31, 2009	166

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Long/Short Credit Analysis Institutional Class	Wells Fargo Investments, LLC	59.00%
	Sutton Place Associates, LLC	22.00%
	Pershing, LLC	10.44%

Long/Short Credit Analysis Class C	Sutton Place Associates, LLC	76.62%

International Fixed Income Investor Class	Sutton Place Associates, LLC	77.23%
	LPL Financial Services	14.38%

International Fixed Income Institutional Class	Pictet & Cie	87.09%
	Brown Brothers Harriman & Co.	12.21%

International Fixed Income Class C	Sutton Place Associates, LLC	99.50%

Tactical Growth Investor Class	National Financial Services, LLC	33.13%
	LPL Financial Services	25.91%
	Charles Schwab & Co., Inc.	25.85%
	Pershing, LLC	13.82%

Tactical Growth Institutional Class	Charles Schwab & Co., Inc	72.59%
	National Financial Services, LLC	19.68%

Tactical Growth Class C	Pershing, LLC	48.88%
	National Financial Services, LLC	15.33%
	LPL Financial Services	14.93%
	R.B.C. Capital Markets Corp.	5.40%

Real Estate Investor Class	Charles Schwab & Co., Inc.	70.29%
	National Financial Services, LLC	13.26%

Real Estate Institutional Class	D.F.E. Asset Management	89.44%
	Charles Schwab & Co., Inc.	5.68%

Real Estate Class A	Pershing, LLC	25.28%
	LPL Financial Services	15.35%
	National Financial Services, LLC	10.78%

Real Estate Class C	Pershing, LLC	31.70%
	LPL Financial Services	13.13%
	National Financial Services, LLC	11.71%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

167	December 31, 2009

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2009, excluding U.S. Government Obligations and temporary short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Emerging Markets	$363,211,187	$213,425,339
International Equity	11,544,468	33,194,992
International Small Companies	532,066,092	573,344,175
Large Cap	22,681,949	23,615,635
Banking and Finance	21,802,283	44,012,353
Growth	109,273,348	138,398,429
Legato	6,710,063	1,809,501
Long/Short Credit Analysis	268,291,946	178,355,300
International Fixed Income	13,196,297	13,181,339
Tactical Growth	158,698,660	134,996,569
Real Estate	14,857,193	17,657,156

Investment transactions in U.S. Government Obligations for the year ended December 31, 2009 were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Emerging Markets	$2,715,898	$2,688,188

9. Tax Basis Information

Reclassifications: At December 31, 2009, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Emerging Markets	$(1,517,003)	$(258,262)	$1,775,265
International Equity	—	(15,791)	15,791
International Small Companies	—	348,508	(348,508)
Large Cap	(107)	107	—
Banking and Finance	(37,292)	37,292	—
Growth	(918,532)	918,532	—
Legato	(58,634)	58,634	—
Long/Short Credit Analysis	(3,912)	(104,708)	108,620
International Fixed Income	—	(58,244)	58,244
Tactical Growth Fund	(354,439)	354,439	—
Real Estate	6,876,487	1,055	(6,877,542)

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Banking and Finance Fund	$37,292
Growth Fund	918,532
Legato Fund	58,634
Tactical Growth Fund	278,214

December 31, 2009	168

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2009, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION / (DEPRECIATION)
Emerging Markets	$259,119,820	$70,418,332	$(2,506,345)	$67,911,987
International Equity	3,980,160	1,204,015	(44,870)	1,159,145
International Small Companies	481,595,519	86,603,984	(34,158,959)	52,445,025
Large Cap	13,046,112	2,029,545	(320,377)	1,709,168
Banking and Finance	36,480,939	6,641,860	(3,599,954)	3,041,906
Growth	76,794,189	25,502,714	(2,029,463)	23,473,251
Legato	10,425,346	2,539,905	(638,054)	1,901,851
Long/Short Credit Analysis	131,582,438	6,317,134	(1,482,358)	4,834,776
International Fixed Income	24,270,118	2,170,809	(657,403)	1,513,406
Tactical Growth	184,211,935	89,194	(5,162)	84,032
Real Estate	28,233,812	8,333,459	(1,864,028)	6,469,431

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Funds elected to defer capital losses and currency losses occurring between November 1, 2009 and December 31, 2009 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Emerging Markets	—	$(15,121)
International Equity	—	(6,282)
International Small Companies	$(4,170,788)	—
Banking and Finance	(821,938)	—
Legato	(89,725)	—
International Fixed Income	(3,381)	—
Real Estate	(283,762)	—

Capital Loss Carryforwards: As of December 31, 2009 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2015	2016		2017
Emerging Markets	—	$(28,419,457)		—
International Equity	—	(11,897,887)		$(22,205,160)
International Small Companies	—	(102,744,499)		(179,253,577)
Large Cap	$(46,757)	(896,852)		(3,054,879)
Banking and Finance	—	(2,636,665)		(13,757,241)
Growth	—	(12,382,608)		(14,293,135)
Legato	—	—		(427,033)
Long/Short Credit Analysis	—	(252,133)		—
International Fixed Income	—	(291,414)		(73,110)
Tactical Growth	—	—		(223,792)
Real Estate	—	(4,686,305	)(a)	(7,330,430	)(a)

(a) Subject to limitations under §382.

169	December 31, 2009

Notes to Financial Statements

During the year ended December 31, 2009, the Emerging Markets Fund and the Long/Short Credit Analysis Fund utilized capital loss carryovers of $498,688 and $3,527,597, respectively.

Tax Basis of Distributable Earnings: At December 31, 2009 the following components of accumulated earnings on a tax basis were as follows:

	EMERGING MARKETS FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL SMALL COMPANIES FUND
Post-October losses	$(15,121)	$(6,282)	$(4,170,788)
Accumulated capital loss carryforwards	(28,419,457)	(34,103,047)	(281,998,076)
Undistributed ordinary income	1,896,754	206,459	292,308
Net unrealized appreciation/ (depreciation) of F/X	39,899	1,863	(16,642)
Net unrealized appreciation on investments	67,911,987	1,159,145	52,445,025
Other cumulative effect of timing differences	(20,700)	—	—

Total distributable earnings	$41,393,362	$(32,741,862)	$(233,448,173)

	LARGE CAP FUND	BANKING AND FINANCE FUND	GROWTH FUND	LEGATO FUND
Post-October losses	—	$(821,938)	—	$(89,725)
Accumulated capital loss carryforwards	$(3,998,488)	(16,393,906)	$(26,675,743)	(427,033)
Undistributed ordinary income	324	—	—	—
Net unrealized appreciation on investments	1,709,168	3,041,906	23,473,251	1,901,851

Total distributable earnings	$(2,288,996)	$(14,173,938)	$(3,202,492)	$1,385,093

	LONG/SHORT CREDIT ANALYSIS FUND	INTERNATIONAL FIXED INCOME FUND	TACTICAL GROWTH FUND	REAL ESTATE FUND
Post-October losses	—	$(3,381)	—	$(283,762)
Accumulated capital loss carryforwards	$(252,133)	(364,524)	$(223,792)	(12,016,735)
Undistributed ordinary income	34,009	10,754	—	—
Net unrealized appreciation/ (depreciation) of F/X/Short Sales/Futures	524,454	(11,866)	209,193	—
Net unrealized appreciation on investments	4,834,776	1,513,406	84,032	6,469,431
Other cumulative effect of timing differences	(1,485)	(7,117)	(209,193)	30,244

Total distributable earnings	$5,139,621	$1,137,272	$(139,760)	$(5,800,822)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2009 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL
Emerging Markets	$2,799,994	—
International Equity	1,500,001	—
International Small Companies	6,380,001	—
Large Cap	101,000	—
Banking and Finance	55,503	—
Legato	—	$17,874
Long/Short Credit Analysis	3,196,628	—
International Fixed Income	972,633	—
Real Estate	600,104	—

December 31, 2009	170

Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2008 were as follows:

FUND	2008 ORDINARY INCOME TOTAL	2008 LONG-TERM CAPITAL TOTAL	2008 RETURN OF CAPITAL TOTAL
Emerging Markets	$866,132	$1,373,140	—
International Equity	1,177,165	273,541	—
International Small Companies	7,588,429	—	—
Large Cap	98,767	—	—
Banking and Finance	65,001	—	—
Growth	—	494,001	—
Legato	—	150,000	—
Long/Short Credit Analysis	1,262,568	—	—
International Fixed Income	1,131,895	—	—
Real Estate	634,325	273,123	$50,244

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Transactions

Reorganization of Forward Mini-Cap Fund into the Forward Small Cap Equity Fund: As of the close of business on June 26, 2009, the Forward Mini-Cap Fund was reorganized into the Forward Small Cap Equity Fund. The reorganization did not require approval by the shareholders of the Forward Mini-Cap Fund.

For additional details, please see the separate annual report for the Forward Small Cap Equity Fund for the year ended December 31, 2009.

Real Estate Fund Acquisition of Kensington Real Estate Securities Fund: On May 27, 2009, shareholders of the Kensington Real Estate Securities Fund (the “Acquired Fund”), a series of The Kensington Funds, approved the acquisition of the Kensington Real Estate Securities Fund by the Real Estate Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and principal investment strategies. As of the close of business on June 12, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the acquisition, the Acquiring Fund issued 109,891, 1,182,743 and 340,171 shares of Institutional Class, Class A and Class C, respectively, in exchange for net assets of the Acquired Fund valued at $798,443, $8,841,951 and $2,543,047, respectively. The investment portfolio of the Acquired Fund, with a fair value of $11,666,786 and identified cost of $11,005,704 at June 12, 2009, was the principal asset acquired by the Acquiring Fund. On June 15, 2009, the combined value of the Acquired Fund (which included realized losses of $(3,613,180) and unrealized appreciation of $661,082) and the Acquiring Fund was $29,541,687. Immediately prior to the merger, the net assets of the Acquiring Fund were $17,358,246. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforward totaled $14,477,590 for potential utilization and is subject to tax limitations.

171	December 31, 2009

Notes to Financial Statements

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net Investment Income	$817,650
Net Realized and Unrealized Gain on Investments	4,433,439

Net Increase in Net Assets Resulting from Operations	$5,251,089

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since June 12, 2009.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010 (the issuance date). Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2009.

At a meeting of the Board of Trustees held on February 3, 2010, the Trustees, including all the Independent Trustees, approved, on behalf of the Real Estate Fund, the termination of the Investment Sub-Advisory Agreement among Forward Management, the Trust and Uniplan, effective as of the close of business on February 28, 2010. Effective March 1, 2010, Forward Management will directly manage the Fund.

December 31, 2009	172

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund and Forward Real Estate Fund (formerly known as Forward Progressive Real Estate Fund) (the “Funds”) at December 31, 2009, the results of each of their operations for the period then ended, the changes in their net assets for each of the periods presented, the cash flows for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

March 1, 2010

173	December 31, 2009

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Legato Fund designates $17,874 as long-term capital gain dividends.

The Emerging Markets Fund, International Equity Fund, International Small Companies Fund, Large Cap Fund, Banking and Finance Fund, Long/Short Credit Analysis Fund and Real Estate Fund designate 53.41%, 59.53%, 77.61%, 100.00%, 100.00%, 0.06% and 87.00%, respectively, of the income dividends distributed between January 1, 2009 and December 31, 2009, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Large Cap Fund, Banking and Finance Fund and Long/Short Credit Analysis Fund designate 100.00%, 100.00% and 0.06%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Emerging Markets Fund, International Equity Fund and International Small Companies Fund designate $279,121, $86,359 and $877,299, respectively, as foreign taxes paid, and $3,480,069, $826,076 and $12,039,996, respectively, as foreign source income earned between January 1, 2009 and December 31, 2009.

During the year ended December 31, 2009, 83.50% of the dividend paid by the Long/Short Credit Analysis Fund from net investment income should be treated as tax-exempt dividends.

December 31, 2009	174

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on June 3, 2009, the Board including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the Amended and Restated Investment Management Agreement (the “New Series Advisory Agreement”) between Forward Management, LLC (“Forward Management”) and the Trust on behalf of the Forward Tactical Growth Fund (the “New Series”).

Also, at the June 3, 2009 meeting, the Board, including a majority of the Independent Trustees, approved an investment sub-advisory agreement among Forward Management, Broadmark Asset Management, LLC (the “New Series Sub-Advisor”) and the New Series (the “New Series Sub-Advisory Agreement” and together with the New Series Advisory Agreement, the “New Series Agreements”).

At an in-person meeting of the Board held on September 25, 2009, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Fixed Income Fund, Forward International Small Companies Fund, Forward Large Cap Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward Real Estate Fund, Forward Banking and Finance Fund and Forward Growth Fund (each a “Fund” and collectively, the “Funds”).

Also at the September 25, 2009 meeting, the Board, including a majority of Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreement(s)”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
Pictet Asset Management Limited	Forward International Small Companies Fund Forward Emerging Markets Fund
Pictet Asset Management SA	Forward International Fixed Income Fund
Forward Uniplan Advisors, Inc.	Forward Real Estate Fund
Netols Asset Management Inc.	Forward Legato Fund
Conestoga Capital Advisors, LLC	Forward Legato Fund
Riverbridge Partners, LLC	Forward Legato Fund
Emerald Mutual Fund Advisers Trust	Forward Growth Fund Forward Banking and Finance Fund
Cedar Ridge Partners, LLC	Forward Long/Short Credit Analysis Fund

In addition, at the September 25, 2009 meeting, the Board, including a majority of Independent Trustees, approved amendments to each of the Sub-Advisory Agreements among the Trust, Forward Management and Pictet Asset Management Limited on behalf of the Forward International Small Companies Fund and the Forward Emerging Markets Fund.

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements and New Series Agreements. In response, Forward Management, each Sub-Advisor and the New Series Sub-Advisor provided materials to the Board for its evaluation. In considering

175	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

whether to initially approve the New Series Agreement or approve the renewal of and/or amendment to the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management, the Sub-Advisors and the New Series Sub-Advisor; descriptions of Forward Management’s, each Sub-Advisor’s and the New Series Sub-Advisor’s compliance programs; portfolio trading practices; information about the personnel providing, or to provide, investment management and administrative services to each Fund or the New Series; and the nature of services provided under the Agreements or to be provided under the New Series Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements and approving the New Series Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the International Equity Fund, Large Cap Equity Fund and cash component of the Emerging Markets Fund, which Forward Management directly manages without employing a sub-advisor.

In evaluating each of the Agreements and New Series Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management, each Sub-Advisor and the New Series Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management, each Sub-Advisor and the New Series Sub-Advisor from their relationships with the Funds or New Series; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor or New Series Sub-Advisor from its relationship with the Funds or New Series, such as soft dollar arrangements. The Board also considered the ability of Forward Management, each Sub-Advisor and the New Series Sub-Advisor to provide an appropriate level of support and resources to the Funds or New Series and whether Forward Management, each Sub-Advisor and the New Series Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management, each Sub-Advisor and the

December 31, 2009	176

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

New Series Sub-Advisor as it relates to their ability to provide services to the Funds or New Series.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement and New Series Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement and expected to be provided under the New Series Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and New Series and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds and New Series by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds and New Series. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds and New Series, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds and New Series in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements and New Series Sub-Advisory Agreement. The Board considered the benefits to shareholders of retaining or continuing to retain each Sub-Advisor, and retaining the New Series Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor and the New Series Sub-Advisor. The Board considered that each Sub-Advisor and the New Series Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided or expected to be provided to the Funds and New Series over both the short and long term and the organizational depth and stability of each Sub-Advisor and the New Series Sub-Advisor, including the background and experience of each Sub-Advisor’s and the New Series Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds and New Series by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also received a presentation from portfolio management personnel from the New Series Sub-Advisor and discussed with them investment results of accounts with a similar investment objective and strategy that are managed by such personnel.

177	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program and the proposed New Series Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and New Series Advisory Agreement, each of the Sub-Advisors under the respective Sub-Advisory Agreement and the New Series Sub-Advisor under the New Series Sub-Advisory Agreement.

Investment Performance

Existing Funds

In considering information about the Funds’ historical performance, the Board was provided with information contained in a Morningstar Ratings Analysis about the Funds’ historical performance, noting whether there were periods of underperformance and outperformance relative to the Funds’ peer group as well as its benchmark index over time. The Board was provided with a comparative analysis of the performance of the Funds relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Legato Fund outperformed its peer group median during the one- and three- year periods ended June 30, 2009;

•	The International Equity Fund underperformed its peer group median during the one-, three-, five- and ten-year periods ended June 30, 2009;

•

The Small Companies Fund underperformed its peer group median during the one-, three- and five-year periods ended June 30, 2009 but outperformed its peer group median during the ten-year period ended June 30, 2009;

•	The Emerging Markets Fund outperformed its peer group median for the one-, three, five- and ten-year periods ended June 30, 2009;

•	The International Fixed Income Fund outperformed its peer group median for the one-year period ended June 30, 2009;

•	The Real Estate Fund underperformed its peer group median during the one-, three-, five-and ten-year periods ended June 30, 2009;

•	The Growth Fund underperformed its peer group median during the three-year period ended June 30, 2009, but performed comparably to its peer group median during the five-year period

December 31, 2009	178

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

ended June 30, 2009, and outperformed its peer group median for the one- and ten-year periods ended June 30, 2009;

•

The Banking and Finance Fund underperformed its peer group median for the one-, three-and five-year periods ended June 30, 2009, but outperformed its peer group median for the ten-year period ended June 30, 2009;

•	The Large Cap Fund outperformed its peer group median for the one-year period ended June 30, 2009; and

•	The Long/Short Fund outperformed its peer group median for the one-year period ended June 30, 2009.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

New Series

The Board considered information about the performance of an account managed by the New Series Sub-Advisor with a strategy similar to the strategy to be utilized by the New Series Sub-Advisor with respect to the New Series. The Board concluded that the New Series Sub-Advisor has the ability to provide high quality investment management services to the New Series over the long-term, subject to ongoing review of the New Series Sub-Advisor’s performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement and New Series Advisory Agreement. The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds and New Series, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary. The Board further noted that with respect to the New Series, it generally is difficult to estimate or

179	December 31, 2009

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

evaluate the expected profitability of newly organized funds, and that typically newly organized funds initially are not profitable to Forward Management.

The Board also considered information regarding the investment management fees charged to the Funds and expected to be charged to the New Series by Forward Management and operating expense comparisons for each Fund and the New Series meaningfully compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds and New Series were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to compare the fees charged to the Funds or to be charged to the New Series with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and the New Series Sub-Advisor and that overall expense ratios of certain of the Funds are currently limited and overall expense ratios of the New Series will be limited by Forward Management pursuant to contractual expense limitation agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds and expected profitability with respect to the New Series was not excessive and that the advisory fees charged to each Fund and to be charged to the New Series were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements and New Series Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisors and to be paid to the New Series Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisors and New Series Sub-Advisor to their other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor and the New Series Sub-Advisor.

The Board considered the operating results and financial condition of each Sub-Advisor and the New Series Sub-Advisor based on the financial information each Sub-Advisor and the New Series Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement or expected profitability of the New Series Sub-Advisory Agreement because each of the Sub-Advisors and the New Series Sub-Advisor managed assets other than the Funds or New Series or have multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s and the New Series Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement and the New Series Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability and the New Series Sub-Advisor’s expected profitability with respect to the relevant Fund or New Series was not excessive and that the sub-advisory fees charged to each Fund or to be charged to the New Series were reasonable in light of the services provided or expected to be provided to each Fund or the New Series.

December 31, 2009	180

Approval of the Investment Management Agreements and Investment Sub-advisory Agreements (Unaudited)

Economies of scale

The Board considered the potential of Forward Management and the Funds or New Series to experience economies of scale as the Funds or New Series grow in size but recognized that the current asset levels of certain of the Funds and the New Series (at the outset) do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized those funds at smaller asset levels. The Board noted that the Advisory Agreement for most of the Funds reflect breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements and New Series Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds and proposed relationship with the New Series, including the fees paid by the Funds and to be paid by the New Series to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ and New Series’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds and proposed relationship with the New Series include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds and the New Series Sub-Advisor from its proposed relationship with the New Series, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and each Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors and New Series Sub-Advisor as a result of the Sub-Advisors’ and New Series Sub-Advisor’s relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor or New Series Sub-Advisor from its relationship with the Funds or New Series included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements and the New Series Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal and/or amendment to the Advisory Agreement and each Sub-Advisory Agreement as applicable and the approval of the New Series Advisory Agreement and New Series Sub-Advisory Agreement is in the best interests of each respective Fund or New Series and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement and the approval of the New Series Advisory Agreement and New Series Sub-Advisory Agreement.

181	December 31, 2009

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800)999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 62	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	33	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 73	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2009	182

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 79	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	33	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund, (1994 to present); Trustee, Wilshire VIT Funds (2005 to 2007).

Cecilia H. Herbert Age: 60	Trustee	Since 2009+	President of the Board of Catholic Charities CYO (since 2007); Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006-2008).		Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005).

183	December 31, 2009

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 47	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC, an investment services company (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	33	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

December 31, 2009	184

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 60	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 62	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 61	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

Robert S. Naka 433 California Street 11th Floor San Francisco, CA 94104 Age: 46	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

185	December 31, 2009

Shareholder Voting Results (Unaudited)

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Ballot

The undersigned holder of capital stock of each Fund of the Forward Funds, or duly authorized proxy or proxies for a holder or holders of said stock (as evidenced by an executed proxy delivered to the Inspector of Election), hereby votes:

For approval of the election of two Trustees who are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Non-Interested Trustees”). The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

The purpose of this Proposal is to elect two Trustees to the Board as follows:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Votes in favor represented 99.53% of total votes

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

Votes in favor represented 99.55% of total votes

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Board of Inspector of Election

To the Secretary of the Special Meeting of Shareholders of the Forward Funds: I, the undersigned Inspector of Election, having been duly authorized and qualified, do report and certify as to the Special Meeting of Shareholders of the Forward Funds held at 433 California Street, 11th Floor, San Francisco, California 94104, on November 9, 2009 at 9:00 a.m., Pacific Time, that:

Forward Funds

1. Out of 1,025,641,987 shares of Common Stock of the Forward Funds outstanding and entitled to vote at said meeting, a total of 616,932,609 shares of said stock were represented either in person or by proxy.

2. Upon a vote by holders of the shares of Common Stock of the Forward Funds, the election of Trustees of the Forward Funds, be, and is hereby, approved. The following votes were cast:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

December 31, 2009	186

Investment Advisor
Forward Management, LLC

Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

FORWARDFUNDS

Emerging Markets
Forward Emerging Markets Fund

Core
Forward Large Cap Equity Fund

Mixed Sources
Product group from well-managed forests, controlled sources and recycled wood or fiber
FSC

Printed on recycled paper using soy-based inks.

FWD002351 030111

FORWARD FUNDS

Annual Report

December 31, 2009

Forward Small Cap Equity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc., P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2009

1

Shareholder Update	December 31, 2009

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

I recently read a market commentary that stated the ‘easy money’ has been made in the stock and bond markets. I couldn’t disagree more. I believe that the hardest money investors have ever made was over the past twelve harrowing months. While it took a high degree of fortitude to remain invested, as we look forward, there is an emerging sense that the markets have stabilized and rebounded.

As we look out over the investment and economic landscape, we believe the preponderance of indicators are beginning to turn more positive. While many pundits agree that the global economy and capital markets are recovering, what remains in doubt is the shape of the recovery. The burning question remains—what is the shape of things to come?

There are those who argue persuasively that we have entered a ‘new normal’ where the forces of the deleveraging process will be marked by a long-term desire to minimize debt rather than to maximize profits, consumption or growth. They project a dour view of paltry economic growth as far as the eye can see.

Then there are those who argue convincingly that history has shown the deeper the economic pullback, the more dynamic the rebound. They claim that deep inventory reductions coupled with pent up demand from foregone consumption, combined with fiscal and monetary stimulus, create a powerful force that catapults economic activity and corporate profits to unforeseen levels of robust growth.

The question of what comes next becomes even more confusing when it is complicated by divergent views on government deficits, currency movements, inflation threats and the forces of demographic shifts as well as globalization of trade and competition. I believe that attempting to predict the outcome of these different scenarios with any kind of certainty is fraught with peril. No doubt there will be fits and starts to the signs of recovery, as well as confirming data and non confirming data validating or invalidating these various prognostications.

At Forward, we believe that a reasoned approach to diversification is the best way to proceed. We have always maintained that asset allocation with non-correlated asset classes is the best way to maintain a strong portfolio. Coming out of a distressed period, it would be reasonable to expect to see diversification benefits improve as correlations across asset classes decline to more normal patterns. As the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles.

We remain focused on asset classes that will benefit from the continued recovery, as well as overall global growth. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

This year was a year of growth for Forward Funds. In June, we added the Kensington Funds to the Forward Funds family. These four funds—Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund—complement Forward’s extensive roster of funds and offer investors further opportunities to diversify their portfolios with income-oriented products. The portfolio management teams have built deep expertise in global real estate and infrastructure—the Global Infrastructure Fund invests in companies that may benefit from economic stimulus packages and the Select Income Fund offers investors the potential to generate significant income with a focus on Real Estate Investment Trust preferred equities.

December 31, 2009	2

Additionally, our ongoing conversations with investment professionals have uncovered the need for products that allow investors to be more nimble and tactical in asset allocation decisions. In response, Forward launched the Forward Tactical Growth Fund which has broad latitude in being able to position itself long or short in response to changing market dynamics. We invite you to learn more about our new funds at www.forwardfunds.com.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2009, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

The statements and opinions expressed herein are those of the author and should not be considered investment advice.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The Forward Global Infrastructure Fund concentrates its investments in infrastructure-related entities and therefore has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The Fund may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

The Forward Select Income Fund, Forward Strategic Reality Fund and Forward International Real Estate Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility. The Funds may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

Foreign securities, especially emerging markets, will involve additional risks including exchange rate fluctuations, social and political instability, liquidity, greater volatility and less regulation.

The underlying investments of the Forward Tactical Growth Fund (such as ETFs, futures and options on securities and securities indexes) involve heightened risks related to liquidity, increased volatility and unfavorable fluctuations in currency values. The underlying international and real estate investments will also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Investors will indirectly bear the expenses of the Fund’s underlying investments. The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling and derivatives involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund.

The discussions concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Fund in the future, including the portfolio manager’s outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio manager’s expectations concerning certain future events and their expected impact on the Fund, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Fund. Actual events may cause adjustments in the portfolio manager’s strategies from those currently expected to be employed, and the outlook of the portfolio manager is subject to change.

The Forward Tactical Growth Fund was launched on September 14, 2009, and has a limited operating history.

Forward Funds are distributed by ALPS Distributors, Inc.

Not FDIC Insured/No Bank Guarantee/May Lose Value

* Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

3	December 31, 2009

Fund Commentary and Performance

Forward Small Cap Equity Fund

As of December 31, 2009

The Forward Small Cap Equity Fund’s best performing sectors for 2009 were Energy and Financial Services. The Fund also saw strong performance in the Consumer Discretionary and Technology sectors. Underperformance was driven by underweight exposure in Materials & Processing, and Producer Durables. Outperformance in the Financial Services sector was driven by avoiding low-quality banks and other highly-leveraged companies and investing in banks with the best management, asset quality, balance sheets, capital ratios, and reserves; investments in companies serving the capital markets, and exposure to well-financed REITs. We believe strongly capitalized banks will outperform lower quality banks in the long run although short coverings in early 2009 caused lower quality banks to outperform in the short term. Companies servicing the capital markets, such as asset managers, data providers, and brokerage firms outperformed the market and Financial sector.

For the year, the Forward Small Cap Equity Fund’s Investor Class shares returned 20.62% and its benchmark, the Russell 2000 Index, returned 27.17%.

Our outperformance in the Energy sector was attributable to our overweighting the Index and strong stock selection. Our strategy of buying the highest quality stocks within this sector, early in the year when prices were under extreme pressure, helped our outperformance.

In Consumer Discretionary, our investments in the quick-serve restaurants, discount and specialty retailers, recovering teen retailers, and business services outperformed. Our education stocks lagged during the year. Early in Q1 we purchased market leading, marquee growth retailers which usually sell at exorbitant multiples, anticipating their multiple recovery as investor confidence returned. Consumer confidence improved and investors looked toward stronger earnings growth and easier second half of 2009 and first half of 2010 earnings comparisons. Early signs of stabilization in retail sales, coupled with low relative valuations, led to price improvement in many of our retail and apparel stocks during the second half of 2009.

Technology stocks outperformed the overall market during 2009, as their balance sheets and leverage to an economic recovery were better than most companies. Our software and IT service providers contributed to our performance. An inventory restocking period helped boost the semiconductor-related stocks during the first quarter, and that outperformance continued through fourth quarter. We found good investments in companies that serve the “data center buildout” theme, and continued to look for stocks where earnings expectations were depressed, presumably creating a greater likelihood of upside surprise. We saw strong performance in our telecom-related stocks, cyclically-oriented technology stocks, and software stocks which would benefit from economic recovery while the valuation on current earnings was reasonable.

We performed in-line with the index in the Health Care sector for the year. We were underweight in the Health Care sector for the majority of 2009. The volatility of the health care industry during the first quarter of 2009 was high due to complete uncertainty about the proposed Obama health care bill. With the reform of health care very uncertain in 2009, we opted to invest in firms that would be part of the solution to high health care costs, firms which would enable personalized medicine to become a reality, and firms with recurring revenue business models not dependent on hospital capital equipment spending, and lastly, firms which provide the information backbone of claims processing. During the

December 31, 2009	4

second half of 2009, as the concept of health care reform began to take shape, our investments in firms that take medical costs out of the system performed well. We continued to hold firms with good balance sheets and recurring revenue models. As clarity around national health care reform began to take shape, the Fund increased its weighting in the Health Care sector during the third and fourth quarters focusing on companies providing electronic medical record-keeping and claims processing, point-of-care diagnostics, labor-saving medical innovations, and pharmacy benefit managers.

Our Materials & Processing stocks underperformed for the year. We lagged during the year due to our underweighting of basic materials—steel, chemicals and paper; however, we started increasing our weighting during the fourth quarter and will continue to do so into the first quarter of 2010, focusing on beneficiaries of “stimulus” spending, aerospace, and industrial recovery.

We were underweight in the Producer Durables sector for the majority of 2009, which hindered our performance. However, we added to our positions during the fourth quarter, focusing on companies where fundamentals are directed less by capacity-driven demand, and focusing on companies dependent on capacity utilization/industrial production. We believe our stocks are well-positioned for earnings growth, above the market averages. Our holdings included market leaders with strong balance sheets, and strong cash flow. We are focused on investments in the aerospace market, alternative energy, stimulus construction, defense spending and international markets.

Irene G. Hoover, CFA*

Portfolio Manager

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses, or taxes.

It is not possible to invest directly in an index.

Valuation is the process of determining the value of an asset or company.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Asset allocation does not protect against risk or assure profit. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

* Irene G. Hoover has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

5	December 31, 2009

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	6

Forward Small Cap Equity Fund

Forward Small Cap Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Investor Class	20.62%	-1.09%	4.74%	6.06%	10/01/98

Institutional Class	21.10%	-0.74%	N/A	4.50%	06/06/02

Class A (load adjusted)(b)	13.74%	N/A	N/A	-0.80%	05/02/05

Class A (without load)(c)	20.65%	N/A	N/A	0.47%	05/02/05

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Asset allocation does not protect against risk or assure profit. There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

7	December 31, 2009

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2009 and September 30, 2009. The Fund Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2009	8

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD SMALL CAP EQUITY FUND
Investor Class
Actual	$1,000.00	$1,174.80	1.74%	$9.54

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$1,178.60	1.40%	$7.69

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$1,176.10	1.79%	$9.82

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

(a) Annualized, based on the Portfolio’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

9	December 31, 2009

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.83%
Consumer Discretionary: 18.76%

210,400	AnnTaylor Stores Corp.(a)	$2,869,856

223,300	BJ‘s Restaurants, Inc.(a)	4,202,506

55,700	Buffalo Wild Wings, Inc.(a)	2,243,039

94,500	Carter‘s, Inc.(a)	2,480,625

167,500	Chico‘s FAS, Inc.(a)	2,353,375

44,700	Chipotle Mexican Grill, Inc., Class A(a)	3,940,752

158,100	DG FastChannel, Inc.(a)	4,415,733

159,200	Dick‘s Sporting Goods, Inc.(a)	3,959,304

133,800	Education Management Corp.(a)	2,944,938

79,200	Guess ?, Inc.	3,350,160

107,000	hhgregg, Inc.(a)	2,357,210

129,900	J. Crew Group, Inc.(a)	5,811,726

77,500	Monro Muffler Brake, Inc.	2,591,600

164,000	Nu Skin Enterprises, Inc., Class A	4,406,680

200,100	NutriSystem, Inc.	6,237,117

70,700	Panera Bread Co., Class A(a)	4,734,779

178,500	Texas Roadhouse, Inc., Class A(a)	2,004,555

40,100	Tractor Supply Co.(a)	2,123,696

131,400	Urban Outfitters, Inc.(a)	4,597,686

65,900	Vail Resorts, Inc.(a)	2,491,020

126,100	Vitamin Shoppe, Inc.(a)	2,804,464

121,000	Volcom, Inc.(a)	2,025,540

170,500	Williams-Sonoma, Inc.	3,542,990

		78,489,351

Consumer Staples: 3.44%

115,600	Diamond Foods, Inc.	4,108,424

84,800	Flowers Foods, Inc.	2,014,848

115,800	The Hain Celestial Group, Inc.(a)	1,969,758

96,900	Peet‘s Coffee & Tea, Inc.(a)	3,229,677

114,100	United Natural Foods, Inc.(a)	3,051,034

		14,373,741

Energy: 10.25%

110,500	Atwood Oceanics, Inc.(a)	3,961,425

118,100	Bill Barrett Corp.(a)	3,674,091

Shares		Value (Note 2)

78,700	Cabot Oil & Gas Corp.	$3,430,533

72,700	Comstock Resources, Inc.(a)	2,949,439

98,600	Concho Resources, Inc.(a)	4,427,140

124,200	EXCO Resources, Inc.	2,636,766

82,400	Helmerich & Payne, Inc.	3,286,112

296,100	Key Energy Services, Inc.(a)	2,602,719

164,900	Quicksilver Resources, Inc.(a)	2,475,149

88,100	St. Mary Land & Exploration Co.	3,016,544

178,400	Superior Energy Services, Inc.(a)	4,333,336

208,400	TETRA Technologies, Inc.(a)	2,309,072

89,200	Unit Corp.(a)	3,791,000

		42,893,326

Financial Services: 16.66%

95,100	Advent Software, Inc.(a)	3,873,423

59,500	Affiliated Managers Group, Inc.(a)	4,007,325

69,100	Alexandria Real Estate Equities, Inc.	4,442,439

87,900	Corporate Office Properties Trust	3,219,777

238,600	CyberSource Corp.(a)	4,798,246

71,300	Digital Realty Trust, Inc.	3,584,964

165,600	Douglas Emmett, Inc.	2,359,800

65,700	FactSet Research Systems, Inc.	4,327,659

47,500	Greenhill & Co., Inc.	3,811,400

76,000	Jones Lang LaSalle, Inc.	4,590,400

80,200	KBW, Inc.(a)	2,194,272

77,400	Morningstar, Inc.(a)	3,741,516

65,000	Piper Jaffray Cos., Inc.(a)	3,289,650

92,100	Prosperity Bancshares, Inc.	3,727,287

161,000	Raymond James Financial, Inc.	3,826,970

71,800	Signature Bank(a)	2,290,420

40,900	Stifel Financial Corp.(a)	2,422,916

67,000	Tanger Factory Outlet Centers, Inc.	2,612,330

215,700	Waddell & Reed Financial, Inc., Class A	6,587,478

		69,708,272

December 31, 2009	10	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)
Health Care: 13.15%

85,700	Abaxis, Inc.(a)	$2,189,635

125,000	Allscripts-Misys Healthcare Solutions, Inc.(a)	2,528,750

47,000	Amedisys, Inc.(a)	2,282,320

112,300	Bio-Reference Labs, Inc.(a)	4,401,037

145,700	Catalyst Health Solutions, Inc.(a)	5,313,679

64,300	Computer Programs & Systems, Inc.	2,961,015

81,200	Eurand NV(a)	1,047,480

112,200	HMS Holdings Corp.(a)	5,463,018

117,700	Inverness Medical Innovations, Inc.(a)	4,885,727

117,300	IPC The Hospitalist Co., Inc.(a)	3,900,225

82,000	MEDNAX, Inc.(a)	4,929,840

122,100	Merit Medical Systems, Inc.(a)	2,355,309

55,100	Myriad Genetics, Inc.(a)	1,438,110

129,400	Phase Forward, Inc.(a)	1,986,290

35,500	Quality Systems, Inc.	2,229,045

109,000	Sirona Dental Systems, Inc.(a)	3,459,660

70,800	Thoratec Corp.(a)	1,905,936

65,500	Zoll Medical Corp.(a)	1,750,160

		55,027,236

Materials & Processing: 2.95%

223,500	Hexcel Corp.(a)	2,901,030

81,600	Kaiser Aluminum Corp.	3,396,192

112,100	Kaydon Corp.	4,008,696

42,700	Schnitzer Steel Industries, Inc., Class A	2,036,790

		12,342,708

Producer Durables: 16.03%

87,200	AAR Corp.(a)	2,003,856

34,700	Clean Harbors, Inc.(a)	2,068,467

66,500	Copart, Inc.(a)	2,435,895

69,800	Graco, Inc.	1,994,186

247,400	GrafTech International, Ltd.(a)	3,847,070

137,613	Healthcare Services Group, Inc.	2,953,175

181,300	Insituform Technologies, Inc., Class A(a)	4,119,136

66,500	Itron, Inc.(a)	4,493,405

Shares		Value (Note 2)

120,900	Kennametal, Inc.	$3,133,728

188,100	Korn/Ferry International(a)	3,103,650

30,000	MAXIMUS, Inc.	1,500,000

274,100	Monster Worldwide, Inc.(a)	4,769,340

73,200	Moog, Inc., Class A(a)	2,139,636

223,400	Navigant Consulting, Inc.(a)	3,319,724

142,100	Orion Marine Group, Inc.(a)	2,992,626

68,900	Pentair, Inc.	2,225,470

212,100	Sykes Enterprises, Inc.(a)	5,402,187

122,000	Tetra Tech, Inc.(a)	3,314,740

103,200	Tutor Perini Corp.(a)	1,865,856

81,900	Wabtec Corp.	3,344,796

47,600	Watson Wyatt Worldwide, Inc., Class A	2,261,952

146,100	Woodward Governor Co.	3,764,997

		67,053,892

Technology: 16.83%

254,300	Acxiom Corp.(a)	3,412,706

44,700	American Science & Engineering, Inc.	3,390,048

101,600	Blackboard, Inc.(a)	4,611,624

211,700	Blue Coat Systems, Inc.(a)	6,041,918

150,800	Bottomline Technologies, Inc.(a)	2,649,556

144,700	CommScope, Inc.(a)	3,838,891

201,500	Compellent Technologies, Inc.(a)	4,570,020

205,300	Intersil Corp., Class A	3,149,302

212,800	LogMeIn, Inc.(a)	4,245,360

144,500	MICROS Systems, Inc.(a)	4,483,835

229,100	NETGEAR, Inc.(a)	4,969,179

245,300	Netscout Systems, Inc.(a)	3,591,192

72,400	Rovi Corp.(a)	2,307,388

108,700	Silicon Laboratories, Inc.(a)	5,254,558

94,000	Solera Holdings, Inc.	3,384,940

113,100	SXC Health Solutions Corp.(a)	6,101,745

220,600	Tyler Technologies, Inc.(a)	4,392,146

		70,394,408

See Notes to Financial Statements	11	December 31, 2009

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)
Utilities: 0.76%

138,700	Neutral Tandem, Inc.(a)	$3,155,425

	Total Common Stocks (Cost $320,687,380)	413,438,359

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.91%
$3,793,445	Citibank—New York 0.030%, due 01/04/10	3,793,445

	Total Short-Term Bank Debt Instruments (Cost $3,793,445)	3,793,445

	Total Investments: 99.74% (Cost $324,480,825)	417,231,804

	Net Other Assets and Liabilities: 0.26%	1,092,559

	Net Assets: 100.00%	$418,324,363

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2009	12	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD SMALL CAP EQUITY FUND
ASSETS:
Investments, at value	$417,231,804
Receivable for investments sold	3,060,724
Receivable for shares sold	354,389
Interest and dividends receivable	214,697
Other assets	53,299

Total Assets	420,914,913

LIABILITIES:
Payable for investments purchased	1,800,159
Payable for shares redeemed	262,260
Payable to advisor	367,965
Payable for distribution and service fees	58,165
Payable to trustees	2,456
Payable for chief compliance officer fee	2,011
Accrued expenses and other liabilities	97,534

Total Liabilities	2,590,550

NET ASSETS	$418,324,363

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$509,632,976
Accumulated net investment income	20,645
Accumulated net realized loss on investments	(184,080,237)
Net unrealized appreciation on investments	92,750,979

TOTAL NET ASSETS	$418,324,363

INVESTMENTS, AT COST	$324,480,825

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.45
Net Assets	$194,145,549
Shares of beneficial interest outstanding	13,431,326
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.98
Net Assets	$221,889,842
Shares of beneficial interest outstanding	14,816,075
Class A:
Net Asset Value, offering and redemption price per share	$14.49
Net Assets	$2,288,972
Shares of beneficial interest outstanding	157,961
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.37

See Notes to Financial Statements	13	December 31, 2009

Statement of Operations

For the Year Ended December 31, 2009

FORWARD SMALL CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$5,231
Dividends	2,389,240
Foreign taxes withheld	(1,662)

Total Investment Income	2,392,809

EXPENSES:
Investment advisory fee	3,916,207
Administration fee	258,175
Custodian fee	27,941
Legal and audit fee	82,105
Transfer agent fee	421,435
Trustees‘ fees and expenses	9,950
Registration/filing fees	26,245
Reports to shareholder and printing fees	115,580
Distribution and service fees
Investor Class	680,287
Class A	11,681
ReFlow fees (Note 2)	13,906
Chief compliance officer fee	30,269
Other	136,315

Total expenses	5,730,096

NET INVESTMENT LOSS:	(3,337,287)

Net realized loss on investments	(2,740,868)
Net change in unrealized appreciation on investments	79,425,418

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	76,684,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,347,263

December 31, 2009	14	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment loss	$(3,337,287)	$(2,334,230)
Net realized loss on investments	(2,740,868)	(159,629,883)
Net change in unrealized appreciation/(depreciation) on investments	79,425,418	(64,887,240)

Net increase/(decrease) in net assets resulting from operations	73,347,263	(226,851,353)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	—	(658,693)
Institutional Class	—	(445,669)
Class A	—	(14,937)

Total distributions	—	(1,119,299)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	62,483,008	95,030,108
Issued to shareholders in reinvestment of distributions	—	577,403
Cost of shares redeemed	(111,777,705)	(139,931,255)
Acquisition (Note 11)	4,839,602	—

Net decrease from share transactions	(44,455,095)	(44,323,744)

Institutional Class
Proceeds from sale of shares	85,225,777	113,576,735
Issued to shareholders in reinvestment of distributions	—	440,730
Cost of shares redeemed	(60,714,239)	(65,974,983)
Acquisition (Note 11)	18,778,096	—

Net increase from share transactions	43,289,634	48,042,482

Class A
Proceeds from sale of shares	922,102	4,225,380
Issued to shareholders in reinvestment of distributions	—	9,119
Cost of shares redeemed	(3,732,639)	(7,154,591)

Net decrease from share transactions	(2,810,537)	(2,920,092)

Net increase/(decrease) in net assets	$69,371,265	$(227,172,006)

NET ASSETS:
Beginning of period	348,953,098	576,125,104

End of period (including accumulated net investment income of $20,645 and $0, respectively)	$418,324,363	$348,953,098

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,039,026	5,911,298
Distributions reinvested	—	49,435
Redeemed	(8,938,927)	(8,631,923)
Acquisition (Note 11)	393,713	—

Net decrease in shares outstanding	(3,506,188)	(2,671,190)

Institutional Class
Sold	6,665,507	7,017,362
Distributions reinvested	—	36,575
Redeemed	(4,763,804)	(4,434,797)
Acquisition (Note 11)	1,477,010	—

Net increase in shares outstanding	3,378,713	2,619,140

Class A
Sold	77,638	246,334
Distributions reinvested	—	779
Redeemed	(305,777)	(414,557)

Net decrease in shares outstanding	(228,139)	(167,444)

See Notes to Financial Statements	15	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$11.98	$19.71	$20.47		$19.40	$18.45
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.17)	(0.11)	(0.22)		(0.16)	(0.14)
Net realized and unrealized gain/(loss) on investments	2.64	(7.58)	1.76		1.96	1.91

Total from Investment Operations	2.47	(7.69)	1.54		1.80	1.77

LESS DISTRIBUTIONS:
From investment income	—	(0.04)	—		—	—
From capital gains	—	—	(2.30)		(0.75)	(0.82)

Total Distributions	—	(0.04)	(2.30)		(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(b)	0.02	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.47	(7.73)	(0.76)		1.07	0.95

NET ASSET VALUE, END OF PERIOD	$14.45	$11.98	$19.71		$20.47	$19.40

TOTAL RETURN	20.62%	(39.02)%	7.36%		9.34%	9.63%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$194,146	$202,874	$386,404		$407,848	$323,125
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/ repayment of previously waived fees	(1.05)%	(0.60)%	(1.05)%		(0.79)%	(0.96)%
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.70%	1.65%	1.71	%(d)	1.69%	1.73	%(c)
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a		1.71%	1.98%
PORTFOLIO TURNOVER RATE	203%	313%	232%		210%	181%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(d) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2009	16	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.37	$20.27	$20.93		$19.77	$18.71
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.12)	(0.07)	(0.16)		(0.05)	(0.08)
Net realized and unrealized gain/(loss) on investments	2.73	(7.79)	1.80		1.95	1.96

Total from Investment Operations	2.61	(7.86)	1.64		1.90	1.88

LESS DISTRIBUTIONS:
From investment income	—	(0.04)	—		—	—
From capital gains	—	—	(2.30)		(0.75)	(0.82)

Total Distributions	—	(0.04)	(2.30)		(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(b)	0.01	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.61	(7.90)	(0.66)		1.16	1.06

NET ASSET VALUE, END OF PERIOD	$14.98	$12.37	$20.27		$20.93	$19.77

TOTAL RETURN	21.10%	(38.78)%	7.67%		9.63%	10.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$221,890	$141,442	$178,787		$139,716	$34,442
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/ repayment of previously waived fees	(0.72)%	(0.25)%	(0.70)%		(0.47)%	(0.53)%
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.36%	1.30%	1.37	%(c)	1.34%	1.34%
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a		1.39%	1.66%
PORTFOLIO TURNOVER RATE	203%	313%	232%		210%	181%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	17	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	PERIOD ENDED DECEMBER 31, 2005(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.01	$19.75	$20.49		$19.41	$17.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.65)	(0.22)	(0.28)		(0.22)	(0.10)
Net realized and unrealized gain/(loss) on investments	3.13	(7.48)	1.84		2.02	3.20

Total from Investment Operations	2.48	(7.70)	1.56		1.80	3.10

LESS DISTRIBUTIONS:
From investment income	—	(0.04)	—		—	—
From capital gains	—	—	(2.30)		(0.75)	(0.82)

Total Distributions	—	(0.04)	(2.30)		(0.75)	(0.82)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(c)	0.03	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.48	(7.74)	(0.74)		1.08	2.28

NET ASSET VALUE, END OF PERIOD	$14.49	$12.01	$19.75		$20.49	$19.41

TOTAL RETURN(d)	20.65%	(38.99)%	7.45%		9.39%	18.13	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,289	$4,637	$10,934		$14,379	$23,090
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/ repayment of previously waived fees	(1.02)%	(0.60)%	(0.96)%		(0.71)%	(0.82	)%(f)
Operating expenses including reimbursement/waiver/ repayment of previously waived fees	1.70%	1.61%	1.62	%(i)	1.59%	1.69	%(f)(g)
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a		1.59%	1.92	%(f)
PORTFOLIO TURNOVER RATE	203%	313%	232%		210%	181	%(h)

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) The Fund began offering Class A shares on May 2, 2005.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective July 1, 2005, the net expense limitation changed from 1.89% to 1.69%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2005.

(i) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2009	18	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2009, the Trust has 33 registered funds. This annual report describes one fund offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Small Cap Equity Fund (the “Fund”). The Fund seeks to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential.

The Fund offers Investor Class, Institutional Class and Class A shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A Shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A Shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with policies established by the Board of Trustees. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification: The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

19	December 31, 2009

Notes to Financial Statements

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2009.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is

December 31, 2009	20

Notes to Financial Statements

informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Stock Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world class commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2009, the Fund had no securities on loan and during

21	December 31, 2009

Notes to Financial Statements

the year ended December 31, 2009 there was no securities lending activity in the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks(a)	$413,438,359	—	—	$413,438,359
Short-Term Bank Debt Instruments	3,793,445	—	—	3,793,445

Total	$417,231,804	—	—	$417,231,804

(a) For detailed sector descriptions, see the accompanying Portfolio of Investments.

For the year ended December 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and

December 31, 2009	22

Notes to Financial Statements

paid annually for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REITs”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring

23	December 31, 2009

Notes to Financial Statements

portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2009 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2009, based on the Fund’s average daily net assets: 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million.

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million.

December 31, 2009	24

Notes to Financial Statements

Expense Limitations

In previous years, Forward Management had agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund would reimburse Forward Management for any fee waivers made by Forward Management, provided that any such reimbursements made by the Fund to Forward Management would not cause the Fund's expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement was made within three years after the expenses were incurred. During the year ended December 31, 2009, Forward Management had not agreed to limit the expenses of the Fund.

For the year ended December 31, 2009, there were no fee waivers or recoupment of previously waived fees for the Fund, except for the Forward Mini-Cap Fund for the period prior to the Fund Reorganization. (Note 11)

As of December 31, 2009, the balance of recoupable expenses for the Fund, including recoupable expenses from the reorganization of the Forward Mini-Cap Fund into the Fund, were as follows:

CLASS	2007	2008	2009	TOTAL
Investor Class	$8,745	$17,208	$6,652	$32,605
Institutional Class	109,803	170,351	28,313	308,467

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted Service and Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 which allow the Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares and up to 0.35% of the Fund’s average daily net assets attributable to Class A shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class, Institutional Class and Class A shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, and up to 0.20% of the Fund’s average daily net assets attributable to Class A shares.

The expenses of the Distribution Plans and Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Fund’s transfer agent and dividend paying agent.

BBH is the Fund’s custodian.

5. Trustee and Officer Fees

The Fund does not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2009, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Trust, on behalf of the Fund, pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular

25	December 31, 2009

Notes to Financial Statements

meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, reasonable expenses of the Board of Trustees are reimbursed by the Fund. The Trust receives no compensation from the Fund.

The Fund’s Chief Compliance Officer is employed by Forward Management. The Fund pays an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2009, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Charles Schwab & Co., Inc.	20.43%
	National Financial Services, LLC	17.43%
	New York Life & Trust Co.	11.78%
	SEI Private Trust Co.	9.55%
	Donaldson, Lufkin & Jenrette	7.53%

Institutional Class	Prudential Investment Management	61.07%
	Charles Schwab & Co., Inc.	14.08%
	Patterson & Co.	9.13%
	National Financial Services, LLC	5.72%

Class A	Pershing, LLC	35.45%
	Wilmington Trust Retirement and Institutional Services Co.	28.23%
	JPMorgan Chase Bank	7.95%
	Nationwide Trust Co.	5.26%

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding temporary short-term securities, were $736,780,979 and $761,735,135, respectively, during the year ended December 31, 2009.

December 31, 2009	26

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2009, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Increase Paid In-Capital	$8,896,055
Increase Accumulated Net Investment Income	3,357,932
Decrease Accumulated Net Realized Loss	(12,253,987)

Included in the amount reclassified was a net operating loss offset to Paid In-Capital of $3,335,327.

Tax Basis of Investments: As of December 31, 2009, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes were as follows:

Cost of Investments	$331,130,204
Gross Unrealized Appreciation	$88,647,809
Gross Unrealized Depreciation	(2,546,209)

Net Unrealized Appreciation	$86,101,600

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund elected to defer capital losses occurring between November 1, 2009 and December 31, 2009 in the amount of $0.

Capital Loss Carryforwards: As of December 31, 2009, the Fund had available for Federal income tax purposes unused capital losses of $1,277,033, which expire December 31, 2015, $99,466,625, which expire December 31, 2016 and $76,687,200, which expire December 31, 2017. The amounts are subject to limitations under §382.

Tax Basis of Distributable Earnings: At December 31, 2009, the following components of accumulated earnings on a tax basis were as follows:

Accumulated capital loss carryforwards	$(177,430,858)
Net unrealized appreciation on investments	86,101,600
Other cumulative effect of timing differences	20,645

Total distributable earnings	$(91,308,613)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The Fund did not pay any distributions during the year ended December 31, 2009.

The tax character of distributions paid during the year ended December 31, 2008, was characterized as follows:

Ordinary Income	$1,119,299
Long-Term Capital Gain	0

27	December 31, 2009

Notes to Financial Statements

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. Transactions

Reorganization of Forward Mini-Cap Fund into the Fund: On April 29, 2009, the Board of Trustees, including all of the Independent Trustees, approved a reorganization of the Forward Mini-Cap Fund (the “Acquired Fund”) into the Fund. The purpose of the transaction was to combine two funds managed by the Sub-Advisor with substantially the same investment objectives and principal investment strategies. The reorganization did not require approval by the shareholders of the Acquired Fund.

As of the close of business on June 26, 2009, the assets of the Acquired Fund were acquired by the Fund in exchange for shares of the Fund and the assumption by the Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Fund issued 1,477,010 and 393,713 shares of Institutional Class and Investor Class, respectively, in exchange for net assets of the Acquired Fund valued at $18,778,096 and $4,839,602, respectively. The investment portfolio of the Acquired Fund, with a fair value of $20,878,982 and identified cost of $17,163,354 at June 26, 2009, was the principal asset acquired by the Fund. On June 29, 2009, the combined value of the Acquired Fund (which included realized losses of $(1,919,025) and unrealized appreciation of $3,715,628) and the Fund was $382,213,035. Immediately prior to the merger, the net assets of the Fund were $358,595,337. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforward totaled $26,184,306 for potential utilization and is subject to tax limitations. The Fund’s pro forma results would not be materially different from the financial statements that are currently presented for the year ended December 31, 2009, therefore, the pro forma disclosure has been omitted.

12. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010 (the issuance date). This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

December 31, 2009	28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Small Cap Equity Fund (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

March 1, 2010

29	December 31, 2009

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gains dividends to designate.

December 31, 2009	30

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement and sub-advisory agreements for management of each the series of the Trust.

At an in-person meeting of the Board held on September 25, 2009, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management”) and the Trust on behalf of the Forward Small Cap Equity Fund (the “Fund”).

Also at the September 25, 2009 meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund. Forward Management employs the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund.

Collectively, the Advisory Agreement and Sub-Advisory Agreement are referred to herein as the “Agreements.”

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Fund, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of each Agreement, the Board also reviewed supplementary information, including: information related to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisor; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices; information about the personnel providing investment management and administrative services to the Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of

31	December 31, 2009

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

the Fund and the Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationship with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of investment management, supervision, support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Fund over both the short and long term and the organizational depth and resources of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel from the Sub-Advisor and has discussed investment results with such personnel. The Board also considered the

December 31, 2009	32

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Forward Management under the Advisory Agreement and of the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

In considering information about the Fund’s historical performance, the Board was provided with information contained in a Morningstar Rating Analysis about the Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to the Fund’s peer group as well as its benchmark index over time. The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also considered that the Sub-Advisor had served as a Sub-Advisor to the Fund since its inception. The Board also noted the need for the Sub-Advisor to adhere to its investment mandate, which could at times have an impact on the Fund’s performance.

The Board noted that, as a general matter, the Fund had periods of both underperformance and outperformance relative to comparable funds within its Morningstar category over time. Specifically, the Board noted that the Fund underperformed its peer group median for the one- and three-year periods ended June 30, 2009, performed comparably to its peer group median during the five-year period ended June 30, 2009, and outperformed its peer group median for the ten-year period ended June 30, 2009.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

The Board determined, after consideration of the performance and strategy for the Fund, that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to

33	December 31, 2009

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

the Fund, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust, for certain operating expenses that exceeded stated expense limits and that amounts waived or reimbursed by Forward Management in total have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors when necessary.

The Board also considered information regarding the investment management fee charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to the Fund were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust and that Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Fund with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Fund’s Sub-Advisor.

The Board concluded that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than the Fund and has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size. The Board concluded that, considering the size and operating history of the Fund and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate and that current asset levels do not provide significant economies of scale. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of

December 31, 2009	34

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

scale, and the appropriateness of advisory fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from the Advisor and the Sub-Advisor regarding its soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisor as a result of the Sub-Advisor’s relationship with the Trust. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement.

35	December 31, 2009

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800)999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 62	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	33	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 73	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2009	36

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 79	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	33	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund, (1994 to present); Trustee, Wilshire VIT Funds (2005 to 2007).

Cecilia H. Herbert Age: 60	Trustee	Since 2009+	President of the Board of Catholic Charities CYO (since 2007); Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006 - 2008).		Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005).

37	December 31, 2009

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 47	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC, an investment services company (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	33	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

December 31, 2009	38

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 60	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 62	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 61	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

Robert S. Naka 433 California Street 11th Floor San Francisco, CA 94104 Age: 46	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

39	December 31, 2009

Shareholder Voting Results (Unaudited)

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Ballot

The undersigned holder of capital stock of each Fund of the Forward Funds, or duly authorized proxy or proxies for a holder or holders of said stock (as evidenced by an executed proxy delivered to the Inspector of Election), hereby votes:

For approval of the election of two Trustees who are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Non-Interested Trustees”). The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

The purpose of this Proposal is to elect two Trustees to the Board as follows:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Votes in favor represented 99.53% of total votes

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

Votes in favor represented 99.55% of total votes

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Board of Inspector of Election

To the Secretary of the Special Meeting of Shareholders of the Forward Funds: I, the undersigned Inspector of Election, having been duly authorized and qualified, do report and certify as to the Special Meeting of Shareholders of the Forward Funds held at 433 California Street, 11th Floor, San Francisco, California 94104, on November 9, 2009 at 9:00 a.m., Pacific Time, that:

Forward Funds

1. Out of 1,025,641,987 shares of Common Stock of the Forward Funds outstanding and entitled to vote at said meeting, a total of 616,932,609 shares of said stock were represented either in person or by proxy.

2. Upon a vote by holders of the shares of Common Stock of the Forward Funds, the election of Trustees of the Forward Funds, be, and is hereby, approved. The following votes were cast:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

December 31, 2009	40

Investment Advisor
Forward Management, LLC

Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Counsel
Dechert LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

Custodian
Brown Brothers Harriman & Co.

Transfer Agent
ALPS Fund Services, Inc.

FORWARDFUNDS

Emerging Markets
Forward Emerging Markets Fund

Core
Forward Large Cap Equity Fund

Mixed Sources
Product group from well-managed forests, controlled sources and recycled wood or fiber
FSC www.fsc.org Cert no. SCS-COC-000648 © 1996 Forest Stewardship Council

SOYINK
Printed on recycled paper using soy-based inks.

FWD002352 030111

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2009

1

Shareholder Update	December 31, 2009

A MESSAGE FROM:	Jim O’ Donnell, CFA* Chief Investment Officer

Dear Shareholder:

I recently read a market commentary that stated the ‘easy money’ has been made in the stock and bond markets. I couldn’t disagree more. I believe that the hardest money investors have ever made was over the past twelve harrowing months. While it took a high degree of fortitude to remain invested, as we look forward, there is an emerging sense that the markets have stabilized and rebounded.

As we look out over the investment and economic landscape, we believe the preponderance of indicators are beginning to turn more positive. While many pundits agree that the global economy and capital markets are recovering, what remains in doubt is the shape of the recovery. The burning question remains—what is the shape of things to come?

There are those who argue persuasively that we have entered a ‘new normal’ where the forces of the deleveraging process will be marked by a long-term desire to minimize debt rather than to maximize profits, consumption or growth. They project a dour view of paltry economic growth as far as the eye can see.

Then there are those who argue convincingly that history has shown the deeper the economic pullback, the more dynamic the rebound. They claim that deep inventory reductions coupled with pent up demand from foregone consumption, combined with fiscal and monetary stimulus, create a powerful force that catapults economic activity and corporate profits to unforeseen levels of robust growth.

The question of what comes next becomes even more confusing when it is complicated by divergent views on government deficits, currency movements, inflation threats and the forces of demographic shifts as well as globalization of trade and competition. I believe that attempting to predict the outcome of these different scenarios with any kind of certainty is fraught with peril. No doubt there will be fits and starts to the signs of recovery, as well as confirming data and non confirming data validating or invalidating these various prognostications.

At Forward, we believe that a reasoned approach to diversification is the best way to proceed. We have always maintained that asset allocation with non-correlated asset classes is the best way to maintain a strong portfolio. Coming out of a distressed period, it would be reasonable to expect to see diversification benefits improve as correlations across asset classes decline to more normal patterns. As the dust settles, local markets and different asset classes typically return to their own unique rhythms and cycles.

We remain focused on asset classes that will benefit from the continued recovery, as well as overall global growth. Past experience has shown that diversifying across various return patterns and rebalancing assets to an identified level of tolerable risk benefits investors. Of course, discussion of an appropriate allocation of assets needs to include an assessment of one’s risk tolerance and time horizon, and we believe such an evaluation is best undertaken with a financial advisor or an investment professional.

This year was a year of growth for Forward Funds. In June, we added the Kensington Funds to the Forward Funds family. These four funds—Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund—complement Forward’s extensive roster of funds and offer investors further opportunities to diversify their portfolios with income-oriented products. The portfolio management teams have built deep expertise in global

December 31, 2009	2

real estate and infrastructure—the Global Infrastructure Fund invests in companies that may benefit from economic stimulus packages and the Select Income Fund offers investors the potential to generate significant income with a focus on Real Estate Investment Trust preferred equities.

Additionally, our ongoing conversations with investment professionals have uncovered the need for products that allow investors to be more nimble and tactical in asset allocation decisions. In response, Forward launched the Forward Tactical Growth Fund which has broad latitude in being able to position itself long or short in response to changing market dynamics. We invite you to learn more about our new funds at www.forwardfunds.com.

We remain deeply committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2009, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’ Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

The statements and opinions expressed herein are those of the author and should not be considered investment advice.

You should consider the investment objectives, risks, charges and expenses of the Forward Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 999-6809 or by downloading one from www.forwardfunds.com. It should be read carefully before investing.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results.

The Forward Global Infrastructure Fund concentrates its investments in infrastructure-related entities and therefore has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The Fund may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

The Forward Select Income Fund, Forward Strategic Reality Fund and Forward International Real Estate Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility. The Funds may invest in a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

Foreign securities, especially emerging markets, will involve additional risks including exchange rate fluctuations, social and political instability, liquidity, greater volatility and less regulation.

The underlying investments of the Forward Tactical Growth Fund (such as ETFs, futures and options on securities and securities indexes) involve heightened risks related to liquidity, increased volatility and unfavorable fluctuations in currency values. The underlying international and real estate investments will also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Investors will indirectly bear the expenses of the Fund’s underlying investments. The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling and derivatives involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

The Forward Tactical Growth Fund was launched on September 14, 2009, and has a limited operating history.

Forward Funds are distributed by ALPS Distributors, Inc.

Not FDIC Insured/No Bank Guarantee/May Lose Value

*	Jim O’ Donnell has carried the right to use the Chartered Financial Analyst designation. CFA Institute Marks are trademarks owned by the CFA Institute.

3	December 31, 2009

Fund Commentary and Performance

Forward Global Infrastructure Fund(a)

As of December 31, 2009

As 2009 came to a close, the macro picture continued to brighten during the last quarter of the year. Credit markets further improved and bond spreads continued to compress. Fundamentals in many industries began to show tangible signs of improvement, as year-over-year comparisons began to swing to the positive side, though it is worth noting that the comparison period became easier in the fourth quarter. This, in turn, helped to provide a more buoyant global GDP growth outlook. Risk appetite remained strong, as higher beta names generally turned in strong performances.

For the year, the Forward Global Infrastructure Fund’s Class A shares (without sales load) returned 29.53% and its benchmark, the S&P Global Infrastructure Index, returned 25.28%.

Relative outperformance in 2009 was driven by stock selection, offset to an extent by a negative allocation impact. Stock selection was strongly positive in the Energy and Utilities groups, offset to a smaller extent by weaker stock selection in the Transportation group. The allocation impact was negative for the year, owing primarily to cash balances.

The largest contributors to performance this year were Williams Cos. (WMB), Atlantia (ATL IM), Koninklijke Vopak (VPK NA), Abertis Infraestructuras (ABE IM), and Vinci (DG FP). The companies that detracted the most from 2009 performance were Central Japan Railway (9022 JP), Kamigumi (9364 JP), Schnitzer Steel Industries (SCHN), East Japan Railway (9020 JP), and Macquarie Infrastructure Group (MIG AU). The Forward Global Infrastructure Fund sold Central Japan Railway, Schnitzer Steel Industries and East Japan Railway during the year.

Energy Infrastructure holdings were particularly strong performers as we ended 2009. Commodity prices generally remained buoyant and natural gas, which has been a major laggard amidst the recovery in commodity prices, posted a very strong quarter as we entered the withdrawal season for natural gas storage with a high level of storage, but a greatly reduced rig count and an expectation of a better balance between supply and demand for the commodity. The Fund was overweight Energy relative to the benchmark, which resulted in a positive allocation effect; however stock selection among the group was slightly negative.

Transportation Infrastructure stocks also performed well, though the Fund was underweight the group relative to the benchmark, resulting in a negative allocation effect. Stock selection was positive within the Port group, but negative within the Airport and Toll Road groups. Fundamentals among all three groups were improving, and Toll Road volumes were the first to recover, with the fundamentals continuing to strengthen for these companies. Port operators have seen a stabilization of volumes in most cases, and a return to growth in a few instances. The fundamentals for Airport operators remain more challenged, but volumes have generally stabilized for the group, though growth generally appears challenged.

The performance of Utilities continued to lag the returns for Energy and Transportation. We remained underweight in the Utilities group during the last quarter of the year, which had a positive allocation impact, and stock selection within the group was also positive. Yields within the group are relatively attractive and valuations have improved, but the intermediate term growth rates appear quite challenged as companies continue to struggle through an environment with much lower prices. On the margin, however, fundamentals are improving coincident with rising natural gas prices and more

December 31, 2009	4

Forward Global Infrastructure Fund(a)

favorable global ISM readings. Relative to the benchmark throughout the quarter, we were overweight Utilities with water and clean energy exposure, areas where we expect to see substantial future investment.

The Fund had no exposure to Communication infrastructure companies as we ended the year. Related industries’ holdings included companies in the Construction & Engineering, Commercial and Passenger Railroads, Steel, Environmental Engineering, Construction & Farm Machinery and Heavy Electrical Equipment industries. These companies generally have attractive valuations relative to their fundamentals, while providing exposure to the build out of new infrastructure globally.

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

5	December 31, 2009

Forward Global Infrastructure Fund(a)

Weightings by Country as a Percentage of Net Assets

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	6

Forward Global Infrastructure Fund(a)

Forward Global Infrastructure Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	29.84%	-7.54%	06/29/07

Class A (load adjusted)(b)	22.05%	-9.96%	06/29/07

Class A (without load)(c)	29.53%	-7.80%	06/29/07

Class B (with CDSC)(d)	23.52%	-9.59%	06/29/07

Class B (without CDSC)(e)	28.52%	-8.52%	06/29/07

Class C (with CDSC)(f)	27.54%	-8.52%	06/29/07

Class C (without CDSC)(g)	28.54%	-8.52%	06/29/07

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

7	December 31, 2009

Fund Commentary and Performance

Forward International Real Estate Fund(a)

As of December 31, 2009

Last year was a turbulent year for global equities, and for international real estate stocks in particular. During the first quarter of 2009, widespread concerns about the health of the global banking system hit the capital-intensive property sector extremely hard, causing severe price declines. By late March, the worst of the panic subsided, and property stocks began a very strong rebound that lasted into the fourth quarter.

The Fund’s experience for the year is marked by the unprecedented events of the financial crisis—including government and Federal Reserve intervention in many banking and finance businesses and in the capital markets. From the vantage point of listed real estate companies—our team’s focus—the year was marked by substantial capital raising (approximately $35 billion in the United States and at least $40 billion overseas), the stabilizing of balance sheets, and the demonstration that public real estate companies have the wherewithal to weather well the soft operating environment and the effects of the recession.

No country or market was immune from the steep fall and subsequent rebound in international real estate stock prices, but by year-end there were stark differences. Overall, international real estate stocks in our benchmark index returned 44.6% in 2009. The top performers were Hong Kong/China and Singapore listed companies with total returns on 88.7% and 81.9%, respectively. Canada was not far behind at 78.2%, aided by strength in the Canadian dollar versus a decline in the U.S. dollar. Continental Europe also fared better than average at 47.0%. Last year’s laggards included Australia with 31.6% returns, the United Kingdom at 27.4% and finally Japan with a modest 1.5% return.

For the year, the Forward International Real Estate Fund’s Class A (without sales load) shares returned 36.10% and its benchmark, the FTSE EPRA/NAREIT Developed ex-U.S. Index, returned 44.56%.

While the Fund underperformed its benchmark, we are pleased with our performance during this challenging period. Notably, the Fund’s conservative stance helped it outperform during the crisis months. During the first quarter the Fund held above average cash holdings and overweight positions in high quality companies with the least risk of failure due to their strong balance sheets. But as the recovery began to take hold, the Fund lost ground as higher-risk and higher-leveraged recovery plays outperformed safer stocks during the second and third quarters.

In the fourth quarter, most international markets consolidated, or digested, the huge gains seen in the previous six months. Now we are moving back to more of a fundamentals-driven market, where relative valuations begin to make sense, growth prospects and management skill will matter again, and careful stock-picking can produce excess returns. The Fund outperformed during the fourth quarter in this more normal investing environment.

At year-end, the Fund’s portfolio of 96 holdings was very well diversified by geography, property type and also investment style. Hong Kong/China represented our largest holdings at 30% of the Fund, followed by Europe at 16% and Australia at 14%. Other major holdings include the UK at 11%, Japan 10%, Singapore 7% and Canada at 4%.

The FTSE EPRA/NAREIT Developed ex-U.S. Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. The index figures do not reflect any deduction for fees, expenses, or taxes. It is not possible to invest directly in an index.

December 31, 2009	8

Forward International Real Estate Fund(a)

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the Fund’s prospectus. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

9	December 31, 2009

Forward International Real Estate Fund(a)

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	10

Forward International Real Estate Fund(a)

Forward International Real Estate Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	36.49%	-6.21%	04/28/06

Class A (load adjusted)(b)	28.24%	-7.94%	04/28/06

Class A (without load)(c)	36.10%	-6.44%	04/28/06

Class B (with CDSC)(d)	30.09%	-7.77%	04/28/06

Class B (without CDSC)(e)	35.09%	-7.15%	04/28/06

Class C (with CDSC)(f)	34.06%	-7.14%	04/28/06

Class C (without CDSC)(g)	35.06%	-7.14%	04/28/06

(a) Prior to close the of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The FTSE EPRA/NAREIT Developed ex-U.S. Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors should be aware of the risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the Fund’s prospectus. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments. There is no guarantee that the investment objective will be achieved. Investments in foreign securities involve additional risks such as greater volatility and political, economic and currency risks and differences in accounting methods.

11	December 31, 2009

Fund Commentary and Performance

Forward Select Income Fund(a)

As of December 31, 2009

2009 was a year of strong income and volatility, as well as recovery in the prices of the Fund’s investments. The Fund’s experience for the year is marked by the unprecedented events of the financial crisis—including government and Federal Reserve intervention in many banking and finance businesses and in the capital markets. From the vantage point of listed real estate companies—our team’s focus—the year was marked by substantial capital raising (approximately $35 billion), the stabilizing of balance sheets, and the demonstration that public real estate companies were able to weather the soft operating environment and the effects of the recession.

We began the year with extraordinary spreads in the market for REIT preferred stocks—which are the focus of the Fund—and ended it with substantially recovered values but price levels that still reflect a very cautious view of credit and interest rates. Specifically, spreads compressed from 1,067 basis points to 496 basis points. Practically speaking this means we began the year with a 12.92% average yield in the sector compared to a 2.25% yield on the 10 Year U.S. Treasury, and that we ended the year with an average yield of 8.81% in our sector versus the 10 Year U.S. Treasury yield of 3.85%.

While the 2009 pricing recovery is pleasing, we think the spread is still wide by historic standards. The current spread is 130 basis points or 36% higher than the long-term average, pre-crisis spread. In a world where cash yield can be difficult to find and underwrite, we think our sector is quite attractive.

For the year, the Forward Select Income Fund’s Class A shares (without sales load) returned 74.98% and its benchmark, the BofA Merrill Lynch Preferred Index, returned 20.07%.

Our strong performance reflects a recovery in the pricing of our securities as well as good decision-making during the worst parts of the financial crisis. Clearly, our income strategy benefitted from the visibility and predictability of bond interest payments and preferred dividends. We also believe we were right to average down our cost on the best quality companies. Having a strong belief in the public model and in our favorite issuers served us well during a “once-in-two-generations” crisis.

We are pleased that the Fund continued to provide a robust cash dividend in 2009. As the Fund’s income comes from the in-place yield in the portfolio, the effect of leverage and success in our dividend capture strategy, we remain focused on providing an attractive level of dividends moving forward. We work every day to take advantage of opportunities in a dynamic market environment, and we use all of our tools to get a robust, after fee yield.

The greatest part of our cash flow—and therefore the dividends we pay out—comes from our in-place portfolio. At year end, our in-place portfolio was very well diversified by issuer, by property type and by underlying geography. We are pleased with the current profile – with 30% of net assets in the retail sector, 25% in the office sector, 15% in hotels, 12% in apartment companies, and 10% in companies whose assets are diversified across several sectors. At year end, we had 124 holdings with exposure to 64 separate issuers.

We believe quality public companies—with their balance sheet capacity and continuing access to capital—are now in a position to benefit long-term from buying assets at attractive prices. There is much value in the combination of a quality operating platform, careful financial stewardship and access to capital that seeks liquidity and transparency. Listed REITs offer these things and, in our view, will be

December 31, 2009	12

Forward Select Income Fund(a)

in the enviable position to help clean up some of the mess in the wider real estate business. With our expertise and relationships in this sector—and with the support and commitment of our shareholders—we aim to fill a modest role in capitalizing on these opportunities.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Debt-to-enterprise value is a measurement of a company’s financial leverage. It is calculated by dividing a company’s outstanding debt obligations (the numerator) by its enterprise value (the denominator). We express the result as a percentage. Debt includes all short-term and long-term obligations. Enterprise value is calculated as equity market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

The BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

13	December 31, 2009

Forward Select Income Fund(a)

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2009	14

Forward Select Income Fund(a)

Forward Select Income Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	76.03%	N/A	-3.01%	04/28/06

Class A (load adjusted)(b)	64.97%	-3.36%	6.59%	03/30/01

Class A (without load)(c)	74.98%	-2.21%	7.31%	03/30/01

Class B (with CDSC)(d)(i)	68.52%	-3.24%	6.48%	03/30/01

Class B (without CDSC)(e)(i)	73.52%	-2.99%	6.48%	03/30/01

Class C (with CDSC)(f)(i)	72.60%	-2.98%	6.49%	03/30/01

Class C (without CDSC)(g)(i)	73.60%	-2.98%	6.49%	03/30/01

(a) Prior to close of the business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(i) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

15	December 31, 2009

Fund Commentary and Performance

Forward Strategic Realty Fund(a)

As of December 31, 2009

For the year, the Forward Strategic Realty Fund’s Class A shares (without sales load) returned 48.18% and its benchmark, the FTSE NAREIT Composite Index, returned 27.80%. This was a welcome rebound after a very difficult year in 2008. During 2009, outsized performance was achieved primarily by the Fund’s underweight in common stocks and its ownership of preferred shares. Whereas earlier in the year the Fund’s relatively higher cash balance helped in a down market, the fund later on was able to put this cash to work in additional common stock positions and participate more fully in the market rally which continued through the end of the year.

Despite compression during 2009, yields on senior securities continue to be very attractive relative to other fixed income alternatives. After reaching as much as 1,400 basis points earlier in the year, the spread between the U.S. Treasury Note and preferred stock yields was an attractive 496 basis points at year end, remaining well above its long-term average of 431.

Credit availability improved as public REITs raised approximately $21 billion of equity, $10 billion of unsecured debt along with $3 billion of initial public offerings over the course of the year. This has strengthened balance sheets, demonstrated companies’ access to capital, and reinforced our enthusiasm for the public real estate company model. Earlier in 2009 when there were pervasive concerns in the markets that the economy might continue to falter and the recession would likely drag out, this access gave many of the Fund’s portfolio companies the ability to deal with debt maturities over the course of the next several years.

As of December 31, 2009, the Fund’s portfolio maintained an underweight position in REIT common stock with 63% of the Fund in common shares, 31% in REIT preferred stock, 3% in REIT exchange traded funds and the balance in cash. The fund held no short positions at year end.

Given that in excess of 30% of the Fund was invested in preferred stocks as 2009 came to a close, the Fund was effectively underweight all property sectors when reviewing its common stock exposure relative to the benchmark. The common stocks it owned were primarily those companies that have the capital available to out-compete many other capital constrained owners in the markets where they own buildings—from customizing tenants’ spaces to promptly paying real estate brokers’ commissions. In stressed local markets with lots of available options caused by higher vacancy rates, brokers will more likely bring their tenant prospects to well capitalized owners, because they know their prospective tenants will be pleased with their spaces and the brokers can expect to receive their leasing commissions promptly.

The strongest contributor to performance was the Fund’s holdings in REIT preferred shares. For the year, our portfolio of senior securities returned a robust 30.62%. Common stock gains followed, returning 16.86%. During the year, in a very strong up market the fund’s short positions, in place for hedging purposes, were a drag of 2.07%.

The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust Stocks. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

BPS (basis point) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

December 31, 2009	16

Forward Strategic Realty Fund(a)

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2009

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2009

Forward Strategic Realty Fund(a)

Forward Strategic Realty Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2009
Institutional Class	48.57%	N/A	N/A	-13.27%	04/28/06

Class A (load adjusted)(b)	39.69%	-9.30%	5.93%	7.82%	09/15/99

Class A (without load)(c)	48.18%	-8.22%	6.56%	8.45%	09/15/99

Class B (with CDSC)(d)	42.02%	-9.11%	5.76%	7.65%	09/15/99

Class B (without CDSC)(e)	47.02%	-8.91%	5.76%	7.65%	09/15/99

Class C (with CDSC)(f)	46.03%	-8.91%	5.76%	7.64%	09/15/99

Class C (without CDSC)(g)	47.03%	-8.91%	5.76%	7.64%	09/15/99

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust Stocks. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund will invest in lower-rated debt securities and may utilize derivatives for hedging purposes. The Fund’s use of short selling involves additional risks and transaction costs, and creates leverage, which can increase the volatility of the Fund. The Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers, since it is a “non-diversified” mutual fund.

December 31, 2009	18

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund Form N-Q was filed for the quarters ended March 31, 2009 and September 30, 2009. The Fund Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

19	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD GLOBAL INFRASTRUCTURE FUND(c)
Institutional Class
Actual	$1,000.00	$1,196.70	1.24%	$6.87

Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Class A
Actual	$1,000.00	$1,195.70	1.49%	$8.25

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class B
Actual	$1,000.00	$1,190.80	2.24%	$12.37

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37

December 31, 2009	20

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD GLOBAL INFRASTRUCTURE FUND(c)
Class C
Actual	$1,000.00	$1,190.30	2.24%	$12.37

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37

FORWARD INTERNATIONAL REAL ESTATE FUND(d)
Institutional Class
Actual	$1,000.00	$1,219.20	1.40%	$7.83

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$1,217.60	1.65%	$9.22

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class B
Actual	$1,000.00	$1,213.20	2.40%	$13.39

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Class C
Actual	$1,000.00	$1,213.80	2.40%	$13.39

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

FORWARD SELECT INCOME FUND(e)
Institutional Class
Actual	$1,000.00	$1,380.20	1.23%	$7.38

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class A
Actual	$1,000.00	$1,378.20	1.48%	$8.87

Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class B
Actual	$1,000.00	$1,372.50	2.24%	$13.40

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37
Class C
Actual	$1,000.00	$1,373.50	2.23%	$13.34

Hypothetical	$1,000.00	$1,013.96	2.23%	$11.32

FORWARD STRATEGIC REALTY FUND(f)
Institutional Class
Actual	$1,000.00	$1,404.30	1.45%	$8.79

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

21	December 31, 2009

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2009

	BEGINNING ACCOUNT VALUE 07/01/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/09-12/31/09

FORWARD STRATEGIC REALTY FUND(f)
Class A
Actual	$1,000.00	$1,402.20	1.74%	$10.54

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Class B
Actual	$1,000.00	$1,396.80	2.49%	$15.04

Hypothetical	$1,000.00	$1,012.65	2.49%	$12.63
Class C
Actual	$1,000.00	$1,397.00	2.49%	$15.04

Hypothetical	$1,000.00	$1,012.65	2.49%	$12.63

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(d) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(e) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(f) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

December 31, 2009	22

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 95.83%
Australia: 1.20%

75,000	DUET Group(b)	$120,273

1,000,000	Macquarie Infrastructure Group(b)	1,190,986

125,000	Transurban Group(b)	618,622

		1,929,881

Bermuda: 0.34%

40,000	Ship Finance International, Ltd.	545,200

Brazil: 3.16%

100,000	BM&F BOVESPA SA	703,619

60,000	Companhia de Concessoes Rodoviarias	1,374,727

13,487	Companhia de Saneamento Basico do Estado de Sao Paulo, Sponsored ADR(c)	527,611

85,000	Companhia Energetica de Minas Gerais, Sponsored ADR(c)	1,535,100

15,000	CPFL Energia SA, ADR(c)	926,700

		5,067,757

Canada: 9.14%

100,000	Centerra Gold, Inc.(d)	1,032,653

102,700	Enbridge, Inc.	4,775,351

255,000	TransCanada Corp.	8,823,875

		14,631,879

China: 4.43%

1,250,000	Beijing Capital International Airport Co., Ltd.(b)(d)	820,753

250,000	China High Speed Transmission Equipment Group Co., Ltd.(b)	606,989

1,750,000	Dalian Port (PDA) Co., Ltd.(b)	672,856

1,450,000	Jiangsu Expressway Co., Ltd.(b)	1,288,999

4,500,000	Sichuan Expressway Co., Ltd. (b)	2,371,708

1,450,000	Zhejiang Expressway Co., Ltd.(b)	1,336,052

		7,097,357

France: 10.03%

34,000	Aeroports de Paris(b)	2,732,853

145,000	GDF Suez(b)	6,281,539

37,500	Suez Environnement Co.(b)	864,714

110,000	Vinci SA(b)	6,189,800

		16,068,906

Shares		Value (Note 2)

Germany: 11.22%

208,000	E.ON AG(b)	$8,694,750

25,000	Fraport AG Frankfurt Airport Services Worldwide(b)	1,278,632

46,750	RWE AG(b)	4,554,749

37,500	Siemens AG(b)	3,449,976

		17,978,107

Hong Kong: 4.34%

100,000	Beijing Enterprises Holdings, Ltd.(b)	724,276

1,800,000	Beijing Enterprises Water Group, Ltd.(b)(d)	597,315

1,250,000	China Everbright International, Ltd.(b)	639,590

575,000	China Merchants Holdings International Co., Ltd.(b)	1,854,908

250,000	China Resources Gas Group, Ltd.(b)	363,766

1,600,000	China Water Affairs Group, Ltd.(b)	633,797

649,000	COSCO Pacific, Ltd.(b)	823,634

2,250,000	Guangdong Investment, Ltd.(b)	1,307,504

		6,944,790

Italy: 4.90%

275,000	Atlantia SpA(b)	7,191,820

50,000	Danieli & C. Officine Meccaniche SpA(b)	659,145

		7,850,965

Japan: 3.02%

475,300	Kamigumi Co., Ltd.(b)	3,468,169

65,000	Komatsu, Ltd.(b)	1,360,721

		4,828,890

Mexico: 0.81%

25,000	Grupo Aeroportuario del Sureste SAB de CV, ADR(c)	1,295,250

Netherlands: 3.20%

55,000	Koninklijke Vopak NV(b)(d)	4,358,993

25,000	TNT NV(b)	768,084

		5,127,077

Russia: 0.59%

37,500	Gazprom OAO, Sponsored ADR(b)(c)	946,954

Singapore: 0.99%

1,170,000	SMRT Corp., Ltd.(b)	1,588,871

See Notes to Financial Statements	23	December 31, 2009

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund(a)

Shares		Value (Note 2)

Spain: 7.10%

275,000	Abertis Infraestructuras SA(b)	$6,217,491

150,000	Iberdrola Renovables SA(b)	714,294

465,000	Iberdrola SA	4,446,221

		11,378,006

Switzerland: 1.70%

17,500	Noble Corp.	712,250

15,000	Transocean, Ltd.(d)	1,242,000

42,500	Weatherford International, Ltd.(d)	761,175

		2,715,425

United Kingdom: 4.49%

525,000	Centrica Plc(b)	2,377,984

275,000	National Grid Plc(b)	3,001,583

97,100	Scottish & Southern Energy Plc(b)	1,817,488

		7,197,055

United States: 25.17%

57,200	American Electric Power Co., Inc.	1,989,988

75,000	American Water Works Co., Inc.	1,680,750

17,500	CSX Corp.	848,575

12,500	Diamond Offshore Drilling, Inc.	1,230,250

225,000	El Paso Corp.	2,211,750

42,500	Energy Transfer Partners, LP	1,911,225

35,000	Entergy Corp.	2,864,400

57,500	Exelon Corp.	2,810,025

17,500	FirstEnergy Corp.	812,875

10,000	Fluor Corp.	450,400

50,000	Foster Wheeler AG(d)	1,472,000

75,000	FPL Group, Inc.	3,961,499

30,000	KBR, Inc.	570,000

20,000	The Mosaic Co.	1,194,600

20,000	Plains All American Pipeline, LP	1,057,000

45,900	Public Service Enterprise Group, Inc.	1,526,175

75,000	Southern Co.	2,499,000

12,500	Union Pacific Corp.	798,750

460,000	The Williams Cos., Inc.	9,696,800

50,000	The York Water Co.	725,500

		40,311,562

	Total Common Stocks (Cost $153,765,620)	153,503,932

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 2.24%
United States: 2.24%

$3,590,823	Citibank — New York 0.030%, 01/04/10	$3,590,823

	Total Short-Term Bank Debt Instruments (Cost $3,590,823)	3,590,823

	Total Investments: 98.07% (Cost $157,356,443)	157,094,755

	Net Other Assets and Liabilities: 1.93%	3,092,393

	Net Assets: 100.00%	$160,187,148

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Fair valued security. (Note 2)

(c) ADR—American Depositary Receipt.

(d) Non-income producing security.

Percentages are stated as a percent of net assets.

December 31, 2009	24	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 96.28%
Australia: 13.91%

253,700	CFS Retail Property Trust(b)	$431,979

437,462	Challenger Diversified Property Group(b)	182,250

315,810	Commonwealth Property Office Fund(b)	273,520

1,224,697	Dexus Property Group(b)	929,127

680,000	GPT Group(b)	365,385

1,200,000	ING Office Fund(b)	682,092

1,300,000	Macquarie Office Trust(b)	358,023

580,000	Mirvac Group(b)	809,243

208,017	Stockland(b)	732,884

264,144	Westfield Group(b)	2,956,245

		7,720,748

Brazil: 0.56%

25,000	BR Malls Participacoes SA(c)	308,731

Canada: 3.89%

10,000	Allied Properties Real Estate Investment Trust	184,921

4,000	Boardwalk Real Estate Investment Trust	141,703

35,300	Brookfield Properties Corp.	432,032

18,200	Calloway Real Estate Investment Trust	339,515

15,000	Canadian Apartment Properties Real Estate Investment Trust	201,654

5,200	Canadian Real Estate Investment Trust	134,842

8,100	Dundee Real Estate Investment Trust	160,707

13,000	Extendicare Real Estate Investment Trust	118,334

23,200	Mainstreet Equity Corp.(c)	238,466

16,500	Morguard Real Estate Investment Trust	206,043

		2,158,217

China: 2.83%

244,800	Guangzhou R&F Properties Co., Ltd.(b)	426,981

1,120,000	Renhe Commercial Holdings Co., Ltd.(b)	253,341

310,000	Shui On Land, Ltd.(b)	181,884

525,000	Sino-Ocean Land Holdings, Ltd.(b)	482,044

418,000	Soho China, Ltd.(b)	224,559

		1,568,809

Finland: 0.89%

117,321	Citycon Oyj(b)	491,168

Shares		Value (Note 2)

France: 9.01%

4,200	Societe de la Tour Eiffel(b)	$316,191

12,466	Societe Fonciere Lyonnaise SA(b)	595,731

4,621	Societe Immobiliere de Location pour l’Industrie et le Commerce(b)	563,476

16,038	Unibail-Rodamco SE(b)	3,523,221

		4,998,619

Germany: 0.69%

34,200	Alstria Office Real Estate Investment Trust AG	383,884

Hong Kong: 27.61%

1,580,000	Champion Real Estate Investment Trust(b)	669,219

600,000	China Overseas Land & Investment, Ltd.(b)	1,257,165

293,000	China Resources Land, Ltd.(b)	659,528

470,000	Franshion Properties China, Ltd.(b)	164,470

562,000	Great Eagle Holdings, Ltd.(b)	1,457,268

290,800	Hang Lung Properties, Ltd.(b)	1,140,036

100,000	Henderson Land Development Co., Ltd.(b)	747,272

130,000	The Hongkong & Shanghai Hotels(b)	189,559

329,000	Hongkong Land Holdings, Ltd.(b)	1,620,325

150,000	Kerry Properties, Ltd.(b)	758,702

120,000	The Link REIT(b)	306,206

195,000	New World Development Co., Ltd.(b)	397,294

300,000	Shimao Property Holdings, Ltd.(b)	562,460

2,700,000	Shun Tak Holdings, Ltd.(b)	1,685,454

150,000	Sino Land Co., Ltd.(b)	288,781

230,100	Sun Hung Kai Properties, Ltd.(b)	3,421,383

		15,325,122

Japan: 9.89%

40	Japan Real Estate Investment Corp.(b)	294,872

73	Japan Retail Fund Investment Corp.(b)	328,299

230	Kenedix Realty Investment Corp.(b)	629,717

50,000	Mitsubishi Estate Co., Ltd.(b)	798,294

70,800	Mitsui Fudosan Co., Ltd.(b)	1,197,102

See Notes to Financial Statements	25	December 31, 2009

Portfolio of Investments (Note 10)

Forward International Real Estate Fund(a)

Shares		Value (Note 2)
Japan (continued): 9.89%

66	Nippon Building Fund, Inc.(b)	$501,610

177	Nippon Commercial Investment Corp.(b)	257,013

600	NTT Urban Development Corp.(b)	400,522

40	ORIX JREIT, Inc.(b)	199,709

164	Tokyu REIT, Inc.(b)	879,786

		5,486,924

Luxembourg: 0.52%

47,000	ProLogis European Properties(b)(c)	288,090

Malaysia: 0.67%

300,000	IGB Corp. Bhd(b)(c)	174,077

200,000	KLCC Property Holdings Bhd(b)	200,397

		374,474

Netherlands: 1.99%

12,000	Corio NV(b)	817,556

7,000	Eurocommercial Properties NV(b)	289,737

		1,107,293

New Zealand: 0.27%

200,000	Kiwi Income Property Trust(b)	151,091

Norway: 1.59%

382,445	Norwegian Property ASA(b)(c)	884,350

Philippines: 2.11%

1,542,500	Ayala Land, Inc.(b)	372,779

1,450,000	Robinsons Land Corp.(b)	405,605

1,875,000	SM Prime Holdings, Inc.(b)	394,890

		1,173,274

Singapore: 6.68%

200,000	Allgreen Properties, Ltd.(b)	173,527

811,900	CapitaCommercial Trust(b)	672,301

327,500	CapitaLand, Ltd.(b)	971,532

400,000	CapitaMall Trust(b)	510,546

130,000	CapitaRetail China Trust(b)	117,623

500,000	Fortune Real Estate Investment Trust(b)	201,505

1,900,000	Frasers Commercial Trust(b)	188,127

150,000	K-REIT Asia(b)	116,639

200,000	Mapletree Logistics Trust(b)	111,257

420,000	Yanlord Land Group, Ltd.(b)	642,236

		3,705,293

Shares		Value (Note 2)
Sweden: 1.21%

61,368	Fabege AB(b)	$384,152

37,800	Hufvudstaden AB, Class A(b)	286,447

		670,599

Thailand: 0.49%

150,000	Preuksa Real Estate Pcl(b)	80,184

2,400,000	Quality Houses Pcl(b)	190,856

		271,040

United Kingdom: 11.47%

108,956	British Land Co., Plc(b)	838,993

875,590	Capital & Regional Plc(b)(c)	479,147

33,100	Derwent London Plc(b)	703,370

66,600	Development Securities Plc(b)	365,573

150,000	Grainger Plc(b)	309,173

113,800	Great Portland Estates Plc(b)	526,742

82,900	Hammerson Plc(b)	564,240

52,809	Land Securities Group Plc(b)	581,238

269,105	Minerva Plc(b)(c)	325,558

72,760	Segro Plc(b)	403,581

56,960	Shaftesbury Plc(b)	362,173

65,000	St. Modwen Properties Plc(b)(c)	203,382

70,484	Unite Group Plc(b)(c)	340,774

975,000	Workspace Group Plc(b)	364,412

		6,368,356

	Total Common Stocks (Cost $46,845,775)	53,436,082

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.92%
$1,067,971	Citibank — New York 0.030%, 01/04/10	1,067,971

	Total Short-Term Bank Debt Instruments (Cost $1,067,971)	1,067,971

	Total Investments: 98.20% (Cost $47,913,746)	54,504,053

	Net Other Assets and Liabilities: 1.80%	996,428

	Net Assets: 100.00%	$55,500,481

December 31, 2009	26	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund(a)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Fair valued security. (Note 2)

(c) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	27	December 31, 2009

Portfolio of Investments (Note 10)

Forward Select Income Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 3.11%
Mortgage REITs: 1.69%

800,422	Annaly Capital Management, Inc.	$13,887,322

Net Lease REITs: 0.04%

12,388	W.P. Carey & Co., Llc	342,528

Office REITs: 0.90%

100,000	Brandywine Realty Trust	1,140,000

180,000	Mack-Cali Realty Corp.	6,222,600

		7,362,600

Residential REITs: 0.24%

23,800	Essex Property Trust, Inc.	1,990,870

Retail REITs: 0.24%

203,831	Ramco-Gershenson Properties Trust	1,944,548

	Total Common Stocks (Cost $26,340,880)	25,527,868

CONVERTIBLE PREFERRED STOCKS: 0.29%
Hotel REITs: 0.29%

	FelCor Lodging Trust, Inc.

221,810	Series A, 1.950%(b)	2,411,075

	Total Convertible Preferred Stocks (Cost $4,807,542)	2,411,075

PREFERRED STOCKS: 110.92%
Diversified REITs: 8.99%

	Colonial Properties Trust

352,317	Series D, 8.125%	7,909,517

	Cousins Properties, Inc.

289,589	Series B, 7.500%	6,052,410

	Duke Realty Corp.

455,300	Series L, 6.600%	8,627,935

274,773	Series N, 7.250%	5,825,188

1,206,693	Series O, 8.375%	29,660,513

	Vornado Realty LP

628,700	7.875%	15,296,271

	Vornado Realty Trust

22,100	Series E, 7.000%	515,151

		73,886,985

Shares		Value (Note 2)

Health Care REITs: 10.47%

	HCP, Inc.

10,400	Series E, 7.250%	$240,032

512,180	Series F, 7.100%	11,718,678

	Health Care REIT, Inc.

184,550	Series D, 7.875%	4,585,145

494,310	Series F, 7.625%	12,308,319

	LTC Properties, Inc.

1,266,508	Series F, 8.000%	30,750,814

	Omega Healthcare Investors, Inc.

1,050,000	Series D, 8.375%	26,502,000

		86,104,988

Hotel REITs: 12.71%

	Ashford Hospitality Trust, Inc.

200,000	Series A, 8.550%	3,522,000

720,000	Series D, 8.450%	13,017,600

	Eagle Hospitality Properties Trust, Inc.

641,300	Series A, 8.250%(b)(c)	200,406

	FelCor Lodging Trust, Inc.

200,000	Series C, 8.000%(b)	2,120,000

	Hersha Hospitality Trust

493,433	Series A, 8.000%	9,621,944

	Hospitality Properties Trust

136,100	Series B, 8.875%	3,341,255

488,329	Series C, 7.000%	10,381,875

	Host Hotels & Resorts, Inc.

886,200	Series E, 8.875%	22,598,099

	LaSalle Hotel Properties

101,962	Series B, 8.375%	2,394,068

266,700	Series E, 8.000%	6,148,769

329,650	Series G, 7.250%	7,087,475

	Sunstone Hotel Investors, Inc.

1,037,797	Series A, 8.000%	24,025,000

		104,458,491

December 31, 2009	28	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund(a)

Shares		Value (Note 2)
Industrial REITs: 7.49%

	AMB Property Corp.

239,400	Series M, 6.750%	$5,020,218

323,069	Series O, 7.000%	7,159,209

279,830	Series P, 6.850%	6,156,260

	First Industrial Realty Trust, Inc.

261,663	Series J, 7.250%	4,406,405

	Monmouth Real Estate Investment Corp.

232,050	Series A, 7.625%	5,366,156

	ProLogis

406,380	Series C, 8.540%(c)	18,414,094

421,070	Series F, 6.750%	8,968,791

294,317	Series G, 6.750%	6,077,646

		61,568,779

Mortgage REITs: 1.20%

	iStar Financial, Inc.

55,420	Series D, 8.000%	410,108

462,400	Series E, 7.875%	3,306,161

272,500	Series F, 7.800%	1,951,100

210,700	Series G, 7.650%	1,470,686

65,300	Series I, 7.500%	451,876

	NorthStar Realty Finance Corp.

30,791	Series A, 8.750%	529,297

110,031	Series B, 8.250%	1,754,994

		9,874,222

Net Lease REITs: 3.30%

	CapLease, Inc.

478,000	Series A, 8.125%	10,661,790

	Entertainment Properties Trust

338,900	Series B, 7.750%	7,337,185

33,300	Series C, 5.750%	551,115

74,858	Series D, 7.375%	1,519,617

282,973	Series E, 9.000%	7,037,539

		27,107,246

Office REITs: 24.59%

	Alexandria Real Estate Equities, Inc.

499,194	Series C, 8.375%	12,370,027

Shares		Value (Note 2)

	BioMed Realty Trust, Inc.

1,204,300	Series A, 7.375%	$27,939,759

	Brandywine Realty Trust

49,450	Series C, 7.500%	1,115,098

54,300	Series D, 7.375%	1,211,976

	Corporate Office Properties Trust

633,125	Series G, 8.000%	15,574,875

15,300	Series H, 7.500%	354,195

99,100	Series J, 7.625%	2,353,625

	Digital Realty Trust, Inc.

866,365	Series A, 8.500%	21,880,047

	Highwoods Properties, Inc.

224,243	Series B, 8.000%	5,493,954

	HRPT Properties Trust

24,500	Series B, 7.500%	461,335

418,314	Series B, 8.340%	10,206,862

300,000	Series C, 7.125%	6,108,000

531,555	Series D, 6.500%	9,514,835

	Kilroy Realty Corp.

61,689	Series E, 7.800%	1,489,789

142,718	Series F, 7.500%	3,325,329

	Lexington Realty Trust

501,317	Series B, 8.050%	10,352,196

301,428	Series C, 6.500%	10,239,509

435,842	Series D, 7.550%	7,932,324

	Maguire Properties, Inc.

300,000	Series A, 7.625%(b)	2,091,000

	Parkway Properties, Inc.

523,300	Series D, 8.000%	12,004,502

	PS Business Parks, Inc.

122,532	Series H, 7.000%	2,677,324

157,100	Series K, 7.950%	3,967,561

468,400	Series L, 7.600%	10,862,196

77,400	Series O, 7.375%	1,807,677

274,300	Series P, 6.700%	5,719,155

See Notes to Financial Statements	29	December 31, 2009

Portfolio of Investments (Note 10)

Forward Select Income Fund(a)

Shares		Value (Note 2)
Office REITs (continued): 24.59%

	SL Green Realty Corp.

438,529	Series C, 7.625%	$10,064,241

212,175	Series D, 7.875%	5,028,548

		202,145,939

Real Estate Operating Companies: 0.08%

	Forest City Enterprises, Inc.

33,375	7.375%	626,783

Real Estate Services: 1.90%

	Grubb & Ellis Co.

160,000	12.000%(d)	15,640,000

Residential REITs: 12.17%

	Apartment Investment & Management Co.

174,774	Series G, 9.375%	4,458,485

364,790	Series T, 8.000%	8,313,564

1,030,539	Series U, 7.750%	22,981,020

87,000	Series V, 8.000%	1,961,850

133,000	Series Y, 7.875%	2,975,210

	Associated Estates Realty Corp.

461,434	Series B2, 8.700%	11,305,133

	BRE Properties, Inc.

225,544	Series C, 6.750%	5,054,441

433,000	Series D, 6.750%	9,742,500

	Equity Residential

211,200	Series K, 8.290%(c)	12,295,811

	Mid-America Apartment Communities, Inc.

836,041	Series H, 8.300%	20,909,385

		99,997,399

Retail REITs: 28.02%

	CBL & Associates Properties, Inc.

536,830	Series C, 7.750%	10,951,332

254,779	Series D, 7.375%	4,919,782

	Cedar Shopping Centers, Inc.

388,710	Series A, 8.875%	9,317,379

	Developers Diversified Realty Corp.

486,243	Series G, 8.000%	9,724,860

861,800	Series H, 7.375%	15,986,390

27,700	Series I, 7.500%	515,497

Shares		Value (Note 2)

	Glimcher Realty Trust

698,408	Series F, 8.750%	$12,822,771

562,708	Series G, 8.125%	9,734,848

	Kimco Realty Corp.

9,100	Series F, 6.650%	201,110

825,000	Series G, 7.750%	20,253,750

	National Retail Properties, Inc.

281,250	Series C, 7.375%	6,778,125

	Regency Centers Corp.

139,525	Series C, 7.450%	3,266,280

174,188	Series D, 7.250%	4,008,066

	Saul Centers, Inc.

631,428	Series A, 8.000%	15,185,843

610,013	Series B, 9.000%	15,390,628

	Simon Property Group, Inc.

15,000	Series J, 8.375%	937,500

	Tanger Factory Outlet Centers, Inc.

291,595	Series C, 7.500%	6,913,717

	Taubman Centers, Inc.

792,866	Series G, 8.000%	19,456,932

333,566	Series H, 7.625%	7,947,210

	Urstadt Biddle Properties, Inc.

77,800	Series C, 8.500%	7,566,050

481,400	Series D, 7.500%	11,320,121

	Weingarten Realty Investors

250,000	Senior Notes, 8.100%	5,487,500

1,523,425	Series F, 6.500%	31,611,069

		230,296,760

	Total Preferred Stocks (Cost $863,049,780)	911,707,592

Principal Amount

CORPORATE BONDS: 6.67%
Diversified REITs: 0.19%

	DuPont Fabros Technology LP, Gtd. Notes

$1,500,000	8.500%, 12/15/17(d)	1,531,875

December 31, 2009	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund(a)

Principal Amount		Value (Note 2)

Hotel REITs: 1.88%

	Hospitality Properties Trust, Sr. Unsec. Notes
15,000,000	7.875%, 08/15/14	$15,500,370

Industrial REITs: 1.52%

	First Industrial LP, Sr. Unsec. Notes

10,549,000	5.750%, 01/15/16	8,336,537

1,750,000	7.500%, 12/01/17	1,372,999

3,000,000	7.600%, 07/15/28	2,280,840

	ProLogis, Sr. Unsec. Notes

500,000	6.625%, 05/15/18	474,930

		12,465,306

Mortgage REITs: 0.92%

	iStar Financial, Inc., Sr. Unsec. Notes

10,000,000	5.800%, 03/15/11	7,600,000

Real Estate Operating Companies: 0.56%

	Forest City Enterprises, Inc., Sr. Unsec. Notes

6,000,000	6.500%, 02/01/17	4,590,000

Retail REITs: 1.60%

	Developers Diversified Realty Corp., Sr. Unsec. Notes

4,675,000	9.625%, 03/15/16	4,886,221

	Toys R Us Property Co., I Llc, Gtd. Notes

7,500,000	10.750%, 07/15/17(d)	8,250,000

		13,136,221

	Total Corporate Bonds (Cost $49,679,538)	54,823,772

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.84%
$15,136,882	Citibank — New York

	0.030%, due 01/04/10	$15,136,882

	Total Short-Term Bank Debt Instruments (Cost $15,136,882)	15,136,882

	Total Investments: 122.83%(e) (Cost $959,014,622)	1,009,607,189

	Net Other Assets and Liabilities: (22.83)%	(187,644,169)

	Net Assets: 100.00%	$821,963,020

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Non-income producing security.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At year end, the aggregate market value of those securities was $25,421,875, representing 3.09% of net assets.

(e) Securities or portion of securities are being held as collateral for the letter of credit. At period end, the aggregate market value of those securities was $571,932,813.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

REITs — Real Estate Investment Trusts

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	31	December 31, 2009

Portfolio of Investments (Note 10)

Forward Select Income Fund(a)

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
01/12/06	Eagle Hospitality Properties Trust, Inc. Series A, 8.250%(b)	$16,007,750	$200,406	0.02%
08/21/08-01/06/09	Equity Residential Series K, 8.290%	10,463,405	12,295,811	1.50%
08/27/08-09/19/08	ProLogis, Series C, 8.540%	19,654,168	18,414,094	2.24%

December 31, 2009	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Strategic Realty Fund(a)

Shares		Value (Note 2)

COMMON STOCKS: 63.28%
Casinos & Gambling: 0.96%

44,700	Las Vegas Sands Corp.(b)	$667,818

Diversified REITs: 6.65%

17,300	PS Business Parks, Inc.	865,865

53,937	Vornado Realty Trust	3,772,354

		4,638,219

Industrial REITs: 0.53%

50,000	Monmouth Real Estate Investment Corp., Class A	372,000

Mortgage REITs: 3.47%

38,000	Annaly Capital Management, Inc.	659,300

49,000	Anworth Mortgage Asset Corp.	343,000

188,600	Chimera Investment Corp.	731,768

93,300	MFA Financial, Inc.	685,755

		2,419,823

Office REITs: 10.52%

39,030	Boston Properties, Inc.	2,617,742

110,000	Brandywine Realty Trust	1,254,000

19,737	Corporate Office Properties Trust	722,966

23,600	Digital Realty Trust, Inc.	1,186,608

33,000	Duke Realty Corp.	401,610

22,900	SL Green Realty Corp.	1,150,496

		7,333,422

Oil & Gas Storage & Transportation: 1.53%

15,100	Enbridge, Inc.	702,121

10,600	TransCanada Corp.	366,796

		1,068,917

Real Estate Development: 1.01%

1,298,500	Soho China, Ltd.	703,395

Residential REITs: 6.98%

20,000	AvalonBay Communities, Inc.	1,642,200

50,200	Equity Residential	1,695,756

10,000	Essex Property Trust, Inc.	836,500

42,408	UDR, Inc.	697,188

		4,871,644

Shares		Value (Note 2)

Retail REITs: 19.77%

15,600	Federal Realty Investment Trust	$1,056,432

800,000	Glimcher Realty Trust	2,160,000

201,000	Kimco Realty Corp.	2,719,530

122,900	Ramco-Gershenson Properties Trust	1,172,466

77,447	Simon Property Group, Inc.	6,180,270

12,800	Tanger Factory Outlet Centers, Inc.	499,072

		13,787,770

Specialized REITs: 11.86%

86,800	HCP, Inc.	2,650,871

12,300	Health Care REIT, Inc.	545,136

156,188	Host Hotels & Resorts, Inc.	1,822,714

13,600	Public Storage	1,107,720

49,000	Ventas, Inc.	2,143,260

		8,269,701

	Total Common Stocks (Cost $33,704,342)	44,132,709

EXCHANGE TRADED FUNDS: 3.02%
306,000	ProShares Ultra Real Estate	2,108,340

	Total EXCHANGE TRADED FUNDS (Cost $1,931,038)	2,108,340

PREFERRED STOCKS: 31.17%
Industrial REITs: 0.54%

	First Industrial Realty Trust, Inc.

22,271	Series J, 7.250%	375,044

Mortgage REITs: 1.10%

	Anworth Mortgage Asset Corp.

31,430	Series A, 8.625%	766,578

Office REITs: 11.04%

	Duke Realty Corp.

13,400	Series J, 6.625%	255,806

42,807	Series K, 6.500%	806,912

	Lexington Realty Trust

83,920	Series D, 7.550%	1,527,344

	Parkway Properties, Inc.

35,000	Series D, 8.000%	802,900

See Notes to Financial Statements	33	December 31, 2009

Portfolio of Investments (Note 10)

Forward Strategic Realty Fund(a)

Shares		Value (Note 2)

Office REITs (continued): 11.04%

	SL Green Realty Corp.

108,977	Series C, 7.625%	$2,501,022

76,200	Series D, 7.875%	1,805,940

		7,699,924

Real Estate Services: 0.98%

	Grubb & Ellis Co.

7,000	12.000%(c)	684,250

Residential REITs: 1.19%

	Apartment Investment & Management Co.

32,500	Series G, 9.375%	829,075

Retail REITs: 7.71%

	CBL & Associates Properties, Inc.

100,000	Series C, 7.750%	2,040,000

87,330	Series D, 7.375%	1,686,342

	Developers Diversified Realty Corp.

35,000	Series G, 8.000%	700,000

	Glimcher Realty Trust

55,000	Series G, 8.125%	951,500

		5,377,842

Specialized REITs: 8.61%

	Entertainment Properties Trust

40,000	Series B, 7.750%	866,000

	Hersha Hospitality Trust

75,000	Series A, 8.000%	1,462,500

	LaSalle Hotel Properties

116,160	Series E, 8.000%	2,678,069

	Sunstone Hotel Investors, Inc.

43,300	Series A, 8.000%	1,002,395

		6,008,964

	Total Preferred Stocks (Cost $17,312,420)	21,741,677

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 2.68%
$1,865,569	CitiBank — New York

	0.030%, due 01/04/10	$1,865,569

	Total Short-Term Bank Debt Instruments (Cost $1,865,569)	1,865,569

	Total Investments: 100.15% (Cost $54,813,369)	69,848,295

	Net Other Assets and Liabilities: (0.15)%	(103,541)

	Net Assets: 100.00%	$69,744,754

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At year end, the aggregate market value of those securities was $684,250, representing 0.98% of net assets.

Percentages are stated as a percent of net assets.

December 31, 2009	34	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND(a)	FORWARD INTERNATIONAL REAL ESTATE FUND(b)
ASSETS:
Investments, at value	$157,094,755	$54,504,053
Foreign currency, at value (Cost $4,313,545 and $550,751, respectively)	4,296,498	548,919
Receivable for investments sold	543,975	855,231
Receivable for shares sold	130,144	4,878
Interest and dividends receivable	327,047	145,140
Other assets	38,356	45,360

Total Assets	162,430,775	56,103,581

LIABILITIES:
Payable for investments purchased	1,617,483	0
Payable for shares redeemed	381,525	433,572
Payable to advisor	120,478	46,928
Payable for distribution and service fees	31,990	20,504
Payable to trustees	307	361
Payable for chief compliance officer fee	645	237
Payable to ReFlow (Note 2)	80	645
Accrued expenses and other liabilities	91,119	100,853

Total Liabilities	2,243,627	603,100

NET ASSETS	$160,187,148	$55,500,481

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$226,540,524	$191,163,609
Accumulated net investment income/(loss)	119,310	(3,400,855)
Accumulated net realized loss on investments, option contracts and foreign currency transactions	(66,199,274)	(138,853,369)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(273,412)	6,591,096

TOTAL NET ASSETS	$160,187,148	$55,500,481

INVESTMENTS, AT COST	$157,356,443	$47,913,746

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$19.39	$15.51
Net Assets	$67,522,579	$3,532,218
Shares of beneficial interest outstanding	3,483,009	227,717
Class A:
Net Asset Value, offering and redemption price per share	$19.38	$15.54
Net Assets	$73,490,423	$38,132,461
Shares of beneficial interest outstanding	3,792,962	2,453,705
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.56	$16.49
Class B:
Net Asset Value, offering and redemption price per share	$19.36	$15.57
Net Assets	$4,139,520	$1,984,179
Shares of beneficial interest outstanding	213,830	127,426
Class C:
Net Asset Value, offering and redemption price per share	$19.40	$15.56
Net Assets	$15,034,626	$11,851,623
Shares of beneficial interest outstanding	774,991	761,693

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

See Notes to Financial Statements	35	December 31, 2009

Statement of Assets and Liabilities

	FORWARD SELECT INCOME FUND(a)	FORWARD STRATEGIC REALTY FUND(b)
ASSETS:
Investments, at value	$1,009,607,189	$69,848,295
Receivable for investments sold	1,761,630	112,461
Receivable for shares sold	1,019,370	14,144
Interest and dividends receivable	12,366,080	703,503
Other assets	246,031	17,918

Total Assets	1,025,000,300	70,696,321

LIABILITIES:
Payable on loan (Note 2)	189,849,664	—
Payable on interest due on loan (Note 2)	37,721	—
Payable for investments purchased	11,196,488	725,290
Payable for shares redeemed	839,855	39,050
Payable to advisor	718,769	58,949
Payable for distribution and service fees	291,259	34,682
Payable to trustees	934	1,225
Payable for chief compliance officer fee	3,202	288
Accrued expenses and other liabilities	99,388	92,083

Total Liabilities	203,037,280	951,567

NET ASSETS	$821,963,020	$69,744,754

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$967,589,173	$262,120,360
Accumulated net investment income	6,027,428	452,240
Accumulated net realized loss on investments, securities sold short, option contracts and foreign currency transactions	(202,246,148)	(207,862,760)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	50,592,567	15,034,914

TOTAL NET ASSETS	$821,963,020	$69,744,754

INVESTMENTS, AT COST	$959,014,622	$54,813,369

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.11	$18.43
Net Assets	$139,624,271	$1,501,679
Shares of beneficial interest outstanding	6,944,374	81,490
Class A:
Net Asset Value, offering and redemption price per share	$20.13	$17.99
Net Assets	$442,444,482	$36,323,217
Shares of beneficial interest outstanding	21,978,960	2,019,308
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.36	$19.09
Class B:
Net Asset Value, offering and redemption price per share	$19.96	$17.89
Net Assets	$29,667,340	$8,728,875
Shares of beneficial interest outstanding	1,486,028	488,013
Class C:
Net Asset Value, offering and redemption price per share	$19.86	$17.87
Net Assets	$210,226,927	$23,190,983
Shares of beneficial interest outstanding	10,587,738	1,297,963

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

December 31, 2009	36	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD GLOBAL INFRASTRUCTURE FUND(a)	FORWARD INTERNATIONAL REAL ESTATE FUND(b)
INVESTMENT INCOME:
Interest	$50,956	$7,018
Dividends	5,822,110	2,063,992
Foreign taxes withheld	(518,135)	(147,471)

Total Investment Income	5,354,931	1,923,539

EXPENSES:
Investment advisory fee	1,237,191	547,919
Administration fee	49,300	25,069
Previous Administration, fund accounting and transfer agent fees (Note 4)	65,307	26,136
Custodian fee	63,452	48,710
Legal and audit fee	92,559	55,535
Transfer agent fee	62,342	81,742
Trustees’ fees and expenses	13,294	4,993
Registration/filing fees	76,984	31,653
Reports to shareholder and printing fees	50,002	26,330
Administrative services plan fees	56,545	40,737
Distribution and service fees
Class A	166,846	94,597
Class B	38,611	18,334
Class C	148,819	112,836
Chief compliance officer fee	5,132	2,072
ReFlow fees (Note 2)	3,728	3,715
Other	40,555	21,187

Total expenses before waiver	2,170,667	1,141,565
Less fees waived/reimbursed by investment advisor (Note 3)	(108,264)	(147,988)

Total net expenses	2,062,403	993,577

NET INVESTMENT INCOME:	3,292,528	929,962

Net realized loss on investments	(19,224,008)	(31,123,125)
Net realized gain on option contracts	68,932	0
Net realized gain/(loss) on foreign currency transactions	(112,568)	3,132,004
Net change in unrealized appreciation on investments	52,296,279	41,239,253
Net change in unrealized depreciation on option contracts	(10,899)	0
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	14,653	1,105

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	33,032,389	13,249,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,324,917	$14,179,199

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

See Notes to Financial Statements	37	December 31, 2009

Statement of Operations

For the Year Ended December 31, 2009

	FORWARD SELECT INCOME FUND(a)	FORWARD STRATEGIC REALTY FUND(b)
INVESTMENT INCOME:
Interest	$5,304,440	$24,071
Dividends	74,411,965	4,881,701
Foreign taxes withheld	(27,158)	0

Total Investment Income	79,689,247	4,905,772

EXPENSES:
Interest on loan	1,739,212	1,092
Investment advisory fee	6,062,075	37,237
Administration fee	216,271	23,859
Previous Administration, fund accounting and transfer agent fees (Note 4)	264,013	33,350
Custodian fee	53,265	8,604
Legal and audit fee	286,703	61,125
Transfer agent fee	238,128	73,887
Trustees’ fees and expenses	55,355	7,234
Registration/filing fees	64,053	42,008
Reports to shareholder and printing fees	144,342	44,684
Administrative services plan fees	143,921	40,068
Distribution and service fees
Class A	808,019	92,717
Class B	256,016	81,632
Class C	1,509,396	199,980
Chief compliance officer fee	23,324	2,399
ReFlow fees (Note 2)	1,455	3,209
Other	155,142	28,363

Total Expenses	12,020,690	781,448

NET INVESTMENT INCOME:	67,668,557	4,124,324

Net realized loss on investments	(19,340,397)	(7,058,909)
Net realized loss on securities sold short	0	(316,404)
Net realized gain on option contracts	0	152,584
Net realized loss on foreign currency transactions	0	(5,385)
Net change in unrealized appreciation on investments	305,575,446	27,950,004
Net change in unrealized appreciation on securities sold short	0	161,107
Net change in unrealized depreciation on option contracts	0	(90,079)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	0	(12)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	286,235,049	20,792,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,903,606	$24,917,230

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

December 31, 2009	38	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND(a)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$3,292,528	$3,035,387
Net realized loss on investments	(19,224,008)	(46,071,896)
Net realized gain on option contracts	68,932	—
Net realized loss on foreign currency	(112,568)	(205,405)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and option contracts	52,300,033	(56,054,981)

Net increase/(decrease) in net assets resulting from operations	36,324,917	(99,296,895)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(1,653,872)	(1,002,695)
Class A	(1,803,467)	(1,418,372)
Class B	(62,319)	(42,716)
Class C	(233,087)	(196,055)
From net realized gains on investments
Institutional Class	—	(85,331)
Class A	—	(161,269)
Class B	—	(9,476)
Class C	—	(39,766)
From return of capital
Institutional Class	—	(6,278)
Class A	—	(8,880)
Class B	—	(267)
Class C	—	(1,227)

Total distributions	(3,752,745)	(2,972,332)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	36,116,804	67,945,095
Issued to shareholders in reinvestment of distributions	1,608,180	1,038,745
Cost of shares redeemed, net of redemption fees (Note 7)	(15,351,666)	(22,218,692)

Net increase from share transactions	22,373,318	46,765,148

Class A
Proceeds from sale of shares	29,346,851	94,166,659
Issued to shareholders in reinvestment of distributions	1,582,482	1,395,226
Cost of shares redeemed, net of redemption fees (Note 7)	(36,036,066)	(50,323,628)

Net increase/(decrease) from share transactions	(5,106,733)	45,238,257

Class B
Proceeds from sale of shares	406,649	2,941,381
Issued to shareholders in reinvestment of distributions	39,148	36,141
Cost of shares redeemed, net of redemption fees (Note 7)	(944,892)	(1,457,555)

Net increase/(decrease) from share transactions	(499,095)	1,519,967

See Notes to Financial Statements	39	December 31, 2009

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND(a) (continued)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Class C
Proceeds from sale of shares	$2,361,192	$14,510,153
Issued to shareholders in reinvestment of distributions	192,900	193,274
Cost of shares redeemed, net of redemption fees (Note 7)	(6,364,791)	(8,849,329)

Net increase/(decrease) from share transactions	(3,810,699)	5,854,098

Net increase/(decrease) in net assets	$45,528,963	$(2,891,757)

NET ASSETS:
Beginning of period	114,658,185	117,549,942

End of period (including accumulated net investment income of $119,310 and $81,778, respectively)	$160,187,148	$114,658,185

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	2,235,427	2,632,027
Distributions reinvested	91,085	51,454
Redeemed	(969,275)	(1,253,640)

Net increase in shares outstanding	1,357,237	1,429,841

Class A
Sold	1,832,385	4,116,500
Distributions reinvested	91,199	70,970
Redeemed	(2,229,625)	(2,686,270)

Net increase/(decrease) in shares outstanding	(306,041)	1,501,200

Class B
Sold	28,780	141,736
Distributions reinvested	2,342	1,821
Redeemed	(59,574)	(76,656)

Net increase/(decrease) in shares outstanding	(28,452)	66,901

Class C
Sold	151,853	614,575
Distributions reinvested	11,602	9,315
Redeemed	(391,369)	(492,018)

Net increase/(decrease) in shares outstanding	(227,914)	131,872

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

December 31, 2009	40	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND(a)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$929,962	$2,836,777
Net realized loss on investments	(31,123,125)	(93,177,498)
Net realized gain on foreign currency	3,132,004	1,602,392
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	41,240,358	(26,729,550)

Net increase/(decrease) in net assets resulting from operations	14,179,199	(115,467,879)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(429,826)	(10,151)
Class A	(4,517,586)	(67,349)
Class B	(212,705)	(1,310)
Class C	(1,233,835)	(9,433)
From return of capital
Institutional Class	—	(265,418)
Class A	—	(1,760,981)
Class B	—	(34,249)
Class C	—	(246,643)

Total distributions	(6,393,952)	(2,395,534)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	2,954,044	4,076,371
Issued to shareholders in reinvestment of distributions	373,864	258,032
Cost of shares redeemed, net of redemption fees (Note 7)	(5,686,637)	(10,953,262)
Acquisition (Note 11)	220,810	—

Net decrease from share transactions	(2,137,919)	(6,618,859)

Class A
Proceeds from sale of shares	5,131,443	30,250,995
Issued to shareholders in reinvestment of distributions	3,422,389	1,529,775
Cost of shares redeemed, net of redemption fees (Note 7)	(23,697,065)	(101,959,557)
Acquisition (Note 11)	4,296,974	—

Net decrease from share transactions	(10,846,259)	(70,178,787)

Class B
Proceeds from sale of shares	70,922	267,147
Issued to shareholders in reinvestment of distributions	153,608	28,543
Cost of shares redeemed, net of redemption fees (Note 7)	(972,207)	(2,751,842)
Acquisition (Note 11)	597,649	—

Net decrease from share transactions	(150,028)	(2,456,152)

Class C
Proceeds from sale of shares	327,636	3,036,778
Issued to shareholders in reinvestment of distributions	1,119,413	229,058
Cost of shares redeemed, net of redemption fees (Note 7)	(7,021,581)	(20,243,282)
Acquisition (Note 11)	2,919,412	—

Net decrease from share transactions	(2,655,120)	(16,977,446)

Net decrease in net assets	$(8,004,079)	$(214,094,657)

See Notes to Financial Statements	41	December 31, 2009

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND(a) (continued)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSETS:
Beginning of period	$63,504,560	$277,599,217

End of period (including accumulated net investment loss of $(3,400,855) and $(1,129,639), respectively)	$55,500,481	$63,504,560

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	179,227	193,098
Distributions reinvested	24,547	14,040
Redeemed	(411,904)	(605,933)
Acquisition (Note 11)	15,309	—

Net decrease in shares outstanding	(192,821)	(398,795)

Class A
Sold	356,673	1,350,164
Distributions reinvested	223,979	84,260
Redeemed	(1,785,568)	(5,274,514)
Acquisition (Note 11)	297,843	—

Net decrease in shares outstanding	(907,073)	(3,840,090)

Class B
Sold	5,069	12,108
Distributions reinvested	10,001	1,517
Redeemed	(71,815)	(155,969)
Acquisition (Note 11)	41,462	—

Net decrease in shares outstanding	(15,283)	(142,344)

Class C
Sold	21,897	134,365
Distributions reinvested	72,929	12,580
Redeemed	(541,292)	(1,062,950)
Acquisition (Note 11)	202,743	—

Net decrease in shares outstanding	(243,723)	(916,005)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

December 31, 2009	42	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND(a)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$67,668,557	$53,513,686
Net realized loss on investments	(19,340,397)	(187,262,181)
Net increase from payment by affiliate for net losses realized on investments not meeting investment restrictions	—	1,500,000
Net realized gain on securities sold short	0	2,141,979
Net change in unrealized appreciation/(depreciation) on investments	305,575,446	(96,116,769)

Net increase/(decrease) in net assets resulting from operations	353,903,606	(226,223,285)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(11,343,065)	(5,593,876)
Class A	(33,979,615)	(21,527,616)
Class B	(2,327,189)	(2,447,992)
Class C	(14,345,155)	(10,106,271)
From return of capital
Institutional Class	(3,356,863)	(2,264,158)
Class A	(10,055,917)	(8,713,441)
Class B	(688,708)	(990,841)
Class C	(4,245,301)	(4,090,579)

Total distributions	(80,341,813)	(55,734,774)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	94,317,016	87,672,775
Issued to shareholders in reinvestment of distributions	12,689,754	6,878,014
Cost of shares redeemed, net of redemption fees (Note 7)	(87,635,481)	(22,903,399)

Net increase from share transactions	19,371,289	71,647,390

Class A
Proceeds from sale of shares	180,563,982	267,666,808
Issued to shareholders in reinvestment of distributions	30,643,687	20,929,871
Cost of shares redeemed, net of redemption fees (Note 7)	(121,786,176)	(171,661,797)

Net increase from share transactions	89,421,493	116,934,882

Class B
Proceeds from sale of shares	2,471,497	8,596,432
Issued to shareholders in reinvestment of distributions	1,721,076	2,093,950
Cost of shares redeemed, net of redemption fees (Note 7)	(7,584,084)	(9,291,945)

Net increase/(decrease) from share transactions	(3,391,511)	1,398,437

Class C
Proceeds from sale of shares	52,750,398	69,780,743
Issued to shareholders in reinvestment of distributions	11,305,739	9,340,401
Cost of shares redeemed, net of redemption fees (Note 7)	(25,077,667)	(37,728,782)

Net increase from share transactions	38,978,470	41,392,362

Net increase/(decrease) in net assets	$417,941,534	$(50,584,988)

See Notes to Financial Statements	43	December 31, 2009

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND(a) (continued)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
NET ASSETS:
Beginning of period	$404,021,486	$454,606,474

End of period (including accumulated net investment income of $6,027,428 and $0, respectively)	$821,963,020	$404,021,486

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	6,179,788	4,831,802
Distributions reinvested	786,338	399,741
Redeemed	(5,495,367)	(1,174,619)

Net increase in shares outstanding	1,470,759	4,056,924

Class A
Sold	11,968,310	13,076,948
Distributions reinvested	1,924,553	1,175,209
Redeemed	(7,740,868)	(8,250,874)

Net increase in shares outstanding	6,151,995	6,001,283

Class B
Sold	194,758	475,943
Distributions reinvested	115,142	114,307
Redeemed	(473,860)	(463,760)

Net increase/(decrease) in shares outstanding	(163,960)	126,490

Class C
Sold	3,571,389	3,931,829
Distributions reinvested	733,555	526,487
Redeemed	(1,604,212)	(1,979,077)

Net increase in shares outstanding	2,700,732	2,479,239

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

December 31, 2009	44	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD STRATEGIC REALTY FUND(a)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
Net investment income	$4,124,324	$14,506,956
Net realized loss on investments	(7,058,909)	(173,047,086)
Net realized gain/(loss) on securities sold short	(316,404)	6,754,014
Net realized gain on option contracts	152,584	411,369
Net realized loss on foreign currency	(5,385)	(84,659)
Net change in unrealized appreciation on investments, securities sold short, option contracts and foreign currency translation	28,021,020	4,959,608

Net increase/(decrease) in net assets resulting from operations	24,917,230	(146,499,798)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(65,933)	(76,092)
Class A	(2,355,442)	(7,008,355)
Class B	(380,157)	(1,180,175)
Class C	(955,173)	(2,776,328)
From net realized gains on investments
Institutional Class	—	(4,303)
Class A	—	(329,484)
Class B	—	(72,154)
Class C	—	(173,818)
From return of capital
Institutional Class	—	(15,415)
Class A	—	(1,419,830)
Class B	—	(239,093)
Class C	—	(562,459)

Total distributions	(3,756,705)	(13,857,506)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	2,358,653	331,349
Issued to shareholders in reinvestment of distributions	47,558	93,511
Cost of shares redeemed	(1,859,276)	(1,242,203)

Net increase/(decrease) from share transactions	546,935	(817,343)

Class A
Proceeds from sale of shares	3,483,124	13,106,327
Issued to shareholders in reinvestment of distributions	1,770,457	6,248,451
Cost of shares redeemed, net of redemption fees (Note 7)	(24,410,777)	(85,907,014)

Net decrease from share transactions	(19,157,196)	(66,552,236)

Class B
Proceeds from sale of shares	294,345	768,293
Issued to shareholders in reinvestment of distributions	301,240	1,205,539
Cost of shares redeemed, net of redemption fees (Note 7)	(4,152,091)	(11,426,322)

Net decrease from share transactions	(3,556,506)	(9,452,490)

See Notes to Financial Statements	45	December 31, 2009

Statement of Changes in Net Assets

	FORWARD STRATEGIC REALTY FUND(a) (continued)
	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Class C
Proceeds from sale of shares	$1,230,438	$3,266,151
Issued to shareholders in reinvestment of distributions	790,583	2,875,650
Cost of shares redeemed, net of redemption fees (Note 7)	(7,953,561)	(30,936,394)

Net decrease from share transactions	(5,932,540)	(24,794,593)

Net decrease in net assets	$(6,938,782)	$(261,973,966)

NET ASSETS:
Beginning of period	76,683,536	338,657,502

End of period (including accumulated net investment income of $452,240 and $24,450, respectively)	$69,744,754	$76,683,536

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	135,550	19,107
Distributions reinvested	3,465	4,540
Redeemed	(110,779)	(43,478)

Net increase/(decrease) in shares outstanding	28,236	(19,831)

Class A
Sold	267,783	472,600
Distributions reinvested	142,171	291,800
Redeemed	(1,748,511)	(3,373,433)

Net decrease in shares outstanding	(1,338,557)	(2,609,033)

Class B
Sold	22,782	32,670
Distributions reinvested	26,260	60,641
Redeemed	(308,768)	(434,006)

Net decrease in shares outstanding	(259,726)	(340,695)

Class C
Sold	99,768	143,945
Distributions reinvested	66,956	146,289
Redeemed	(633,959)	(1,155,062)

Net decrease in shares outstanding	(467,235)	(864,828)

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

December 31, 2009	46	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2009

FORWARD SELECT INCOME FUND(a)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$353,903,606
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities
Purchases of investment securities	(1,255,440,612)
Proceeds from sale of investment securities	985,609,164
Net proceeds from short-term investment securities	(15,124,982)
Discount and premiums amortized	(1,649,089)
Net realized loss on investment securities	19,340,397
Net change in unrealized appreciation on investments	(305,575,446)
Changes in assets and liabilities:
Decrease in receivable for fund shares sold	4,033,131
Decrease in receivable on investments sold	37,145,075
Increase in interest and dividends receivable	(2,876,844)
Decrease in other assets	1,265,338
Decrease in payable on interest	(27,036)
Decrease in payable for shares redeemed	(697,952)
Increase in payable for investments purchased	8,335,475
Increase in payable for advisor	424,799
Decrease in payable for administrative service plan fee	(66,456)
Decrease in payable for distribution to shareholders	(1,376)
Increase in payable for distribution and service fees	159,947
Increase in payable to trustees	934
Increase in payable for chief compliance officer fee	3,202
Decrease in accrued expenses and other liabilities	(146,475)

Net cash used by operating activities	(171,385,200)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	107,347,272
Proceeds from sale of shares	330,102,893
Cost of shares redeemed	(242,083,408)
Cash distributions paid	(23,981,557)

Net cash provided by financing activities	171,385,200

NET CHANGE IN CASH FOR THE PERIOD	0
CASH, BEGINNING OF PERIOD	0

CASH, END OF PERIOD	$0

Non-cash financing activities not included herein consist of reinvestment of distributions of $56,360,256. Cash paid for interest during the period was $1,766,248.

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

See Notes to Financial Statements	47	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	INSTITUTIONAL CLASS (a)
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.37	$27.11		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.45	0.47	(d)	0.24	(d)
Net realized and unrealized gain/(loss) on investments	4.08	(11.80)		2.06

Total from Investment Operations	4.53	(11.33)		2.30

LESS DISTRIBUTIONS:
From investment income	(0.51)	(0.39)		(0.12)
From capital gains	—	(0.04)		(0.07)
Tax return of capital	—	(0.00	)(e)	—

Total Distributions	(0.51)	(0.43)		(0.19)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (e)	0.02		0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.02	(11.74)		2.11

NET ASSET VALUE, END OF PERIOD	$19.39	$15.37		$27.11

TOTAL RETURN	29.84%	(42.05)%		9.20	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$67,523	$32,664		$18,870
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.63%	2.24%		1.78	%(g)
Operating expenses including reimbursement/waiver	1.24%	1.26%		1.24	%(g)
Operating expenses excluding reimbursement/waiver	1.32%	1.44%		1.56	%(g)
PORTFOLIO TURNOVER RATE	61%	123%		42	% (f)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) From commencement of operations on June 29, 2007.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

December 31, 2009	48	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.35	$27.10		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.40	0.44	(c)	0.20	(c)
Net realized and unrealized gain/(loss) on investments	4.08	(11.82)		2.08

Total from Investment Operations	4.48	(11.38)		2.28

LESS DISTRIBUTIONS:
From investment income	(0.45)	(0.33)		(0.11)
From capital gains	—	(0.04)		(0.07)
Tax return of capital	—	(0.00	)(d)	—

Total Distributions	(0.45)	(0.37)		(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.03	(11.75)		2.10

NET ASSET VALUE, END OF PERIOD	$19.38	$15.35		$27.10

TOTAL RETURN(e)	29.53%	(42.28)%		9.12	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$73,490	$62,918		$70,389
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.42%	1.99%		1.53	%(g)
Operating expenses including reimbursement/waiver	1.49%	1.51%		1.49	%(g)
Operating expenses excluding reimbursement/waiver	1.57%	1.69%		1.81	%(g)
PORTFOLIO TURNOVER RATE	61%	123%		42	% (f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	49	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.30	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.27	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	4.05	(11.78)		2.08

Total from Investment Operations	4.32	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.26)	(0.19)		(0.07)
From capital gains	—	(0.04)		(0.07)
Tax return of capital	—	(0.00	)(d)	—

Total Distributions	(0.26)	(0.23)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.06	(11.74)		2.04

NET ASSET VALUE, END OF PERIOD	$19.36	$15.30		$27.04

TOTAL RETURN(e)	28.52%	(42.73)%		8.68	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,140	$3,708		$4,741
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	61%	123%		42	% (f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2009	50	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.32	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.28	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	4.05	(11.78)		2.08

Total from Investment Operations	4.33	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.25)	(0.17)		(0.07)
From capital gains	—	(0.04)		(0.07)
Tax return of capital	—	(0.00	)(d)	—

Total Distributions	(0.25)	(0.21)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.08	(11.72)		2.04

NET ASSET VALUE, END OF PERIOD	$19.40	$15.32		$27.04

TOTAL RETURN(e)	28.54%	(42.76)%		8.72	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$15,035	$15,369		$23,550
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	61%	123%		42	% (f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	51	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.89	$27.20	$30.03	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47	0.43 (d)	0.20 (d)	0.26	(d)
Net realized and unrealized gain/(loss) on investments	4.18	(14.32)	(1.25)	5.57

Total from Investment Operations	4.65	(13.89)	(1.05)	5.83

LESS DISTRIBUTIONS:
From investment income	(2.03)	(0.02)	(1.70)	(0.73)
From capital gains	—	—	(0.08)	(0.07)
Tax return of capital	—	(0.40)	—	—

Total Distributions	(2.03)	(0.42)	(1.78)	(0.80)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (e)	0.00 (e)	0.00 (e)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.62	(14.31)	(2.83)	5.03

NET ASSET VALUE, END OF PERIOD	$15.51	$12.89	$27.20	$30.03

TOTAL RETURN	36.49%	(51.44)%	(3.39)%	23.38	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,532	$5,420	$22,283	$12,797
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.24%	1.97%	0.65%	1.58	%(g)
Operating expenses including reimbursement/waiver	1.40%	1.41%	1.41%	1.60	%(g)
Operating expenses excluding reimbursement/waiver	1.70%	1.50%	1.37%	1.60	%(g)
PORTFOLIO TURNOVER RATE	143%	110%	90%	60	% (f)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

December 31, 2009	52	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.89	$27.17	$30.00	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.31	0.37 (c)	0.12 (c)	0.21	(c)
Net realized and unrealized gain/(loss) on investments	4.29	(14.29)	(1.23)	5.57

Total from Investment Operations	4.60	(13.92)	(1.11)	5.78

LESS DISTRIBUTIONS:
From investment income	(1.95)	(0.02)	(1.64)	(0.71)
From capital gains	—	—	(0.08)	(0.07)
Tax return of capital	—	(0.34)	—	—

Total Distributions	(1.95)	(0.36)	(1.72)	(0.78)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00 (d)	0.00 (d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.65	(14.28)	(2.83)	5.00

NET ASSET VALUE, END OF PERIOD	$15.54	$12.89	$27.17	$30.00

TOTAL RETURN(e)	36.10%	(51.56)%	(3.59)%	23.18	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$38,132	$43,311	$195,641	$85,573
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.86%	1.72%	0.40%	1.33	%(g)
Operating expenses including reimbursement/waiver	1.65%	1.66%	1.66%	1.85	%(g)
Operating expenses excluding reimbursement/waiver	1.92%	1.75%	1.62%	1.85	%(g)
PORTFOLIO TURNOVER RATE	143%	110%	90%	60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	53	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.88	$27.05	$29.92		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.27	0.21 (c)	(0.11	)(c)	0.09	(c)
Net realized and unrealized gain/(loss) on investments	4.21	(14.21)	(1.23)		5.55

Total from Investment Operations	4.48	(14.00)	(1.34)		5.64

LESS DISTRIBUTIONS:
From investment income	(1.79)	—	(1.45)		(0.65)
From capital gains	—	—	(0.08)		(0.07)
Tax return of capital	—	(0.17)	—		—

Total Distributions	(1.79)	(0.17)	(1.53)		(0.72)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00 (d)	0.00	(d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.69	(14.17)	(2.87)		4.92

NET ASSET VALUE, END OF PERIOD	$15.57	$12.88	$27.05		$29.92

TOTAL RETURN(e)	35.09%	(51.94)%	(4.36)%		22.61	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,984	$1,838	$7,711		$3,127
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.05%	0.97%	(0.35)%		0.59	%(g)
Operating expenses including reimbursement/waiver	2.40%	2.41%	2.41%		2.60	%(g)
Operating expenses excluding reimbursement/waiver	2.66%	2.50%	2.37%		2.60	%(g)
PORTFOLIO TURNOVER RATE	143%	110%	90%		60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2009	54	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.87	$27.04	$29.91		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.24	0.21 (c)	(0.11	)(c)	0.09	(c)
Net realized and unrealized gain/(loss) on investments	4.23	(14.20)	(1.23)		5.55

Total from Investment Operations	4.47	(13.99)	(1.34)		5.64

LESS DISTRIBUTIONS:
From investment income	(1.78)	—	(1.45)		(0.66)
From capital gains	—	—	(0.08)		(0.07)
Tax return of capital	—	(0.18)	—		—

Total Distributions	(1.78)	(0.18)	(1.53)		(0.73)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (d)	0.00 (d)	0.00	(d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.69	(14.17)	(2.87)		4.91

NET ASSET VALUE, END OF PERIOD	$15.56	$12.87	$27.04		$29.91

TOTAL RETURN(e)	35.06%	(51.92)%	(4.36)%		22.61	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$11,852	$12,935	$51,964		$21,499
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.08%	0.97%	(0.35)%		0.59	%(g)
Operating expenses including reimbursement/waiver	2.40%	2.41%	2.41%		2.60	%(g)
Operating expenses excluding reimbursement/waiver	2.67%	2.50%	2.37%		2.60	%(g)
PORTFOLIO TURNOVER RATE	143%	110%	90%		60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	55	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.14	$25.13		$35.87		$34.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.91	2.38	(d)	2.41	(d)	1.75	(d)
Net realized and unrealized gain/(loss) on investments	7.29	(11.90)		(10.62)		2.27

Total from Investment Operations	9.20	(9.52)		(8.21)		4.02

LESS DISTRIBUTIONS:
From investment income	(1.73)	(1.77)		(1.90)		(1.75)
From capital gains	—	—		—		(0.37)
Tax return of capital	(0.51)	(0.71)		(0.63)		(0.17)

Total Distributions	(2.24)	(2.48)		(2.53)		(2.29)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.01		0.00	(e)	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.97	(11.99)		(10.74)		1.73

NET ASSET VALUE, END OF PERIOD	$20.11	$13.14		$25.13		$35.87

TOTAL RETURN	76.03%	(40.43	)%(f)(g)	(24.02	)%(h)	12.16	%(i)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$139,624	$71,934		$35,609		$21,367
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	11.43%	12.54%		8.10%		7.52	%(j)
Operating expenses	1.27%	1.33%		1.25%		1.23	%(j)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	11.14%	11.76%		7.45%		6.56	%(j)
Operating expenses	1.56%	2.11%		1.90%		2.19	%(j)
PORTFOLIO TURNOVER RATE	138%	66%		88%		21	%(k)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.38%.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(h) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

(i) Not Annualized.

(j) Annualized.

(k) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2006.

December 31, 2009	56	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$13.17	$25.14		$35.90		$33.69	$37.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.70	2.42	(b)	2.40	(b)	2.19 (b)	2.41 (b)
Net realized and unrealized gain/(loss) on investments	7.42	(12.02)		(10.70)		2.87	(3.09)

Total from Investment Operations	9.12	(9.60)		(8.30)		5.06	(0.68)

LESS DISTRIBUTIONS:
From investment income	(1.68)	(1.70)		(1.83)		(2.31)	(2.50)
From capital gains	—	—		—		(0.37)	(0.19)
Tax return of capital	(0.49)	(0.71)		(0.63)		(0.17)	(0.01)

Total Distributions	(2.17)	(2.41)		(2.46)		(2.85)	(2.70)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.04		0.00	(c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.96	(11.97)		(10.76)		2.21	(3.38)

NET ASSET VALUE, END OF PERIOD	$20.13	$13.17		$25.14		$35.90	$33.69

TOTAL RETURN(d)	74.98%	(40.49	)%(e)(f)	(24.21	)%(g)	15.61%	(1.99)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$442,444	$208,502		$246,986		$484,186	$444,576
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	11.36%	12.28%		7.85%		7.27%	7.32%
Operating expenses	1.52%	1.58%		1.50%		1.48%	1.47%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	11.07%	11.50%		7.20%		6.31%	6.66%
Operating expenses	1.81%	2.36%		2.15%		2.44%	2.13%
PORTFOLIO TURNOVER RATE	138%	66%		88%		21%	36%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.30%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

See Notes to Financial Statements	57	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.98	$24.86		$35.60		$33.44	$36.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.65	2.28	(b)	2.13	(b)	1.92 (b)	2.12 (b)
Net realized and unrealized gain/(loss) on investments	7.19	(11.90)		(10.59)		2.83	(3.07)

Total from Investment Operations	8.84	(9.62)		(8.46)		4.75	(0.95)

LESS DISTRIBUTIONS:
From investment income	(1.44)	(1.62)		(1.65)		(2.05)	(2.25)
From capital gains	—	—		—		(0.37)	(0.19)
Tax return of capital	(0.43)	(0.64)		(0.63)		(0.17)	(0.01)

Total Distributions	(1.87)	(2.26)		(2.28)		(2.59)	(2.45)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.98	(11.88)		(10.74)		2.16	(3.40)

NET ASSET VALUE, END OF PERIOD	$19.96	$12.98		$24.86		$35.60	$33.44

TOTAL RETURN(d)	73.52%	(41.01	)%(e)(f)	(24.78	)%(g)	14.72%	(2.73)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$29,667	$21,423		$37,874		$69,867	$74,926
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	10.60%	11.53%		7.10%		6.52%	6.61%
Operating expenses	2.28%	2.33%		2.25%		2.23%	2.22%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	10.31%	10.75%		6.45%		5.56%	5.95%
Operating expenses	2.57%	3.11%		2.90%		3.19%	2.88%
PORTFOLIO TURNOVER RATE	138%	66%		88%		21%	36%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

December 31, 2009	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.95	$24.80		$35.53		$33.38	$36.77
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.75	2.22	(b)	2.11	(b)	1.91 (b)	2.12 (b)
Net realized and unrealized gain/(loss) on investments	7.07	(11.81)		(10.56)		2.83	(3.06)

Total from Investment Operations	8.82	(9.59)		(8.45)		4.74	(0.94)

LESS DISTRIBUTIONS:
From investment income	(1.48)	(1.62)		(1.65)		(2.05)	(2.25)
From capital gains	—	—		—		(0.37)	(0.19)
Tax return of capital	(0.44)	(0.64)		(0.63)		(0.17)	(0.01)

Total Distributions	(1.92)	(2.26)		(2.28)		(2.59)	(2.45)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	6.91	(11.85)		(10.73)		2.15	(3.39)

NET ASSET VALUE, END OF PERIOD	$19.86	$12.95		$24.80		$35.53	$33.38

TOTAL RETURN(d)	73.60%	(40.99	)%(e)(f)	(24.80	)%(g)	14.72%	(2.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$210,227	$102,163		$134,139		$223,325	$220,262
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	10.65%	11.53%		7.10%		6.52%	6.62%
Operating expenses	2.27%	2.33%		2.25%		2.23%	2.22%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	10.36%	10.75%		6.45%		5.56%	5.96%
Operating expenses	2.56%	3.11%		2.90%		3.19%	2.88%
PORTFOLIO TURNOVER RATE	138%	66%		88%		21%	36%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

See Notes to Financial Statements	59	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.35	$34.89	$54.19	$49.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.81	1.95 (d)	1.76 (d)	1.49	(d)
Net realized and unrealized gain/(loss) on investments	5.27	(21.42)	(12.99)	8.36

Total from Investment Operations	6.08	(19.47)	(11.23)	9.85

LESS DISTRIBUTIONS:
From investment income	(1.00)	(1.64)	(2.00)	(1.76)
From capital gains	—	(0.10)	(6.12)	(3.73)
Tax return of capital	—	(0.33)	—	—

Total Distributions	(1.00)	(2.07)	(8.12)	(5.49)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (e)	—	0.05	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.08	(21.54)	(19.30)	4.36

NET ASSET VALUE, END OF PERIOD	$18.43	$13.35	$34.89	$54.19

TOTAL RETURN	48.57%	(57.68)%	(21.55)%	20.14	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,502	$711	$2,550	$1,397
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	7.14%	7.77%	4.90%	4.58	%(g)
Operating expenses	0.84%	0.46%	1.30%	1.15	%(g)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	7.14%	6.68%	3.39%	2.91	%(g)
Operating expenses	0.84%	1.55%	2.81%	2.82	%(g)
PORTFOLIO TURNOVER RATE	291%	189%	222%	152	%(h)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2006.

December 31, 2009	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$13.02	$34.88	$54.22	$46.47	$51.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.36	1.92 (b)	1.63 (b)	1.38 (b)	1.44	(b)
Net realized and unrealized gain/(loss) on investments	4.52	(21.78)	(12.98)	12.28	0.98

Total from Investment Operations	5.88	(19.86)	(11.35)	13.66	2.42

LESS DISTRIBUTIONS:
From investment income	(0.91)	(1.58)	(1.87)	(2.18)	(2.16)
From capital gains	—	(0.10)	(6.12)	(3.73)	(4.84)
Tax return of capital	—	(0.32)	—	—	(0.07)

Total Distributions	(0.91)	(2.00)	(7.99)	(5.91)	(7.07)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	0.06

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.97	(21.86)	(19.34)	7.75	(4.59)

NET ASSET VALUE, END OF PERIOD	$17.99	$13.02	$34.88	$54.22	$46.47

TOTAL RETURN(d)	48.18%	(58.78)%	(21.81)%	30.16%	4.76	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$36,323	$43,718	$208,147	$473,172	$392,881
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	6.58%	7.52%	4.65%	4.33%	4.53%
Operating expenses	0.84%	0.71%	1.55%	1.40%	1.96%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	6.58%	6.43%	3.14%	2.66%	2.87%
Operating expenses	0.84%	1.80%	3.06%	3.07%	3.62%
PORTFOLIO TURNOVER RATE	291%	189%	222%	152%	206%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have increased by 0.13%.

See Notes to Financial Statements	61	December 31, 2009

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.83	$34.42	$53.60	$46.00	$50.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.37	1.64 (b)	1.22 (b)	0.98 (b)	1.04	(b)
Net realized and unrealized gain/(loss) on investments	5.33	(21.44)	(12.79)	12.14	0.97

Total from Investment Operations	5.70	(19.80)	(11.57)	13.12	2.01

LESS DISTRIBUTIONS:
From investment income	(0.64)	(1.40)	(1.49)	(1.79)	(1.79)
From capital gains	—	(0.10)	(6.12)	(3.73)	(4.84)
Tax return of capital	—	(0.29)	—	—	(0.07)

Total Distributions	(0.64)	(1.79)	(7.61)	(5.52)	(6.70)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	—	0.00 (c)	0.00 (c)	0.00	(c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	0.06

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.06	(21.59)	(19.18)	7.60	(4.63)

NET ASSET VALUE, END OF PERIOD	$17.89	$12.83	$34.42	$53.60	$46.00

TOTAL RETURN(d)	47.02%	(59.07)%	(22.38)%	29.18%	3.96	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,729	$9,597	$37,461	$67,851	$57,629
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	5.78%	6.77%	3.91%	3.58%	3.76%
Operating expenses	1.62%	1.46%	2.29%	2.15%	2.71%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	5.78%	5.68%	2.39%	1.91%	2.10%
Operating expenses	1.62%	2.55%	3.81%	3.82%	4.37%
PORTFOLIO TURNOVER RATE	291%	189%	222%	152%	206%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have increased by 0.13%.

December 31, 2009	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$12.84	$34.41	$53.56	$45.97	$50.60
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.53	1.64 (b)	1.22 (b)	0.98 (b)	1.04	(b)
Net realized and unrealized gain/(loss) on investments	5.16	(21.43)	(12.78)	12.13	0.97

Total from Investment Operations	5.69	(19.79)	(11.56)	13.11	2.01

LESS DISTRIBUTIONS:
From investment income	(0.66)	(1.39)	(1.47)	(1.79)	(1.79)
From capital gains	—	(0.10)	(6.12)	(3.73)	(4.84)
Tax return of capital	—	(0.29)	—	—	(0.07)

Total Distributions	(0.66)	(1.78)	(7.59)	(5.52)	(6.70)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	0.06

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.03	(21.57)	(19.15)	7.59	(4.63)

NET ASSET VALUE, END OF PERIOD	$17.87	$12.84	$34.41	$53.56	$45.97

TOTAL RETURN(d)	47.03%	(59.08)%	(22.36)%	29.18%	3.97	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$23,191	$22,658	$90,500	$183,049	$148,222
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income	5.77%	6.77%	3.90%	3.58%	3.76%
Operating expenses	1.65%	1.46%	2.30%	2.15%	2.71%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income	5.77%	5.68%	2.39%	1.91%	2.10%
Operating expenses	1.65%	2.55%	3.81%	3.82%	4.37%
PORTFOLIO TURNOVER RATE	291%	189%	222%	152%	206%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have increased by 0.13%.

See Notes to Financial Statements	63	December 31, 2009

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2009, the Trust has 33 registered funds. This annual report describes 4 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). Each of the Funds are successors to previously operational funds which were series of The Kensington Funds, a Delaware statutory trust, and were reorganized into series of the Trust effective as of the close of business on June 12, 2009. The accompanying financial statements and financial highlights are those of the Forward Global Infrastructure Fund (prior to the close of business on June 12, 2009, known as the Kensington Global Infrastructure Fund) (“Global Infrastructure Fund”), the Forward International Real Estate Fund (prior to the close of business on June 12, 2009, known as the Kensington International Real Estate Fund) (“International Real Estate Fund”), the Forward Select Income Fund (prior to the close of business on June 12, 2009, known as the Kensington Select Income Fund) (“Select Income Fund”), and the Forward Strategic Realty Fund (prior to the close of business on June 12, 2009, known as the Kensington Strategic Realty Fund) (“Strategic Realty Fund”).

The Global Infrastructure Fund seeks to achieve total return through capital appreciation and current income through investing primarily in global infrastructure-related securities. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. real estate securities. The Select Income Fund seeks high current income and potential for modest long-term growth of capital. The Strategic Realty Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

The Funds offer Institutional Class (prior to the close of business on June 12, 2009, known as Class Y shares), Class A, Class B and Class C shares.

Effective May 1, 2009, the Funds no longer offer for sale Class B Shares of the Funds and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another Fund; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares of all Funds are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months, in accordance with policies established by the Board of Trustees. Class B shares of all Funds are subject to a 5.00% CDSC for redemptions made within one year of purchase, in accordance with policies established by the Board of Trustees. Class C shares of all Funds are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with policies established by the Board of Trustees. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Funds invest a substantial portion of assets in the equity securities of issuers engaged in the

December 31, 2009	64

Notes to Financial Statements

real estate industry, including Real Estate Investment Trusts (“REITs”). As a result, the Funds may be more affected by economic and regulatory developments in the real estate industry than would an equity fund not concentrating its investments in a particular industry.

2. Significant Accounting Policies

Financial Accounting Standards Board (“FASB”) Launches Accounting Standards Codification: The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2009.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than

65	December 31, 2009

Notes to Financial Statements

60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, the Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

December 31, 2009	66

Notes to Financial Statements

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Stock Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: The Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends payable on securities while those securities are in a short position. As of December 31, 2009 the Funds held no securities sold short.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world-class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the

67	December 31, 2009

Notes to Financial Statements

institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2009, there were no Funds with securities on loan.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): Each Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed

December 31, 2009	68

Notes to Financial Statements

based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Global Infrastructure Fund
Common Stocks
Australia	—	$1,929,881	—	$1,929,881
Bermuda	$545,200	—	—	545,200
Brazil	5,067,757	—	—	5,067,757
Canada	14,631,879	—	—	14,631,879
China	—	7,097,357	—	7,097,357
France	—	16,068,906	—	16,068,906
Germany	—	17,978,107	—	17,978,107
Hong Kong	—	6,944,790	—	6,944,790
Italy	—	7,850,965	—	7,850,965
Japan	—	4,828,890	—	4,828,890
Mexico	1,295,250	—	—	1,295,250
Netherlands	—	5,127,077	—	5,127,077
Russia	946,954	—	—	946,954
Singapore	—	1,588,871	—	1,588,871
Spain	4,446,221	6,931,785	—	11,378,006
Switzerland	2,715,425	—	—	2,715,425
United Kingdom	—	7,197,055	—	7,197,055
United States	40,311,562	—	—	40,311,562
Short-Term Bank Debt Instruments	3,590,823	—	—	3,590,823

Total	$73,551,071	$83,543,684	—	$157,094,755

69	December 31, 2009

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
International Real Estate Fund
Common Stocks
Australia	—	$7,720,748	—	$7,720,748
Brazil	$308,731	—	—	308,731
Canada	2,158,217	—	—	2,158,217
China	—	1,568,809	—	1,568,809
Finland	—	491,168	—	491,168
France	—	4,998,619	—	4,998,619
Germany	383,884	—	—	383,884
Hong Kong	—	15,325,122	—	15,325,122
Japan	—	5,486,924	—	5,486,924
Luxembourg	—	288,090	—	288,090
Malaysia	—	374,474	—	374,474
Netherlands	—	1,107,293	—	1,107,293
New Zealand	—	151,091	—	151,091
Norway	—	884,350	—	884,350
Philippines	—	1,173,274	—	1,173,274
Singapore	—	3,705,293	—	3,705,293
Sweden	—	670,599	—	670,599
Thailand	—	271,040	—	271,040
United Kingdom	—	6,368,356	—	6,368,356
Short-Term Bank Debt Instruments	1,067,971	—	—	1,067,971

Total	$3,918,803	$50,585,250	—	$54,504,053

Select Income Fund
Common Stocks(a)	$25,527,868	—	—	$25,527,868
Convertible Preferred Stocks(a)	2,411,075	—	—	2,411,075
Preferred Stocks
Diversified REITs	73,886,985	—	—	73,886,985
Health Care REITs	86,104,988	—	—	86,104,988
Hotel REITs	104,258,085	$200,406	—	104,458,491
Industrial REITs	43,154,685	18,414,094	—	61,568,779
Mortgage REITs	9,874,222	—	—	9,874,222
Net Lease REITs	27,107,246	—	—	27,107,246
Office REITs	202,145,939	—	—	202,145,939
Real Estate Operating Companies	626,783	—	—	626,783
Real Estate Services	15,640,000	—	—	15,640,000
Residential REITs	87,701,588	12,295,811	—	99,997,399
Retail REITs	230,296,760	—	—	230,296,760
Corporate Bonds(a)	—	54,823,772	—	54,823,772
Short-Term Bank Debt Instruments	15,136,882	—	—	15,136,882

Total	$923,873,106	$85,734,083	—	$1,009,607,189

December 31, 2009	70

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Strategic Realty Fund
Common Stocks(a)	$44,132,709	—	—	$44,132,709
Exchange Traded Funds	2,108,340	—	—	2,108,340
Preferred Stocks
Industrial REITs	375,044	—	—	375,044
Mortgage REITs	766,578	—	—	766,578
Office REITs	7,699,924	—	—	7,699,924
Real Estate Services	—	$684,250	—	684,250
Residential REITs	829,075	—	—	829,075
Retail REITs	5,377,842	—	—	5,377,842
Specialized REITs	6,008,964	—	—	6,008,964
Short-Term Bank Debt Instruments	1,865,569	—	—	1,865,569

Total	$69,164,045	$684,250	—	$69,848,295

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

As of December 31, 2009, there were no other financial instruments in the Funds. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Select Income Fund
Common Stocks
Balance as of 12/31/08	$3,514,324	—
Realized gain/(loss)(b)	—	—
Change in unrealized appreciation/(depreciation)(b)	(2,877,834)	—
Net purchases/(sales)	—	—
Transfers in and/(out) of Level 3	(636,490)	—

Balance as of 12/31/09	$0	—

(a) There was no realized gain/(loss) earned during the year ended December 31, 2009 for other financial instruments for the Forward Select Income Fund.

(b) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations.

For the year ended December 31, 2009, the other Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The Funds have adopted the provisions of FASB ASC 820 (formerly, Statement of Financial Accounting Standards (“SFAS”) No. 161),  “Disclosures about Derivative Instruments and Hedging Activities”. ASC 820 has established improved financial reporting about derivative instruments and hedging activities as it relates to disclosure associated with these types of investments. The following discloses the amounts related to the Funds use of derivative instruments and hedging activities. There were no Funds that held Derivative Instruments as of December 31, 2009.

71	December 31, 2009

Notes to Financial Statements

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objects, the Funds may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Example of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Funds may write or purchase options contracts. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

December 31, 2009	72

Notes to Financial Statements

Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2009, the Funds held no purchased or written options.

Written option activity for the year ended December 31, 2009 was as follows:

Global Infrastructure Fund
WRITTEN CALL OPTIONS	CONTRACTS	PREMIUMS
Outstanding as of December 31, 2008	1,290	$104,079
Positions opened	130	12,704
Exercised or closed	(750)	(47,850)
Expired	(670)	(68,933)

Outstanding as of December 31, 2009	0	$0

Strategic Realty Fund
WRITTEN CALL OPTIONS	CONTRACTS	PREMIUMS
Outstanding as of December 31, 2008	100	$90,579
Positions opened	400	67,273
Exercised or closed	(101)	(21,283)
Expired	(399)	(136,569)

Outstanding as of December 31, 2009	0	$0

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Global Infrastructure Fund
Equity Contracts	Net realized gain on option contracts/net change in unrealized depreciation on option contracts	$68,932	$(10,899)

Total		$68,932	$(10,899)

Strategic Realty Fund
Equity Contracts	Net realized gain on option contracts/net change in unrealized depreciation on option contracts	$152,584	$(90,079)

Total		$152,584	$(90,079)

Leverage: The Select Income Fund and the Strategic Realty Fund can purchase securities with borrowed money including bank overdrafts (a form of leverage). Each Fund may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Effective June 16, 2009, the Select Income Fund maintains a line of credit with BNP Paribas (acting through its New York Branch). Borrowing under this arrangement pays interest of 1.20% above the one-month LIBOR rate. The Fund paid an arrangement fee of $187,500 to be expensed over the next three years. The Fund has pledged a portion of its investment securities as the collateral for this line of credit. As of December 31, 2009, the market value of the investment securities pledged as collateral totaled $571,932,813. As of December 31, 2009, the Fund has drawn down $189,849,664 from the line of credit.

73	December 31, 2009

Notes to Financial Statements

Prior to June 16, 2009, the Select Income Fund maintained a line of credit with JP Morgan Chase up to a maximum of $100,000,000. Borrowing under this arrangement the Select Income Fund paid interest to JP Morgan Chase at 0.75% above the Fed Funds rate.

The average interest rate charged and the average outstanding demand loan payable for the year ended December 31, 2009 was as follows:

	AVERAGE INTEREST RATE	AVERAGE OUTSTANDING DEMAND LOAN PAYABLE
Select Income Fund	1.258%	$124,228,258
Strategic Realty Fund	0.812%	896,553

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund and Global Infrastructure Fund and quarterly for the Select Income Fund and Strategic Realty Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly

December 31, 2009	74

Notes to Financial Statements

to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees were incurred by the Funds during the year ended December 31, 2009 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2009, based on each Fund’s average daily net assets: Global Infrastructure Fund, 0.90%; International Real

75	December 31, 2009

Notes to Financial Statements

Estate Fund, 1.00%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.00%.

Related Party Transactions: Prior to the close of business on June 12, 2009, investment advisory services were provided to the Funds by the Kensington Investment Group, Inc (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for each of the Funds. The investment advisory fees, which were computed daily and paid monthly, were payable at the following annual rates for the Funds, calculated as a percentage of each particular Fund’s average daily net assets: Global Infrastructure Fund, 0.90%; International Real Estate Fund, 1.00%; and Select Income Fund 1.00%. The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

Prior to the close of business on June 12, 2009, pursuant to the investment advisory agreement for the Strategic Realty Fund, the Fund paid the Previous Advisor a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s investment performance were greater than the investment record of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Previous Advisor earned more, and if it were less than that of the index, the Previous Advisor earned less. The first component of the Strategic Realty Fund’s advisory fee was a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated). The second component was a performance adjustment that either increased or decreased the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the “performance period”). The performance adjustment, which was equal, on an averaged monthly basis, to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), was calculated on the Strategic Realty Fund’s net assets averaged over the performance period. The performance adjustment reached a maximum positive or negative average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperformed, or underperformed, the investment record of the benchmark by 6.667 percentage points or more over the performance period. As the base fee and the performance adjustment were accrued daily (and not monthly), actual rates varied monthly based upon the number of days in a particular month, but, on a monthly basis, equaled, on average, 1/12th of an annual rate.

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

December 31, 2009	76

Notes to Financial Statements

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS B	CLASS C	END DATE
Global Infrastructure(a)	1.25%	1.65%	1.50%	2.25%	2.25%	June 30, 2011
International Real Estate(b)	1.40%	1.80%	1.65%	2.40%	2.40%	June 30, 2011
Select Income(c)	1.35%	1.75%	1.60%	2.35%	2.35%	June 30, 2011
Strategic Realty(d)	1.90%	2.30%	2.15%	2.90%	2.90%	June 30, 2011

(a) From January 1, 2009 to the close of business on June 12, 2009, the Previous Advisor contractually agreed, until December 31, 2010, to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Class A, Class B and Class C shares operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.25%, 1.50%, 2.25% and 2.25%, respectively.

(b) From January 1, 2009 to the close of business on June 12, 2009, the Previous Advisor contractually, until December 31, 2010, agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Class A, Class B and Class C shares operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.40%, 1.65%, 2.40% and 2.40%, respectively.

(c) From January 1, 2009 to the close of business on June 12, 2009, the Previous Advisor contractually agreed, until December 31, 2010, to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Class A, Class B and Class C shares operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.35%, 1.60%, 2.35% and 2.35%, respectively.

(d) From January 1, 2009 to the close of business on June 12, 2009, the Previous Advisor contractually agreed, until December 31, 2010, to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Class A, Class B and Class C shares operating expenses to an annual rate (as a percentage of the average daily net assets) of 2.00%, 2.25%, 3.00% and 3.00%, respectively.

For the year ended December 31, 2009, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Global Infrastructure
Institutional Class	$39,858	$0	$39,858
Class A	53,135	0	53,135
Class B	3,076	0	3,076
Class C	12,195	0	12,195
International Real Estate
Institutional Class	11,618	0	11,618
Class A	101,278	0	101,278
Class B	4,753	0	4,753
Class C	30,339	0	30,339

As of December 31, 2009, the balances of recoupable expenses for each Fund were as follows:

FUND	2007	2008	2009	TOTAL
Global Infrastructure
Institutional Class	$9,398	$77,499	$39,858	$126,755
Class A	43,734	166,617	53,135	263,486
Class B	3,081	8,690	3,076	14,847
Class C	14,096	47,012	12,195	73,303
International Real Estate
Institutional Class(a)	3,566	19,662	13,124	36,352
Class A(a)	107,651	239,464	143,676	490,791
Class B(a)	12,239	17,689	8,991	38,919
Class C(a)	62,254	101,777	52,263	216,294

(a) The recoupable expense balances include recoupable expenses from the reorganization of the Kensington Global Real Estate Fund.

77	December 31, 2009

Notes to Financial Statements

4. Distribution Plans and Shareholder Services Plans

The Funds have adopted Service and Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.35% of the Fund’s average daily net assets attributable to Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares.

Prior to the close of business on June 12, 2009, each Fund had adopted a Service and Distribution Plan (the “Prior Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Prior Distribution Plans, the Funds compensated Quasar Distributors, LLC, the Funds’ prior distributor, for services provided and expenses incurred in connection with the distribution and marketing of shares of each Fund and servicing of each Fund’s shareholders. The prior distributor was compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class B and Class C shares average daily net assets.

In addition, the Funds have a shareholder services plan (the “Shareholder Services Plan”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Administrative Services Plan: Prior to the close of business on June 12, 2009, the Funds had adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) was authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they had a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) was authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the Fund attributable to, or held in the name of, the service provider for providing the types of applicable administrative services covered under the terms of the Administrative Service Plan. This Administrative Services Plan has been terminated as of the close of business on June 12, 2009 in connection with reorganization of the Funds into series of the Trust. The expenses of the Administrative Services Plan are reflected as administrative services plan fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator. Prior to June 1, 2009, US Bancorp Fund Services, LLC (“USBFS”) served as the Funds’ administrator and fund accountant.

AFS serves as the Fund’s transfer agent and dividend paying agent.

Prior to the close of business on June 12, 2009, USBFS served as the Funds’ transfer agent and Quasar Distributors, LLC, an affiliate of USBFS, served as the Fund’s distributor and principal underwriter.

December 31, 2009	78

Notes to Financial Statements

BBH is the Funds’ custodian. Prior to June 17, 2009, Custodial Trust Company was the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2009, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act, (each, an “Independent Trustee”). The Trust, on behalf of the Funds, pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, reasonable expenses of the Board of Trustees are reimbursed by the Funds. The Trust receives no compensation from the Funds.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

As mentioned above, each of the Funds are successors to previously operational funds which were series of The Kensington Funds, a Delaware statutory trust. Prior to close of business on June 12, 2009, certain officers and trustees of The Kensington Funds were affiliated with the Previous Advisor. Such officers and trustees received no compensation from The Kensington Funds for serving in their respective roles. An officer of the Previous Advisor and The Kensington Funds served as The Kensington Funds’ Chief Compliance Officer and received an annual compensation of $150,000 from The Kensington Funds. Each of the independent trustees of The Kensington Funds received a $3,500 fee for each board meeting attended and any travel expenses incurred, which was allocated amongst the Funds. Each of the independent trustees of The Kensington Funds also received a $16,000 annual retainer. The chairman of the audit committee received $750 for each board meeting attended and an annual retainer of $8,000. The trustees of The Kensington Funds were also reimbursed for expenses related to their service to the Funds.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the

79	December 31, 2009

Notes to Financial Statements

shareholder. Shares have no pre-emptive rights. Prior to the close of business on June 12, 2009, the Funds imposed a short-term redemption fee on shares purchased and held less than 75 days. The fee was 1% of the redemption value and is deducted from the redemption proceeds. Such redemptions are reflected as “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees that were charged for the period of January 1, 2009 through the close of business on June 12, 2009 for the Global Infrastructure Fund, the International Real Estate Fund, the Select Income Fund and the Strategic Realty Fund were $33,732, $4,251, $343,903 and $820, respectively.

The following entities owned of record or beneficially, as of December 31, 2009, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Global Infrastructure
Institutional Class	Pershing, LLC	52.07%
	Charles Schwab & Co., Inc.	31.07%
	Penfirn Co.	5.27%

Global Infrastructure
Class A	Donaldson, Lufkin & Jenrette	22.09%
	National Financial Services, LLC	21.49%
	LPL Financial Services	20.00%
	Charles Schwab & Co., Inc.	17.67%

Global Infrastructure
Class B	Pershing, LLC	46.20%
	National Financial Services, LLC	13.21%
	LPL Financial Services	8.57%

Global Infrastructure
Class C	Pershing, LLC	40.24%
	LPL Financial Services	17.93%
	National Financial Services, LLC	10.31%

International Real Estate
Institutional Class	Pershing, LLC	53.59%
	National Financial Services, LLC	23.00%
	Brown Brothers Harriman & Co.	9.13%

International Real Estate
Class A	National Financial Services, LLC	30.70%
	Pershing, LLC	25.07%
	LPL Financial Services	13.33%
	Charles Schwab & Co., Inc.	9.61%

International Real Estate
Class B	National Financial Services, LLC	25.61%
	Pershing, LLC	24.80%
	LPL Financial Services	14.48%

December 31, 2009	80

Notes to Financial Statements

FUND	NAME	PERCENTAGE

International Real Estate
Class C	Pershing, LLC	27.31%
	LPL Financial Services	18.85%
	National Financial Services, LLC	18.57%

Select Income
Institutional Class	TD Ameritrade, Inc.	31.28%
	Pershing, LLC	22.34%
	National Financial Services, LLC	20.74%
	Charles Schwab & Co., Inc.	7.50%
	LPL Financial Services	7.27%

Select Income
Class A	Pershing, LLC	29.22%
	National Financial Services, LLC	16.77%
	LPL Financial Services	16.12%
	Charles Schwab & Co., Inc.	7.23%

Select Income
Class B	Pershing, LLC	27.82%
	National Financial Services, LLC	19.07%
	LPL Financial Services	9.74%

Select Income
Class C	Pershing, LLC	30.44%
	LPL Financial Services	15.47%
	National Financial Services, LLC	12.09%

Strategic Realty
Institutional Class	Pershing, LLC	54.15%
	Brown Brothers Harriman & Co.	34.05%
	Heritage Bank of Commerce FBO the Kramer Revocable Trust	7.79%

Strategic Realty
Class A	Pershing, LLC	26.36%
	National Financial Services, LLC	17.69%
	LPL Financial Services	10.95%

Strategic Realty
Class B	Pershing, LLC	30.47%
	National Financial Services, LLC	15.00%
	LPL Financial Services	7.46%

Strategic Realty
Class C	Pershing, LLC	30.07%
	LPL Financial Services	14.89%
	National Financial Services, LLC	8.87%

81	December 31, 2009

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2009, excluding temporary short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Global Infrastructure	$92,625,146	$78,028,406
International Real Estate	75,370,707	104,421,566
Select Income	1,268,524,739	985,609,164
Strategic Realty	186,812,134	209,929,002

9. Tax Basis Information

Reclassifications: At December 31, 2009, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Global Infrastructure	$(11,269)	$497,749	$(486,480)
International Real Estate	3,910,830	3,192,774	(7,103,604)
Select Income	(465,101)	353,895	111,206
Strategic Realty	(170,062)	60,171	109,891

Tax Basis of Investments: As of December 31, 2009, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Infrastructure	$166,600,091	$8,604,272	$(18,109,608)	$(9,505,336)
International Real Estate	59,126,965	0	(4,622,912)	(4,622,912)
Select Income	961,989,584	110,525,404	(62,907,799)	47,617,605
Strategic Realty	61,304,066	10,993,245	(2,449,016)	8,544,229

Post-October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Funds elected to defer capital losses and currency losses occurring between November 1, 2009 and December 31, 2009 as follows:

FUND	FX LOSS	CAPITAL LOSS
Global Infrastructure	$(68,634)	$(3,740,972)
International Real Estate	(3,968)	(1,895,448)
Strategic Realty	(125)	(88,974)

December 31, 2009	82

Notes to Financial Statements

Capital Loss Carryforwards: As of December 31, 2009 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2015		2016		2017
Global Infrastructure	—		$(22,944,101)		$(30,477,015)
International Real Estate	$(2,652,205	)(a)	(67,712,152	)(a)	(60,639,639)
Select Income	(12,192,886)		(157,040,240)		(30,038,060)
Strategic Realty	—		(94,084,481)		(107,198,608)

(a) Subject to limitations under §382.

Tax Basis of Distributable Earnings: At December 31, 2009 the following components of accumulated earnings on a tax basis were as follows:

	GLOBAL INFRASTRUCTURE FUND	INTERNATIONAL REAL ESTATE FUND
Post-October losses	$(3,809,606)	$(1,899,416)
Accumulated capital loss carryforwards	(53,421,116)	(131,003,996)
Undistributed ordinary income	394,406	1,862,407
Net unrealized appreciation/ (depreciation) of F/X	(11,724)	789
Net unrealized depreciation on investments	(9,505,336)	(4,622,912)

Total distributable earnings	$(66,353,376)	$(135,663,128)

	SELECT INCOME FUND	STRATEGIC REALTY FUND
Post-October losses	—	$(89,099)
Accumulated capital loss carryforwards	$(199,271,186)	(201,283,089)
Net unrealized depreciation of F/X	—	(12)
Net unrealized appreciation on investments	47,617,605	8,544,229
Other cumulative effect of timing differences	6,027,428	452,365

Total distributable earnings	$(145,626,153)	$(192,375,606)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2009 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure	$3,752,745	—	$167,400	—
International Real Estate	6,393,952	—	39,034	—
Select Income	61,995,024	—	—	$18,346,789
Strategic Realty	3,756,705	—	—	—

The tax character of distributions paid for the year ended December 31, 2008 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure	$2,953,837	—	$467,495	$18,494
International Real Estate	88,243	—	—	2,307,291
Select Income	39,675,756	—	—	16,059,018
Strategic Realty	11,059,449	$557,512	—	2,240,545

83	December 31, 2009

Notes to Financial Statements

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Transactions

International Real Estate Fund Acquisition of Kensington Global Real Estate Fund: On May 27, 2009, shareholders of the Kensington Global Real Estate Fund (the “Acquired Fund”), a series of The Kensington Funds, approved the acquisition of the Acquired Fund by the International Real Estate Fund (prior to the close of business on June 12, 2009, formerly known as the Kensington International Real Estate Fund, a separate series of The Kensington Funds) (the “Acquiring Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and principal investment strategies. Immediately prior to the close of business on June 12, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the acquisition, the Acquiring Fund issued 15,309, 297,843, 41,462 and 202,743 shares of Institutional Class, Class A, Class B and Class C, respectively, in exchange for net assets of the Acquired Fund valued at $220,810, $4,296,974, $597,649 and $2,919,412, respectively. The investment portfolio of the Acquired Fund, with a fair value of $7,559,358 and identified cost of $8,520,745 at June 12, 2009, was the principal asset acquired by the Acquiring Fund. On June 15, 2009, the combined value of the Acquired Fund (which included realized losses of $(4,847,329) and unrealized depreciation of $(960,928)) and the Acquiring Fund was $58,920,559. Immediately prior to the merger, the net assets of the Acquiring Fund were $50,885,714. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforward totaled $18,159,237 for potential utilization and is subject to tax limitations.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net Investment Income	$1,065,282
Net Realized and Unrealized Gain on Investments and Foreign Currency	12,623,229

Net Increase in Net Assets Resulting from Operations	$13,688,511

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since June 12, 2009.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through March 1, 2010 (the issuance date). This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

December 31, 2009	84

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Forward Global Infrastructure Fund (formerly known as Kensington Global Infrastructure Fund), Forward International Real Estate Fund (formerly known as Kensington International Real Estate Fund), Forward Select Income Fund (formerly known as Kensington Select Income Fund) and Forward Strategic Realty Fund (formerly known as Kensington Strategic Realty Fund) (the "Funds") at December 31, 2009, the results of each of their operations, the changes in their net assets, the cash flows and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets of the Funds for the period ended December 31, 2008 and the financial highlights for each of the periods ended December 31, 2008 and prior were audited by other auditors whose report dated February 24, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

March 1, 2010

85	December 31, 2009

Tax Information (Unaudited)

The Global Infrastructure Fund, International Real Estate Fund, Select Income Fund and Strategic Realty Fund designate 58.25%, 0.89%, 1.25%, and 0.85%, respectively, of the income dividends distributed between January 1, 2009 and December 31, 2009, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Global Infrastructure Fund, Select Income Fund and Strategic Realty Fund designate 18.08%, 0.48% and 0.35%, respectively, of the ordinary income dividends distributions during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Infrastructure Fund and International Real Estate Fund designate $167,400 and $39,034, respectively, as foreign taxes paid, and $2,068,833 and $837,848, respectively, as foreign source income earned between January 1, 2009 and December 31, 2009.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Forward Select Income Fund
Institutional Class	$1.732247	—	$0.512641	$2.244888	77.16%	—	22.84%	100.00%
Class A	$1.671039	—	$0.494527	$2.165566	77.16%	—	22.84%	100.00%
Class B	$1.439362	—	$0.425965	$1.865327	77.16%	—	22.84%	100.00%
Class C	$1.479937	—	$0.437972	$1.917909	77.16%	—	22.84%	100.00%

December 31, 2009	86

Approval of the Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each Series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of the series of the Trust.

At an in-person meeting of the Board held on September 25, 2009, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), approved the renewal of Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management”) and the Trust on behalf of the Forward Strategic Realty Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund and Forward Select Income Fund (each a “Fund” and collectively, the “Funds”).

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance programs; portfolio trading practices; information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Advisory Agreement. In addition, during the course of each year, the Board received a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to the Funds’ operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds.

Discussed below are the factors the Board considered in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

In evaluating the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of the Funds and Forward Management; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward

87	December 31, 2009

Approval of the Investment Management Agreement (Unaudited)

Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to its ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of investment management, supervision, support, and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit.

The Board concluded that it was satisfied with the nature, extent and quality of the services expected to be provided by Forward Management under the Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, the Board was provided with information contained in a Morningstar Rating Analysis about the Funds’ historical performance, noting whether there were periods of underperformance and outperformance relative to the Funds’ peer group as well as its benchmark index over time. The Board was provided with a comparative analysis of the performance of the Funds relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management, the Board also considered the limited length of time Forward Management had served as investment advisor to the Funds. The Board also noted the need for Forward Management to adhere to its investment mandate, which could at times have an impact on the Funds’ performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within its Morningstar category over time. Specifically, the Board noted:

•	The Forward Global Infrastructure Fund underperformed its peer group median for the one-year period ended June 30, 2009;

•	The Forward International Real Estate Fund outperformed its peer group median for the one- and three- year periods ended June 30, 2009;

•	The Forward Select Income Fund outperformed its peer group median for the one- and three-year periods ended

December 31, 2009	88

Approval of the Investment Management Agreement (Unaudited)

June 30, 2009, and underperformed its peer group median for the five-year period ended June 30, 2009; and

•	The Forward Strategic Realty Fund underperformed its peer group median for the one-, three- and five year periods ended June 30, 2009.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each Fund, that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed a strong balance sheet with an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for the Funds compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management.

The Board concluded that it was reasonable to infer that Forward Management’s profitability with respect to each Fund was not excessive and that the advisory fees to be charged were reasonable in light of the services provided to each Fund.

89	December 31, 2009

Approval of the Investment Management Agreement (Unaudited)

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized those funds at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interest of each Fund and its respective shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement.

December 31, 2009	90

Additional Company Information (Unaudited)

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800)999-6809.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 62	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006) Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	33	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 73	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (15) (1997 to present).

91	December 31, 2009

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 79	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	33	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund, (1994 to present); Trustee, Wilshire VIT Funds (2005 to 2007).

Cecilia H. Herbert Age: 60	Trustee	Since 2009+	President of the Board of Catholic Charities CYO (since 2007); Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006-2008).		Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005).

December 31, 2009	92

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 47	President, Trustee	Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC, an investment services company (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	33	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

93	December 31, 2009

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee
Barbara H. Tolle 433 California Street Suite 1100 San Francisco, CA 94104 Age: 60	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 62	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).	N/A

Judith M. Rosenberg 433 California Street Suite 1100 San Francisco, CA 94104 Age: 61	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).	N/A

Robert S. Naka 433 California Street 11th Floor San Francisco, CA 94104 Age: 46	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2009	94

Shareholder Voting Results (Unaudited)

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Ballot

The undersigned holder of capital stock of each Fund of the Forward Funds, or duly authorized proxy or proxies for a holder or holders of said stock (as evidenced by an executed proxy delivered to the Inspector of Election), hereby votes:

For approval of the election of two Trustees who are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Non-Interested Trustees”). The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

The purpose of this Proposal is to elect two Trustees to the Board as follows:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Votes in favor represented 99.53% of total votes

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

Votes in favor represented 99.55% of total votes

Forward Funds

Special Meeting of Shareholders

November 9, 2009

Board of Inspector of Election

To the Secretary of the Special Meeting of Shareholders of the Forward Funds: I, the undersigned Inspector of Election, having been duly authorized and qualified, do report and certify as to the Special Meeting of Shareholders of the Forward Funds held at 433 California Street, 11th Floor, San Francisco, California 94104, on November 9, 2009 at 9:00 a.m., Pacific Time, that:

Forward Funds

1. Out of 1,025,641,987 shares of Common Stock of the Forward Funds outstanding and entitled to vote at said meeting, a total of 616,932,609 shares of said stock were represented either in person or by proxy.

2. Upon a vote by holders of the shares of Common Stock of the Forward Funds, the election of Trustees of the Forward Funds, be, and is hereby, approved. The following votes were cast:

DeWitt F. Bowman

614,031,398 Votes in favor

2,901,211 Votes withheld

Cecilia H. Herbert

614,180,057 Votes in favor

2,752,552 Votes withheld

95	December 31, 2009

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted as referenced above were granted.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The fee information provided for 2008 in paragraphs (a)—(g) pertains to the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Real Estate Fund and Forward Small Cap Equity Fund, and the Forward Mini-Cap Fund. The fee information provided for 2009 in paragraphs (a)—(g) pertains to the Forward Emerging Markets Fund, the Forward International Equity Fund, Forward

International Small Companies Fund, Forward Large Cap Equity Fund, the Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund, Forward Real Estate Fund, Forward Small Cap Equity Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund, Forward Strategic Realty Fund and Forward Mini-Cap Fund (collectively, the “Funds”). The Accessor series of the registrant have disclosed or will disclose this information in a separate Form N-CSR.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $370,489 for the fiscal year ended December 31, 2009 and $352,008 for the fiscal year ended December 31, 2008.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2009 and NONE for the fiscal year ended December 31, 2008.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $77,734 for the fiscal year ended December 31, 2009 and $105,805 for the fiscal year ended December 31, 2008.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2009 and NONE for the fiscal year ended December 31, 2008.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established polices and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2009 and NONE for the fiscal year ended December 31, 2008.

(h)

The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 9, 2010

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 9, 2010